UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-22227

                    IndexIQ ETF Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue
                                         New York, NY 10010
(Address of principal executive offices) (Zip code)

Kirk C. Lehneis
IndexIQ Advisors LLC
51 Madison Avenue
                                          New York, NY 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-474-7725

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

IndexIQ ETF Trust

Annual Report
April 30, 2023

IQ Hedge Multi-Strategy Tracker ETF (QAI)
IQ Merger Arbitrage ETF (MNA)
IQ 500 International ETF (IQIN)
IQ Candriam ESG International Equity ETF (IQSI)
IQ Candriam ESG U.S. Mid Cap Equity ETF (IQSM)
IQ Candriam ESG U.S. Large Cap Equity ETF (IQSU)
IQ Chaikin U.S. Large Cap ETF (CLRG)
IQ Chaikin U.S. Small Cap ETF (CSML)
IQ CBRE NextGen Real Estate ETF (ROOF)
IQ FTSE International Equity Currency Neutral ETF (HFXI)

IQ U.S. Mid Cap R&D Leaders ETF (MRND)
IQ U.S. Large Cap R&D Leaders ETF (LRND)
IQ Global Equity R&D Leaders ETF (WRND)
IQ Global Resources ETF (GRES)
IQ Real Return ETF (CPI)
IQ Clean Oceans ETF (OCEN)
IQ Cleaner Transport ETF (CLNR)
IQ Engender Equality ETF (EQUL)
IQ Healthy Hearts ETF (HART)

Not FDIC Insured | May Lose Value | No Bank Guarantee

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting newyorklifeinvestments.com/etf or by calling 1-888-474-7725. Read the prospectus carefully before investing.
Each of the Funds’ performance that is current to the most recent month-end is available by visiting newyorklifeinvestments.com/etf or by calling 1-888-474-7725.
Availability of Proxy Voting Policies and Proxy Voting Records
You may obtain a description of the IndexIQ ETF Trust proxy voting policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-474-7725, visiting neworklifeinvestments.com/etf, or by accessing the SEC’s website at www.sec.gov.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at www.sec.gov. Additionally, the Funds' makes its portfolio holdings for the first and third quarters of each fiscal year available on the Funds’ website at newyorklifeinvestments.com\documents.
Availablity of Premium/Discount Information
Each Funds’ premium/discount information is available, free of charge, on the Funds’ website newyorklifeinvestments.com/etf or by calling 1-888-474-7725.
Electronic Delivery
Receive email notifications when your most recent shareholder communications are available for review. Access prospectuses, annual reports and semi-annual reports online.
To enroll:
Visit https://www.fundreports.com
If you have questions about IndexIQ e-Delivery services, contact a representative at 1-888-474-7725.
IndexIQ® and IQ® are registered service marks of New York Life Insurance Company.
"New York Life Investments" is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. IndexIQ® is the indirect wholly owned subsidiary of New York Life Investment Management Holdings LLC and serves as the advisor to the IndexIQ ETFs. ALPS Distributors, Inc. (ALPS) is the principal underwriter of the ETFs, and NYLIFE Distributors LLC is a distributor of the ETFs. NYLIFE Distributors LLC is located at 30 Hudson Street, Jersey City, NJ 07302. ALPS Distributors, Inc. is not affiliated with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a Member FINRA/SIPC.

Shareholder Letter (unaudited)

Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices saw relatively modest overall changes during the 12-month reporting period ended April 30, 2023. A deeply challenging investment environment during the last eight months of 2022, driven by increasing inflationary pressures and aggressive monetary efforts to curb them, was followed by a more positive, but uneven, economic and monetary backdrop during the first four months of 2023.
In April 2022, before the start of the reporting period, U.S. inflation stood at an annualized rate of 8.3%, up from 4.2% a year earlier. The U.S. Federal Reserve (the “Fed”), had begun to take steps to curb inflation, raising the federal funds rate from near zero in March 2022. Eight separate rate hikes during the reporting period brought the benchmark rate up to 4.75-5.00% in March 2023. Inflation seemed to respond, easing steadily from a peak of 9.1% in June 2022 to 4.9% in April 2023. Although further interest rate increases are expected in 2023, by the end of the reporting period, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes curbing inflation to a degree.
Equity market behavior during the reporting period reflected the arc of monetary policy and economic developments. From May through early October 2022, as inflation raged and interest-rate increases accelerated, investors shied away from perceived risk, favoring relatively defensive and value-oriented sectors over growth-oriented sectors. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 13% during this time, while international stocks suffered even sharper losses. These trends reversed from mid-October 2022 through the end of the reporting period, as inflationary pressures eased and markets began to anticipate an end to rising interest rates. Between mid-October 2022 and April 30, 2023, the S&P 500® Index regained all the ground it lost earlier, ending in modestly positive territory. International developed-markets stocks bounced back even stronger, prompted by surprisingly robust economic resilience in Europe and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts while outperforming U.S. markets.
Fixed-income markets followed a similar pattern of retreat and recovery. Bond prices trended sharply downward early in the reporting period, as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion — with long-term rates lower than short-term rates — that persisted from July through the end of the reporting period. However, market sentiment improved in the second half of the reporting period as inflationary pressures eased. As the Fed decreased the magnitude of rate increases, focus turned toward the possibility of eventual rate reductions and a potential ‘soft landing’ for the economy. On the negative side, a small number of high-profile, regional U.S. bank failures in March and April 2023 raised fears of possible wider banking industry contagion and future credit constraints.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, at New York Life Investments we remain dedicated to providing the unique investment solutions required to build smarter portfolios during challenging times. Thank you for continuing to place your trust in our team.
Sincerely,
Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Management’s Discussion of Fund Performance (unaudited)

IQ Hedge Multi-Strategy Tracker ETF
How did IQ Hedge Multi-Strategy Tracker ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Hedge Multi-Strategy Tracker ETF returned 0.68% at NAV (net asset value) and 0.73% at market price.1 To compare, the ETF’s Underlying Index, the IQ Hedge Multi-Strategy Index2 returned 1.35% for the reporting period. The S&P 500® Index (Net)2 and Barclay Fund of Funds Index2 returned 2.13% and −0.29%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 30, 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility. Against this challenging backdrop, hedge fund performance was mixed, with macro and multi-strategy funds being the top performers, while equity long/short, fixed income arbitrage and event-driven strategies lagged.
How were the ETF’s assets allocated during the reporting period and why?
The ETF spread its allocations across bonds, equities, commodities, currencies, real estate and volatility, with the largest allocation dedicated to bonds, followed by equities. The Underlying Index uses a rules-based process to select individual Index components that, when combined, produce an Index designed to replicate the risk/return characteristics of hedge funds generally, not individual hedge funds. The Underlying Index uses an optimization process whereby Index components are weighted, pursuant to a rules-based process, in an optimal manner to replicate various hedge fund investment styles.
How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its largest overweight allocations to bonds, followed by equities. As equity uncertainty stayed high and the Fed’s rate hikes cooled over the reporting period, the ETF increased its allocation to bonds and reduced its exposure to equities.

The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

See page 7 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which Underlying holdings had the highest total returns and which Underlying holdings had the lowest total returns?
In terms of total return, the ETF’s best performers during the reporting period were Energy Select Sector SPDR® Fund and Vanguard Energy ETF. Energy Select Sector SPDR® Fund tracks the performance of the Energy Select Sector Index. The fund holds large-cap U.S. energy stocks. It invests in companies that develop and produce crude oil & natural gas, and provide drilling and other energy related services. The holdings are weighted by market capitalization. Vanguard Energy ETF seeks to track the performance of the MSCI US Investable Market Energy Index, which consists of large, mid-size and small U.S. companies in the energy sector involved in the construction or provision of oil rigs, as well as the exploration, production and refining of oil & gas products.
The holdings with the lowest total returns were Vanguard Real Estate ETF and Fidelity MSCI Real Estate Index ETF. Vanguard Real Estate ETF seeks to track the performance of the MSCI US IMI 25/50 Real Estate Index. The ETF invests in the stocks that make up the Index, holding each stock in the same proportion as its weighting in the Index; the remaining assets are allocated to cash investments. Fidelity MSCI Real Estate Index ETF seeks to provide investment results that correspond, before fees and expenses, to the performance of the MSCI USA IMI Real Estate 25/25 Index. The constituents of the ETF are market cap weighted and rebalanced quarterly.
Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the strongest contributors to the ETF’s absolute performance during the reporting period were Vanguard Short-Term Corporate Bond ETF and Energy Select Sector SPDR® Fund, the latter of which is described above. Vanguard Short-Term Corporate Bond ETF seeks to track the performance of the Bloomberg US 1-5 Year Corporate Bond Index.
The weakest contributors to the ETF’s absolute performance were SPDR® Bloomberg Convertible Securities ETF and iShares Convertible Bond ETF. SPDR® Bloomberg Convertible Securities ETF’s objective is to provide investment results that correspond generally to the total return performance of the Bloomberg U.S. Convertibles Liquid Bond Index. iShares Convertible Bond ETF seeks to track the investment results of the Bloomberg U.S. Convertible Cash Pay Bond > $250MM Index. The Index is a subset of the Bloomberg U.S. Convertibles: Cash Pay Bonds Index and measures the performance of the U.S. dollar-denominated convertibles market.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the ETF’s largest positions included Vanguard Short-Term Corporate Bond ETF, described above, and iShares 1-5 Year Investment Grade Corporate Bond ETF. iShares 1-5 Year Investment Grade Corporate Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities between 1-5 years. The ETF seeks to track the ICE BofA 1-5 Year US Corporate Index.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2013 Through 4/30/2023)
Fund Performance History
IQ Hedge Multi-Strategy Tracker ETF
(as of April 30, 2023)
	1 Year	5 Year	10 Year
	Average Annual	Average Annual	Average Annual
IQ Hedge Multi-Strategy Tracker ETF Market Price1	0.73%	0.93%	1.44%
IQ Hedge Multi-Strategy Tracker ETF NAV	0.68%	0.92%	1.45%
IQ Hedge Multi-Strategy Index2	1.35%	1.49%	2.31%
S&P 500 Index (Net)2	2.13%	10.86%	11.56%
Barclay Fund of Funds Index2	-0.29%	2.12%	2.34%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

2
The IQ Hedge Multi-Strategy Index is the underlying index of ETF. The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of hedge funds generally. The S&P 500® (Net) Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Barclay Fund of Funds Index is a measure of the average net returns of all reporting funds of funds in the Barclay Hedge database.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Merger Arbitrage ETF
How did IQ Merger Arbitrage ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Merger Arbitrage ETF returned −0.21% at NAV (net asset value) and −0.19% at market price.1 To compare, the ETF’s Underlying Index, the IQ Merger Arbitrage Index2 returned 0.59% for the reporting period. The MSCI World Index (Net),2 S&P 500® Index (Net)2 and Barclay Merger Arbitrage Index2 returned 3.18%, 2.13% and 1.65%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
The IQ Merger Arbitrage Index, the ETF’s Underlying Index, seeks to achieve capital appreciation by investing in global companies for which there has been a public announcement of a takeover by an acquirer. This differentiated approach is based on a passive strategy of owning certain announced takeover targets with the goal of generating returns that are representative of global merger arbitrage activity. The Index also includes short exposure to global equities as a partial equity market hedge.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly commodities supply and demand, global trade activity and economic stability, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
Overall, global dealmaking had to navigate a daunting environment, with stubbornly high inflation, sharply rising interest rates and the growing specter of recession looming large. Despite the uncertain economic outlook and volatile equity market, M&A (merger and acquisition) activity, while down from a bumper year in 2021, held strong throughout the reporting period. Given that M&A is focused on unlocking long-term value, a significant cohort of companies were contrarians to the prevailing hesitancy and sought to take advantage of lower, and more attractive, valuations. This led to M&A continuing apace and remaining above pre-pandemic levels.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
With deals that involve stock financing, the Underlying Index employs a hedge to the sector of the acquirer if it is a domestic company and to the country or region of an acquirer if it is an international company. This

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 10 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

approach served the ETF well, delivering returns of 1.25% for North America sector hedges and 0.17% for non-North America country/regional hedges.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that provided the strongest positive contributions to the ETF’s absolute performance were health care and consumer staples. The sectors providing the weakest contributions to the ETF’s absolute performance were information technology and real estate.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period were Oak Street Health and Zendesk. Health care services provider Oak Street offers a technology-enabled, integrated platform to deliver value-based care focused on U.S. patients with health insurance. Software company Zendesk designs and develops software to improve customer relationships worldwide.
During the same period, the weakest contributors to the ETF’s absolute performance were Rogers and Duke Realty. Electronics solutions provider Rogers focuses on specialty engineered materials that enable high performance and reliability in electric vehicles, hybrid electric vehicles, wireless infrastructure, automotive safety and portable electronics for clients worldwide. Duke Realty owns, develops and manages logistics and industrial properties. The company provides development, leasing, property management, construction and other related services in the United States.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and consumer staples. During the same period, the sectors with the most substantial weighting decreases were information technology and utilities.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were Oak Street Health, described above, and TravelCenters of America. TravelCenters of America owns and operates petroleum filling stations in the United States. The company offers petrol, engine oils, preventive maintenance and food services.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2013 Through 4/30/2023)
Fund Performance History
IQ Merger Arbitrage ETF
(as of April 30, 2023)
	1 Year	5 Year	10 Year
	Average Annual	Average Annual	Average Annual
IQ Merger Arbitrage ETF Market Value1	-0.19%	1.08%	2.68%
IQ Merger Arbitrage ETF NAV	-0.21%	1.11%	2.62%
IQ Merger Arbitrage Index2	0.59%	1.77%	3.38%
MSCI World Index (Net)2	3.18%	8.14%	8.71%
S&P 500 Index (Net)2	2.13%	10.86%	11.56%
Barclay Merger Arbitrage Index2	1.65%	5.44%	4.76%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

2
The IQ Merger Arbitrage Index is the underlying index of ETF. The IQ Merger Arbitrage Index seeks to achieve capital appreciation by investing in global companies for which there has been a public announcement of a takeover by an acquirer. The MSCI World Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Barclay Merger Arbitrage Index is a measure of the average net returns of all reporting merger arbitrage funds in the Barclay Hedge database.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ 500 International ETF
How did IQ 500 International ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ 500 International ETF returned 8.93% at NAV (net asset value) and 10.47% at market price.1 To compare, the ETF’s Underlying Index, the IQ 500 International Index2 returned 9.11% for the reporting period. The MSCI EAFE Index (Net)2 returned 8.42% for the same period.
What factors affected the ETF’s performance during the reporting period?
The IQ 500 International Index, the ETF’s Underlying Index, identifies international companies that enjoy a strong global footprint and, at the same time, are able to maintain their long-term competitive positioning. The combination of these factors results in companies that are poised to continue driving improved operational performance and sustainable, long-term equity appreciation with low volatility and turnover.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Moreover, as the low interest rate environment came to a close and investors became more discerning, factor investment performance improved. Value outpaced its factor peers, as rising interest rates softened the appeal of growth stocks and boosted interest in profitable, undervalued companies. Amid this defensive shift, low volatility also fared well, with investors turning to stable, defensive sectors and companies. Quality also outperformed with investors favoring companies with strong, resilient balance sheets amid heightened uncertainty. The lone underperformer was the growth factor due to the sharply higher interest rate environment. With its multifactor approach, the Underlying Index was favorably positioned to benefit from this factor outperformance, while staying buffered from the cyclicality and concentration risk inherent to single factor exposures.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly commodities supply and demand, global trade activity and economic stability, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
Global currency and international equity markets experienced sharp volatility throughout the reporting period, with the U.S. dollar surging to historic highs as the Fed outpaced other central banks with significantly higher rates. However, as the reporting period progressed, other central banks raised rates markedly as well,

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 13 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

taking some of the air out of the soaring dollar and buoying international developed equities. Moreover, international developed economies held up better than expected amid recession concerns, further aiding performance.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were industrials and consumer discretionary. The sectors that made the weakest contributions to the ETF’s absolute performance were health care and information technology.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period were TotalEnergies and LVMH Moet Hennessy Louis Vuitton. Energy company TotalEnergies produces, transports and supplies crude oil, natural gas and low carbon electricity and refines petrochemical products. The company owns and manages gasoline filling stations worldwide. France-based, diversified, luxury goods company LVMH produces and sells wine, cognac, perfumes, cosmetics, luggage, watches and jewelry.
The weakest contributors to the ETF’s absolute performance during the same period were Toyota Motor and Uniper. Toyota Motor manufactures, sells, leases, and repairs passenger cars, trucks, buses and their related parts worldwide. The company also builds homes, produces pleasure boats and develops intelligent transportation products, including radar cruise control and electronic toll collection systems. In addition, Toyota operates financing services through its subsidiaries. International energy company Uniper owns and manages a portfolio of power plants located across Europe and Russia, and focuses on commodity trading businesses, such as power, emission certificates, natural gas, liquefied natural gas, coal and freight. Uniper also operates power and gas storage facilities.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were energy and consumer discretionary. During the same period, the sectors with the most substantial weighting decreases were consumer staples and health care.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were Deutsche Post and TotalEnergies, the latter of which is described above. Logistics company Deutsche Post offers letter and parcel dispatch, express delivery, freight transport, supply-chain management, and e-commerce solutions to customers worldwide.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ 500 International ETF
(as of April 30, 2023)
	1 Year	3 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Cumulative
IQ 500 International ETF Market Price2	10.47%	16.49%	8.07%	40.52%
IQ 500 International ETF NAV	8.93%	16.04%	8.00%	40.14%
IQ 500 International Index3	9.11%	16.36%	8.20%	41.28%
MSCI EAFE Index (Net)3	8.42%	11.68%	7.16%	35.43%

1
Fund Inception Date: 12/13/2018

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The IQ 500 International Index selects and weights securities utilizing a rules-based methodology incorporating three fundamental factors: sales, market share, and operating margin. The top 500 securities, based on the composite rank, are included in the Index. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Index results assume the reinvestment of all capital gain and dividend distributions.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Candriam ESG International Equity ETF
How did IQ Candriam ESG International Equity ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Candriam ESG International Equity ETF returned 7.98% at NAV (net asset value) and 9.81% at market price.1 To compare, the ETF’s Underlying Index, Candriam ESG International Equity Index2 returned 8.15% for the reporting period. The MSCI EAFE Index (Net)2 returned 8.42% for the same period.
What factors affected the ETF’s performance during the reporting period?
The Candriam ESG International Equity Index, the ETF’s Underlying Index, is a rules-based, broad-based, market-cap weighted index that consists of the top-rated international ESG (environmental, social and governance) companies based on ESG criteria developed by Candriam. Candriam’s ESG criteria seeks to identify companies that operate in a sustainable and responsible manner.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly ESG sentiment, global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were financials and consumer discretionary. The sectors that made the weakest contributions to the ETF’s absolute performance were real estate and materials.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period were Novo Nordisk and LVMH Moet Hennessy Louis Vuitton. Novo Nordisk develops, produces and markets pharmaceutical products. The company focuses on diabetes care and offers insulin delivery systems and

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 16 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

other diabetes products. Novo Nordisk also works in areas such as hemostasis management, growth disorders and hormone replacement therapy, and offers educational and training materials. France-based, diversified, luxury goods company LVMH produces and sells wine, cognac, perfumes, cosmetics, luggage, watches and jewelry.
The weakest contributors to the ETF’s absolute performance were Toyota Motor and Roche Holding. Toyota Motor manufactures, sells, leases and repairs passenger cars, trucks, buses and their related parts worldwide. The company also builds homes, produces pleasure boats and develops intelligent transportation products, including radar cruise control and electronic toll collection systems. In addition, Toyota operates financing services through its subsidiaries. Pharmaceutical and diagnostics products company Roche produces prescription drugs in the areas of cardiovascular, infectious, autoimmune and respiratory diseases, as well as products related to dermatology, metabolic disorders, oncology, transplantation and the central nervous system. The company serves customers worldwide.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and consumer discretionary. During the same period, the sectors with the most substantial weighting decreases were industrials and information technology.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were ASML Holdings and LVMH, the latter of which is described above. ASML Holding develops, produces and markets semiconductor manufacturing equipment, specifically machines for the production of chips through lithography, for clients worldwide.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ Candriam ESG International Equity ETF
(as of April 30, 2023)
	1 Year	3 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Cumulative
IQ Candriam ESG International Equity ETF Market Price2	9.81%	12.40%	5.11%	18.31%
IQ Candriam ESG International Equity ETF NAV	7.98%	12.08%	5.03%	18.01%
IQ Candriam ESG International Equity Index3	8.15%	12.32%	5.20%	18.63%
MSCI EAFE Index (Net)3	8.42%	11.68%	4.17%	14.78%

1
Fund Inception Date: 12/17/2019

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The IQ Candriam ESG International Equity Index is the underlying index of ETF. The IQ Candriam ESG International Equity Index is designed to deliver exposure to equity securities of companies meeting environmental, social and corporate governance (ESG) criteria developed by Candriam and weighted using a market-capitalization weighting methodology. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Candriam ESG U.S. Mid Cap Equity ETF
How did IQ Candriam ESG U.S. Mid Cap Equity ETF perform during the period since its inception on October 25, 2022, through April 30, 2023 (the “reporting period”)?
For the reporting period, IQ Candriam ESG U.S. Mid Cap Equity ETF returned 6.85% at NAV (net asset value) and 6.88% at market price.1 To compare, the ETF’s Underlying Index, the IQ Candriam ESG US Mid Cap Equity Index,2 and the Russell Midcap Index returned 6.95% and 8.31%, respectively, for the reporting period.
What factors affected the ETF’s performance during the reporting period?
The IQ Candriam ESG US Mid Cap Equity Index, the ETF’s Underlying Index, is a rules-based, broad-based, market-cap weighted index that consists of the top-rated US Mid Cap ESG (environmental, social and governance) companies based on ESG criteria developed by Candriam. Candriam’s ESG criteria seeks to identify companies that operate in a sustainable and responsible manner.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly ESG sentiment, global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were industrials and health care. The sectors that made the weakest contributions to the ETF’s absolute performance were information technology and financials.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Fair Isaac and Abiomed. Fair Isaac provides analytics software, solutions, and services. The company offers tools used to manage risk, fight fraud, build more profitable customer relationships, optimize operations and meet strict

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 19 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

government regulations. Fair Isaac serves banks, collection agencies and governments, as well as enterprises in the insurance, health care and transportation industries worldwide. Abiomed develops, manufactures and markets cardiovascular products. The company develops technologies designed to assist and replace the pumping function of the heart for customers worldwide.
During the same period, the weakest contributors to the ETF’s absolute performance were Western Alliance Bancorp and Sunrun. Multi-bank holding company Western Alliance provides a full range of banking and related services to businesses and consumers in Nevada, Arizona and California. Solar energy solutions provider Sunrun sells, installs, monitors and maintains solar panels on U.S. homeowner’s roofs and related equipment to supply solar electricity.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were industrials and consumer discretionary. During the same period, the sectors with the most substantial weighting decreases were energy and utilities.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were Fair Isaac, described above, and Lamb Weston Holdings. Through its subsidiaries, Lamb Weston produces and supplies frozen potato products, including fries, oven roasted potatoes, puffs, chips, slices and prepared potato products.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ Candriam ESG U.S. Mid Cap Equity ETF
(as of April 30, 2023)
Since Inception1
Cumulative
IQ Candriam ESG U.S. Mid Cap Equity ETF Market Price2	6.88%
IQ Candriam ESG U.S. Mid Cap Equity ETF NAV	6.85%
IQ Candriam ESG U.S. Mid Cap Equity Index3	6.95%
Russell Midcap Index3	8.31%

1
Fund Inception Date: 10/25/2022

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The IQ Candriam ESG U.S. Mid Cap Equity Index is the underlying index of ETF. The IQ Candriam ESG US Mid Cap Equity Index is a broad-based, market-cap weighted index that consists of the top-rated US Mid Cap ESG companies based on Candriam’s ESG criteria. Candriam’s ESG criteria seeks to identify companies that operate in a sustainable and responsible manner. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Candriam ESG U.S. Large Cap Equity ETF
How did IQ Candriam ESG U.S. Large Cap Equity ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Candriam ESG U.S. Large Cap Equity ETF returned 1.81% at NAV (net asset value) and 1.75% at market price.1 To compare, the ETF’s Underlying Index, IQ Candriam ESG US Equity Index2 returned 1.86% for the reporting period. The S&P 500® Index2 returned 2.66% for the same period.
What factors affected the ETF’s performance during the reporting period?
The IQ Candriam ESG U.S Equity Index, the ETF’s Underlying Index, is a rules-based, broad-based, market-cap weighted index that consists of the top-rated U.S. ESG (environmental, social and governance) companies based on ESG criteria developed by Candriam. Candriam’s ESG criteria seeks to identify companies that operate in a sustainable and responsible manner.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels
These crosscurrents weighed heavily on key asset class performance drivers, particularly ESG sentiment, global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were information technology and energy. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer staples and real estate.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period were Microsoft and NVIDIA. Microsoft develops and markets software applications, cloud storage services and advanced

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 22 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

security solutions for customers worldwide. NVIDIA designs, develops and markets three-dimensional (3D) graphics processors and related software for the mainstream personal computer market.
The weakest contributors to the ETF’s absolute performance during the same period were SVB Financial Group and Johnson & Johnson. SVB Financial is the holding company for Silicon Valley Bank, a commercial bank that serves emerging growth and middle-market growth companies in targeted niches, focusing on the technology and life sciences industries. Silicon Valley operates offices throughout the Silicon Valley and other areas of California, as well as in other states. Johnson & Johnson manufactures health care products and provides related services for the consumer, pharmaceutical, and medical device and diagnostics markets. The company sells items such as skin and hair care products, acetaminophen products, pharmaceuticals, diagnostic equipment and surgical equipment worldwide.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were consumer discretionary and consumer staples. During the same period, the sectors with the most substantial weighting decreases were health care and communication services.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions held by the ETF were Amazon.com and Microsoft, the latter of which is described above. Online retailer Amazon.com offers a wide range of products, including books, music, computers and electronics, among many others. Amazon also provides personalized shopping services, Web-based credit card payment and direct shipping to customers, as well as a global cloud platform offering.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ Candriam ESG U.S. Large Cap Equity ETF
(as of April 30, 2023)
	1 Year	3 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Cumulative
IQ Candriam ESG U.S. Large Cap Equity ETF Market Price2	1.75%	15.35%	12.30%	47.88%
IQ Candriam ESG U.S. Large Cap Equity ETF NAV	1.81%	15.32%	12.30%	47.88%
IQ Candriam ESG US Equity Index3	1.86%	15.43%	12.38%	48.23%
S&P 500 Index3	2.66%	14.52%	10.02%	38.00%

1
Fund Inception Date: 12/17/2019

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The IQ Candriam ESG US Equity Index is the underlying index of ETF. The IQ Candriam ESG US Equity Index is designed to deliver exposure to equity securities of companies meeting environmental, social and corporate governance (ESG) criteria developed by Candriam and weighted using a market capitalization weighting methodology. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Chaikin U.S. Large Cap ETF
How did IQ Chaikin U.S. Large Cap ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Chaikin U.S. Large Cap ETF returned 2.85% at NAV (net asset value) and 2.83% at market price.1 To compare, the ETF’s Underlying Index, the NASDAQ Chaikin Power US Large Cap Index2 returned 3.10% for the reporting period. The S&P 500® Index2 and the NASDAQ US 300 Index2 returned 2.66% and 2.71%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
The NASDAQ Chaikin Power US Large Cap Index, the ETF’s Underlying Index, is a rules-based, quantitative index designed to enhance an existing index (the NASDAQ US 300 Index) by selecting stocks with the highest Chaikin Power Gauge rating based on a number of fundamental, technical and sentiment factors. The Underlying Index rebalances and reconstitutes annually and typically consists of 45 to 65 equally weighted securities.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with stocks suffering their worst year since the 2008 Great Financial Crisis and bonds posting historically negative performance amid rapid, global, central bank tightening. The first four months of 2023, while showing improvement, remained uneven.
Moreover, as the low interest rate environment came to a close and investors became more discerning, factor investment performance improved. Value outpaced its factor peers, as rising interest rates softened the appeal of growth stocks and boosted interest in profitable, undervalued companies. Amid this defensive shift, low volatility also fared well, with investors turning to stable, defensive sectors and companies. Quality also outperformed with investors favoring companies with strong, resilient balance sheets amid heightened uncertainty. The lone underperformer was the growth factor due to the sharply higher interest rate environment. With its multifactor approach, the Underlying Index was favorably positioned to benefit from this factor outperformance, while staying buffered from the cyclicality and concentration risk inherent to single factor exposures.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were consumer discretionary and health care. The

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 25 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

sectors that made the weakest contributions to the ETF’s absolute performance were information technology and financials.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Las Vegas Sands and O’Reilly Automotive. Las Vegas Sands owns and operates casino resorts and convention centers in the United States, Macau and Singapore. The company offers a wide range of gaming activities and entertainment, as well as overnight accommodations, while its expo centers host diverse entertainment shows, expositions and other activities. O’Reilly Automotive retails and supplies automotive aftermarket parts, tools, supplies, equipment and accessories. Operating throughout the United States, the company sells its products to do-it-yourself customers, professional mechanics and service technicians.
During the same period, the weakest contributors to the ETF’s absolute performance were First Republic Bank and Snap. First Republic and its subsidiaries provide private banking, private business banking and private wealth management in U.S. urban, coastal markets. The company delivers relationship-based service by providing a single point of contact for all of its services. Snap provides technology and social media services. The company develops mobile camera application products and services that allow its worldwide customer base to send and receive photos, drawings, text and videos.
How did the ETF’s sector weightings change during the reporting period?
The two sectors experiencing the largest weighting increases in the ETF during the reporting period were consumer staples and utilities. During the same period, the two sectors with the most substantial weighting decreases were information technology and communication services.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the ETF’s largest positions included ResMed and Starbucks. ResMed develops, manufactures and markets medical equipment for the treatment of sleep disordered breathing. The company sells diagnostic and treatment devices in various countries through its subsidiaries and independent distributors. Starbucks is the premier roaster, marketer and retailer of specialty coffee. The company offers packaged and single-serve coffees and teas, beverage-related ingredients and ready-to-drink beverages, as well as producing and selling bottled coffee drinks and a line of ice creams. Starbucks serves customers worldwide.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ Chaikin U.S. Large Cap ETF
(as of April 30, 2023)
	1 Year	3 Year	5 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Chaikin U.S. Large Cap ETF Market Price2	2.83%	15.82%	7.10%	6.84%	42.76%
IQ Chaikin U.S. Large Cap ETF NAV	2.85%	15.76%	7.10%	6.84%	42.77%
NASDAQ Chaikin Power US Large Cap Index3	3.10%	16.09%	7.38%	7.12%	44.83%
S&P 500 Index3	2.66%	14.52%	11.45%	10.60%	72.03%
NASDAQ US 300 Index3	2.71%	13.93%	11.62%	10.72%	73.03%

1
Fund Inception Date: 12/13/2017

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The NASDAQ Chaikin Power US Large Cap Index is the underlying index of ETF. The NASDAQ Chaikin Power US Large Cap Index is a rules-based, quantitative index designed to enhance an existing index (NASDAQ US 300 Index) by selecting stocks with the highest Chaikin Power Gauge rating. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The NASDAQ US 300 Index includes up to the 300 largest securities in the NASDAQ US Large Cap Index, a float-adjusted market capitalization-weighted index, designed to track the performance of securities in NASDAQ US Benchmark Index that comprises the largecap segment of companies.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Chaikin U.S. Small Cap ETF
How did IQ Chaikin U.S. Small Cap ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Chaikin U.S. Small Cap ETF returned −2.10% at NAV (net asset value) and −2.07% at market price.1 To compare, the ETF’s Underlying Index, the NASDAQ Chaikin Power US Small Cap Index2 returned −1.84% for the reporting period. The Russell 2000 Index2 and the NASDAQ US 1500 Index2 returned −3.65% and −4.95%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
The NASDAQ Chaikin Power US Small Cap Index, the ETF’s Underlying Index, is a rules-based, quantitative index designed to augment an existing Index (the NASDAQ US 1500 Index) by selecting stocks with the highest Chaikin Power Gauge rating based on a number of fundamental, technical and sentiment factors. The Underlying Index rebalances and reconstitutes annually and typically consists of 200 to 350 equally weighted securities.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with stocks suffering their worst year since the 2008 Great Financial Crisis and bonds posting historically negative performance amid rapid, global, central bank tightening. The first four months of 2023, while showing improvement, remained uneven.
Moreover, as the low interest rate environment came to a close and investors became more discerning, factor investment performance improved, while small caps experienced challenges as investors flocked to larger, more established companies amid intensifying economic uncertainty.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were industrials and health care. The sectors that made the weakest contributions to the ETF’s absolute performance were information technology, financials and real estate.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Immunovant and

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 28 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

Super Micro Computer. Biotechnology company Immunovant develops and manufactures drugs for patients worldwide with autoimmune diseases. Super Micro Computer designs, develops, manufactures and sells server solutions based on modular and open-standard architecture. The company offers servers, motherboards, chassis and accessories worldwide.
During the same period, the weakest contributors to the ETF’s absolute performance were Bioventus and Avaya Holdings. Medical device maker Bioventus offers ultrasound bone healing devices, musculoskeletal ultrasound devices, osteoarthritis pain treatments, bone fracture healing systems and portable diagnostic systems to customers worldwide. Through its subsidiaries, Avaya Holdings provides business collaboration and communications software solutions. The company offers unified communications, contact centers, real-time video and collaboration services to clients worldwide.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were real estate and energy. During the same period, the sectors with the most substantial weighting decreases were financials and information technology.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were Sana Biotechnology and ImmunityBio. Sana Biotechnology focuses on creating and delivering engineered cells as medicine for patients to replace damaged cells and tissues and treat a broad array of diseases. Biotechnology company ImmunityBio develops cell and immunotherapy products for the treatment of cancers, infections and inflammatory diseases in the United States.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ Chaikin U.S. Small Cap ETF
(as of April 30, 2023)
	1 Year	3 Year	5 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Chaikin U.S. Small Cap ETF Market Price2	-2.07%	16.93%	3.81%	4.58%	30.63%
IQ Chaikin U.S. Small Cap ETF NAV	-2.10%	16.93%	3.82%	4.59%	30.65%
NASDAQ Chaikin Power US Small Cap Index3	-1.84%	17.33%	4.19%	5.01%	33.85%
Russell 2000 Index3	-3.65%	11.90%	4.15%	5.45%	37.24%
NASDAQ US 1500 Index3	-4.95%	13.98%	4.92%	6.18%	42.98%

1
Fund Inception Date: 5/16/2017

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The NASDAQ Chaikin Power US Small Cap Index is the underlying index of ETF. The NASDAQ Chaikin Power U.S. Small Cap Index is a rules-based, quantitative index designed to enhance an existing index (NASDAQ US 1500 Index) by selecting stocks with the highest Chaikin Power Gauge rating. The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The NASDAQ US 1500 Index contains up to the 1500 largest securities in the NASDAQ US Small Cap Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ CBRE NextGen Real Estate ETF
How did IQ CBRE NextGen Real Estate ETF (formerly, IQ U.S. Real Estate Small Cap ETF) perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ CBRE NextGen Real Estate ETF returned −16.22% at NAV (net asset value) and −16.15% at market price.1 On September 1, 2022, the Fund’s underlying index changed from the IQ U.S. Real Estate Small Cap Index to the IQ CBRE NextGen Real Estate Index. To compare, the ETF’s Underlying Index, the IQ CBRE NextGen Real Estate Index2 returned –6.86% for the period September 1, 2022 to the period ended April 30, 2023. The FTSE Nareit All Equity REITs Index2 and Dow Jones U.S. Real Estate Index2 returned –16.09% and –14.58%, respectively, for the 12 months ended April 30, 2023.
What factors affected the ETF’s performance during the reporting period?
The IQ CBRE NextGen Real Estate Index, the ETF’s Underlying Index, seeks to provide exposure to real estate sectors and companies that are expected to benefit from large trends (“NextGen trends”) affecting the global economy over a secular, multi-year time horizon. The ETF primarily provides exposure to U.S. companies but also holds securities of issuers based in foreign markets.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly commodities supply and demand, global trade activity and economic stability, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
With an uncertain economic outlook throughout the reporting period, real estate faced several formidable headwinds, none more so than rising interests. Facing the most rapid series of interest rate increases since the 1980’s, real estate suffered as an asset class.
During the reporting period, which subsectors made the strongest contributions to the ETF’s performance and which subsectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the subsectors that made the strongest contributions to the ETF’s absolute performance were student housing and health care, both

1
The price used to calculate the market price returns is determined by using the closing price listed on the NASDAQ and does not represent returns an investor would receive if shares were traded at other times.

2
See page 31 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

belonging to the generation change sector. The subsectors that made the weakest contributions to the ETF’s absolute performance were infrastructure (tower) and industrial, belonging to the digital transformation and ecommerce revolution sectors, respectively.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period were Keppel DC REIT and Americold Realty Trust. Keppel DC is Asia’s first pure-play datacenter REIT (real estate investment trust) listed on the Singapore Exchange. The company principally invests, directly or indirectly, in a diversified portfolio of income-producing real estate assets, which are used primarily for datacenter purposes and as real estate-related assets. Americold provides temperature-controlled food distribution services. The company offers warehousing, consolidation programs, shipment management, multi-vendor consolidation and logistics solutions, serving food producers, processors, distributors, wholesalers, retailers and restaurants worldwide.
The weakest contributors to the ETF’s absolute performance during the same period were Crown Castle and Prologis. Crown Castle, a REIT, owns, operates and leases towers and other infrastructure for wireless communications. The company manages and offers wireless communication coverage and infrastructure sites in the United States and Australia. Prologis owns and develops industrial real estate focused on global and regional markets across the Americas, Europe and Asia. The company also leases modern distribution facilities to customers, including manufacturers, retailers, transportation companies, third-party logistics providers and other enterprises.
How did the ETF’s subsector weightings change during the reporting period?
The subsectors experiencing the largest weighting increases in the ETF during the reporting period were datacenter and specialty. The two subsectors with the largest weighting decreases were infrastructure (tower) and student housing.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were Prologis, described above, and American Tower. American Tower, a REIT, owns, operates and develops wireless communications and broadcast towers in the United States. The company leases antennae sites on multi-tenant towers for a diverse range of wireless communications industries, including personal communications services, paging and cellular.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2013 Through 4/30/2023)
Fund Performance History
IQ CBRE NextGen Real Estate ETF
(as of April 30, 2023)
	1 Year	5 Year	10 Year
	Average Annual	Average Annual	Average Annual
IQ CBRE NextGen Real Estate ETF Market Price1	-16.15%	0.69%	2.17%
IQ CBRE NextGen Real Estate ETF NAV	-16.22%	0.67%	2.17%
IQ CBRE NextGen Real Estate Index2	N/A	N/A	N/A
FTSE Nareit All Equity REITs Index2	-16.09%	6.20%	5.83%
Dow Jones U.S. Real Estate Index3	-14.58%	5.77%	5.47%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

2
The IQ CBRE NextGen Real Estate Index is the underlying index of ETF. The IQ CBRE NextGen Real Estate Index is designed to provide exposure to real estate sectors and companies that are expected to benefit from large trends (“NextGen trends”) affecting the global economy over a secular, multi-year time horizon. The Underlying Index will primarily provide exposure to U.S. companies but may also include securities of issuers based in foreign markets. Effective September 1, 2022, the ETF changed its underlying index and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the ETF’s prior underlying index and principal investment strategies. The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

3
The Dow Jones U.S. Real Estate Index measures the stock performance of REITs and real estate operating companies in the U.S. On September 1, 2022, the Fund's primary benchmark changed from the Dow Jones U.S. Real Estate Index to the FTSE Nareit All Equity REITs Index because the Advisor believes that the FTSE Nareit All Equity REITs Index better reflects the investment strategies of the Fund.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ FTSE International Equity Currency Neutral ETF
How did IQ FTSE International Equity Currency Neutral ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ FTSE International Equity Currency Neutral ETF returned 8.31% at NAV (net asset value) and 10.19% at market price.1 To compare, the ETF’s Underlying Index, the FTSE Developed ex North America 50% Hedged to USD Net Tax (US RIC) Index2 returned 8.74% for the reporting period. The FTSE Developed ex North America 100% Hedged to USD Net Tax (US RIC) Index2 and FTSE Developed ex North America Net Tax (US RIC) Index2 returned 10.23% and 7.04%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
FTSE Developed ex North America 50% Hedged to USD Net Tax (US RIC) Index, the ETF’s Underlying Index, is an equity benchmark of international stocks from developed markets, with approximately half of the currency exposure of the securities included in the Index “hedged” against the U.S. dollar on a monthly basis.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly commodities supply and demand, global trade activity and economic stability, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
Global currency and international equity markets experienced sharp volatility throughout the reporting period, with the U.S. dollar surging to historic highs as the Fed outpaced other central banks with significantly higher rates. However, as the reporting period progressed, other central banks raised rates markedly as well, taking some of the air out of the soaring dollar. Against this backdrop, the ETF’s currency hedge provided a positive contribution to the ETF’s performance.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
Against the backdrop of a rising USD, the Underlying Index’s currency hedge positively contributed to performance, returning 1.69% over the reporting period.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 34 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were financials and industrials. The sectors that made the weakest contributions to the ETF’s absolute performance were real estate and information technology.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Novo Nordisk and LVMH Moet Hennessy Louis Vuitton. Novo Nordisk develops, produces and markets pharmaceutical products. The company focuses on diabetes care and offers insulin delivery systems and other diabetes products. Novo Nordisk also works in areas such as hemostasis management, growth disorders and hormone replacement therapy, and offers educational and training materials. France-based diversified luxury goods company LVMH produces and sells wine, cognac, perfumes, cosmetics, luggage, watches and jewelry.
The weakest contributors to the ETF’s absolute performance were Toyota Motor and Roche Holding. Toyota Motor manufactures, sells, leases and repairs passenger cars, trucks, buses and their related parts worldwide. The company also builds homes, produces pleasure boats and develops intelligent transportation products, including radar cruise control and electronic toll collection systems. In addition, Toyota operates financing services through its subsidiaries. Pharmaceutical and diagnostics products company Roche produces prescription drugs in the areas of cardiovascular, infectious, autoimmune and respiratory diseases, as well as products related to dermatology, metabolic disorders, oncology, transplantation and the central nervous system. The company serves customers worldwide.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were energy and health care. During the same period, the sectors with the most substantial weighting decreases were information technology and consumer discretionary.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were Nestlé and Novo Nordisk, the latter of which is described above. Nestlé produces a wide range of nutrition, health, and wellness items, including prepared foods and cooking aids, milk-based products, pharmaceuticals and ophthalmic goods, and baby foods and cereals.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ FTSE International Equity Currency Neutral ETF
(as of April 30, 2023)
	1 Year	3 Year	5 Year	Since Inception1
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ FTSE International Equity Currency Neutral ETF Market Price2	10.19%	13.73%	5.54%	5.58%	52.56%
IQ FTSE International Equity Currency Neutral ETF NAV	8.31%	13.15%	5.42%	5.52%	51.90%
FTSE Developed ex North America 50% Hedged to USD Index3	8.74%	13.49%	5.65%	5.94%	56.67%
FTSE Developed ex North America 100% Hedged to USD Net Tax (US RIC) Index3	10.23%	15.30%	7.80%	7.23%	72.10%
FTSE Developed ex North America Net Tax (US RIC) Index3	7.04%	11.56%	3.44%	4.57%	41.58%

1
Fund Inception Date: 7/22/2015

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The FTSE Developed ex North America 50% Hedged to USD Index is the underlying index of ETF. The FTSE Developed ex North America 50% Hedged to USD Index is the FTSE Developed ex North America Index with 50% of its exposure hedged to U.S. dollars. The FTSE Developed ex North America 100% Hedged to USD Net Tax (US RIC) Index is comprised of large and mid-cap stocks in developed markets, The FTSE Developed ex North America Net Tax (US RIC) Index is comprised of large- and mid-cap stocks in Developed markets, excluding the US and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world's investable market capitalization. The FTSE currency hedging methodology allows exposure to the returns of the foreign assets in the index without being exposed to the volatility of the exchange rates against the US dollar.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ U.S. Mid Cap R&D Leaders ETF
How did IQ U.S. Mid Cap R&D Leaders ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ U.S. Mid Cap R&D Leaders ETF returned −8.07% at NAV (net asset value) and −8.03% at market price.1 To compare, the ETF’s Underlying Index, the IQ U.S. Mid Cap R&D Leaders Index,2 and the Russell Midcap Growth Index2 returned −8.05% and 1.60%, respectively, for the reporting period.
What factors affected the ETF’s performance during the reporting period?
The IQ U.S. Mid Cap R&D Leaders Index, the ETF’s Underlying Index, seeks to provide exposure to highly innovative companies through the selection of equities in the U.S mid-cap universe with the highest R&D (research and development) spending in the past year. Companies with high R&D spending are investing for future growth in their business and may enjoy strong long-term competitive positioning.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly commodities supply and demand, global trade activity and economic stability, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
With an uncertain economic outlook throughout the reporting period, R&D spending was somewhat subdued and mid-cap stocks were out of favor, as investors sought refuge in larger, more established companies or higher-yielding alternatives amid rising interest rates.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were communication services and materials. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer discretionary and information technology.

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 37 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Biogen and Seagen. Biogen develops, manufactures and commercializes therapies, focusing on neurology, oncology and immunology. The company products address diseases such as multiple sclerosis, non-Hodgkin’s lymphoma, rheumatoid arthritis, Crohn’s disease and psoriasis. Biotechnology developer Seagen focuses on monoclonal antibody-based drugs to treat cancer and related diseases, and offers antibody/drug conjugate technology designed to deliver cell-killing agents directly to tumor cells. Seagen serves customers worldwide.
During the same period, the weakest contributors to the ETF’s absolute performance were Novavax and Rivian Automotive. Clinical stage biotechnology company Novavax creates novel vaccines to address a broad range of infectious diseases worldwide using proprietary, virus-like particle (VLP) technology. Automotive technology company Rivian designs and manufactures vans, trucks and sports utility vehicles, and offers related software solutions, information technology, repair and maintenance services. Rivian Automotive serves customers in North America and the U.K.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and communication services. During the same period, the sectors with the most substantial weighting decreases were information technology and industrials.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the largest positions in the ETF were Electronic Arts and Biogen, the latter of which is described above. Electronic Arts develops, publishes and distributes branded interactive entertainment software worldwide for video game consoles, personal computers, handheld game players and cellular handsets. The company also provides online game-related services.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ U.S. Mid Cap R&D Leaders ETF
(as of April 30, 2023)
	1 Year	Since Inception1
	Average Annual	Average Annual	Cumulative
IQ U.S. Mid Cap R&D Leaders ETF Market Price2	-8.03%	-14.39%	-17.32%
IQ U.S. Mid Cap R&D Leaders ETF NAV	-8.07%	-14.41%	-17.35%
IQ U.S. Mid Cap R&D Leaders Index3	-8.05%	-14.38%	-17.31%
Russell Midcap Growth Index3	1.60%	-7.33%	-8.90%

1
Fund Inception Date: 2/8/2022

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The IQ U.S. Mid Cap R&D Leaders Index is the underlying index of ETF. The IQ U.S. Mid Cap R&D Leaders Index seeks to provide exposure to highly innovative companies through the selection of mid-cap equities with the highest R&D spending in the past one year. Companies with high R&D spending areinvesting for future growth in their business and may enjoy strong long-term competitive positioning. The Russell Midcap Growth Index measures the performance of the midcap growth segment of the US equity universe. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the midcap growth market.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ U.S. Large Cap R&D Leaders ETF
How did IQ U.S. Large Cap R&D Leaders ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ U.S. Large Cap R&D Leaders ETF returned 3.95% at NAV (net asset value) and 4.08% at market price.1 To compare, the ETF’s Underlying Index, the IQ U.S. Large Cap R&D Leaders Index,2 and the Russell 1000 Growth Index2 returned 4.06% and 2.34%, respectively, for the reporting period.
What factors affected the ETF’s performance during the reporting period?
The IQ U.S. Large Cap R&D Leaders Index, the ETF’s Underlying Index, seeks to provide exposure to highly innovative companies through the selection of equities in the U.S. large cap universe with the highest R&D (research and development) spending in the past year. Companies with high R&D spending are investing for future growth in their business and may enjoy strong, long-term competitive positioning.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly commodities supply and demand, global trade activity and economic stability, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
With a uncertain economic outlook throughout the reporting period, R&D spending was somewhat subdued. However, amid this environment of uncertainty, investors sought safety in the type of companies that are targeted by the Underlying Index’s methodology — namely, established, large-cap companies that are at the forefront of innovation and generate strong free cash flows.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were information technology and health care. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer discretionary and financials.

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 40 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Meta Platforms and Merck & Co. Social technology company Meta Platforms builds applications and technologies that help people connect, find communities and grow businesses. The company is also involved in advertising, as well as augmented and virtual reality. Merck is a global health care company that delivers health solutions through its prescription medicines, vaccines, biologic therapies, animal health and consumer care products, which it markets directly and through its joint ventures.
During the same period, the weakest contributors to the ETF’s absolute performance were Amazon.com and Intel. Online retailer Amazon.com offers a wide range of products, including books, music, computers and electronics, among many others. Amazon also provides personalized shopping services, Web-based credit card payment and direct shipping to customers, as well as a global cloud platform offering. Intel designs, manufactures, and sells computer components and related products. The company’s major products include microprocessors; chipsets; embedded processors and microcontrollers; flash memory; graphic, network and communication systems management software; and conferencing and digital imaging products.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were information technology and communication services. During the same period, the sectors with the most substantial weighting decreases were consumer discretionary and energy.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were Alphabet and Amazon.com, the latter of which is described above. Alphabet operates as a holding company. Through its subsidiaries, most notably Google, the company provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions and commerce and hardware products.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ U.S. Large Cap R&D Leaders ETF
(as of April 30, 2023)
	1 Year	Since Inception1
	Average Annual	Average Annual	Cumulative
IQ U.S. Large Cap R&D Leaders ETF Market Price2	4.08%	-4.72%	-5.74%
IQ U.S. Large Cap R&D Leaders ETF NAV	3.95%	-4.75%	-5.79%
IQ U.S. Large Cap R&D Leaders Index3	4.06%	-4.68%	-5.70%
Russell 1000 Growth Index3	2.34%	-7.25%	-8.81%

1
Fund Inception Date: 2/8/2022

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The IQ U.S. Large Cap R&D Leaders Index is the underlying index of ETF. The IQ U.S. Large Cap R&D Leaders Index seeks to provide exposure to highly innovative companies through the selection of Large-cap equities with the highest R&D spending in the past one year. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher priceto-book ratios and higher forecasted growth values.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Global Equity R&D Leaders ETF
How did IQ Global Equity R&D Leaders ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Global Equity R&D Leaders ETF returned 5.54% at NAV (net asset value) and 6.54% at market price.1 To compare, the ETF’s Underlying Index, the IQ Global Equity R&D Leaders Index,2 and the FTSE All-World Growth Index (Net)2 returned 5.59% and 1.43%, respectively, for the reporting period.
What factors affected the ETF’s performance during the reporting period?
The IQ Global Equity R&D Leaders Index, the ETF’s Underlying Index, seeks to provide exposure to highly innovative companies through the selection of equities in the global universe with the highest R&D (research and development) spending in the past year. Companies with high R&D spending are investing for future growth in their business and may enjoy strong long-term competitive positioning.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly commodities supply and demand, global trade activity and economic stability, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
With an uncertain economic outlook throughout the reporting period, R&D spending was somewhat subdued. However, amid this environment of uncertainty, investors sought safety in the type of companies that are targeted by the Underlying Index’s methodology: established, large-cap companies at the forefront of innovation that generate strong free cash flows.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were communication services and health care. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer discretionary and financials.

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 43 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Meta Platforms and Merck & Company. Social networking company Meta Platforms builds applications and technologies that help people connect, find communities and grow businesses. The company is also involved in advertising and augmented and virtual reality. Merck is a global health care company that delivers health solutions through its prescription medicines, vaccines, biologic therapies, animal health and consumer care products, which it markets directly and through its joint ventures.
During the same period, the weakest contributors to the ETF’s absolute performance were Amazon.com and Intel. Online retailer Amazon offers a wide range of products, including books, music, computers, electronics and numerous others. The company also offers personalized shopping services, web-based credit card payment and direct shipping to customers. In addition, Amazon also operates a cloud platform offering services globally. Intel designs, manufactures and sells computer components and related products, including microprocessors; chipsets; embedded processors and microcontrollers; flash memory; graphic, network and communication chips; systems management software; and conferencing and digital imaging products.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were information technology and communication services. During the same period, the sectors with the most substantial weighting decreases were consumer discretionary and health care.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were Amazon.com, described above, and Alphabet. Through its subsidiaries, Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ Global Equity R&D Leaders ETF
(as of April 30, 2023)
	1 Year	Since Inception1
	Average Annual	Average Annual	Cumulative
IQ Global Equity R&D Leaders ETF Market Price2	6.54%	-4.27%	-5.21%
IQ Global Equity R&D Leaders ETF NAV	5.54%	-4.43%	-5.39%
IQ Global Equity R&D Leaders Index3	5.59%	-4.93%	-6.00%
FTSE All-World Growth Index (Net)3	1.43%	-7.50%	-9.10%

1
Fund Inception Date: 2/8/2022

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The IQ Global Equity R&D Leaders Index is the underlying index of ETF. The IQ Global Equity R&D Leaders Index seeks to provide exposure to highly innovative companies through the selection of global equities with the highest R&D spending in the past one year. Companies with high R&D spending are investing for future growth in their business and may enjoy strong long-term competitive positioning. The FTSE All World Growth Index (Net) measures the performance of the investable securities in the developed and emerging large and mid cap growth segment of the market, which includes companies with higher growth earning potential.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Global Resources ETF
How did IQ Global Resources ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Global Resources ETF returned 4.79% at NAV (net asset value) and 5.32% at market price.1 To compare, the ETF’s Underlying Index, IQ Global Resources Index2 returned 5.11% for the reporting period. The S&P Global Natural Resources Index (Net),2 Bloomberg Commodity Spot Index2 and MSCI World Index (Net)2 returned −1.54%, −22.26% and 3.18%, respectively, during the same period.
What factors affected the ETF’s performance during the reporting period?
The IQ Global Resources Index, the ETF’s Underlying Index, seeks investment results that track, before fees and expenses, the price and yield performance of the IQ Global Resources Index. The IQ Global Resources Index uses a tiered weighting approach to provide exposure to companies in commodity-specific market segments and whose equity securities trade in developed markets, including the United States. These segments include livestock; precious metals; grains, food & fiber; energy; industrial metals; timber; and water.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the”GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly commodities supply and demand, global trade activity and economic stability, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
With constrained supply from lingering COVID-19 disruptions coinciding with stabilizing global economies and rising demand, commodities and natural resources generally outperformed most other market segments. Steadily mixed economic data led to considerable volatility over the reporting period, with the prospects of commodities sectors ebbing and flowing with changes in investor sentiment.
During the reporting period, which subsectors were the strongest positive contributors to the ETF’s performance and which subsectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the subsectors making the strongest contributions to the ETF’s absolute performance were energy and grains, food & fiber. The subsectors making the weakest contributions to the ETF’s absolute performance were livestock and timber.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 46 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks making the strongest contributions to the ETF’s absolute performance during the reporting period were Exxon Mobil and Mondelez International. Exxon Mobil operates petroleum and petrochemical businesses serving customers worldwide. The company’s operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. Exxon Mobil also manufactures and markets fuels, lubricants and chemicals. Food and beverage company Mondelez International manufactures and markets packaged food products, including snacks, beverages, cheese, convenient meals and other packaged grocery products. The company sells its products worldwide.
The weakest contributors to the ETF’s absolute performance were Nutrien and Newmont. Nutrien provides crop inputs and services, producing and distributing potash, nitrogen and phosphate products for agricultural, industrial and feed customers worldwide. Newmont acquires, explores, and develops mineral properties, producing and marketing gold, copper, silver, zinc and lead for customers worldwide.
How did the ETF’s subsector weightings change during the reporting period?
The subsectors experiencing the largest weighting increases in the ETF during the reporting period were grains, food & fiber and energy. During the same period, the subsectors with the most substantial weighting decreases were precious metals and livestock.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the ETF’s largest holdings were Exxon Mobil and Mondelez International, both described above.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2013 Through 4/30/2023)
Fund Performance History
IQ Global Resources ETF
(as of April 30, 2023)
	1 Year	5 Year	10 Year
	Average Annual	Average Annual	Average Annual
IQ Global Resources ETF Market Price1	5.32%	7.79%	4.13%
IQ Global Resources ETF NAV	4.79%	7.69%	4.06%
IQ Global Resources Index	5.11%	8.62%	5.14%
S&P Global Natural Resources Index (Net)2	-1.54%	6.02%	4.57%
Bloomberg Commodity Spot Index2	-22.26%	6.29%	1.65%
MSCI World Index (Net)2	3.18%	8.14%	8.71%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

2
The IQ Global Resources Index is the underlying index of ETF. The IQ Global Resources Index uses a tiered sector weighting approach designed to provide exposure to developed market companies involved in the production and distribution of commodities and commodities-related products and services across the Precious Metals, Grains, Food and Fiber, Energy, Industrial Metals, Timber and Water sectors. The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. The Bloomberg Commodity Spot Index measures the price movements of commodities included in the Bloomberg Commodity Index and select sub indexes. It does not account for the effects of rolling futures contracts or the costs associated with holding physical commodities. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Real Return ETF
How did IQ Real Return ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Real Return ETF returned −2.30% at NAV (net asset value) and −2.40% at market price.1 To compare, the ETF’s Underlying Index, Bloomberg IQ Multi-Asset Inflation Index returned –2.03% for the same period. The Bloomberg U.S. Treasury Inflation Notes 1-10 Year Index2 and the Bloomberg U.S. Short Treasury Bond Index2 returned −1.82% and 2.62%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
The Bloomberg IQ Multi-Asset Inflation Index, the ETF’s Underlying Index is designed to give exposure to inflation-sensitive securities and tracks the performance of a weighted long position across the equity, fixed income and commodity asset classes.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with stocks suffering their worst year since the 2008 Great Financial Crisis and bonds posting historically negative performance amid rapid, global, central bank tightening. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were information technology and energy. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer staples and real estate. The TIPS sleeve, comprising approximately 60% of the Underlying Index, was the greatest detractor from performance, amid the Federal Reserve’s historically fast rate tightening campaign to combat sharply above-target inflation.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Apple and Microsoft. Apple designs, manufactures and markets smartphones, personal computers, tablets, wearables and accessories. The company also offers payment, digital content, cloud and advertising services. Apple

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 49 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

serves customers in consumer, small & mid-sized business, education, enterprise and government markets worldwide. Microsoft develops and markets software applications, cloud storage services and advanced security solutions for customers worldwide.
During the same period, the weakest contributors to the ETF’s absolute performance were Tesla and Pfizer. Tesla operates as a multinational automotive and clean energy company. The company designs and manufactures electric vehicles, battery energy storage from home to grid-scale, solar panels and solar roof tiles, and related products and services. Tesla owns its sales and service network and sells electric power train components to other automobile manufacturers. Pharmaceutical firm Pfizer develops and markets medicines, vaccines, medical devices and consumer healthcare products for oncology, inflammation, cardiovascular and other therapeutic areas. The company serves customers worldwide.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were energy and materials. During the same period, the sectors with the most substantial weighting decreases were information technology and financials.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were Apple and Microsoft, both described above.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2013 Through 4/30/2023)
Fund Performance History
IQ Real Return ETF
(as of April 30, 2023)
	1 Year	5 Year	10 Year
	Average Annual	Average Annual	Average Annual
IQ Real Return ETF Market Value1	-2.40%	0.11%	0.55%
IQ Real Return ETF NAV	-2.30%	0.11%	0.54%
Bloomberg IQ Multi-Asset Inflation Index2	-2.03%	N/A	N/A
Bloomberg U.S. Treasury Inflation Notes 1-10 Year Index2	-1.82%	3.24%	1.57%
Bloomberg U.S. Short Treasury Bond Index2	2.62%	1.46%	0.94%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

2
The Bloomberg IQ Multi-Asset Inflation Index is the underlying index of ETF. The Bloomberg IQ Multi-Asset Inflation Index is designed to give exposure to inflation-sensitive underlying securities and track the performance of weighted long positions across equity, fixed income and commodities. Effective February 28, 2022, the ETF changed its underlying index and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the ETF’s prior underlying index and principal investment strategies. The Bloomberg U.S. Treasury Inflation Notes 1-10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market with less than 10 years to maturity. The Bloomberg U.S. Short Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between 1 and 12 months.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Clean Oceans ETF
How did IQ Clean Oceans ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Clean Oceans ETF returned 2.59% at NAV (net asset value) and 3.55% at market price.1 To compare, the ETF’s Underlying Index, the IQ Candriam Clean Oceans Index,2 and the MSCI World Index (Net)2 returned 3.19% and 3.18%, respectively, for the reporting period.
What factors affected the ETF’s performance during the reporting period?
The IQ Candriam Clean Oceans Index, the ETF’s Underlying Index, seeks to track companies that help to protect and/or achieve cleaner oceans through reduced pollution and increased resource efficiency.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly ESG sentiment, global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were industrials and information technology. The sectors that made the weakest contributions to the ETF’s absolute performance were materials and utilities.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Siemens and Schneider Electric. Germany-based engineering and manufacturing company Siemens focuses on areas of electrification, automation and digitalization. The company also provides engineering solutions in automation and control, power, transportation and medical diagnosis. France-based Schneider Electric manufactures electrical power products. The company offers car chargers, home security goods, light switches, access

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 52 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

control, sensors, valves, circuit breakers, cables, accessories, signaling devices, fuse, motor starters and voltage transformers to customers worldwide.
During the same period, the weakest contributors to the ETF’s absolute performance were Ball and Intel, both based in the United States. Ball provides metal packaging for beverages, foods and household products. The company also supplies aerospace and other technologies and services to commercial and governmental customers worldwide. Intel designs, manufactures and sells computer components and related products. The company’s major products include microprocessors; chipsets; embedded processors and microcontrollers; flash memory; graphic, network and communication chips; systems management software; conferencing; and digital imaging products.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were industrials and information technology. During the same period, the sectors with the most substantial weighting decreases were consumer staples and consumer discretionary.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were Intel, described above, and Microsoft. U.S.-based software company Microsoft offers applications, extra cloud storage and advanced security solutions to customers worldwide.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ Clean Oceans ETF
(as of April 30, 2023)
	1 Year	Since Inception1
	Average Annual	Average Annual	Cumulative
IQ Clean Oceans ETF Market Price2	3.55%	-8.82%	-13.15%
IQ Clean Oceans ETF NAV	2.59%	-8.84%	-13.18%
IQ Candriam Clean Oceans Index3	3.19%	-8.36%	-12.47%
MSCI World Index (Net)3	3.18%	-5.10%	-7.67%

1
Fund Inception Date: 10/21/2021

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The IQ Candriam Clean Ocean Index is the underlying index of ETF. The IQ Candriam Clean Oceans Index incorporates thematic selection criteria designed to provide exposure to equity securities of companies that help to protect and/or achieve a cleaner ocean through reduced pollution and increased resource efficiency. The MSCI World Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Cleaner Transport ETF
How did IQ Cleaner Transport ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Cleaner Transport ETF returned 2.59% at NAV (net asset value) and 4.39% at market price.1 To compare, the ETF’s Underlying Index, the IQ Candriam Cleaner Transport Index,2 and the MSCI World Index (Net)2 returned 3.04% and 3.18%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
The IQ Candriam Cleaner Transport Index, the ETF’s Benchmark Index, is a rules-based, modified capitalization weighted, float-adjusted index. Developed in alignment with the National Wildlife Federation (“NWF”), the largest conservation organization in the United States, the ETF provides exposure to select global companies that support the transition to more environmentally efficient transportation technologies, such as electric vehicles, bicycles, motor vehicle parts manufacturers and multi-passenger transportation.3
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with stocks suffering their worst year since the 2008 Great Financial Crisis and bonds posting historically negative performance amid rapid, global, central bank tightening. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels. Lastly, as COVID-19 supply-chain bottlenecks eased, the prospects of transportation companies brightened and performance improved.
These crosscurrents weighed heavily on key asset class performance drivers, particularly ESG sentiment, global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were information technology and industrials. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer discretionary and materials.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were NVIDIA and Siemens. NVIDIA designs, develops and markets three-dimensional (3D) graphics processors and related

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 55 for more information on index returns.

3
Shares of the Fund are not issued, sponsored or endorsed by the National Wildlife Federation®

Management’s Discussion of Fund Performance (unaudited) (continued)

software for the mainstream personal computer market. NVIDIA’s Compute & Networking segment provides transportation technology solutions through its Data Center platforms and systems for AI, HPC, and accelerated computing; Mellanox networking and interconnect solutions; automotive AI Cockpit, autonomous driving development agreements, and autonomous vehicle solutions; Jetson for robotics and other embedded platforms; and NVIDIA AI Enterprise and other software. Engineering and manufacturing company Siemens focuses on areas of electrification, automation and digitalization. Siemens also provides engineering solutions in automation and control, power, transportation and medical diagnosis.
During the same period, the weakest contributors to the ETF’s absolute performance were Tesla and Toyota Motor. Tesla operates as a multinational automotive and clean energy company. The company designs and manufactures electric vehicles, battery energy storage from home to grid-scale, solar panels and solar roof tiles, and related products and services. Tesla owns its sales and service network and sells electric power train components to other automobile manufacturers. Toyota Motor manufactures, sells, leases and repairs passenger cars, trucks, buses and their related parts worldwide. The company also builds homes, produces pleasure boats and develops intelligent transportation products, including radar cruise control and electronic toll collection systems. In addition, Toyota operates financing services through its subsidiaries.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were information technology and consumer discretionary. During the same period, the sectors with the most substantial weighting decreases were industrials and utilities.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were Intel and Alphabet. Intel designs, manufactures, and sells computer components and related products. Major products include microprocessors; chipsets; embedded processors and microcontrollers; flash memory; graphic, network and communication equipment; systems management software; and conferencing and digital imaging products. Alphabet operates as a holding company. Through its subsidiaries, most notably Google, The company provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ Cleaner Transport ETF
(as of April 30, 2023)
	1 Year	Since Inception1
	Average Annual	Average Annual	Cumulative
IQ Cleaner Transport ETF Market Price2	4.39%	-10.21%	-15.15%
IQ Cleaner Transport ETF NAV	2.59%	-10.21%	-15.16%
IQ Candriam Cleaner Transport Index3	3.04%	-9.79%	-14.55%
MSCI World Index (Net)3	3.18%	-5.10%	-7.67%

1
Fund Inception Date: 10/21/2021

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The IQ Candriam Cleaner Transport Index is the underlying index of ETF. The IQ Candriam Cleaner Transport Index incorporates thematic selection criteria designed to provide exposure to equity securities of companies that support the transition to more environmentally efficient transportation technologies, such as electric vehicles, bicycles, motor vehicle parts manufacturers, and multipassenger transportation. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Engender Equality ETF
How did IQ Engender Equality ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Engender Equality ETF returned 5.46% at NAV (net asset value) and 5.63% at market price.1 To compare, the ETF’s Benchmark Index, the Solactive Equileap US Select Gender Equality Index,2 and the Russell 1000 Index2 returned 5.97% and 1.82%, respectively, for the reporting period.
What factors affected the ETF’s performance during the reporting period?
The Solactive Equileap US Select Gender Equality Index, the ETF’s Underlying Index, is a rules-based, equal-weighted index designed to deliver exposure to global companies that promote gender equality and are committed to women’s empowerment through equal compensation and gender balance in leadership and the workforce.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the”GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly ESG sentiment, global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were health care and information technology. The sectors that made the weakest contributions to the ETF’s absolute performance were industrials and communication services.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Spotify Technology and Salesforce. Entertainment services provider Spotify offers commercial free music and audio streaming solutions to subscribers worldwide and provides content design services. Cloud-based software company

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 58 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

Salesforce develops customer relationship management software and applications focused on sales, customer service, marketing automation, analytics and application development for customers worldwide.
During the same period, the weakest contributors to the ETF’s absolute performance were Lyft and Paramount Global. Online ridesharing services provider Lyft offers ride booking, payment processing and car transportation services to customers in the United States. Media company Paramount Global produces and distributes entertainment content through studios, networks, streaming services, live events and merchandise, serving customers worldwide.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were information technology and materials. During the same period, the sectors with the most substantial weighting decreases were financials and consumer staples.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the two largest positions in the ETF were Shockwave Medical and Hasbro. Medical device manufacturer Shockwave Medical offers intravascular devices and balloon dilatation catheters for patients worldwide with calcified cardiovascular disease. Hasbro designs, manufactures, and markets toys, games, interactive software, puzzles, and infant products. The company’s products include a variety of games, including traditional board, card, hand-held electronic, trading card, role-playing and DVD games, as well as electronic learning aids and puzzles.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ Engender Equality ETF
(as of April 30, 2023)
	1 Year	Since Inception1
	Average Annual	Average Annual	Cumulative
IQ Engender Equality ETF Market Price2	5.63%	-4.85%	-7.30%
IQ Engender Equality ETF NAV	5.46%	-4.85%	-7.31%
Solactive Equileap US Select Gender Equality Index3	5.97%	-4.41%	-6.65%
Russell 1000 Index3	1.82%	-5.62%	-8.45%

1
Fund Inception Date: 10/21/2021

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The Solactive Equileap US Select Gender Equality Index is the underlying index of ETF. The Solactive Equileap U.S. Gender Equality Index is a quantitative and investable index developed by Solactive AG. The Index is designed to track the U.S. large-, mid and small-capitalization companies that have the highest Equileap Score. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

IQ Healthy Hearts ETF
How did IQ Healthy Hearts ETF perform during the 12 months ended April 30, 2023?
For the 12 months ended April 30, 2023 (the “reporting period”), IQ Healthy Hearts ETF returned 4.35% at NAV (net asset value) and 4.70% at market price.1 To compare, the ETF’s Underlying Index, the IQ Candriam Healthy Hearts Index2 returned 4.77% for the reporting period. The MSCI ACWI Index (Net)2 and the MSCI World Health Care Index (Net)2 returned 2.06% and 4.52%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
The IQ Candriam Healthy Hearts Index, the ETF’s Underlying Index, is a rules-based global, modified, market-cap weighted index that consists of the top-rated companies making a positive contribution to global health-related goals, including by providing solutions for monitoring and curing heart diseases and helping people adopt a healthy lifestyle that limits cardiovascular risks.
Markets were whipsawed during the reporting period, as volatility ran high and investors struggled to make sense of a dizzying array of conflicting economic signals. Many of the headwinds that had raged during the previous reporting period lingered, including COVID-19-related supply-chain disruptions, worsening geopolitical disequilibrium stemming from Russia’s war in Ukraine and sharpening U.S./China tensions, and stubbornly high inflation. Overall, 2022 proved a difficult year for markets, with domestic stocks suffering their worst year since the 2008 Great Financial Crisis (the “GFC”) and bonds posting historically negative performance amid rapid, global, central bank tightening. Global stocks varied by geography but, if not since the GFC, they generally suffered their worst performance in multiple years. The first four months of 2023, while showing improvement, remained uneven.
Inflation, and central banks’ responses to it, arguably held primacy over all other factors. The U.S. Federal Reserve (the “Fed”) waged its most aggressive campaign in decades to tame inflation, sharply raising interest rates from a shallow range of 0.25% – 0.5% as of the start of the reporting period to 4.75% – 5% as of April 2023. Cracks from this abrupt pivot from near-zero rates emerged late in the reporting period, most notably with the collapse of two major regional banks, raising financial stability concerns.
Belying these challenges, other factors pointed in a positive direction. Employment and consumer spending remained robust, wages steadily rose, energy markets stabilized and China began to reopen from its zero-COVID-19 phase. Also, inflation, while still above the Fed’s target, trended downward and rates were increasingly believed to be at, or approaching, peak levels.
These crosscurrents weighed heavily on key asset class performance drivers, particularly ESG sentiment, global trade activity, earnings outlooks, interest-rate levels, credit spreads, commodity prices and currency volatility.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were health care and information technology. The sectors that made the weakest contributions to the ETF’s absolute performance were consumer discretionary and consumer staples.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Eli Lilly and Company and Merck & Co. Eli Lilly discovers, develops, manufactures and sells a wide range of products for human and animal health worldwide. Areas of focus include neuroscience, endocrinology, anti-infectives,

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 61 for more information on index returns.

Management’s Discussion of Fund Performance (unaudited) (continued)

cardiovascular agents and oncology. Merck is a global health care company that delivers health solutions through its prescription medicines, vaccines, biologic therapies, animal health and consumer care products, which it markets directly and through its joint ventures.
The weakest contributors to the ETF’s absolute performance were Pfizer and Nestlé. Pharmaceutical firm Pfizer develops and markets medicines, vaccines, medical devices and consumer healthcare products for oncology, inflammation, cardiovascular and other therapeutic areas. The company serves customers worldwide. Nestlé is one of the leading food and drinks companies that produces more than 2,000 brands. The company’s global business portfolio includes a wide range of brands from food and beverages to health care nutrition and petcare. Its brands, produced at around 355 factories globally, include global, regional, and local favorites. Nutrition and Health Science (approximately 15% of sales) sells baby food, infant nutrition, and skin care products under brands including Gerber, illuma, and Cerelac.
How did the ETF’s sector weightings change during the reporting period?
The two sectors experiencing the largest weighting increases in the ETF during the reporting period were health care and consumer staples. During the same period, the two sectors with the most substantial weighting decreases were consumer discretionary and information technology.
What were the largest positions in the ETF at the end of the reporting period?
As of April 30, 2023, the ETF’s largest positions included Eli Lilly and Company, described above, and Alphabet Inc. Alphabet Inc. operates as a holding company. The Company, through its subsidiaries, provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce, and hardware products.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2023)
Fund Performance History
IQ Healthy Hearts ETF
(as of April 30, 2023)
	1 Year	Since Inception1
	Average Annual	Average Annual	Cumulative
IQ Healthy Hearts ETF Market Price2	4.70%	7.20%	17.28%
IQ Healthy Hearts ETF NAV	4.35%	7.16%	17.17%
IQ Candriam Healthy Hearts Index3	4.77%	7.55%	18.18%
MSCI ACWI Index (Net)3	2.06%	1.25%	2.88%
MSCI World Health Care Index (Net)3	4.52%	5.29%	12.56%

1
Fund Inception Date: 1/14/2021

2
The price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
The IQ Candriam Healthy Hearts Index is the underlying index of ETF. The IQ Candriam Healthy Hearts Index seeks to provide investors with exposure to select companies that are involved in the diagnosis and/or treatment of heart disease, or that provide goods or services that allow people to adopt or maintain a healthy lifestyle. The MSCI ACWI Index (Net) is an unmanaged free-float-adjusted market-capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The MSCI World Health Care Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health-care sector.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs on purchases and sales and (2) ongoing costs, including Advisory fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds. Shareholders may pay brokerage commissions on their purchase and sale of a Fund, which are not reflected in the example.
The examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 11/01/2022 to 04/30/23” to estimate the expenses you paid on your account during this period. To the extent a Fund invests in other ETFs, that Fund will indirectly bear its pro rata share of the expenses incurred by the underlying ETF investments in which each such Fund invests. These expenses are not included in the table.
Hypothetical Example for Comparison Purposes
The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. To the extent a Fund invests in other ETFs, that Fund will indirectly bear its pro rata share of the expenses incurred by the underlying fund investments in which the Fund invests. These expenses are not included in the table.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 11/01/2022	Ending Account Value 04/30/2023	Annualized Expense Ratios for the Period 11/01/2022 to 04/30/2023	Expenses Paid During the Period 11/01/2022 to 04/30/20231
IQ Hedge Multi-Strategy Tracker ETF
Actual	$1,000.00	$1,064.20	0.52%	$2.66
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.22	0.52%	$2.61
IQ Merger Arbitrage ETF
Actual	$1,000.00	$1,002.40	0.74%	$3.67
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.12	0.74%	$3.71
IQ 500 International ETF
Actual	$1,000.00	$1,238.30	0.23%	$1.28
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.65	0.23%	$1.15
IQ Candriam ESG International Equity ETF
Actual	$1,000.00	$1,234.90	0.13%	$0.72
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.15	0.13%	$0.65
IQ Candriam ESG U.S. Mid Cap Equity ETF
Actual	$1,000.00	$1,031.40	0.15%	$0.76
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.05	0.15%	$0.75

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/01/2022	Ending Account Value 04/30/2023	Annualized Expense Ratios for the Period 11/01/2022 to 04/30/2023	Expenses Paid During the Period 11/01/2022 to 04/30/20231
IQ Candriam ESG U.S. Large Cap Equity ETF
Actual	$1,000.00	$1,095.10	0.07%	$0.36
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.45	0.07%	$0.35
IQ Chaikin U.S. Large Cap ETF
Actual	$1,000.00	$1,054.50	0.23%	$1.17
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.65	0.23%	$1.15
IQ Chaikin U.S. Small Cap ETF
Actual	$1,000.00	$949.90	0.33%	$1.60
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.16	0.33%	$1.66
IQ CBRE NextGen Real Estate ETF
Actual	$1,000.00	$1,071.00	0.57%	$2.93
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.97	0.57%	$2.86
IQ FTSE International Equity Currency Neutral ETF
Actual	$1,000.00	$1,190.40	0.18%	$0.98
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.90	0.18%	$0.90
IQ U.S. Mid Cap R&D Leaders ETF
Actual	$1,000.00	$1,007.30	0.16%	$0.80
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.00	0.16%	$0.80
IQ U.S. Large Cap R&D Leaders ETF
Actual	$1,000.00	$1,143.70	0.14%	$0.74
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.10	0.14%	$0.70
IQ Global Equity R&D Leaders ETF
Actual	$1,000.00	$1,216.70	0.18%	$0.99
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.90	0.18%	$0.90
IQ Global Resources ETF
Actual	$1,000.00	$1,117.20	0.28%	$1.47
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.41	0.28%	$1.40
IQ Real Return ETF
Actual	$1,000.00	$1,033.50	0.15%	$0.76
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.05	0.15%	$0.75
IQ Clean Oceans ETF
Actual	$1,000.00	$1,210.00	0.45%	$2.47
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
IQ Cleaner Transport ETF
Actual	$1,000.00	$1,187.00	0.45%	$2.44
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
IQ Engender Equality ETF
Actual	$1,000.00	$1,088.60	0.45%	$2.33
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
IQ Healthy Hearts ETF
Actual	$1,000.00	$1,121.80	0.43%	$2.26
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.66	0.43%	$2.16

1
Unless otherwise indicated, expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365.

Portfolio Summaries* (unaudited)

April 30, 2023
IQ Hedge Multi-Strategy Tracker ETF
Net Assets ($ mil): $606.5
Asset Class	% of Net Assets
Investment Grade Corporate Bond Funds	18.8%
U.S. Ultra Short Term Bond Funds	14.1
Money Market Fund	13.1
Bank Loan Funds	10.9
Convertible Bond Funds	8.5
U.S. Medium Term Treasury Bond Funds	8.4
Emerging Equity Funds	6.4
Floating Rate — Investment Grade Funds	4.9
U.S. Large Cap Core Funds	4.1
U.S. Small Cap Growth Funds	3.0
High Yield Corporate Bond Funds	2.9
International Equity Core Funds	2.9
Gold Funds	2.7
U.S. Large Cap Growth Funds	2.6
U.S. Dollar Fund	2.5
Emerging Markets Small Cap Equity Fund	1.8
BRIC Equity Funds	1.3
Emerging Bonds — Local Currency Funds	1.3
Silver Funds	1.1
U.S. Momentum Fund	0.7
Mortgage Backed Securities Funds	0.4
U.S. REITS Funds	0.4
Europe Equity Funds	0.1
Equity Fund	0.0(a)
International REITs Fund	0.0(a)
Total Investments	112.9
Other Assets and Liabilites, Net	(12.9)
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

(a)
Less than 0.05%.

IQ Merger Arbitrage ETF
Net Assets ($ mil): $460.2
Industry	% of Net Assets
Industrials	28.8%
Health Care	23.8
Information Technology	10.2
Financials	7.1
Consumer Discretionary	6.3
Consumer Staples	5.7
Utilities	4.3
Money Market Funds	2.3
Materials	1.9
Energy	1.1
Communication Services	1.1
Real Estate	1.1
Total Investments	93.7
Other Assets and Liabilites, Net	6.3
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2023
IQ 500 International ETF
Net Assets ($ mil): $196.0
Industry	% of Net Assets
Industrials	22.1%
Consumer Discretionary	13.4
Consumer Staples	11.2
Financials	10.1
Materials	9.7
Energy	8.3
Communication Services	7.9
Health Care	6.5
Utilities	5.2
Money Market Funds	4.2
Information Technology	4.2
Investment Companies	0.4
Total Investments	103.2
Other Assets and Liabilites, Net	(3.2)
Total Net Assets	100.0%
IQ Candriam ESG International Equity ETF
Net Assets ($ mil): $192.7
Industry	% of Net Assets
Financials	17.6%
Health Care	16.0
Industrials	13.7
Consumer Discretionary	12.5
Consumer Staples	9.2
Information Technology	8.0
Materials	6.5
Energy	5.7
Communication Services	4.5
Utilities	2.9
Money Market Funds	2.8
Real Estate	2.6
Total Investments	102.0
Other Assets and Liabilites, Net	(2.0)
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

(a)
Less than 0.05%

IQ Candriam ESG U.S. Mid Cap Equity ETF
Net Assets ($ mil): $5.3
Industry	% of Net Assets
Industrials	21.6%
Consumer Discretionary	16.8
Financials	13.5
Information Technology	12.2
Health Care	11.6
Real Estate	9.3
Materials	6.1
Consumer Staples	4.2
Communication Services	2.4
Utilities	1.5
Energy	0.7
Money Market Fund	0.4
Total Investments	100.3
Other Assets and Liabilites, Net	(0.3)
Total Net Assets	100.0%
IQ Candriam ESG U.S. Large Cap Equity ETF
Net Assets ($ mil): $376.4
Industry	% of Net Assets
Information Technology	34.8%
Consumer Discretionary	12.7
Financials	11.5
Health Care	9.1
Consumer Staples	8.5
Communication Services	7.7
Industrials	5.9
Energy	3.5
Real Estate	3.1
Materials	1.7
Utilities	1.4
Money Market Funds	0.0(a)
Total Investments	99.9
Other Assets and Liabilites, Net	0.1
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2023
IQ Chaikin U.S. Large Cap ETF
Net Assets ($ mil): $277.6
Industry	% of Net Assets
Information Technology	18.2%
Health Care	18.2
Financials	16.3
Industrials	12.8
Consumer Staples	10.0
Consumer Discretionary	9.4
Energy	5.0
Communication Services	3.0
Real Estate	3.0
Utilities	2.0
Materials	2.0
Money Market Fund	0.0(a)
Total Investments	99.9
Other Assets and Liabilites, Net	0.1
Total Net Assets	100.0%
IQ Chaikin U.S. Small Cap ETF
Net Assets ($ mil): $244.2
Industry	% of Net Assets
Financials	20.6%
Industrials	20.4
Health Care	14.3
Information Technology	12.9
Consumer Discretionary	9.7
Real Estate	5.4
Materials	4.8
Consumer Staples	4.3
Energy	2.9
Utilities	2.4
Communication Services	2.2
Money Market Funds	0.7
Total Investments	100.6
Other Assets and Liabilites, Net	(0.6)
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

(a)
Less than 0.05%.

IQ CBRE NextGen Real Estate ETF
Net Assets ($ mil): $23.5
Industry	% of Net Assets
Industrial	33.6%
Infrastructure (Tower)	23.1
Multi-Family Residential	14.4
Health Care	12.6
Data Center	9.4
Single-Family Residential	3.1
Manufactured Homes	3.0
Student Housing	0.6
Money Market Funds	0.2
Total Investments	100.0
Other Assets and Liabilites, Net	0.0(a)
Total Net Assets	100.0%
IQ FTSE International Equity Currency Neutral ETF
Net Assets ($ mil): $325.2
Industry	% of Net Assets
Financials	17.6%
Industrials	16.2
Health Care	12.3
Consumer Discretionary	11.9
Consumer Staples	10.0
Information Technology	9.1
Materials	7.8
Communication Services	4.4
Energy	4.2
Money Market Funds	3.4
Utilities	3.3
Real Estate	2.9
Total Investments	103.1
Other Assets and Liabilites, Net	(3.1)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2023
IQ U.S. Mid Cap R&D Leaders ETF
Net Assets ($ mil): $4.1
Industry	% of Net Assets
Information Technology	34.5%
Health Care	26.2
Consumer Discretionary	12.9
Communication Services	10.5
Industrials	7.3
Materials	6.0
Money Market Funds	3.9
Energy	0.9
Financials	0.8
Real Estate	0.8
Total Investments	103.8
Other Assets and Liabilites, Net	(3.8)
Total Net Assets	100.0%
IQ U.S. Large Cap R&D Leaders ETF
Net Assets ($ mil): $4.6
Industry	% of Net Assets
Information Technology	40.0%
Health Care	24.5
Communication Services	15.5
Consumer Discretionary	12.6
Industrials	5.1
Financials	1.1
Money Market Funds	0.7
Materials	0.5
Consumer Staples	0.5
Total Investments	100.5
Other Assets and Liabilites, Net	(0.5)
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

(a)
Less than 0.05%.

IQ Global Equity R&D Leaders ETF
Net Assets ($ mil): $5.8
Industry	% of Net Assets
Information Technology	31.0%
Health Care	23.9
Consumer Discretionary	21.7
Communication Services	13.2
Industrials	7.3
Materials	1.0
Consumer Staples	0.8
Financials	0.6
Energy	0.1
Money Market Fund	0.1
Total Investments	99.7
Other Assets and Liabilites, Net	0.3
Total Net Assets	100.0%
IQ Global Resources ETF
Net Assets ($ mil): $34.3
Industry	% of Net Assets
Energy	30.1%
Grains Food Fiber	27.3
Industrial Metals	21.8
Precious Metals	7.4
Water	5.0
Timber	4.7
Livestock	3.3
Money Market Funds	0.5
Coal	0.0(a)
Total Investments	100.1
Other Assets and Liabilites, Net	(0.1)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2023
IQ Real Return ETF
Net Assets ($ mil): $6.4
Industry	% of Net Assets
Government	58.7%
Commodity Funds	9.9
Information Technology	6.4
Financials	5.3
Industrials	3.8
Health Care	3.4
Consumer Discretionary	2.3
Energy	2.2
Communication Services	2.0
Consumer Staples	1.7
Money Market Funds	1.7
Utilities	1.3
Real Estate	1.2
Materials	0.9
Total Investments	100.8
Other Assets and Liabilites, Net	(0.8)
Total Net Assets	100.0%
IQ Clean Oceans ETF
Net Assets ($ mil): $5.3
Industry	% of Net Assets
Industrials	29.2%
Information Technology	26.3
Materials	15.9
Consumer Discretionary	12.6
Utilities	11.4
Consumer Staples	4.1
Money Market Fund	0.1
Total Investments	99.6
Other Assets and Liabilites, Net	0.4
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

IQ Cleaner Transport ETF
Net Assets ($ mil): $6.2
Industry	% of Net Assets
Information Technology	35.9%
Consumer Discretionary	28.9
Industrials	23.9
Utilities	6.8
Communication Services	3.6
Money Market Funds	1.2
Materials	0.4
Total Investments	100.7
Other Assets and Liabilites, Net	(0.7)
Total Net Assets	100.0%
IQ Engender Equality ETF
Net Assets ($ mil): $5.7
Industry	% of Net Assets
Financials	19.9%
Consumer Staples	16.1
Health Care	15.0
Consumer Discretionary	14.7
Industrials	7.9
Information Technology	7.8
Materials	7.8
Communication Services	6.7
Utilities	2.6
Real Estate	1.3
Money Market Fund	0.1
Total Investments	99.9
Other Assets and Liabilites, Net	0.1
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2023
IQ Healthy Hearts ETF
Net Assets ($ mil): $8.5
Industry	% of Net Assets
Health Care	69.8%
Consumer Discretionary	14.6
Communication Services	5.6
Information Technology	5.4
Consumer Staples	3.0
Money Market Funds	2.2
Industrials	1.0
Real Estate	0.4
Total Investments	102.0
Other Assets and Liabilites, Net	(2.0)
Total Net Assets	100.0%

*
Each Fund’s portfolio is subject to change.

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF

April 30, 2023
	Shares	Value
Exchange Traded Vehicles — 6.3%
Gold Funds — 2.7%
abrdn Gold ETF Trust*(a)	59,820	$1,139,571
Graniteshares Gold Trust*(a)	21,003	413,549
iShares Gold Trust*	320,287	12,078,023
SPDR Gold MiniShares Trust*	65,874	2,601,364
Total Gold Funds		16,232,507
Silver Funds — 1.1%
abrdn Silver ETF Trust*	26,014	624,856
iShares Silver Trust*(a)	271,818	6,251,814
Total Silver Funds		6,876,670
U.S. Dollar Fund — 2.5%
Invesco DB U.S. Dollar Index Bullish Fund(a)	551,670	15,308,843
Total Exchange Traded Vehicles
(Cost $36,074,842)		38,418,020
Investment Companies — 93.5%
Bank Loan Funds — 10.9%
Invesco Senior Loan ETF(a)	1,345,043	28,084,498
SPDR Blackstone Senior Loan ETF(a)	909,929	37,780,252
Total Bank Loan Funds		65,864,750
BRIC Equity Funds — 1.3%
iShares MSCI China ETF	145,329	6,935,100
SPDR S&P China ETF(a)	12,975	1,026,452
Total BRIC Equity Funds		7,961,552
Convertible Bond Funds — 8.5%
iShares Convertible Bond ETF	185,932	13,269,967
SPDR Bloomberg Convertible Securities ETF	576,280	38,051,768
Total Convertible Bond Funds		51,321,735
Emerging Bonds — Local Currency Funds — 1.3%
SPDR Bloomberg Emerging Markets Local Bond ETF	120,329	2,542,552
VanEck J. P. Morgan EM Local Currency Bond ETF	198,384	4,987,374
Total Emerging Bonds — Local Currency Funds		7,529,926
Emerging Equity Funds — 6.4%
iShares Core MSCI Emerging Markets ETF	205,668	9,991,352
iShares MSCI Emerging Markets Min Vol Factor ETF	310,986	17,328,140
Schwab Emerging Markets Equity ETF(a)	50,512	1,229,462
Vanguard FTSE Emerging Markets ETF	255,375	10,276,290
Total Emerging Equity Funds		38,825,244
Emerging Markets Small Cap Equity Fund — 1.8%
SPDR S&P Emerging Markets SmallCap ETF	218,591	11,119,724
Equity Fund — 0.0%(b)
Vanguard Global Ex-U.S. Real Estate ETF	5,335	225,297
Europe Equity Funds — 0.1%
iShares Core MSCI Europe ETF(a)	2,104	114,794
JPMorgan BetaBuilders Europe ETF	4,489	249,903
Vanguard FTSE Europe ETF	7,625	483,959
Total Europe Equity Funds		848,656
	Shares	Value
Investment Companies (continued)
Floating Rate — Investment Grade Funds — 4.9%
iShares Floating Rate Bond ETF	434,576	$21,998,237
SPDR Bloomberg Investment Grade Floating Rate ETF	260,232	7,955,292
Total Floating Rate — Investment Grade Funds		29,953,529
High Yield Corporate Bond Funds — 2.9%
iShares iBoxx High Yield Corporate Bond ETF(a)	127,972	9,643,970
SPDR Bloomberg High Yield Bond ETF	57,427	5,311,423
Xtrackers USD High Yield Corporate Bond ETF(a)	80,765	2,795,277
Total High Yield Corporate Bond Funds		17,750,670
International Equity Core Funds — 2.9%
iShares Core MSCI EAFE ETF	117,530	8,082,538
Vanguard FTSE Developed Markets ETF(a)	197,306	9,147,106
Total International Equity Core Funds		17,229,644
International REITs Fund — 0.0%(b)
SPDR Dow Jones International Real Estate ETF	1,018	27,873
Investment Grade Corporate Bond Funds — 18.8%
iShares Broad USD Investment Grade Corporate Bond ETF(a)	5,261	267,732
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	9,805	1,077,864
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	852,524	43,231,492
Vanguard Intermediate-Term Corporate Bond ETF	14,964	1,205,350
Vanguard Short-Term Corporate Bond ETF(a)	895,025	68,415,711
Total Investment Grade Corporate Bond Funds		114,198,149
Mortgage Backed Securities Funds — 0.4%
iShares MBS ETF(a)	14,670	1,391,890
SPDR Portfolio Mortgage Backed Bond ETF	10,131	225,313
Vanguard Mortgage-Backed Securities ETF	17,905	835,626
Total Mortgage Backed Securities Funds		2,452,829
U.S. Large Cap Core Funds — 4.1%
Energy Select Sector SPDR Fund	55,821	4,752,042
Financial Select Sector SPDR Fund	167,323	5,550,104
Health Care Select Sector SPDR Fund(a)	35,734	4,771,561
iShares MSCI USA Quality Factor ETF	28,767	3,630,108
Vanguard Energy ETF	8,131	950,839
Vanguard Financials ETF(a)	17,899	1,424,402
Vanguard Health Care ETF(a)	16,107	3,958,134
Total U.S. Large Cap Core Funds		25,037,190
U.S. Large Cap Growth Funds — 2.6%
Schwab U.S. Large-Cap Growth ETF(a)	31,357	2,071,757
Vanguard Growth ETF(a)	41,134	10,367,002

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2023
	Shares	Value
Investment Companies (continued)
U.S. Large Cap Growth Funds (continued)
Vanguard Mega Cap Growth ETF	7,407	$1,541,619
Vanguard Russell 1000 Growth ETF	22,430	1,424,529
Total U.S. Large Cap Growth Funds		15,404,907
U.S. Medium Term Treasury Bond Funds — 8.4%
iShares 3-7 Year Treasury Bond ETF(a)	159,760	18,880,437
Schwab Intermediate-Term U.S. Treasury ETF(a)	222,715	11,278,287
Vanguard Intermediate-Term Treasury ETF	348,344	20,994,693
Total U.S. Medium Term Treasury Bond Funds		51,153,417
U.S. Momentum Fund — 0.7%
iShares MSCI USA Momentum Factor ETF(a)	30,449	4,335,024
U.S. REITS Funds — 0.4%
Fidelity MSCI Real Estate Index ETF(a)	2,763	69,075
iShares Core U.S. REIT ETF(a)	2,209	112,239
Vanguard Real Estate ETF	23,319	1,942,473
Total U.S. REITS Funds		2,123,787
U.S. Small Cap Growth Funds — 3.0%
iShares Russell 2000 Growth ETF	31,002	6,950,649
SPDR S&P 600 Small Cap Growth ETF	23,917	1,707,674
Vanguard Small-Cap Growth ETF(a)	45,351	9,691,055
Total U.S. Small Cap Growth Funds		18,349,378
U.S. Ultra Short Term Bond Funds — 14.1%
Goldman Sachs Access Treasury 0-1 Year ETF(a)	162,357	16,253,559
Invesco Treasury Collateral ETF	172,439	18,187,141
IQ Ultra Short Duration ETF†(c)	390,345	18,603,843
iShares Short Treasury Bond ETF(a)	141,759	15,657,282
SPDR Bloomberg 1-3 Month T-Bill ETF	178,495	16,382,271
Total U.S. Ultra Short Term Bond Funds		85,084,096
Total Investment Companies (Cost $574,638,769)		566,797,377

	Shares	Value
Short-Term Investment — 13.1%
Money Market Fund — 13.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(d)(e)
(Cost $79,158,884)	79,158,884	$79,158,884
Total Investments — 112.9%
(Cost $689,872,495)		684,374,281
Other Assets and Liabilities, Net — (12.9)%		(77,875,054)
Net Assets — 100.0%		$606,499,227

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $123,265,696; total market value of collateral held by the Fund was $125,984,036. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $46,825,152.

(b)
Less than 0.05%.

(c)
All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $2,144,700.

(d)
Reflects the 1-day yield at April 30, 2023.

(e)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2023
Total Return Swap contracts outstanding at April 30, 2023:
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
abrdn Gold ETF Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	$56,864	$—
abrdn Gold ETF Trust	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	56,864	—
abrdn Silver ETF Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	31,178	—
abrdn Silver ETF Trust	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	31,178	—
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.06%	7/05/2023	Monthly	(536,288)	—
Consumer Discretionary Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(536,288)	—
Energy Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	237,172	—
Energy Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	237,172	—
Fidelity MSCI Real Estate Index ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	3,450	—
Fidelity MSCI Real Estate Index ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	3,450	—
Financial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	276,970	—
Financial Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	276,970	—
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Morgan Stanley	1-Day FEDEF – 1.23%	7/05/2023	Monthly	(739,656)	—
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(739,656)	—
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	811,091	—
Goldman Sachs Access Treasury 0-1 Year ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	811,091	—
Graniteshares Gold Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	20,635	—
Graniteshares Gold Trust	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	20,635	—
Health Care Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	238,084	—
Health Care Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	238,084	—
Industrial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.15%	7/05/2023	Monthly	(507,000)	—
Industrial Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(507,000)	—
Invesco DB U.S. Dollar Index Bullish Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	763,930	—
Invesco DB U.S. Dollar Index Bullish Fund	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	763,930	—
Invesco Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,401,445	—
Invesco Senior Loan ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,401,445	—
Invesco Treasury Collateral ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	907,569	—
Invesco Treasury Collateral ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	907,569	—
Invesco Variable Rate Preferred ETF	Morgan Stanley	1-Day FEDEF – 21.58%	7/05/2023	Monthly	(3,915,177)	—
Invesco Variable Rate Preferred ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(3,915,177)	—
IQ Ultra Short Duration ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	928,321	—
IQ Ultra Short Duration ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	928,321	—
iShares 0-5 Year High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF – 1.08%	7/05/2023	Monthly	(2,362,491)	—
iShares 0-5 Year High Yield Corporate Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(2,362,491)	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2023
Total Return Swap contracts outstanding at April 30, 2023: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
iShares 20+ Year Treasury Bond ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/05/2023	Monthly	$(378,891)	$—
iShares 20+ Year Treasury Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(378,891)	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	942,131	—
iShares 3-7 Year Treasury Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	942,131	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	13,384	—
iShares Broad USD Investment Grade Corporate Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	13,384	—
iShares Convertible Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	662,171	—
iShares Convertible Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	662,171	—
iShares Core MSCI EAFE ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	403,336	—
iShares Core MSCI EAFE ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	403,336	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	498,577	—
iShares Core MSCI Emerging Markets ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	498,577	—
iShares Core MSCI Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	5,729	—
iShares Core MSCI Europe ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	5,729	—
iShares Core U.S. REIT ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	5,589	—
iShares Core U.S. REIT ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	5,589	—
iShares Floating Rate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,097,745	—
iShares Floating Rate Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,097,745	—
iShares Gold Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	602,719	—
iShares Gold Trust	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	602,719	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	53,756	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	53,756	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	481,249	—
iShares iBoxx High Yield Corporate Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	481,249	—
iShares JP Morgan USD Emerging Markets Bond ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/05/2023	Monthly	(3,655,086)	—
iShares JP Morgan USD Emerging Markets Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(3,655,086)	—
iShares MBS ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	69,452	—
iShares MBS ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	69,452	—
iShares MSCI China ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	346,065	—
iShares MSCI China ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	346,065	—
iShares MSCI EAFE Growth ETF	Morgan Stanley	1-Day FEDEF – 3.98%	7/05/2023	Monthly	(715,956)	—
iShares MSCI EAFE Growth ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(715,956)	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2023
Total Return Swap contracts outstanding at April 30, 2023: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
iShares MSCI Emerging Markets Min Vol Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	$864,663	$—
iShares MSCI Emerging Markets Min Vol Factor ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	864,663	—
iShares MSCI Global Min Vol Factor ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/05/2023	Monthly	(4,010,008)	—
iShares MSCI Global Min Vol Factor ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(4,010,008)	—
iShares MSCI Japan ETF	Morgan Stanley	1-Day FEDEF – 0.88%	7/05/2023	Monthly	(1,049,823)	—
iShares MSCI Japan ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(1,049,823)	—
iShares MSCI USA Momentum Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	216,260	—
iShares MSCI USA Momentum Factor ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	216,260	—
iShares MSCI USA Quality Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	181,083	—
iShares MSCI USA Quality Factor ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	181,083	—
iShares Preferred & Income Securities ETF	Morgan Stanley	1-Day FEDEF – 2.28%	7/05/2023	Monthly	(2,840,083)	—
iShares Preferred & Income Securities ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(2,840,083)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	346,837	—
iShares Russell 2000 Growth ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	346,837	—
iShares Russell 2000 Value ETF	Morgan Stanley	1-Day FEDEF – 1.03%	7/05/2023	Monthly	(66,914)	—
iShares Russell 2000 Value ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(66,914)	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	1-Day FEDEF – 2.13%	7/05/2023	Monthly	(41,108)	—
iShares S&P Small-Cap 600 Value ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(41,108)	—
iShares Short Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	781,323	—
iShares Short Treasury Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	781,323	—
iShares Silver Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	311,972	—
iShares Silver Trust	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	311,972	—
iShares TIPS Bond ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/05/2023	Monthly	(2,510,341)	—
iShares TIPS Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(2,510,341)	—
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	2,157,254	—
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	2,157,254	—
iShares U.S. Industrials ETF	Morgan Stanley	1-Day FEDEF – 11.58%	7/05/2023	Monthly	(43,972)	—
iShares U.S. Industrials ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(43,972)	—
JPMorgan BetaBuilders Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	12,470	—
JPMorgan BetaBuilders Europe ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	12,470	—
JPMorgan BetaBuilders Japan ETF	Morgan Stanley	1-Day FEDEF – 2.13%	7/05/2023	Monthly	(811,183)	—
JPMorgan BetaBuilders Japan ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(811,183)	—
Schwab Emerging Markets Equity ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	61,361	—
Schwab Emerging Markets Equity ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	61,361	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2023
Total Return Swap contracts outstanding at April 30, 2023: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	$562,813	$—
Schwab Intermediate-Term U.S. Treasury ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	562,813	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	1-Day FEDEF – 10.83%	7/05/2023	Monthly	(218,508)	—
Schwab International Small-Cap Equity ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(218,508)	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	103,400	—
Schwab U.S. Large-Cap Growth ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	103,400	—
Schwab U.S. TIPS ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/05/2023	Monthly	(1,380,368)	—
Schwab U.S. TIPS ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(1,380,368)	—
SPDR Blackstone Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,885,257	—
SPDR Blackstone Senior Loan ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,885,257	—
SPDR Bloomberg 1-3 Month T-Bill ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	817,484	—
SPDR Bloomberg 1-3 Month T-Bill ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	817,484	—
SPDR Bloomberg High Yield Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	265,076	—
SPDR Bloomberg High Yield Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	265,076	—
SPDR Bloomberg Convertible Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,898,825	—
SPDR Bloomberg Convertible Securities ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,898,825	—
SPDR Bloomberg Emerging Markets Local Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	126,886	—
SPDR Bloomberg Emerging Markets Local Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	126,886	—
SPDR Bloomberg Investment Grade Floating Rate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	396,982	—
SPDR Bloomberg Investment Grade Floating Rate ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	396,982	—
SPDR Bloomberg Short Term High Yield Bond ETF	Morgan Stanley	1-Day FEDEF – 0.93%	7/05/2023	Monthly	(1,518,046)	—
SPDR Bloomberg Short Term High Yield Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(1,518,046)	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,396	—
SPDR Dow Jones International Real Estate ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,396	—
SPDR Gold MiniShares Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	255,263	—
SPDR Gold MiniShares Trust	Morgan Stanley	1-Day FEDEF – 1.18%	7/05/2023	Monthly	(125,459)	—
SPDR Gold MiniShares Trust	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	129,804	—
SPDR Portfolio Long Term Treasury ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/05/2023	Monthly	(71,317)	—
SPDR Portfolio Long Term Treasury ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(71,317)	—
SPDR Portfolio Mortgage Backed Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	11,231	—
SPDR Portfolio Mortgage Backed Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	11,231	—
SPDR S&P 600 Small Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	85,180	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2023
Total Return Swap contracts outstanding at April 30, 2023: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
SPDR S&P 600 Small Cap Growth ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	$85,180	$—
SPDR S&P China ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	51,184	—
SPDR S&P China ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	51,184	—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	554,890	—
SPDR S&P Emerging Markets SmallCap ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	554,890	—
SPDR S&P Global Natural Resources ETF	Morgan Stanley	1-Day FEDEF – 0.93%	7/05/2023	Monthly	(370,647)	—
SPDR S&P Global Natural Resources ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(370,647)	—
Technology Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.12%	7/05/2023	Monthly	(526,095)	—
Technology Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(526,095)	—
VanEck J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	248,861	—
VanEck J.P. Morgan EM Local Currency Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	248,861	—
Vanguard Consumer Discretionary ETF	Morgan Stanley	1-Day FEDEF – 1.83%	7/05/2023	Monthly	(156,656)	—
Vanguard Consumer Discretionary ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(156,656)	—
Vanguard Emerging Markets Government Bond ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/05/2023	Monthly	(829,161)	—
Vanguard Emerging Markets Government Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(829,161)	—
Vanguard Energy ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	47,478	—
Vanguard Energy ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	47,478	—
Vanguard Financials ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	71,065	—
Vanguard Financials ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	71,065	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	1-Day FEDEF – 0.63%	7/05/2023	Monthly	(492,440)	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(492,440)	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	456,461	—
Vanguard FTSE Developed Markets ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	456,461	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	512,778	—
Vanguard FTSE Emerging Markets ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	512,778	—
Vanguard FTSE Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	24,182	—
Vanguard FTSE Europe ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	24,182	—
Vanguard Global ex-U.S. Real Estate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	11,233	—
Vanguard Global ex-U.S. Real Estate ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	11,233	—
Vanguard Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	517,418	—
Vanguard Growth ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	517,418	—
Vanguard Health Care ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	197,575	—
Vanguard Health Care ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	197,575	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2023
Total Return Swap contracts outstanding at April 30, 2023: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
Vanguard Industrials ETF	Morgan Stanley	1-Day FEDEF – 0.83%	7/05/2023	Monthly	$(283,202)	$—
Vanguard Information Technology ETF	Morgan Stanley	1-Day FEDEF – 0.68%	7/05/2023	Monthly	(172,962)	—
Vanguard Information Technology ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(172,962)	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	60,171	—
Vanguard Intermediate-Term Corporate Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	60,171	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	1,047,673	—
Vanguard Intermediate-Term Treasury ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	1,047,673	—
Vanguard Long-Term Treasury ETF	Morgan Stanley	1-Day FEDEF – 0.98%	7/05/2023	Monthly	(55,303)	—
Vanguard Long-Term Treasury ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(55,303)	—
Vanguard Mega Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	77,008	—
Vanguard Mega Cap Growth ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	77,008	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	41,676	—
Vanguard Mortgage-Backed Securities ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	41,676	—
Vanguard Real Estate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	96,961	—
Vanguard Real Estate ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	96,961	—
Vanguard Russell 1000 Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	71,068	—
Vanguard Russell 1000 Growth ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	71,068	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	3,413,963	—
Vanguard Short-Term Corporate Bond ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	3,413,963	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	483,580	—
Vanguard Small-Cap Growth ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	483,580	—
Vanguard Small-Cap Value ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/05/2023	Monthly	(142,931)	—
Vanguard Small-Cap Value ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(142,931)	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/05/2023	Monthly	139,478	—
Xtrackers USD High Yield Corporate Bond ETF	Merrill Lynch	1-Day FEDEF + 0.50%	8/30/2024	Monthly	139,478	—
						$—

Cash posted has been segregated as collateral for swaps in the amount of  $500,000 at April 30, 2023.
The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $2,144,700 and with Merrill Lynch amounted to $ — at April 30, 2023. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(f)
Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(g)
Reflects the value at reset date of April 30, 2023.

Abbreviation
FEDEF  — Federal Funds Effective Rate
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2023
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(h)
Exchange Traded Vehicles	$38,418,020	$—	$—	$38,418,020
Investment Companies	566,797,377	—	—	566,797,377
Short-Term Investment:
Money Market Fund	79,158,884	—	—	79,158,884
Total Investments in Securities	684,374,281	—	—	684,374,281
Other Financial Instruments:(i)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$684,374,281	$—	$—	$684,374,281
Liability Valuation Inputs
Other Financial Instruments:(i)
Swap Contracts	$—	$—	$—	$—

(h)
For a complete listing of investments and their industries, see the Schedule of Investments.

(i)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
A summary of the Fund’s transactions with any affiliated fund during the year ended April 30, 2023 is as follows:
Affiliated Holdings
	Shares at 04/30/2022	Value ($) at 04/30/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2023	Value ($) at 04/30/2023
IQ Ultra Short Duration ETF	1,296,301	62,196,522	30,158,759	(72,901,557)	(2,165,372)	1,315,491	1,130,728	—	390,345	18,603,843
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ Merger Arbitrage ETF

April 30, 2023
	Shares	Value
Common Stocks — 91.4%
Communication Services — 1.1%
Radius Global Infrastructure, Inc., Class A*	359,139	$5,275,752
Consumer Discretionary — 6.3%
TravelCenters of America, Inc.*	319,148	27,488,217
Uni-Select, Inc.*	42,158	1,446,607
Total Consumer Discretionary		28,934,824
Consumer Staples — 5.7%
Albertsons Cos., Inc., Class A(a)	1,248,472	26,093,065
Energy — 1.1%
Ranger Oil Corp., Class A	128,343	5,287,732
Financials — 7.1%
Broadmark Realty Capital, Inc.	412,118	2,023,499
Focus Financial Partners, Inc., Class A*	359,240	18,658,926
Home Capital Group, Inc.(b)	206,323	6,624,911
Perpetual Ltd.(b)	328,800	5,330,071
Total Financials		32,637,407
Health Care — 23.8%
EMIS Group PLC	174,737	3,584,304
Epizyme, Inc.*(c)	1,957,185	39,144
Horizon Therapeutics PLC*	245,868	27,330,687
Jounce Therapeutics, Inc.*	1,017,387	1,963,557
NuVasive, Inc.*	485,934	20,914,599
Oak Street Health, Inc.*	760,454	29,634,892
Radius Health, Inc.*(c)	177,390	14,191
Seagen, Inc.*	130,583	26,116,600
Total Health Care		109,597,974
Industrials — 28.8%
Aerojet Rocketdyne Holdings, Inc.*	392,921	22,164,674
Caverion OYJ	169,104	1,605,536
Evoqua Water Technologies Corp.*	554,366	27,413,399
Kimball International, Inc., Class B	115,624	1,423,331
Kloeckner & Co SE	150,780	1,672,929
Maxar Technologies, Inc.	429,847	22,661,534
Meltwater NV*(b)	895,934	1,449,772
Tatsuta Electric Wire and Cable Co., Ltd.(b)	393,613	2,066,855
Toshiba Corp.	704,616	22,768,776
Univar Solutions, Inc.*	754,751	26,793,660
US Xpress Enterprises, Inc., Class A*	441,372	2,665,886
Total Industrials		132,686,352
Information Technology — 10.2%
Cvent Holding Corp.*(b)	438,956	3,691,620
ForgeRock, Inc., Class A*	584,232	11,702,167
Momentive Global, Inc.*	766,358	7,196,102
Ordina NV	159,354	985,187
Qualtrics International, Inc., Class A*	814,542	14,604,738
Sumo Logic, Inc.*	727,526	8,730,312
Total Information Technology		46,910,126
	Shares	Value
Common Stocks (continued)
Materials — 1.9%
Chr Hansen Holding A/S	87,239	$6,794,287
Diversey Holdings Ltd.*	211,802	1,721,950
Total Materials		8,516,237
Real Estate — 1.1%
Indus Realty Trust, Inc.	75,980	5,057,988
Utilities — 4.3%
Origin Energy Ltd.	3,570,579	19,679,242
Total Common Stocks (Cost $420,558,501)		420,676,699
Rights — 0.0%(d)
Health Care — 0.0%(d)
Supernus Pharmaceuticals, Inc., expires 12/31/24*(c)	333,265	19,996
Supernus Pharmaceuticals, Inc., expires 12/31/25*(c)	333,265	19,996
Total Rights (Cost $0)		39,992
Short-Term Investments — 2.3%
Money Market Funds — 2.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(e)(f)	5,702,321	5,702,321
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(e)	4,909,686	4,909,686
Total Short-Term Investments (Cost $10,612,007)		10,612,007
Total Investments — 93.7% (Cost $431,170,508)		431,328,698
Other Assets and Liabilities, Net — 6.3%		28,864,973
Net Assets — 100.0%		$460,193,671

*
Non-income producing securities.

(a)
All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $1,442,100.

(b)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $5,424,691; total market value of collateral held by the Fund was $5,702,321.

(c)
Securities are fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The securities are fair valued using significant unobservable inputs.

(d)
Less than 0.05%.

(e)
Reflects the 1-day yield at April 30, 2023.

(f)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Merger Arbitrage ETF  (continued)

April 30, 2023
Total Return Swap contracts outstanding at April 30, 2023:
Total Return Benchmark	Counterparty	Floating Rate(g)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(h)
Energy Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	$(1,924,534)	$—
Energy Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.10%	2/05/2025	Monthly	(1,924,534)	—
Health Care Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(10,455,265)	—
Health Care Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.10%	2/05/2025	Monthly	(10,455,265)	—
Industrial Select Sector SPDR Fund	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(13,971,500)	—
Industrial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.15%	2/05/2025	Monthly	(13,971,500)	—
Vanguard FTSE Europe ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(3,487,613)	—
Vanguard FTSE Europe ETF	Morgan Stanley	1-Day FEDEF	2/05/2025	Monthly	(3,487,613)	—
Vanguard Real Estate ETF	Merrill Lynch	1-Day FEDEF	8/30/2024	Monthly	(978,192)	—
Vanguard Real Estate ETF	Morgan Stanley	1-Day FEDEF – 0.15%	2/05/2025	Monthly	(978,192)	—
						$—
Cash posted has been segregated as collateral for swaps in the amount of  $500,000 at April 30, 2023.
The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $1,442,100 and with Merrill Lynch amounted to $ — at April 30, 2023. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(g)
Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(h)
Reflects the value at reset date of April 30, 2023.

Abbreviation
FEDEF — Federal Funds Effective Rate
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(i)
Common Stocks	$420,623,364	$—	$53,335(j)	$420,676,699
Rights	—	—	39,992(j)	39,992
Short-Term Investments:
Money Market Funds	10,612,007	—	—	10,612,007
Total Investments in Securities	431,235,371	—	93,327	431,328,698
Other Financial Instruments:(k)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$431,235,371	$—	$93,327	$431,328,698
Liability Valuation Inputs
Other Financial Instruments:(k)
Swap Contracts	$—	$—	$—	$—

(i)
For a complete listing of investments and their industries, see the Schedule of Investments.

(j)
The Level 3 securities, valued in total at $93,327, have been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(k)
Reflects the unrealized appreciation (depreciation) of the instruments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of period. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Merger Arbitrage ETF  (continued)

April 30, 2023
A summary of the Fund’s transactions with any affiliated fund during the year ended April 30, 2023 is as follows:
Affiliated Holdings
	Shares at 04/30/2022	Value ($) at 04/30/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2023	Value ($) at 04/30/2023
IQ Ultra Short Duration ETF	1	48	5,492,322	(5,470,707)	(21,663)	—	18,270	—	—	—
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ 500 International ETF

April 30, 2023
	Shares	Value
Common Stocks — 97.5%
Australia — 3.8%
Ampol Ltd.	8,687	$171,823
ANZ Group Holdings Ltd.	7,887	126,915
BHP Group Ltd.	33,626	986,647
BlueScope Steel Ltd.	11,889	156,116
Coles Group Ltd.	26,851	322,950
Commonwealth Bank of Australia	2,207	144,916
Downer EDI Ltd.	45,480	106,697
Flutter Entertainment PLC*	2,101	420,274
Fortescue Metals Group Ltd.	22,453	310,710
Glencore PLC	242,503	1,429,518
Metcash Ltd.	52,516	135,351
Ramsay Health Care Ltd.	5,858	250,355
Rio Tinto PLC	15,451	980,532
Sonic Healthcare Ltd.	9,895	231,746
Telstra Group Ltd.	78,764	227,464
Viva Energy Group Ltd.	111,991	229,429
Wesfarmers Ltd.	9,035	310,302
Westpac Banking Corp.	9,159	136,005
Woodside Energy Group Ltd.	6,020	133,990
Woolworths Group Ltd.	17,673	453,504
Worley Ltd.	16,914	168,112
Total Australia		7,433,356
Austria — 0.5%
Mondi PLC	8,888	141,317
OMV AG	11,272	533,111
voestalpine AG	7,567	262,147
Total Austria		936,575
Belgium — 0.9%
Anheuser-Busch InBev SA	16,136	1,052,812
Etablissements Franz Colruyt NV	4,002	111,118
Solvay SA	2,351	282,520
UCB SA	1,238	115,381
Umicore SA	8,657	284,425
Total Belgium		1,846,256
Canada — 5.7%
Alimentation Couche-Tard, Inc.	18,321	913,416
Bank of Montreal(a)	1,628	146,596
Bank of Nova Scotia (The)	2,949	147,048
Barrick Gold Corp.	8,028	152,475
BCE, Inc.	5,804	278,667
Brookfield Asset Management Ltd., Class A	2,007	67,211
Brookfield Corp.	7,955	257,835
Canadian Imperial Bank of Commerce	2,456	102,854
Canadian National Railway Co.	1,756	209,094
Canadian Natural Resources Ltd.	4,816	293,157
Canadian Pacific Kansas City Ltd.	1,832	144,258
Canadian Tire Corp., Ltd., Class A	1,235	161,726
Cenovus Energy, Inc.	25,404	425,929
CGI, Inc.*	2,877	291,688
Empire Co., Ltd., Class A	8,220	220,485
Enbridge, Inc.	18,896	750,518
George Weston Ltd.	4,825	647,175
Great-West Lifeco, Inc.	12,003	340,895
	Shares	Value
Common Stocks (continued)
Canada (continued)
Imperial Oil Ltd.	6,891	$350,876
Loblaw Cos. Ltd.	6,357	597,266
Magna International, Inc.	6,737	350,882
Manulife Financial Corp.	14,049	277,085
Metro, Inc.	3,567	203,085
Nutrien Ltd.	4,520	313,231
Parkland Corp.	9,189	216,463
Pembina Pipeline Corp.	4,566	150,146
Power Corp. of Canada	11,448	306,310
Restaurant Brands International, Inc.	3,333	233,406
Rogers Communications, Inc., Class B	3,814	188,239
Royal Bank of Canada	2,728	270,547
Saputo, Inc.	7,517	194,423
Sun Life Financial, Inc.	3,678	180,226
Suncor Energy, Inc.	10,875	340,129
TC Energy Corp.	4,095	170,014
Teck Resources Ltd., Class B	4,345	202,177
TELUS Corp.	8,755	185,389
TFI International, Inc.	1,566	168,596
Thomson Reuters Corp.	1,609	211,354
Toronto-Dominion Bank (The)	3,259	197,203
West Fraser Timber Co., Ltd.	1,963	141,837
WSP Global, Inc.	1,437	189,449
Total Canada		11,189,360
Denmark — 1.2%
Carlsberg A/S, Class B	1,496	247,623
Danske Bank A/S*	10,538	222,504
DSV A/S	2,900	545,739
ISS A/S	14,037	293,161
Novo Nordisk A/S, Class B	3,956	658,972
Orsted A/S	1,302	116,984
Vestas Wind Systems A/S*	7,834	216,363
Total Denmark		2,301,346
Finland — 1.3%
Fortum OYJ	73,845	1,103,028
Kesko OYJ, Class B	6,688	139,586
Kone OYJ, Class B	3,370	192,348
Neste OYJ	5,832	282,908
Nokia OYJ	81,491	345,649
Outokumpu OYJ(a)	27,668	150,986
Stora Enso OYJ, Class R	10,554	133,993
UPM-Kymmene OYJ	6,144	196,027
Total Finland		2,544,525
France — 12.7%
Air France-KLM*(a)	262,001	453,686
Air Liquide SA	3,293	593,234
Airbus SE	7,851	1,101,983
Alstom SA	8,143	204,429
Arkema SA	1,618	160,085
Atos SE*	9,425	130,429
AXA SA(a)	26,791	874,597
BNP Paribas SA	13,314	861,192
Bollore SE	156,788	1,059,332
Bouygues SA(a)	21,561	790,268
Bureau Veritas SA	5,332	153,873

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
France (continued)
Capgemini SE	2,019	$367,557
Carrefour SA	42,373	882,264
Casino Guichard Perrachon SA*(a)	25,578	217,715
Cie de Saint-Gobain	11,069	640,580
Cie Generale des Etablissements Michelin SCA	8,165	259,877
Credit Agricole SA	38,150	466,830
Danone SA	7,631	505,392
Dassault Systemes SE	3,205	129,750
Eiffage SA	4,312	513,651
Engie SA(a)	53,351	854,982
EssilorLuxottica SA	2,044	404,828
Faurecia SE*	11,613	240,388
Kering SA	456	291,834
Korian SA(a)	8,354	72,445
Legrand SA	1,850	175,033
L’Oreal SA	1,671	798,328
LVMH Moet Hennessy Louis Vuitton SE	2,212	2,127,017
Orange SA	56,984	743,346
Orpea SA*(a)	4,786	14,139
Pernod Ricard SA	932	215,457
Publicis Groupe SA	4,693	384,020
Renault SA*	18,700	694,282
Rexel SA*	13,171	305,355
Safran SA	2,706	421,046
Societe Generale SA	8,640	210,086
Sodexo SA	4,810	516,154
SPIE SA	7,839	244,742
Technip Energies NV	14,680	326,240
Teleperformance	536	106,987
Thales SA	2,641	403,527
TotalEnergies SE(a)	39,314	2,514,742
Valeo	14,203	276,988
Veolia Environnement SA	12,808	405,676
Vinci SA	13,127	1,626,021
Vivendi SE	22,301	245,070
Total France		24,985,457
Germany — 12.0%
adidas AG	1,465	257,871
Allianz SE	3,527	885,644
Aurubis AG	2,183	204,370
BASF SE	26,204	1,355,329
Bayer AG	11,307	745,977
Bayerische Motoren Werke AG	14,224	1,592,937
Bechtle AG	2,834	131,563
Beiersdorf AG	1,508	210,767
Brenntag SE	3,264	265,862
Continental AG	6,357	445,088
Covestro AG*	6,012	264,095
Deutsche Bank AG	18,077	198,432
Deutsche Lufthansa AG*	42,422	455,692
Deutsche Post AG	54,907	2,638,058
Deutsche Telekom AG	91,923	2,220,441
E.ON SE	84,814	1,124,080
Evonik Industries AG	10,239	223,364
Fresenius Medical Care AG & Co. KGaA	7,969	387,453
	Shares	Value
Common Stocks (continued)
Germany (continued)
Fresenius SE & Co. KGaA	17,589	$509,145
Hannover Rueck SE	1,286	274,862
HeidelbergCement AG	5,534	418,868
HOCHTIEF AG	6,197	518,241
Infineon Technologies AG	7,502	272,525
KION Group AG	2,526	104,353
Kloeckner & Co SE	9,827	109,032
LANXESS AG	3,608	146,822
Mercedes-Benz Group AG(a)	19,387	1,510,636
Merck KGaA*	2,030	364,293
Muenchener Rueckversicherungs- Gesellschaft AG*	1,795	674,760
ProSiebenSat.1 Media SE	13,659	122,445
Rheinmetall AG	658	192,867
RWE AG*	8,108	380,874
Salzgitter AG	3,270	129,385
SAP SE	7,041	955,020
Siemens AG	6,784	1,115,188
Siemens Energy AG*	15,967	390,978
Siemens Healthineers AG	11,227	699,302
Telefonica Deutschland Holding AG	59,460	201,198
thyssenkrupp AG	60,222	432,418
TUI AG*(a)	22,173	141,408
United Internet AG	5,106	87,712
Zalando SE*	3,223	132,258
Total Germany		23,491,613
Hong Kong — 0.8%
AIA Group Ltd.	29,188	315,867
CLP Holdings Ltd.	16,230	120,744
Nine Dragons Paper Holdings Ltd.	211,325	146,180
Orient Overseas International Ltd.	8,579	173,549
Prudential PLC	13,104	199,539
Skyworth Group Ltd.	273,247	135,755
Techtronic Industries Co., Ltd.	9,468	101,797
WH Group Ltd.	607,739	337,551
Total Hong Kong		1,530,982
Ireland — 0.4%
CRH PLC	10,723	519,970
Kerry Group PLC, Class A	1,358	143,086
Smurfit Kappa Group PLC	4,820	178,234
Total Ireland		841,290
Israel — 0.2%
ICL Group Ltd.	12,006	73,460
Teva Pharmaceutical Industries Ltd.*	31,019	258,033
Total Israel		331,493
Italy — 3.0%
A2A SpA	87,717	154,943
Assicurazioni Generali SpA	27,531	573,841
Enel SpA	172,294	1,179,124
Eni SpA	56,823	862,319
Hera SpA	41,081	128,078
Intesa Sanpaolo SpA	140,731	370,472
Leonardo SpA	26,428	315,251
Poste Italiane SpA	68,565	713,506

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Italy (continued)
Prysmian SpA	5,637	$230,695
Saipem SpA*	306,795	469,439
Telecom Italia SpA*	799,816	235,671
UniCredit SpA	18,630	368,980
UnipolSai Assicurazioni SpA	48,813	131,382
Webuild SpA(a)	80,600	173,515
Total Italy		5,907,216
Japan — 29.5%
Aeon Co., Ltd.	37,554	763,270
AGC, Inc.	6,239	231,388
Air Water, Inc.	10,184	128,043
Aisin Corp.	11,483	335,218
Ajinomoto Co., Inc.	5,626	201,836
Alfresa Holdings Corp.	22,470	324,265
ANA Holdings, Inc.*	8,519	185,032
Asahi Group Holdings Ltd.	7,775	299,375
Asahi Kasei Corp.	37,868	266,340
Astellas Pharma, Inc.	13,445	202,221
Benesse Holdings, Inc.	7,791	111,517
Bridgestone Corp.	7,848	313,424
Brother Industries Ltd.	7,590	118,394
Canon, Inc.	20,337	483,613
Central Japan Railway Co.	1,295	160,205
Chubu Electric Power Co., Inc.	27,961	311,921
Chugai Pharmaceutical Co., Ltd.	5,357	137,854
Chugoku Electric Power Co., Inc. (The)*	20,031	105,330
Cosmo Energy Holdings Co., Ltd.	11,919	378,145
CyberAgent, Inc.	13,005	112,796
Dai Nippon Printing Co., Ltd.	10,207	292,346
Dai-ichi Life Holdings, Inc.	18,128	334,762
Daiichi Sankyo Co., Ltd.	7,815	266,708
Daikin Industries Ltd.	1,785	322,746
Denso Corp.	8,518	509,898
Dentsu Group, Inc.	5,517	197,520
DIC Corp.	6,861	126,069
East Japan Railway Co.	5,087	291,550
ENEOS Holdings, Inc.	253,565	897,575
Fast Retailing Co., Ltd.	1,578	370,960
FUJIFILM Holdings Corp.	3,575	185,360
Fujitsu Ltd.	4,257	564,620
Hakuhodo DY Holdings, Inc.	15,295	179,162
Hankyu Hanshin Holdings, Inc.	4,752	147,797
Hino Motors Ltd.*	28,921	113,207
Hitachi Ltd.	21,824	1,199,667
Honda Motor Co., Ltd.	35,608	938,284
Idemitsu Kosan Co., Ltd.	21,578	456,709
IHI Corp.	6,215	155,415
Inpex Corp.	13,798	149,263
Isuzu Motors Ltd.	16,200	189,287
ITOCHU Corp.(a)	43,580	1,437,678
Japan Post Bank Co., Ltd.	17,276	137,660
Japan Post Holdings Co., Ltd.	216,454	1,777,223
Japan Post Insurance Co., Ltd.	12,087	195,199
Japan Tobacco, Inc.	18,790	403,426
JFE Holdings, Inc.	31,758	373,637
JTEKT Corp.	20,299	166,220
	Shares	Value
Common Stocks (continued)
Japan (continued)
Kajima Corp.	27,713	$365,328
Kansai Electric Power Co., Inc. (The)	32,158	347,169
Kao Corp.	4,825	195,069
Kawasaki Heavy Industries Ltd.	12,542	270,616
Kawasaki Kisen Kaisha Ltd.(a)	6,818	161,481
KDDI Corp.	24,186	754,541
Keyence Corp.	314	140,898
Kintetsu Group Holdings Co., Ltd.	4,906	165,377
Kirin Holdings Co., Ltd.	15,560	252,429
Kobe Steel Ltd.	47,670	352,541
Komatsu Ltd.	12,578	308,896
Konica Minolta, Inc.	36,682	151,938
Kubota Corp.	13,352	200,822
Kyocera Corp.	4,680	244,406
Kyushu Electric Power Co., Inc.*	28,639	166,788
Lixil Corp.	8,509	133,229
Marubeni Corp.	76,253	1,075,208
Mazda Motor Corp.	34,251	305,370
Medipal Holdings Corp.	23,909	364,346
MEIJI Holdings Co., Ltd.	5,708	137,706
MINEBEA MITSUMI, Inc.	6,481	118,992
Mitsubishi Chemical Group Corp.	73,942	431,439
Mitsubishi Corp.	38,879	1,432,782
Mitsubishi Electric Corp.	50,966	628,443
Mitsubishi Heavy Industries Ltd.	11,384	428,640
Mitsubishi Materials Corp.	9,873	160,967
Mitsubishi Motors Corp.*	65,339	247,124
Mitsubishi UFJ Financial Group, Inc.	48,584	304,317
Mitsui & Co., Ltd.	50,043	1,554,231
Mitsui Chemicals, Inc.	8,701	218,220
Mitsui OSK Lines Ltd.(a)	7,394	182,454
Mizuho Financial Group, Inc.	14,585	210,476
MS&AD Insurance Group Holdings, Inc.	7,662	250,120
Murata Manufacturing Co., Ltd.	4,401	254,690
NEC Corp.	12,303	470,742
NH Foods Ltd.	4,785	139,511
NIDEC CORP.	2,617	128,846
Nintendo Co., Ltd.	3,180	133,608
Nippon Paint Holdings Co., Ltd.	19,435	174,560
Nippon Paper Industries Co., Ltd.*	18,776	150,026
Nippon Sanso Holdings Corp.	8,173	146,456
Nippon Steel Corp.	37,332	793,166
Nippon Telegraph & Telephone Corp.	59,350	1,808,417
Nippon Yusen K.K.	12,193	286,815
Nissan Motor Co., Ltd.	144,751	523,236
Nitto Denko Corp.	2,163	139,154
Nomura Research Institute Ltd.	4,289	107,725
NTT Data Corp.	22,811	308,078
Obayashi Corp.	42,293	351,600
Oji Holdings Corp.	44,211	173,058
Olympus Corp.	8,037	139,739
Omron Corp.	2,108	122,952
ORIX Corp.	8,629	145,755
Osaka Gas Co., Ltd.	10,042	166,230
Otsuka Corp.	5,180	187,738
Otsuka Holdings Co., Ltd.	6,589	222,642
Outsourcing, Inc.	13,449	135,907

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Japan (continued)
Pan Pacific International Holdings Corp.	13,183	$245,333
Panasonic Holdings Corp.	58,443	546,595
Persol Holdings Co., Ltd.	9,606	196,684
Rakuten Group, Inc.	45,097	223,556
Recruit Holdings Co., Ltd.	11,410	320,434
Renesas Electronics Corp.*	16,118	209,754
Resonac Holdings Corp.	10,468	164,441
Ricoh Co., Ltd.	29,482	242,715
Secom Co., Ltd.	3,075	196,426
Seiko Epson Corp.	12,402	188,628
Sekisui Chemical Co., Ltd.	11,957	169,478
Sekisui House Ltd.	8,468	173,508
Seven & i Holdings Co., Ltd.	20,781	937,827
SG Holdings Co., Ltd.	13,616	195,393
Sharp Corp.	22,301	158,211
Shimizu Corp.	41,289	251,376
Shin-Etsu Chemical Co., Ltd.	9,560	271,217
Ship Healthcare Holdings, Inc.	10,026	176,200
Shiseido Co., Ltd.	2,988	149,241
SoftBank Corp.	64,772	728,516
SoftBank Group Corp.	57,333	2,144,856
Sojitz Corp.	16,015	335,437
Sompo Holdings, Inc.	5,087	211,191
Sony Group Corp.	8,978	845,942
Subaru Corp.	14,936	240,771
Sumitomo Chemical Co., Ltd.	77,824	261,766
Sumitomo Corp.	35,860	639,167
Sumitomo Electric Industries Ltd.	27,920	353,498
Sumitomo Forestry Co., Ltd.	11,726	251,890
Sumitomo Metal Mining Co., Ltd.	3,147	115,766
Sumitomo Mitsui Financial Group, Inc.	7,207	293,700
Suntory Beverage & Food Ltd.	4,632	173,830
Suzuken Co., Ltd.	9,693	274,777
Suzuki Motor Corp.	9,011	310,966
T&D Holdings, Inc.	11,114	135,002
Taisei Corp.	9,138	309,712
Takeda Pharmaceutical Co., Ltd.	16,489	546,384
TDK Corp.	7,468	254,756
Teijin Ltd.	13,282	147,583
Tohoku Electric Power Co., Inc.*	39,085	200,929
Tokio Marine Holdings, Inc.	15,757	314,758
Tokyo Electric Power Co., Holdings, Inc.*	168,773	603,624
Tokyo Electron Ltd.	1,902	216,440
Tokyo Gas Co., Ltd.	11,474	235,185
Tokyu Corp.	12,563	176,961
TOPPAN, Inc.	14,981	317,080
Toray Industries, Inc.	56,071	316,129
Toshiba Corp.	7,122	230,138
Tosoh Corp.	10,132	134,756
Toyota Boshoku Corp.	9,822	154,293
Toyota Industries Corp.	3,250	187,365
Toyota Motor Corp.	119,568	1,630,652
Toyota Tsusho Corp.	22,684	934,581
Welcia Holdings Co., Ltd.	5,541	115,813
West Japan Railway Co.	4,192	181,361
Yamada Holdings Co., Ltd.	59,622	207,548
	Shares	Value
Common Stocks (continued)
Japan (continued)
Yamaha Motor Co., Ltd.	7,751	$199,233
Yamato Holdings Co., Ltd.	14,932	255,949
Yamazaki Baking Co., Ltd.	12,314	165,043
Z Holdings Corp.	66,994	182,337
Zensho Holdings Co., Ltd.	8,004	253,643
Total Japan		57,829,494
Luxembourg — 0.6%
ArcelorMittal SA	32,619	925,850
Eurofins Scientific SE(a)	2,791	194,920
Total Luxembourg		1,120,770
Netherlands — 3.2%
Aegon NV	35,435	161,292
Akzo Nobel NV	2,375	197,016
ASML Holding NV	631	399,513
Heineken NV	3,979	457,071
ING Groep NV(a)	16,602	205,280
JDE Peet’s NV	5,057	154,088
Koninklijke Ahold Delhaize NV	34,128	1,176,282
Koninklijke Philips NV	10,430	219,769
NN Group NV	3,492	130,189
Randstad NV	8,000	434,710
Shell PLC	73,856	2,276,177
Universal Music Group NV	9,106	199,150
Wolters Kluwer NV	1,467	194,590
Total Netherlands		6,205,127
Norway — 0.7%
Equinor ASA	36,352	1,037,064
Norsk Hydro ASA	22,458	164,311
Telenor ASA	15,363	191,048
Total Norway		1,392,423
Portugal — 0.4%
EDP — Energias de Portugal SA	49,156	271,340
Galp Energia SGPS SA	18,435	223,671
Jeronimo Martins SGPS SA	13,233	334,550
Total Portugal		829,561
Singapore — 0.5%
Jardine Cycle & Carriage Ltd.	13,592	345,161
Oversea-Chinese Banking Corp., Ltd.	20,729	195,458
Singapore Telecommunications Ltd.	99,610	190,388
STMicroelectronics NV	5,494	233,911
Total Singapore		964,918
Spain — 3.2%
ACS Actividades de Construccion y Servicios SA	22,145	762,778
Banco Bilbao Vizcaya Argentaria SA	53,083	389,713
Banco Santander SA(a)	151,498	532,952
Cia de Distribucion Integral Logista Holdings SA	13,118	357,132
Endesa SA	14,088	316,817
Ferrovial SA	6,169	193,624
Iberdrola SA	61,272	796,847
Industria de Diseno Textil SA(a)	21,616	743,602
Mapfre SA(a)	82,166	164,822

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Spain (continued)
Naturgy Energy Group SA	11,623	$363,138
Repsol SA	47,042	693,062
Sacyr SA(a)	60,561	200,711
Telefonica SA	162,502	740,032
Total Spain		6,255,230
Sweden — 1.7%
Alleima AB*	1,540	7,894
Assa Abloy AB, B Shares	5,963	141,790
Atlas Copco AB, A Shares	14,108	203,699
Electrolux AB, B Shares(a)	10,146	152,874
Essity AB, B Shares	9,443	286,036
H & M Hennes & Mauritz AB, B Shares	19,931	291,234
Investor AB, B Shares(a)	10,838	232,245
Sandvik AB(a)	7,713	156,783
Securitas AB, B Shares(a)	35,571	318,352
Skanska AB, B Shares(a)	13,772	224,761
SKF AB, B Shares	9,079	164,014
SSAB AB, A Shares(a)	21,655	153,399
Telefonaktiebolaget LM Ericsson, B Shares	54,673	300,462
Telia Co. AB(a)	44,749	124,598
Volvo AB, B Shares	29,719	610,765
Total Sweden		3,368,906
Switzerland — 2.4%
ABB Ltd.	10,593	382,279
Accelleron Industries AG*	527	12,967
Adecco Group AG	9,429	323,428
Alcon, Inc.	2,073	150,971
Cie Financiere Richemont SA, Class A	1,698	280,345
Credit Suisse Group AG	32,808	29,504
DSM-Firmenich AG*	1,132	148,417
Kuehne + Nagel International AG	2,349	696,479
Novartis AG	12,111	1,240,015
Schindler Holding AG — Participating Certificate	796	177,704
Sika AG	582	160,466
Swiss Life Holding AG*	273	179,986
Swisscom AG	356	245,186
UBS Group AG	12,529	254,296
Zurich Insurance Group AG	858	416,251
Total Switzerland		4,698,294
United Kingdom — 8.5%
Associated British Foods PLC	11,680	287,152
AstraZeneca PLC	4,523	667,754
Aviva PLC	36,415	193,607
Babcock International Group PLC*	30,892	123,240
BAE Systems PLC	46,579	593,646
Barclays PLC	99,968	200,888
BP PLC	258,308	1,735,018
British American Tobacco PLC	13,815	508,245
BT Group PLC	184,215	367,800
Bunzl PLC	6,138	244,097
Centrica PLC	235,666	339,158
CK Hutchison Holdings Ltd.	73,841	493,847
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Compass Group PLC	27,457	$723,688
Computacenter PLC	5,064	146,139
Currys PLC	155,510	111,412
DCC PLC	3,201	198,913
Diageo PLC	5,854	266,502
DS Smith PLC	38,165	148,753
Entain PLC	7,938	144,072
Hays PLC	110,319	157,795
HSBC Holdings PLC	57,227	412,726
Imperial Brands PLC	15,520	383,801
Inchcape PLC	16,466	167,328
International Distributions Services PLC	69,363	220,745
ITV PLC	156,394	158,790
J Sainsbury PLC	137,452	477,517
JD Sports Fashion PLC	77,906	157,700
John Wood Group PLC*	68,441	193,897
Johnson Matthey PLC	14,601	360,341
Kingfisher PLC	71,002	229,799
Legal & General Group PLC	103,156	303,526
Lloyds Banking Group PLC	577,083	349,611
M&G PLC	60,685	156,440
Marks & Spencer Group PLC*	89,278	184,423
National Grid PLC	18,451	265,421
NatWest Group PLC	47,061	154,975
Pearson PLC	15,848	176,684
Phoenix Group Holdings PLC	26,259	195,323
Reckitt Benckiser Group PLC	3,975	321,254
RELX PLC	7,757	257,978
Rolls-Royce Holdings PLC*	174,157	333,052
SSE PLC	6,966	160,883
St James’s Place PLC	10,852	164,565
Standard Chartered PLC	23,116	182,578
Tesco PLC	256,623	906,685
Unilever PLC	21,974	1,225,320
Vodafone Group PLC	448,974	541,177
WPP PLC	26,546	309,366
Total United Kingdom		16,603,631
United States — 4.3%
CSL Ltd.	1,032	204,995
Experian PLC	4,086	144,313
Ferguson PLC	2,726	383,575
GSK PLC	33,631	609,121
Haleon PLC	41,660	183,792
Holcim AG*	9,320	615,923
Nestle SA	15,441	1,986,746
Roche Holding AG	4,112	1,295,207
Sanofi(a)	7,665	846,213
Schneider Electric SE	2,869	499,874
Stellantis NV	76,161	1,261,222
Swiss Re AG	3,023	304,728
Waste Connections, Inc.	1,157	160,767
Total United States		8,496,476
Total Common Stocks (Cost $187,037,295)		191,104,299

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF (continued)

April 30, 2023
	Shares	Value
Preferred Stocks — 1.1%
Germany — 1.1%
Henkel AG & Co. KGaA, 2.53%	5,350	$432,820
Schaeffler AG, 6.85%	33,830	245,378
Volkswagen AG, 21.51%	11,744	1,603,552
Total Germany		2,281,750
Total Preferred Stocks (Cost $3,035,391)		2,281,750
Investment Companies — 0.4%
International Equity Core Funds — 0.4%
iShares Core MSCI EAFE ETF (Cost $706,267)	10,666	733,501
Short-Term Investments — 4.2%
Money Market Funds — 4.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(b)(c)	7,950,815	7,950,815
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(b)	259,779	259,779
Total Short-Term Investments (Cost $8,210,594)		8,210,594

	Shares	Value
Total Investments — 103.2% (Cost $198,989,547)		$202,330,144
Other Assets and Liabilities, Net — (3.2)%		(6,298,539)
Net Assets — 100.0%		$196,031,605

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $12,597,602; total market value of collateral held by the Fund was $13,249,809. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $5,298,994.

(b)
Reflects the 1-day yield at April 30, 2023.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$191,104,299	$—	$—	$191,104,299
Investment Companies	733,501	—	—	733,501
Preferred Stocks	2,281,750	—	—	2,281,750
Short-Term Investments:
Money Market Funds	8,210,594	—	—	8,210,594
Total Investments in Securities	$202,330,144	$—	$—	$202,330,144

(d)
For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2023,the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF

April 30, 2023
	Shares	Value
Common Stocks — 98.7%
Australia — 6.7%
Alumina Ltd.	40,633	$40,816
AMP Ltd.	48,836	36,630
Ampol Ltd.	3,749	74,152
APA Group	18,775	127,549
ASX Ltd.	3,043	137,691
Atlas Arteria Ltd.	22,542	97,426
Aurizon Holdings Ltd.	28,976	65,489
BlueScope Steel Ltd.	7,374	96,829
Brambles Ltd.	22,092	208,043
Charter Hall Group	6,847	50,362
Cochlear Ltd.	1,045	170,327
Coles Group Ltd.	20,649	248,356
Commonwealth Bank of Australia	26,815	1,760,731
Computershare Ltd.	8,319	123,147
Dexus	16,862	86,695
Domino’s Pizza Enterprises Ltd.	998	33,253
Evolution Mining Ltd.	28,571	67,217
Fortescue Metals Group Ltd.	28,502	394,417
Goodman Group	26,282	335,386
GPT Group (The)	30,405	88,611
IDP Education Ltd.	3,281	61,058
IGO Ltd.	11,754	106,805
Insurance Australia Group Ltd.	38,874	127,936
Lendlease Corp., Ltd.	10,859	53,463
Lynas Rare Earths Ltd.*	14,170	60,212
Macquarie Group Ltd.	5,839	704,600
Medibank Pvt Ltd.	43,788	103,017
Mineral Resources Ltd.	2,586	125,916
Mirvac Group	62,509	99,555
National Australia Bank Ltd.	50,151	955,825
Orica Ltd.	7,204	77,124
QBE Insurance Group Ltd.	23,525	238,328
Ramsay Health Care Ltd.	2,953	126,203
REA Group Ltd.	797	74,206
Rio Tinto Ltd.	5,908	438,259
Rio Tinto PLC	16,983	1,077,754
Santos Ltd.	52,662	246,048
Scentre Group	82,491	157,001
SEEK Ltd.	5,383	86,871
Sonic Healthcare Ltd.	7,303	171,040
Stockland	34,340	100,987
Suncorp Group Ltd.	20,066	165,493
Transurban Group	48,848	483,896
Vicinity Ltd.	60,539	84,015
Wesfarmers Ltd.	18,021	618,921
Westpac Banking Corp.	55,732	827,583
WiseTech Global Ltd.	2,779	125,911
Woodside Energy Group Ltd.	30,216	672,532
Woolworths Group Ltd.	19,340	496,281
Total Australia		12,909,967
Austria — 0.4%
ams-OSRAM AG*	4,122	28,436
ANDRITZ AG	1,138	73,936
BAWAG Group AG*	1,314	64,061
CA Immobilien Anlagen AG*	638	18,524
Erste Group Bank AG	5,534	201,064
	Shares	Value
Common Stocks (continued)
Austria (continued)
EVN AG	557	$13,436
Mondi PLC	7,722	122,778
OMV AG	2,267	107,218
Verbund AG	507	45,282
voestalpine AG	1,751	60,661
Wienerberger AG	1,724	51,960
Total Austria		787,356
Belgium — 0.6%
Ageas SA	2,735	121,955
Azelis Group NV	1,098	26,062
D’ieteren Group	345	64,940
Elia Group SA	454	62,351
Etablissements Franz Colruyt NV	825	22,907
KBC Group NV	4,460	318,965
Proximus SADP	2,238	19,099
Sofina SA	239	54,829
Solvay SA	1,128	135,552
UCB SA	1,922	179,129
Umicore SA	3,212	105,530
Warehouses De Pauw CVA	2,541	76,078
Total Belgium		1,187,397
Chile — 0.1%
Antofagasta PLC	5,506	101,074
China — 0.7%
Alibaba Health Information Technology Ltd.*	64,282	45,940
BYD Electronic International Co., Ltd.	10,087	30,390
China Gas Holdings Ltd.	33,755	43,259
China Mengniu Dairy Co., Ltd.*	47,905	192,538
Chow Tai Fook Jewellery Group Ltd.	27,551	55,103
CSPC Pharmaceutical Group Ltd.	133,299	135,508
ESR Group Ltd.	37,505	58,384
Fosun International Ltd.	35,465	24,803
NXP Semiconductors NV	4,119	674,445
Shimao Group Holdings Ltd.*(a)(b)	20,336	4,456
Wharf Holdings Ltd. (The)	15,247	34,845
Wilmar International Ltd.	28,664	84,435
Xinyi Glass Holdings Ltd.	25,590	46,617
Total China		1,430,723
Denmark — 3.4%
AP Moller — Maersk A/S, Class A	45	80,318
AP Moller — Maersk A/S, Class B	71	128,249
Chr Hansen Holding A/S	1,635	127,336
Coloplast A/S, Class B	1,945	280,314
Demant A/S*	1,423	60,998
Genmab A/S*	1,031	424,537
Novo Nordisk A/S, Class B	25,857	4,307,138
Novozymes A/S, Class B	3,225	167,859
Orsted A/S	2,844	255,532
Pandora A/S	1,441	133,229
Tryg A/S	5,449	128,733
Vestas Wind Systems A/S*	15,594	430,681
Total Denmark		6,524,924

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Faroe Islands — 0.0%(c)
Bakkafrost P/F	779	$56,543
Finland — 1.4%
Elisa OYJ	2,339	145,432
Fortum OYJ	6,883	102,812
Huhtamaki OYJ	1,496	53,908
Kesko OYJ, Class B	3,805	79,414
Kone OYJ, Class B	5,625	321,056
Metso Outotec OYJ	11,015	121,605
Neste OYJ	7,534	365,471
Nokia OYJ	83,003	352,062
Nordea Bank Abp	51,894	575,773
Orion OYJ, Class B	1,626	76,507
Stora Enso OYJ, Class R	9,199	116,790
UPM-Kymmene OYJ	8,399	267,974
Wartsila OYJ Abp	8,679	100,607
Total Finland		2,679,411
France — 10.0%
Adevinta ASA*	7,349	56,366
Air Liquide SA	8,295	1,494,346
AXA SA(b)	36,333	1,186,097
BioMerieux	756	79,206
BNP Paribas SA	17,889	1,157,117
Bouygues SA(b)	4,490	164,571
Capgemini SE	2,598	472,963
Carrefour SA	9,280	193,222
Cie de Saint-Gobain	6,707	388,144
Cie Generale des Etablissements Michelin SCA	11,366	361,760
Credit Agricole SA	22,758	278,483
Danone SA	10,278	680,699
Dassault Systemes SE	10,783	436,534
EssilorLuxottica SA	4,839	958,398
Hermes International	541	1,174,695
Kering SA	1,131	723,825
Legrand SA	4,160	393,588
L’Oreal SA	3,842	1,835,533
LVMH Moet Hennessy Louis Vuitton SE	4,132	3,973,252
Sartorius Stedim Biotech	383	102,536
Societe Generale SA	13,155	319,871
Sodexo SA	1,324	142,076
TotalEnergies SE(b)	39,531	2,528,622
Worldline SA*	3,515	152,816
Total France		19,254,720
Germany — 7.8%
adidas AG	2,398	422,099
Allianz SE	6,224	1,562,871
Bayerische Motoren Werke AG	5,105	571,706
Beiersdorf AG	1,558	217,755
Carl Zeiss Meditec AG	580	77,991
Continental AG	1,720	120,426
Covestro AG*	2,984	131,081
Deutsche Boerse AG	2,917	556,800
Deutsche Post AG	15,671	752,928
Deutsche Telekom AG	51,608	1,246,614
E.ON SE	33,924	449,611
	Shares	Value
Common Stocks (continued)
Germany (continued)
Evonik Industries AG	3,034	$66,187
Hannover Rueck SE	955	204,116
Hapag-Lloyd AG	385	119,521
HeidelbergCement AG	2,304	174,390
Henkel AG & Co. KGaA	1,606	118,792
Infineon Technologies AG	19,511	708,776
Knorr-Bremse AG	1,046	73,259
Mercedes-Benz Group AG	13,152	1,024,805
Merck KGaA*	2,056	368,959
Muenchener Rueckversicherungs- Gesellschaft AG*	2,229	837,905
Puma SE	1,589	92,905
SAP SE	16,646	2,257,814
Siemens AG	12,828	2,108,732
Symrise AG	2,046	247,223
Talanx AG	841	42,301
Telefonica Deutschland Holding AG	12,382	41,897
Volkswagen AG	453	75,992
Vonovia SE	12,029	260,619
Zalando SE*	3,715	152,447
Total Germany		15,086,522
Guatemala — 0.0%(c)
Millicom International Cellular SA*	2,528	45,262
Hong Kong — 2.8%
AIA Group Ltd.	187,274	2,026,641
Futu Holdings Ltd.*	1,260	55,780
Hang Lung Properties Ltd.	27,971	51,025
Hang Seng Bank Ltd.	11,515	170,307
HKT Trust & HKT Ltd.	53,771	70,554
Hong Kong & China Gas Co., Ltd.	172,666	153,092
Hong Kong Exchanges & Clearing Ltd.	20,161	832,133
Link REIT	40,608	264,861
MTR Corp., Ltd.	24,888	124,124
Power Assets Holdings Ltd.	21,696	123,821
Prudential PLC	43,716	665,677
Sino Biopharmaceutical Ltd.	156,003	86,250
Sun Hung Kai Properties Ltd.	23,125	321,103
Swire Pacific Ltd., Class A	6,723	53,185
Swire Pacific Ltd., Class B	12,951	16,416
Swire Properties Ltd.	16,596	44,503
Techtronic Industries Co., Ltd.	21,913	235,603
Wharf Real Estate Investment Co., Ltd.	23,442	134,681
Total Hong Kong		5,429,756
Ireland — 0.7%
AerCap Holdings NV*	2,027	114,242
CRH PLC	11,852	574,717
Kerry Group PLC, Class A	2,485	261,833
Kingspan Group PLC	2,435	168,552
Smurfit Kappa Group PLC	4,057	150,019
Total Ireland		1,269,363
Israel — 0.5%
Bank Hapoalim BM	18,826	160,332
Bank Leumi Le-Israel BM	23,827	186,609
Israel Discount Bank Ltd., Class A	18,792	92,243

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Israel (continued)
Mizrahi Tefahot Bank Ltd.	2,391	$77,586
Nice Ltd.*	1,012	207,384
Plus500 Ltd.	1,419	29,696
Tower Semiconductor Ltd.*	1,741	76,411
Wix.com Ltd.*	881	76,850
Total Israel		907,111
Italy — 2.3%
Amplifon SpA	1,957	71,902
Assicurazioni Generali SpA	17,756	370,096
Banca Mediolanum SpA	3,035	27,455
DiaSorin SpA	357	38,814
Enel SpA	123,639	846,145
Eni SpA	38,671	586,853
FinecoBank Banca Fineco SpA	9,712	147,213
Intesa Sanpaolo SpA	267,996	705,494
Mediobanca Banca di Credito Finanziario SpA	9,867	105,990
Moncler SpA	3,129	231,998
Nexi SpA*	9,820	81,374
Pirelli & C SpA	6,190	32,433
Poste Italiane SpA	7,281	75,768
Prysmian SpA	4,070	166,565
Recordati Industria Chimica e Farmaceutica SpA	1,537	70,809
Telecom Italia SpA*	158,839	46,803
Telecom Italia SpA-RSP*	95,091	27,505
Terna — Rete Elettrica Nazionale	22,392	194,305
UniCredit SpA(b)	29,050	575,356
Total Italy		4,402,878
Japan — 21.9%
Advantest Corp.	2,933	227,032
Aeon Co., Ltd.	11,695	237,696
Aeon Mall Co., Ltd.	1,455	19,555
Air Water, Inc.	3,139	39,467
Aisin Corp.	2,444	71,347
Ajinomoto Co., Inc.	8,395	301,176
Asahi Intecc Co., Ltd.	3,446	61,852
Asahi Kasei Corp.	21,089	148,327
Astellas Pharma, Inc.	28,841	433,785
Azbil Corp.	2,027	56,345
Bridgestone Corp.	8,930	356,636
Brother Industries Ltd.	3,846	59,993
Canon, Inc.	15,763	374,844
Capcom Co., Ltd.	2,594	97,348
Central Japan Railway Co.	2,710	335,255
Chiba Bank Ltd. (The)	10,566	68,518
Chugai Pharmaceutical Co., Ltd.	10,142	260,989
Coca-Cola Bottlers Japan Holdings, Inc.	1,905	20,454
Concordia Financial Group Ltd.	16,918	63,738
CyberAgent, Inc.	6,504	56,411
Dai Nippon Printing Co., Ltd.	3,679	105,373
Daifuku Co., Ltd.	5,496	100,503
Daiichi Sankyo Co., Ltd.	30,092	1,026,971
Daikin Industries Ltd.	4,225	763,922
Daito Trust Construction Co., Ltd.	948	89,603
Daiwa House Industry Co., Ltd.	9,715	246,647
	Shares	Value
Common Stocks (continued)
Japan (continued)
Daiwa House REIT Investment Corp.	36	$76,539
Daiwa Securities Group, Inc.	21,908	101,202
Denso Corp.	6,827	408,672
Dentsu Group, Inc.	2,815	100,783
Disco Corp.	1,361	154,026
East Japan Railway Co.	5,426	310,979
Eisai Co., Ltd.	4,415	253,976
ENEOS Holdings, Inc.	46,547	164,768
FANUC Corp.	15,063	507,650
Fast Retailing Co., Ltd.	2,657	624,614
FUJIFILM Holdings Corp.	5,945	308,241
Fujitsu Ltd.	2,977	394,849
Hakuhodo DY Holdings, Inc.	3,449	40,401
Hankyu Hanshin Holdings, Inc.	3,653	113,616
Harmonic Drive Systems, Inc.	832	25,266
Hirose Electric Co., Ltd.	479	64,305
Hitachi Construction Machinery Co., Ltd.	1,614	39,471
Hitachi Ltd.	14,304	786,292
Honda Motor Co., Ltd.	25,067	660,525
Hoshizaki Corp.	1,739	61,047
Hoya Corp.	5,530	577,104
Hulic Co., Ltd.	7,493	64,219
Ibiden Co., Ltd.	1,857	72,553
Idemitsu Kosan Co., Ltd.	3,328	70,439
Isuzu Motors Ltd.	9,403	109,868
Ito En Ltd.	867	26,774
ITOCHU Corp.	23,059	760,702
Itochu Techno-Solutions Corp.	1,373	35,443
J Front Retailing Co., Ltd.	3,853	40,351
Japan Exchange Group, Inc.	8,326	134,492
Japan Metropolitan Fund Invest	110	80,380
JFE Holdings, Inc.	7,894	92,874
JSR Corp.	3,138	72,363
JTEKT Corp.	3,576	29,282
Kajima Corp.	6,686	88,138
Kakaku.com, Inc.	2,004	27,419
Kansai Paint Co., Ltd.	3,113	43,712
Kao Corp.	7,313	295,656
KDDI Corp.	23,439	731,237
Keio Corp.	1,695	62,739
Keisei Electric Railway Co., Ltd.	2,319	81,663
Kikkoman Corp.	2,231	131,568
Kintetsu Group Holdings Co., Ltd.	2,897	97,655
Kobayashi Pharmaceutical Co., Ltd.	765	47,642
Koei Tecmo Holdings Co., Ltd.	1,775	32,563
Koito Manufacturing Co., Ltd.	3,875	74,418
Komatsu Ltd.	14,775	362,851
Kose Corp.	512	59,448
Kubota Corp.	18,534	278,762
Kuraray Co., Ltd.	5,079	47,260
Kurita Water Industries Ltd.	1,741	72,496
Kyocera Corp.	5,252	274,277
Kyowa Kirin Co., Ltd.	3,927	87,097
Kyushu Railway Co.	2,150	48,711
Lion Corp.	3,974	43,252
Lixil Corp.	4,397	68,846
Makita Corp.	3,875	108,710

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Japan (continued)
Marubeni Corp.	26,410	$372,395
Marui Group Co., Ltd.	2,816	44,671
Mazda Motor Corp.	9,279	82,728
McDonald’s Holdings Co. Japan Ltd.	1,338	55,715
MEIJI Holdings Co., Ltd.	4,182	100,891
MINEBEA MITSUMI, Inc.	6,129	112,529
MISUMI Group, Inc.	4,520	113,195
Mitsubishi Chemical Group Corp.	21,375	124,720
Mitsubishi Corp.	21,385	788,087
Mitsubishi Estate Co., Ltd.	18,527	227,497
Mitsubishi Gas Chemical Co., Inc.	2,983	43,113
Mitsubishi HC Capital, Inc.	11,895	61,500
Mitsui Chemicals, Inc.	2,745	68,844
Mitsui Fudosan Co., Ltd.	13,909	274,881
Mitsui OSK Lines Ltd.	5,587	137,865
Miura Co., Ltd.	1,488	39,450
Mizuho Financial Group, Inc.	37,782	545,233
MonotaRO Co., Ltd.	3,839	57,741
MS&AD Insurance Group Holdings, Inc.	6,223	203,145
Nabtesco Corp.	1,686	40,365
NEC Corp.	3,962	151,596
Nexon Co., Ltd.	7,062	159,221
NGK Insulators Ltd.	4,756	59,378
NH Foods Ltd.	1,597	46,562
Nihon M&A Center Holdings, Inc.	4,636	35,170
Nikon Corp.	5,367	55,024
Nintendo Co., Ltd.	18,196	764,509
Nippon Building Fund, Inc.	27	113,025
Nippon Prologis REIT, Inc.	38	86,373
Nippon Sanso Holdings Corp.	2,808	50,318
Nippon Shinyaku Co., Ltd.	993	45,214
Nippon Steel Corp.	13,660	290,224
Nippon Telegraph & Telephone Corp.	33,972	1,035,140
Nippon Yusen K.K.	7,719	181,574
Nissan Chemical Corp.	2,045	90,412
Nisshin Seifun Group, Inc.	3,717	45,014
Nissin Foods Holdings Co., Ltd.	1,040	100,208
Nitori Holdings Co., Ltd.	1,297	165,405
Nitto Denko Corp.	2,321	149,319
Nomura Holdings, Inc.	46,575	166,201
Nomura Real Estate Holdings, Inc.	1,734	42,979
Nomura Real Estate Master Fund, Inc.	70	81,790
Nomura Research Institute Ltd.	5,120	128,597
NSK Ltd.	7,472	41,924
NTT Data Corp.	9,529	128,696
Obayashi Corp.	10,448	86,859
Odakyu Electric Railway Co., Ltd.	5,371	74,866
Oji Holdings Corp.	13,868	54,284
Olympus Corp.	19,314	335,812
Omron Corp.	3,022	176,262
Ono Pharmaceutical Co., Ltd.	6,327	127,502
Oriental Land Co., Ltd.	15,818	557,490
ORIX Corp.	17,832	301,205
Orix JREIT, Inc.	46	59,390
Osaka Gas Co., Ltd.	6,293	104,171
Otsuka Holdings Co., Ltd.	6,431	217,303
Pan Pacific International Holdings Corp.	6,074	113,036
Panasonic Holdings Corp.	34,247	320,299
	Shares	Value
Common Stocks (continued)
Japan (continued)
Persol Holdings Co., Ltd.	2,908	$59,542
Pola Orbis Holdings, Inc.	1,301	18,039
Rakuten Group, Inc.	14,318	70,978
Recruit Holdings Co., Ltd.	22,048	619,187
Renesas Electronics Corp.*	18,229	237,225
Resona Holdings, Inc.	36,986	183,266
Resonac Holdings Corp.	2,811	44,158
Ricoh Co., Ltd.	8,851	72,867
Rohm Co., Ltd.	1,357	101,452
Ryohin Keikaku Co., Ltd.	3,829	40,100
Santen Pharmaceutical Co., Ltd.	5,769	48,342
SCSK Corp.	2,259	33,977
Secom Co., Ltd.	3,298	210,671
Seiko Epson Corp.	4,670	71,028
Sekisui Chemical Co., Ltd.	6,207	87,978
Sekisui House Ltd.	9,393	192,461
SG Holdings Co., Ltd.	6,404	91,899
Sharp Corp.	4,237	30,059
Shimano, Inc.	1,264	195,126
Shimizu Corp.	8,690	52,906
Shin-Etsu Chemical Co., Ltd.	30,729	871,781
Shionogi & Co., Ltd.	4,654	207,570
Shiseido Co., Ltd.	6,313	315,314
SMC Corp.	976	485,617
Sohgo Security Services Co., Ltd.	1,153	32,135
Sompo Holdings, Inc.	4,884	202,763
Sony Group Corp.	19,631	1,849,710
Square Enix Holdings Co., Ltd.	1,385	67,946
Stanley Electric Co., Ltd.	2,306	51,568
Subaru Corp.	9,665	155,801
SUMCO Corp.	5,367	73,510
Sumitomo Chemical Co., Ltd.	25,140	84,560
Sumitomo Corp.	18,756	334,306
Sumitomo Electric Industries Ltd.	11,792	149,300
Sumitomo Metal Mining Co., Ltd.	3,938	144,864
Sumitomo Mitsui Financial Group, Inc.	19,160	780,809
Sumitomo Mitsui Trust Holdings, Inc.	4,861	174,534
Sumitomo Pharma Co., Ltd.	2,667	16,668
Sumitomo Rubber Industries Ltd.	2,794	25,464
Sundrug Co., Ltd.	1,061	29,181
Suntory Beverage & Food Ltd.	1,964	73,705
Sysmex Corp.	2,425	155,048
T&D Holdings, Inc.	8,074	98,075
Takeda Pharmaceutical Co., Ltd.	24,411	808,889
TDK Corp.	6,018	205,292
Teijin Ltd.	2,855	31,723
Terumo Corp.	11,222	334,274
TIS, Inc.	3,493	95,428
Tobu Railway Co., Ltd.	3,111	79,166
Toho Gas Co., Ltd.	1,407	26,267
Tokio Marine Holdings, Inc.	29,303	585,350
Tokyo Century Corp.	599	20,456
Tokyo Electron Ltd.	7,128	811,136
Tokyu Corp.	8,736	123,054
TOPPAN, Inc.	4,183	88,535
TOTO Ltd.	2,409	82,178
Toyota Motor Corp.	173,482	2,365,924
Tsuruha Holdings, Inc.	592	38,651

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Japan (continued)
Unicharm Corp.	6,303	$253,481
United Urban Investment Corp.	52	57,665
USS Co., Ltd.	3,177	53,150
Welcia Holdings Co., Ltd.	1,453	30,369
West Japan Railway Co.	3,526	152,548
Yakult Honsha Co., Ltd.	2,017	151,536
Yamaha Corp.	2,596	101,617
Yamaha Motor Co., Ltd.	4,825	124,022
Yamato Holdings Co., Ltd.	4,857	83,254
Yaskawa Electric Corp.	3,967	160,527
Yokohama Rubber Co., Ltd. (The)	2,083	44,960
ZOZO, Inc.	1,841	38,614
Total Japan		42,180,446
Mexico — 0.0%(c)
Fresnillo PLC	2,905	25,975
Netherlands — 6.0%
Adyen NV*	420	673,261
Akzo Nobel NV	2,773	230,032
Argenx SE*	877	340,171
ASM International NV	717	259,673
ASML Holding NV	6,472	4,097,695
ING Groep NV(b)	59,294	733,156
JDE Peet’s NV	1,503	45,797
Koninklijke Ahold Delhaize NV	14,813	510,556
Koninklijke KPN NV	49,804	181,940
NN Group NV	4,163	155,205
Shell PLC	112,278	3,460,309
Universal Music Group NV	14,996	327,965
Wolters Kluwer NV	3,975	527,265
Total Netherlands		11,543,025
New Zealand — 0.4%
Auckland International Airport Ltd.*	19,195	104,805
Chorus Ltd.	7,029	37,510
Fisher & Paykel Healthcare Corp., Ltd.	9,174	156,844
Fletcher Building Ltd.	11,522	32,025
Mercury NZ Ltd.	10,363	40,580
Meridian Energy Ltd.	18,832	63,508
Ryman Healthcare Ltd.	8,039	26,316
Spark New Zealand Ltd.	29,485	95,246
Xero Ltd.*	2,151	132,682
Total New Zealand		689,516
Norway — 0.8%
Aker ASA, Class A	340	20,671
DNB Bank ASA	14,043	245,891
Entra ASA	1,110	11,234
Equinor ASA	14,942	426,271
Gjensidige Forsikring ASA	2,941	50,974
Leroy Seafood Group ASA	4,427	23,209
Mowi ASA	6,760	128,421
NEL ASA*	24,552	33,540
Nordic Semiconductor ASA*	2,584	27,831
Norsk Hydro ASA	21,178	154,946
Orkla ASA	11,575	82,933
Schibsted ASA, Class A	1,165	20,573
Schibsted ASA, Class B	1,468	23,700
	Shares	Value
Common Stocks (continued)
Norway (continued)
SpareBank 1 SR-Bank ASA	2,721	$31,738
Storebrand ASA	7,121	54,644
Telenor ASA	9,281	115,415
TOMRA Systems ASA	3,672	55,985
Total Norway		1,507,976
Poland — 0.4%
Allegro.eu SA*	6,622	52,208
Bank Polska Kasa Opieki SA	2,781	64,326
CD Projekt SA(b)	1,081	29,516
Dino Polska SA*	758	77,344
InPost SA*	3,303	35,408
KGHM Polska Miedz SA	2,155	62,009
mBank SA*	206	17,251
Polski Koncern Naftowy ORLEN SA	11,888	181,693
Powszechna Kasa Oszczednosci Bank Polski SA	14,040	108,510
Santander Bank Polska SA	523	42,627
Total Poland		670,892
Portugal — 0.2%
Banco Comercial Portugues SA, Class R	121,447	31,240
EDP — Energias de Portugal SA	44,120	243,542
Jeronimo Martins SGPS SA	4,395	111,112
Navigator Co. SA (The)	3,369	12,385
Total Portugal		398,279
Singapore — 1.6%
CapitaLand Ascendas REIT	48,843	104,704
CapitaLand Ascott Trust	2,230	1,805
CapitaLand Integrated Commercial Trust	83,466	126,999
Capitaland Investment Ltd/Singapore	39,130	109,106
City Developments Ltd.	8,104	42,216
DBS Group Holdings Ltd.	28,959	712,389
Keppel Corp., Ltd.	22,635	104,679
Mapletree Pan Asia Commercial Trust	49,226	64,939
Oversea-Chinese Banking Corp., Ltd.	61,204	577,106
Singapore Exchange Ltd.	12,840	92,103
Singapore Telecommunications Ltd.	126,073	240,967
STMicroelectronics NV	10,388	442,276
Suntec Real Estate Investment Trust	26,220	26,532
United Overseas Bank Ltd.	22,871	483,768
UOL Group Ltd.	8,223	42,713
Total Singapore		3,172,302
South Africa — 0.3%
Anglo American PLC	19,706	605,588
South Korea — 0.1%
Delivery Hero SE*	2,679	106,858
Spain — 2.4%
ACS Actividades de Construccion y Servicios SA	3,571	123,002
Amadeus IT Group SA*	7,163	504,051
Banco Bilbao Vizcaya Argentaria SA	95,203	698,940
Cellnex Telecom SA*	9,244	389,538
EDP Renovaveis SA*	3,827	85,176

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Spain (continued)
Ferrovial SA	6,587	$206,744
Iberdrola SA	98,564	1,281,833
Industria de Diseno Textil SA(b)	17,581	604,796
Red Electrica Corp. SA	6,427	117,109
Repsol SA	20,344	299,725
Telefonica SA	81,887	372,912
Total Spain		4,683,826
Sweden — 2.4%
AAK AB	2,847	57,288
Alfa Laval AB	4,639	169,826
Avanza Bank Holding AB(b)	1,697	36,017
Axfood AB	1,756	43,518
Boliden AB(b)	4,219	150,625
Castellum AB(b)	3,885	47,079
Electrolux AB, B Shares(b)	3,636	54,785
Elekta AB, B Shares	5,681	47,665
Embracer Group AB*(b)	13,744	71,566
Epiroc AB, A Shares	9,927	198,400
Epiroc AB, B Shares	6,000	103,010
EQT AB	8,595	184,180
Essity AB, B Shares(b)	9,596	290,670
Fabege AB(b)	4,124	33,009
H & M Hennes & Mauritz AB, B Shares	11,433	167,060
Hexagon AB, B Shares	31,894	363,335
Holmen AB, B Shares(b)	1,427	53,882
Husqvarna AB, B Shares	6,169	53,106
Investment AB Latour, B Shares	2,128	45,953
Kinnevik AB, B Shares*	3,814	62,412
Neobo Fastigheter AB*	1,616	1,594
Nibe Industrier AB, B Shares	25,514	284,809
Samhallsbyggnadsbolaget i Norden AB(b)	17,172	20,130
Samhallsbyggnadsbolaget i Norden AB, D Shares	2,341	3,542
Securitas AB, B Shares(b)	8,067	72,198
Skandinaviska Enskilda Banken AB, A Shares	23,302	264,660
Skanska AB, B Shares(b)	5,326	86,921
SSAB AB, A Shares(b)	3,992	28,278
SSAB AB, B Shares(b)	9,630	64,893
Svenska Cellulosa AB SCA, B Shares(b)	9,536	130,574
Svenska Handelsbanken AB, A Shares	22,754	201,025
Svenska Handelsbanken AB, B Shares(b)	547	6,005
Sweco AB, B Shares	3,249	43,458
Swedbank AB, A Shares	17,375	301,519
Tele2 AB, B Shares(b)	7,804	82,892
Telia Co. AB(b)	34,788	96,863
Thule Group AB(b)	1,634	47,106
Trelleborg AB, B Shares	3,777	94,782
Vitrolife AB(b)	1,208	27,134
Volvo AB, A Shares	2,999	63,446
Volvo AB, B Shares	23,303	478,907
Wallenstam AB, B Shares	5,642	22,343
Total Sweden		4,656,465
Switzerland — 4.8%
Alcon, Inc.	7,950	578,977
	Shares	Value
Common Stocks (continued)
Switzerland (continued)
DSM-Firmenich AG*	2,731	$358,063
Geberit AG	539	306,910
Givaudan SA	126	441,966
Kuehne + Nagel International AG	810	240,165
Lonza Group AG	1,182	735,455
Novartis AG	36,242	3,710,728
Partners Group Holding AG	353	342,351
Schindler Holding AG — Participating Certificate	646	144,217
Schindler Holding AG — Registered	312	66,568
SGS SA	2,407	217,862
Sika AG	2,442	673,296
Swisscom AG	404	278,245
Zurich Insurance Group AG	2,391	1,159,973
Total Switzerland		9,254,776
United Kingdom — 10.6%
3i Group PLC	15,221	338,049
abrdn PLC	31,852	85,154
Admiral Group PLC	3,894	113,109
Ashtead Group PLC	6,973	401,144
Associated British Foods PLC	5,673	139,470
AstraZeneca PLC	24,043	3,549,592
Auto Trader Group PLC	14,669	117,188
Aviva PLC	44,687	237,586
Barratt Developments PLC	15,998	100,539
Berkeley Group Holdings PLC	1,676	93,679
BP PLC	262,476	1,763,014
British Land Co. PLC (The)	14,152	71,186
BT Group PLC	110,482	220,586
Bunzl PLC	5,373	213,675
Burberry Group PLC	6,119	199,273
CK Hutchison Holdings Ltd.	42,132	281,778
Coca-Cola Europacific Partners PLC	2,421	156,082
Compass Group PLC	27,901	735,390
ConvaTec Group PLC	25,754	71,150
Croda International PLC	2,218	194,588
DCC PLC	1,569	97,499
Dowlais Group PLC*	21,312	35,520
DS Smith PLC	21,516	83,862
Farfetch Ltd., Class A*	5,172	20,843
Halma PLC	6,022	174,693
Hargreaves Lansdown PLC	5,570	56,217
Informa PLC	22,633	205,561
InterContinental Hotels Group PLC	2,680	183,919
Intermediate Capital Group PLC	4,556	74,529
Intertek Group PLC	2,562	133,830
J Sainsbury PLC	31,983	111,111
Johnson Matthey PLC	2,889	71,298
Kingfisher PLC	30,817	99,740
Land Securities Group PLC	11,833	100,273
Legal & General Group PLC	95,054	279,687
Lloyds Banking Group PLC	1,070,294	648,410
London Stock Exchange Group PLC	5,763	604,542
M&G PLC	35,239	90,842
Melrose Industries PLC	21,312	109,559
National Grid PLC	58,235	837,721
NatWest Group PLC	83,158	273,845

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Next PLC	1,972	$167,058
Pearson PLC	11,463	127,797
Phoenix Group Holdings PLC	13,573	100,960
Reckitt Benckiser Group PLC	11,391	920,603
RELX PLC	30,449	1,012,658
Rentokil Initial PLC	40,077	318,557
Rightmove PLC	13,074	94,356
Sage Group PLC (The)	16,275	167,453
Schroders PLC	14,674	89,581
Segro PLC	19,210	201,562
Severn Trent PLC	3,993	147,151
Spirax-Sarco Engineering PLC	1,175	163,783
St James’s Place PLC	8,640	131,021
Taylor Wimpey PLC	54,171	87,288
Unilever PLC	39,900	2,224,914
United Utilities Group PLC	10,847	147,515
Vodafone Group PLC	436,077	525,632
Weir Group PLC (The)	4,126	95,422
Whitbread PLC	3,211	131,046
Wise PLC, Class A*	8,148	56,327
WPP PLC	17,091	199,178
Total United Kingdom		20,485,595
United States — 9.4%
CSL Ltd.	7,619	1,513,428
CyberArk Software Ltd.*	647	80,616
Experian PLC	14,643	517,173
Ferguson PLC	3,304	464,905
GSK PLC	65,157	1,180,116
ICON PLC*	1,289	248,377
James Hardie Industries PLC	7,094	157,004
Nestle SA	43,781	5,633,167
Roche Holding AG	419	142,358
Roche Holding AG	11,276	3,551,740
Sanofi(b)	18,446	2,036,432
Schneider Electric SE	8,794	1,532,203
Stellantis NV	34,406	569,762
Swiss Re AG	4,588	462,486
Tenaris SA	7,416	106,843
Total United States		18,196,610
Total Common Stocks (Cost $179,115,452)		190,251,136

	Shares	Value
Preferred Stocks — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG, 6.05%	944	$100,309
Henkel AG & Co. KGaA, 2.53%	2,740	221,668
Sartorius AG, 0.41%	429	166,523
Volkswagen AG, 21.51%	2,913	397,748
Total Germany		886,248
Total Preferred Stocks (Cost $1,037,861)		886,248
Short-Term Investments — 2.8%
Money Market Funds — 2.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(d)(e)	5,033,377	5,033,377
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(d)	269,472	269,472
Total Short-Term Investments (Cost $5,302,849)		5,302,849
Total Investments — 102.0% (Cost $185,456,162)		196,440,233
Other Assets and Liabilities, Net — (2.0)%		(3,768,876)
Net Assets — 100.0%		$192,671,357

*
Non-income producing securities.

(a)
Security is fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs.

(b)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $8,530,514; total market value of collateral held by the Fund was $8,985,542. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $3,952,165.

(c)
Less than 0.05%.

(d)
Reflects the 1-day yield at April 30, 2023.

(e)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Common Stocks	$190,246,680	$—	$4,456(g)	$190,251,136
Preferred Stocks	886,248	—	—	886,248
Short-Term Investments:
Money Market Funds	5,302,849	—	—	5,302,849
Total Investments in Securities	$196,435,777	$—	$4,456	$196,440,233

(f)
For a complete listing of investments and their countries, see the Schedule of Investments.

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF (continued)

April 30, 2023
(g)
The Level 3 security, valued at $4,456, has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Candriam ESG U.S. Mid Cap Equity ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.9%
Communication Services — 2.4%
Frontier Communications Parent, Inc.*	829	$18,686
Interpublic Group of Cos., Inc. (The)	1,273	45,484
New York Times Co. (The), Class A	534	21,226
Nexstar Media Group, Inc.	122	21,161
Roku, Inc.*	413	23,215
Total Communication Services		129,772
Consumer Discretionary — 16.8%
ADT, Inc.	1,065	7,136
Advance Auto Parts, Inc.	201	25,232
Aramark	867	30,085
Autoliv, Inc.	277	23,769
Bath & Body Works, Inc.	757	26,571
BorgWarner, Inc.	770	37,060
Brunswick Corp.	238	20,180
Burlington Stores, Inc.*	221	42,611
Crocs, Inc.*	202	24,981
Deckers Outdoor Corp.*	89	42,661
GameStop Corp., Class A*	884	17,052
Gentex Corp.	775	21,382
H&R Block, Inc.	524	17,769
Harley-Davidson, Inc.	452	16,769
Hasbro, Inc.	442	26,175
Hyatt Hotels Corp., Class A*	158	18,060
Lear Corp.	195	24,894
Levi Strauss & Co., Class A	297	4,295
Lithia Motors, Inc.	91	20,101
LKQ Corp.	884	51,033
Macy’s, Inc.	912	14,902
Marriott Vacations Worldwide Corp.	120	16,147
Mattel, Inc.*	1,201	21,618
Newell Brands, Inc.	1,252	15,212
Planet Fitness, Inc., Class A*	283	23,529
Polaris, Inc.	185	20,100
Ralph Lauren Corp.	127	14,578
RH*	61	15,563
Royal Caribbean Cruises Ltd.*	745	48,745
Tapestry, Inc.	817	33,342
Texas Roadhouse, Inc.	227	25,111
TopBuild Corp.*	105	23,675
Vail Resorts, Inc.	136	32,711
Valvoline, Inc.	575	19,866
Whirlpool Corp.	184	25,685
Williams-Sonoma, Inc.	224	27,113
Wyndham Hotels & Resorts, Inc.	296	20,193
Total Consumer Discretionary		895,906
Consumer Staples — 4.2%
Bunge Ltd.	488	45,677
Coty, Inc., Class A*	1,219	14,469
Darling Ingredients, Inc.*	540	32,168
Flowers Foods, Inc.	667	18,349
Lamb Weston Holdings, Inc.	486	54,340
Lancaster Colony Corp.	66	13,802
Post Holdings, Inc.*	179	16,198
US Foods Holding Corp.*	695	26,688
Total Consumer Staples		221,691
	Shares	Value
Common Stocks (continued)
Energy — 0.7%
ChampionX Corp.	654	$17,710
NOV, Inc.	1,290	21,608
Total Energy		39,318
Financials — 13.5%
Affiliated Managers Group, Inc.	127	18,336
AGNC Investment Corp.	1,931	19,136
Ally Financial, Inc.	908	23,953
Annaly Capital Management, Inc.	1,589	31,748
Assurant, Inc.	178	21,917
Cboe Global Markets, Inc.	360	50,292
Comerica, Inc.	443	19,213
Commerce Bancshares, Inc.	389	21,726
Corebridge Financial, Inc.	266	4,485
Equitable Holdings, Inc.	1,256	32,644
Everest Re Group Ltd.	131	49,518
First American Financial Corp.	337	19,415
Jack Henry & Associates, Inc.	247	40,345
Jefferies Financial Group, Inc.	548	17,553
Lincoln National Corp.	520	11,300
MarketAxess Holdings, Inc.	125	39,796
Pinnacle Financial Partners, Inc.	252	13,666
Popular, Inc.	243	14,582
Reinsurance Group of America, Inc.	223	31,737
RenaissanceRe Holdings Ltd.	146	31,450
SEI Investments Co.	411	24,212
Selective Insurance Group, Inc.	201	19,362
Synovus Financial Corp.	471	14,507
Unum Group	592	24,982
Valley National Bancorp	1,454	13,639
Voya Financial, Inc.	328	25,085
Webster Financial Corp.	586	21,858
Western Alliance Bancorp	362	13,437
Western Union Co. (The)	1,302	14,231
WEX, Inc.*	141	25,006
Zions Bancorp NA	502	13,986
Total Financials		723,117
Health Care — 11.6%
Acadia Healthcare Co., Inc.*	304	21,976
Bio-Techne Corp.	531	42,416
Catalent, Inc.*	580	29,070
Chemed Corp.	50	27,563
DaVita, Inc.*	174	15,723
DENTSPLY SIRONA, Inc.	725	30,399
Encompass Health Corp.	332	21,298
Exact Sciences Corp.*	600	38,442
Halozyme Therapeutics, Inc.*	456	14,651
Inspire Medical Systems, Inc.*	97	25,960
Jazz Pharmaceuticals PLC*	208	29,218
Karuna Therapeutics, Inc.*	94	18,653
Medpace Holdings, Inc.*	79	15,811
Neurocrine Biosciences, Inc.*	324	32,737
Oak Street Health, Inc.*	435	16,952
Option Care Health, Inc.*	528	16,975
Organon & Co.	866	21,330
Penumbra, Inc.*	122	34,663
QIAGEN NV*	771	34,394

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG U.S. Mid Cap Equity ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Repligen Corp.*	188	$28,506
Sarepta Therapeutics, Inc.*	285	34,989
Shockwave Medical, Inc.*	121	35,109
United Therapeutics Corp.*	153	35,210
Total Health Care		622,045
Industrials — 21.6%
A O Smith Corp.	417	28,477
Acuity Brands, Inc.	106	16,682
Advanced Drainage Systems, Inc.	249	21,344
AECOM	457	37,954
AGCO Corp.	204	25,284
Alaska Air Group, Inc.*	418	18,166
Avis Budget Group, Inc.*	74	13,074
Axon Enterprise, Inc.*	229	48,253
Ceridian HCM Holding, Inc.*	493	31,296
CH Robinson Worldwide, Inc.	381	38,431
Clarivate PLC*	1,448	12,829
Clean Harbors, Inc.*	166	24,097
Donaldson Co., Inc.	398	25,293
EMCOR Group, Inc.	155	26,505
Fortune Brands Innovations, Inc.	422	27,299
FTI Consulting, Inc.*	111	20,035
Graco, Inc.	545	43,213
Hertz Global Holdings, Inc.*	506	8,440
Hubbell, Inc.	177	47,670
ITT, Inc.	272	22,968
Knight-Swift Transportation Holdings, Inc.	497	27,991
Landstar System, Inc.	118	20,771
Lennox International, Inc.	106	29,882
Lincoln Electric Holdings, Inc.	188	31,546
Masco Corp.	743	39,758
MasTec, Inc.*	202	17,940
MDU Resources Group, Inc.	686	20,045
MSA Safety, Inc.	126	16,348
Nordson Corp.	168	36,340
Owens Corning	307	32,791
Pentair PLC	541	31,421
Plug Power, Inc.*	1,954	17,645
Regal Rexnord Corp.	218	28,375
Robert Half International, Inc.	349	25,477
Saia, Inc.*	87	25,906
Snap-on, Inc.	178	46,175
Sunrun, Inc.*	704	14,812
Tetra Tech, Inc.	174	24,076
Toro Co. (The)	341	35,553
Trex Co., Inc.*	372	20,333
Valmont Industries, Inc.	69	20,049
WESCO International, Inc.	171	24,624
WillScot Mobile Mini Holdings Corp.*	694	31,508
Total Industrials		1,156,676
Information Technology — 12.2%
Amkor Technology, Inc.	318	7,114
Arrow Electronics, Inc.*	208	23,801
Black Knight, Inc.*	514	28,085
Cognex Corp.	568	27,088
Dropbox, Inc., Class A*	913	18,570
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Dynatrace, Inc.*	684	$28,919
Entegris, Inc.	504	37,760
F5, Inc.*	204	27,409
Fair Isaac Corp.*	83	60,420
Five9, Inc.*	236	15,302
Flex Ltd.*	1,529	31,452
Gen Digital, Inc.	1,942	34,315
Globant SA*	140	21,962
GoDaddy, Inc., Class A*	530	40,110
Guidewire Software, Inc.*	277	21,105
Juniper Networks, Inc.	1,092	32,924
Littelfuse, Inc.	83	20,106
MKS Instruments, Inc.	219	18,368
Nutanix, Inc., Class A*	778	18,656
PTC, Inc.*	369	46,416
Qorvo, Inc.*	343	31,583
Qualtrics International, Inc., Class A*	358	6,419
TD SYNNEX Corp.	143	12,733
Universal Display Corp.	149	19,886
Wolfspeed, Inc.*	420	19,551
Total Information Technology		650,054
Materials — 6.1%
Alcoa Corp.	597	22,173
Ashland, Inc.	169	17,172
Avery Dennison Corp.	266	46,412
Axalta Coating Systems Ltd.*	728	22,983
Cleveland-Cliffs, Inc.*	1,725	26,531
Commercial Metals Co.	394	18,396
Crown Holdings, Inc.	390	33,454
Graphic Packaging Holding Co.	1,005	24,783
Huntsman Corp.	580	15,538
Packaging Corp. of America	301	40,713
Sonoco Products Co.	321	19,459
United States Steel Corp.	707	16,176
Westrock Co.	831	24,872
Total Materials		328,662
Real Estate — 9.3%
Agree Realty Corp.	297	20,193
American Homes 4 Rent, Class A	976	32,462
Brixmor Property Group, Inc.	1,015	21,650
CubeSmart	760	34,572
Federal Realty Investment Trust	273	26,997
First Industrial Realty Trust, Inc.	448	23,507
Highwoods Properties, Inc.	353	8,091
Host Hotels & Resorts, Inc.	2,408	38,937
Iron Mountain, Inc.	982	54,246
Jones Lang LaSalle, Inc.*	159	22,107
Kilroy Realty Corp.	393	11,491
Kimco Realty Corp.	2,060	39,531
Life Storage, Inc.	287	38,567
Medical Properties Trust, Inc.	2,010	17,628
Omega Healthcare Investors, Inc.	795	21,274
Rayonier, Inc.	494	15,492
Regency Centers Corp.	578	35,507
Rexford Industrial Realty, Inc.	624	34,800
Total Real Estate		497,052

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG U.S. Mid Cap Equity ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Utilities — 1.5%
Brookfield Renewable Corp., Class A	434	$14,500
Clearway Energy, Inc., Class A	118	3,420
Clearway Energy, Inc., Class C	277	8,413
Essential Utilities, Inc.	806	34,416
NextEra Energy Partners LP	293	16,850
Total Utilities		77,599
Total Common Stocks (Cost $5,113,969)		5,341,892
Short-Term Investment — 0.4%
Money Market Fund — 0.4%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(a) (Cost $18,891)	18,891	18,891

	Shares	Value
Total Investments — 100.3% (Cost $5,132,860)		$5,360,783
Other Assets and Liabilities, Net — (0.3)%		(12,090)
Net Assets — 100.0%		$5,348,693

*
Non-income producing securities.

(a)
Reflects the 1-day yield at April 30, 2023.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(b)
Common Stocks	$5,341,892	$—	$—	$5,341,892
Short-Term Investment:
Money Market Fund	18,891	—	—	18,891
Total Investments in Securities	$5,360,783	$—	$—	$5,360,783

(b)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the period ended April 30, 2023,the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Candriam ESG U.S. Large Cap Equity ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.9%
Communication Services — 7.7%
Activision Blizzard, Inc.*	10,504	$816,266
Alphabet, Inc., Class A*	87,587	9,401,589
Alphabet, Inc., Class C*	77,327	8,368,328
Charter Communications, Inc., Class A*	1,433	528,347
Comcast Corp., Class A	62,876	2,601,180
Electronic Arts, Inc.	4,029	512,811
Live Nation Entertainment, Inc.*	2,267	153,657
Omnicom Group, Inc.	2,959	267,997
Pinterest, Inc., Class A*	8,487	195,201
ROBLOX Corp., Class A*	5,031	179,104
Roku, Inc.*	1,785	100,335
Snap, Inc., Class A*	14,657	127,662
Take-Two Interactive Software, Inc.*	2,426	301,528
Verizon Communications, Inc.	61,594	2,391,695
Walt Disney Co. (The)*	26,736	2,740,440
Warner Music Group Corp., Class A	1,730	52,713
ZoomInfo Technologies, Inc.*	4,296	94,125
Total Communication Services		28,832,978
Consumer Discretionary — 12.7%
Advance Auto Parts, Inc.	866	108,709
Amazon.com, Inc.*	130,865	13,799,714
Aptiv PLC*	3,949	406,194
AutoZone, Inc.*	281	748,390
Best Buy Co., Inc.	2,883	214,841
Booking Holdings, Inc.*	564	1,515,079
Burlington Stores, Inc.*	947	182,591
CarMax, Inc.*	2,308	161,629
Chipotle Mexican Grill, Inc.*	403	833,251
Coupang, Inc.*	13,236	221,835
Domino’s Pizza, Inc.	521	165,402
DoorDash, Inc., Class A*	3,853	235,765
eBay, Inc.	7,941	368,701
Etsy, Inc.*	1,827	184,582
Ford Motor Co.	57,830	687,020
Genuine Parts Co.	2,031	341,838
Hasbro, Inc.	1,903	112,696
Hilton Worldwide Holdings, Inc.	3,898	561,390
Home Depot, Inc. (The)	14,940	4,490,068
LKQ Corp.	3,806	219,720
Lowe’s Cos., Inc.	8,825	1,834,100
Lululemon Athletica, Inc.*	1,787	678,935
Marriott International, Inc., Class A	4,084	691,585
McDonald’s Corp.	10,739	3,176,059
MercadoLibre, Inc.*	709	905,740
NIKE, Inc., Class B	18,220	2,308,838
NVR, Inc.*	46	268,640
Ross Stores, Inc.	4,954	528,740
Royal Caribbean Cruises Ltd.*	3,212	210,161
Starbucks Corp.	16,488	1,884,413
Tesla, Inc.*	39,512	6,492,217
TJX Cos., Inc. (The)	15,797	1,245,120
Tractor Supply Co.	1,612	384,301
Ulta Beauty, Inc.*	740	408,058
Vail Resorts, Inc.	583	140,223
VF Corp.	5,112	120,183
Whirlpool Corp.	791	110,416
Yum China Holdings, Inc.	5,920	362,186
	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Yum! Brands, Inc.	4,124	$579,752
Total Consumer Discretionary		47,889,082
Consumer Staples — 8.5%
Archer-Daniels-Midland Co.	8,007	625,186
Campbell Soup Co.	2,907	157,850
Church & Dwight Co., Inc.	3,570	346,718
Clorox Co. (The)	1,800	298,116
Coca-Cola Co. (The)	56,884	3,649,109
Colgate-Palmolive Co.	12,227	975,715
Conagra Brands, Inc.	6,999	265,682
Costco Wholesale Corp.	6,493	3,267,407
Dollar General Corp.	3,267	723,510
Dollar Tree, Inc.*	3,038	466,971
Estee Lauder Cos., Inc. (The), Class A	3,114	768,286
General Mills, Inc.	8,624	764,345
Hershey Co. (The)	2,153	587,898
Hormel Foods Corp.	4,181	169,080
J M Smucker Co. (The)	1,486	229,453
Kellogg Co.	3,828	267,080
Keurig Dr Pepper, Inc.	12,890	421,503
Kimberly-Clark Corp.	4,948	716,916
Kraft Heinz Co. (The)	11,426	448,699
Kroger Co. (The)	9,681	470,787
McCormick & Co., Inc.	3,649	320,565
Mondelez International, Inc., Class A	19,969	1,532,022
PepsiCo, Inc.	20,172	3,850,633
Procter & Gamble Co. (The)	34,817	5,444,682
Sysco Corp.	7,363	565,037
Target Corp.	6,733	1,062,131
Walgreens Boots Alliance, Inc.	10,434	367,798
Walmart, Inc.	20,578	3,106,661
Total Consumer Staples		31,869,840
Energy — 3.5%
Baker Hughes Co.	14,614	427,313
Cheniere Energy, Inc.	3,620	553,860
Exxon Mobil Corp.	60,332	7,139,689
Halliburton Co.	12,291	402,530
Kinder Morgan, Inc.	28,814	494,160
Marathon Petroleum Corp.	6,846	835,212
ONEOK, Inc.	6,512	425,950
Phillips 66	6,910	684,090
Schlumberger NV.	20,758	1,024,407
Valero Energy Corp.	5,630	645,592
Williams Cos., Inc. (The)	17,813	539,022
Total Energy		13,171,825
Financials — 11.5%
Aflac, Inc.	8,282	578,498
Allstate Corp. (The)	3,815	441,624
Ally Financial, Inc.	3,905	103,014
American Express Co.	8,025	1,294,753
American International Group, Inc.	10,872	576,651
Ameriprise Financial, Inc.	1,559	475,682
Annaly Capital Management, Inc.	6,838	136,623
Arch Capital Group Ltd.*	5,240	393,367
Arthur J Gallagher & Co.	3,053	635,207

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG U.S. Large Cap Equity ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Financials (continued)
Bank of America Corp.	102,513	$3,001,581
Bank of New York Mellon Corp. (The)	10,846	461,931
Blackstone, Inc.	10,191	910,362
Block, Inc.*	7,835	476,290
Capital One Financial Corp.	5,523	537,388
Cboe Global Markets, Inc.	1,553	216,954
Chubb Ltd.	5,652	1,139,217
Cincinnati Financial Corp.	2,247	239,171
Citigroup, Inc.	28,350	1,334,434
Citizens Financial Group, Inc.	7,169	221,809
CME Group, Inc.	5,245	974,364
Discover Financial Services	3,950	408,706
Everest Re Group Ltd.	563	212,814
Fidelity National Information Services, Inc.	8,620	506,166
Fifth Third Bancorp	10,005	262,131
First Republic Bank(a)	2,620	9,196
Fiserv, Inc.*	8,591	1,049,133
FleetCor Technologies, Inc.*	1,048	224,188
Franklin Resources, Inc.	4,231	113,729
Global Payments, Inc.	3,925	442,387
Hartford Financial Services Group, Inc. (The)	4,646	329,820
Huntington Bancshares, Inc.	20,805	233,016
Intercontinental Exchange, Inc.	8,108	883,204
KeyCorp	13,626	153,429
Markel Corp.*	184	251,810
Marsh & McLennan Cos., Inc.	7,257	1,307,639
Mastercard, Inc., Class A	12,401	4,712,752
MetLife, Inc.	8,565	525,291
Moody’s Corp.	2,308	722,681
Morgan Stanley	18,976	1,707,271
MSCI, Inc.	1,141	550,475
Nasdaq, Inc.	4,991	276,352
Northern Trust Corp.	2,919	228,149
PayPal Holdings, Inc.*	16,678	1,267,528
PNC Financial Services Group, Inc. (The)	5,876	765,349
Principal Financial Group, Inc.	3,565	266,270
Progressive Corp. (The)	8,553	1,166,629
Prudential Financial, Inc.	5,383	468,321
Raymond James Financial, Inc.	2,841	257,196
Regions Financial Corp.	13,632	248,920
S&P Global, Inc.	4,767	1,728,419
Synchrony Financial	6,573	193,969
Travelers Cos., Inc. (The)	3,425	620,405
Truist Financial Corp.	19,334	629,902
US Bancorp	19,650	673,602
Visa, Inc., Class A(a)	23,808	5,540,836
Willis Towers Watson PLC	1,579	365,696
Total Financials		43,452,301
Health Care — 9.1%
Agilent Technologies, Inc.	4,323	585,464
Alnylam Pharmaceuticals, Inc.*	1,791	356,767
Amgen, Inc.	7,813	1,873,089
Avantor, Inc.*	9,460	184,281
Baxter International, Inc.	7,378	351,783
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Biogen, Inc.*	2,098	$638,275
Bristol-Myers Squibb Co.	31,166	2,080,954
Cardinal Health, Inc.	3,825	314,032
Catalent, Inc.*	2,497	125,150
Cigna Corp.	4,470	1,132,206
Cooper Cos., Inc. (The)	725	276,551
Danaher Corp.	9,715	2,301,581
DaVita, Inc.*	744	67,228
Dexcom, Inc.*	5,625	682,537
Edwards Lifesciences Corp.*	8,988	790,764
Elevance Health, Inc.	3,489	1,635,120
Eli Lilly & Co.	12,891	5,103,031
Gilead Sciences, Inc.	18,391	1,511,924
Hologic, Inc.*	3,559	306,110
Horizon Therapeutics PLC*	3,295	366,272
Humana, Inc.	1,831	971,327
IDEXX Laboratories, Inc.*	1,199	590,100
Illumina, Inc.*	2,301	472,994
Incyte Corp.*	2,696	200,609
Intuitive Surgical, Inc.*	5,158	1,553,693
IQVIA Holdings, Inc.*	2,654	499,562
Jazz Pharmaceuticals PLC*	899	126,283
Laboratory Corp. of America Holdings	1,299	294,496
Merck & Co., Inc.	37,032	4,276,085
Mettler-Toledo International, Inc.*	317	472,805
Quest Diagnostics, Inc.	1,656	229,869
ResMed, Inc.	2,129	513,004
STERIS PLC	1,459	275,094
Vertex Pharmaceuticals, Inc.*	3,756	1,279,782
Waters Corp.*	869	261,013
West Pharmaceutical Services, Inc.	1,082	390,862
Zoetis, Inc.	6,837	1,201,808
Total Health Care		34,292,505
Industrials — 5.9%
3M Co.	8,106	861,019
A O Smith Corp.	1,844	125,927
Automatic Data Processing, Inc.	6,073	1,336,060
Broadridge Financial Solutions, Inc.	1,713	249,087
Carrier Global Corp.	12,246	512,128
CH Robinson Worldwide, Inc.	1,691	170,571
Cintas Corp.	1,260	574,270
CSX Corp.	30,753	942,272
Deere & Co.	4,021	1,520,019
Dover Corp.	2,046	299,043
Eaton Corp. PLC	5,805	970,132
Equifax, Inc.	1,793	373,625
Expeditors International of Washington, Inc.	2,322	264,337
FedEx Corp.	3,410	776,730
Fortive Corp.	5,109	322,327
Illinois Tool Works, Inc.	3,951	955,905
Ingersoll Rand, Inc.	5,931	338,186
JB Hunt Transport Services, Inc.	1,200	210,348
Johnson Controls International PLC	10,032	600,315
Masco Corp.	3,289	175,994
Norfolk Southern Corp.	3,394	689,084
Otis Worldwide Corp.	6,108	521,012

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG U.S. Large Cap Equity ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Parker-Hannifin Corp.	1,873	$608,500
Paychex, Inc.	4,727	519,308
Paycom Software, Inc.*	742	215,455
Rockwell Automation, Inc.	1,679	475,845
Snap-on, Inc.	762	197,670
Stanley Black & Decker, Inc.	2,224	192,020
Trane Technologies PLC	3,360	624,322
TransUnion	2,819	193,975
Union Pacific Corp.	8,994	1,760,126
United Parcel Service, Inc., Class B	10,698	1,923,607
United Rentals, Inc.	1,009	364,360
Verisk Analytics, Inc.	2,270	440,630
Waste Management, Inc.	6,005	997,130
Westinghouse Air Brake Technologies Corp.	2,555	249,547
WW Grainger, Inc.	661	459,772
Xylem, Inc.	2,629	272,995
Total Industrials		22,283,653
Information Technology — 34.8%
Accenture PLC, Class A	9,647	2,703,958
Adobe, Inc.*	6,806	2,569,673
Advanced Micro Devices, Inc.*	23,523	2,102,250
Akamai Technologies, Inc.*	2,264	185,580
Analog Devices, Inc.	7,448	1,339,746
ANSYS, Inc.*	1,271	398,992
Apple, Inc.	233,759	39,664,227
Applied Materials, Inc.	12,323	1,392,869
Arista Networks, Inc.*	3,458	553,833
Autodesk, Inc.*	3,159	615,342
Bill Holdings, Inc.*	1,472	113,064
Broadcom, Inc.	5,996	3,756,494
Cadence Design Systems, Inc.*	3,980	833,611
CDW Corp.	1,986	336,806
Cisco Systems, Inc.	55,067	2,601,916
Cognizant Technology Solutions Corp., Class A	7,527	449,437
Crowdstrike Holdings, Inc., Class A*	3,138	376,717
Datadog, Inc., Class A*	3,910	263,456
Dell Technologies, Inc., Class C	3,419	148,692
DocuSign, Inc.*	2,898	143,277
Enphase Energy, Inc.*	1,954	320,847
EPAM Systems, Inc.*	816	230,471
F5, Inc.*	882	118,506
Fortinet, Inc.*	9,683	610,513
Gartner, Inc.*	1,130	341,780
Gen Digital, Inc.	8,358	147,686
Hewlett Packard Enterprise Co.	18,726	268,156
HP, Inc.	14,382	427,289
HubSpot, Inc.*	680	286,246
Intel Corp.	60,511	1,879,472
International Business Machines Corp.	13,248	1,674,680
Intuit, Inc.	4,007	1,778,908
Keysight Technologies, Inc.*	2,607	377,077
KLA Corp.	2,069	799,751
Lam Research Corp.	1,999	1,047,636
Marvell Technology, Inc.	12,460	491,921
Micron Technology, Inc.	15,956	1,026,928
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Microsoft Corp.	107,987	$33,180,086
MongoDB, Inc.*	975	233,961
Motorola Solutions, Inc.	2,439	710,725
NetApp, Inc.	3,152	198,229
NVIDIA Corp.	34,678	9,622,798
Okta, Inc.*	2,187	149,875
ON Semiconductor Corp.*	6,309	453,996
Palo Alto Networks, Inc.*	4,347	793,154
Qorvo, Inc.*	1,477	136,002
QUALCOMM, Inc.	16,416	1,917,389
Roper Technologies, Inc.	1,552	705,819
Salesforce, Inc.*	14,214	2,819,631
Seagate Technology Holdings PLC	2,817	165,555
ServiceNow, Inc.*	2,963	1,361,261
Skyworks Solutions, Inc.	2,341	247,912
Splunk, Inc.*	2,388	205,941
Synopsys, Inc.*	2,217	823,216
TE Connectivity Ltd.	4,644	568,286
Teradyne, Inc.	2,274	207,798
Texas Instruments, Inc.	13,297	2,223,258
Trimble, Inc.*	3,600	169,560
Twilio, Inc., Class A*	2,533	133,261
VeriSign, Inc.*	1,352	299,874
VMware, Inc., Class A*	3,325	415,725
Western Digital Corp.*	4,623	159,216
Workday, Inc., Class A*	2,927	544,832
Zebra Technologies Corp., Class A*	748	215,446
Zscaler, Inc.*(a)	1,259	113,436
Total Information Technology		131,154,049
Materials — 1.7%
Air Products and Chemicals, Inc.	3,248	956,081
Albemarle Corp.	1,717	318,435
Ball Corp.	4,565	242,767
DuPont de Nemours, Inc.	6,672	465,172
Ecolab, Inc.	3,695	620,169
International Flavors & Fragrances, Inc.	3,733	361,952
LyondellBasell Industries NV, Class A	3,776	357,247
Martin Marietta Materials, Inc.	908	329,785
Mosaic Co. (The)	4,975	213,179
Newmont Corp.	11,628	551,167
Packaging Corp. of America	1,338	180,978
PPG Industries, Inc.	3,445	483,196
Sherwin-Williams Co. (The)	3,479	826,402
Vulcan Materials Co.	1,900	332,728
Westrock Co.	3,680	110,142
Total Materials		6,349,400
Real Estate — 3.1%
Alexandria Real Estate Equities, Inc.	2,389	296,666
American Tower Corp.	6,815	1,392,918
AvalonBay Communities, Inc.	2,003	361,281
Boston Properties, Inc.	2,093	111,682
CBRE Group, Inc., Class A*	4,448	340,984
Crown Castle, Inc.	6,323	778,298
Digital Realty Trust, Inc.	4,213	417,719
Equinix, Inc.	1,358	983,301
Equity Residential	5,368	339,526

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG U.S. Large Cap Equity ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Real Estate (continued)
Essex Property Trust, Inc.	948	$208,304
Extra Space Storage, Inc.	1,936	294,349
Healthpeak Properties, Inc.	7,862	172,728
Host Hotels & Resorts, Inc.	10,370	167,683
Invitation Homes, Inc.	8,950	298,662
Iron Mountain, Inc.	4,228	233,555
Mid-America Apartment Communities, Inc.	1,683	258,845
Prologis, Inc.	13,505	1,691,501
Public Storage	2,228	656,881
Realty Income Corp.	9,167	576,054
Simon Property Group, Inc.	4,754	538,723
UDR, Inc.	4,742	195,987
Ventas, Inc.	5,830	280,132
Welltower, Inc.	6,925	548,599
Weyerhaeuser Co.	10,765	321,981
WP Carey, Inc.	3,010	223,342
Total Real Estate		11,689,701
Utilities — 1.4%
American Water Works Co., Inc.	2,657	393,900
Avangrid, Inc.	1,037	41,750
Consolidated Edison, Inc.	5,194	511,453
Dominion Energy, Inc.	12,201	697,165
Edison International	5,593	411,645
Eversource Energy	5,058	392,552
NextEra Energy, Inc.	29,083	2,228,630
Public Service Enterprise Group, Inc.	7,301	461,423
Total Utilities		5,138,518
Total Common Stocks (Cost $354,104,192)		376,123,852

	Shares	Value
Short-Term Investments — 0.0%(b)
Money Market Funds — 0.0%(b)
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(c)(d)	16,686	$16,686
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(c)	98,228	98,228
Total Short-Term Investments (Cost $114,914)		114,914
Total Investments — 99.9% (Cost $354,219,106)		376,238,766
Other Assets and Liabilities, Net — 0.1%		205,618
Net Assets — 100.0%		$376,444,384

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $5,549,927; total market value of collateral held by the Fund was $5,584,424. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $5,567,738.

(b)
Less than 0.05%.

(c)
Reflects the 1-day yield at April 30, 2023.

(d)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Common Stocks	$376,123,852	$—	$—	$376,123,852
Short-Term Investments:
Money Market Funds	114,914	—	—	114,914
Total Investments in Securities	$376,238,766	$—	$—	$376,238,766

(e)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2023,the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Large Cap ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.9%
Communication Services — 3.0%
Alphabet, Inc., Class A*	26,678	$2,863,617
Electronic Arts, Inc.	22,693	2,888,365
T-Mobile US, Inc.*	18,920	2,722,588
Total Communication Services		8,474,570
Consumer Discretionary — 9.4%
AutoZone, Inc.*	1,123	2,990,897
Home Depot, Inc. (The)	9,285	2,790,514
Lowe’s Cos., Inc.	13,704	2,848,102
McDonald’s Corp.	9,750	2,883,562
O’Reilly Automotive, Inc.*	3,245	2,976,671
Ross Stores, Inc.	25,989	2,773,806
Starbucks Corp.	26,318	3,007,884
TJX Cos., Inc. (The)	34,867	2,748,217
Yum! Brands, Inc.	20,953	2,945,573
Total Consumer Discretionary		25,965,226
Consumer Staples — 10.0%
Altria Group, Inc.	61,418	2,917,969
Archer-Daniels-Midland Co.	34,157	2,666,979
Costco Wholesale Corp.	5,528	2,781,800
Dollar General Corp.	12,948	2,867,464
Dollar Tree, Inc.*	19,134	2,941,087
Estee Lauder Cos., Inc. (The), Class A	11,057	2,727,983
Keurig Dr Pepper, Inc.	77,678	2,540,071
Kraft Heinz Co. (The)	70,868	2,782,986
PepsiCo, Inc.	14,972	2,858,005
Walmart, Inc.	18,573	2,803,966
Total Consumer Staples		27,888,310
Energy — 5.0%
Cheniere Energy, Inc.	17,258	2,640,474
Chevron Corp.	16,680	2,811,914
Exxon Mobil Corp.	25,047	2,964,062
Kinder Morgan, Inc.	155,632	2,669,089
Williams Cos., Inc. (The)	91,566	2,770,787
Total Energy		13,856,326
Financials — 16.3%
Aflac, Inc.	42,476	2,966,949
Allstate Corp. (The)	24,559	2,842,950
American International Group, Inc.	54,955	2,914,813
Aon PLC, Class A	8,711	2,832,643
Bank of New York Mellon Corp. (The)	60,028	2,556,593
Charles Schwab Corp. (The)	52,320	2,733,197
Chubb Ltd.	14,145	2,851,066
Fiserv, Inc.*	24,245	2,960,799
Global Payments, Inc.	26,041	2,935,081
Goldman Sachs Group, Inc. (The)	8,433	2,896,230
MetLife, Inc.	47,883	2,936,664
Morgan Stanley	31,283	2,814,532
Nasdaq, Inc.	50,240	2,781,789
PNC Financial Services Group, Inc. (The)	21,562	2,808,450
Travelers Cos., Inc. (The)	15,915	2,882,843
	Shares	Value
Common Stocks (continued)
Financials (continued)
US Bancorp	76,019	$2,605,931
Total Financials		45,320,530
Health Care — 18.2%
Abbott Laboratories	27,427	3,029,861
AbbVie, Inc.	17,119	2,587,023
Biogen, Inc.*	9,872	3,003,359
Centene Corp.*	43,354	2,988,391
Cigna Corp.	10,725	2,716,535
CVS Health Corp.	36,880	2,703,673
Danaher Corp.	10,931	2,589,663
Elevance Health, Inc.	5,918	2,773,471
Gilead Sciences, Inc.	33,275	2,735,538
Humana, Inc.	5,658	3,001,512
McKesson Corp.	7,698	2,803,920
Pfizer, Inc.	67,202	2,613,486
Regeneron Pharmaceuticals, Inc.*	3,343	2,680,384
ResMed, Inc.	12,526	3,018,265
Seagen, Inc.*	13,535	2,707,000
Thermo Fisher Scientific, Inc.	4,755	2,638,549
UnitedHealth Group, Inc.	5,792	2,850,185
Vertex Pharmaceuticals, Inc.*	8,718	2,970,484
Total Health Care		50,411,299
Industrials — 12.8%
AMETEK, Inc.	18,875	2,603,429
Copart, Inc.*	36,366	2,874,732
CSX Corp.	91,533	2,804,571
Deere & Co.	6,638	2,509,297
Eaton Corp. PLC	15,959	2,667,068
General Dynamics Corp.	12,036	2,627,940
L3Harris Technologies, Inc.	13,996	2,731,319
Lockheed Martin Corp.	5,797	2,692,417
Northrop Grumman Corp.	5,935	2,737,638
PACCAR, Inc.	37,522	2,802,518
Republic Services, Inc.	20,219	2,924,072
Trane Technologies PLC	14,895	2,767,640
WW Grainger, Inc.	3,988	2,773,933
Total Industrials		35,516,574
Information Technology — 18.2%
Accenture PLC, Class A	9,662	2,708,162
Amphenol Corp., Class A	33,726	2,545,301
Analog Devices, Inc.	13,895	2,499,433
Broadcom, Inc.	4,325	2,709,612
Cadence Design Systems, Inc.*	13,131	2,750,288
Cisco Systems, Inc.	52,860	2,497,635
Cognizant Technology Solutions Corp., Class A	45,085	2,692,025
Corning, Inc.	78,722	2,615,145
HP, Inc.	93,373	2,774,112
Intel Corp.	83,884	2,605,437
International Business Machines Corp.	20,853	2,636,028
Microsoft Corp.	9,642	2,962,601

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Large Cap ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Motorola Solutions, Inc.	9,579	$2,791,321
Oracle Corp.	29,848	2,827,202
Roper Technologies, Inc.	6,203	2,821,000
Snowflake, Inc., Class A*	17,761	2,630,049
TE Connectivity Ltd.	21,032	2,573,686
Texas Instruments, Inc.	14,941	2,498,135
Zoom Video Communications, Inc., Class A*	37,113	2,279,852
Total Information Technology		50,417,024
Materials — 2.0%
Corteva, Inc.	45,126	2,758,101
Dow, Inc.	50,465	2,745,296
Total Materials		5,503,397
Real Estate — 3.0%
AvalonBay Communities, Inc.	16,307	2,941,293
Public Storage	9,071	2,674,403
Realty Income Corp.	43,201	2,714,751
Total Real Estate		8,330,447

	Shares	Value
Common Stocks (continued)
Utilities — 2.0%
American Water Works Co., Inc.	18,765	$2,781,911
Sempra Energy	18,222	2,833,339
Total Utilities		5,615,250
Total Common Stocks (Cost $265,950,210)		277,298,953
Short-Term Investment — 0.0%(a)
Money Market Fund — 0.0%(a)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(b) (Cost $129,106)	129,106	129,106
Total Investments — 99.9% (Cost $266,079,316)		277,428,059
Other Assets and Liabilities, Net — 0.1%		198,214
Net Assets — 100.0%		$277,626,273

*
Non-income producing securities.

(a)
Less than 0.05%.

(b)
Reflects the 1-day yield at April 30, 2023.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(c)
Common Stocks	$277,298,953	$—	$—	$277,298,953
Short-Term Investment:
Money Market Fund	129,106	—	—	129,106
Total Investments in Securities	$277,428,059	$—	$—	$277,428,059

(c)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.9%
Communication Services — 2.2%
AMC Networks, Inc., Class A*	28,579	$505,562
EchoStar Corp., Class A*	27,845	475,314
IDT Corp., Class B*	14,729	489,150
Liberty Latin America Ltd., Class C*	60,895	540,748
Madison Square Garden Entertainment Corp.*(a)	8,509	274,585
QuinStreet, Inc.*	31,852	353,876
Scholastic Corp.	14,754	567,586
Sinclair Broadcast Group, Inc., Class A	29,284	582,459
Sphere Entertainment Co.*	8,509	239,443
Stagwell, Inc.*	67,716	421,194
Thryv Holdings, Inc.*	22,219	499,039
United States Cellular Corp.*	24,239	514,836
Total Communication Services		5,463,792
Consumer Discretionary — 9.7%
Academy Sports & Outdoors, Inc.	7,704	489,358
Accel Entertainment, Inc.*	56,093	496,423
Adtalem Global Education, Inc.*	13,010	527,816
Arko Corp.	59,016	493,374
Asbury Automotive Group, Inc.*	2,392	462,756
Bowlero Corp.*	29,650	433,779
Buckle, Inc. (The)	14,203	476,227
Carriage Services, Inc.	16,739	480,577
Cavco Industries, Inc.*	1,582	474,948
Cheesecake Factory, Inc. (The)(a)	14,203	478,499
Chegg, Inc.*	30,768	553,209
Clarus Corp.	53,167	517,315
Denny’s Corp.*	45,063	505,156
Dillard’s, Inc., Class A	1,653	493,239
Dorman Products, Inc.*	5,907	508,947
Duolingo, Inc.*	3,522	479,555
Ethan Allen Interiors, Inc.	18,590	519,219
GoPro, Inc., Class A*	101,952	436,355
Graham Holdings Co., Class B	846	486,932
Grand Canyon Education, Inc.*	4,465	529,995
Group 1 Automotive, Inc.	2,219	498,121
Hyatt Hotels Corp., Class A*	4,492	513,436
Johnson Outdoors, Inc., Class A	8,092	469,336
KB Home	12,364	541,790
Kontoor Brands, Inc.	10,552	476,634
La-Z-Boy, Inc.	17,587	505,274
LCI Industries	4,574	516,679
Levi Strauss & Co., Class A(a)	27,889	403,275
Malibu Boats, Inc., Class A*	8,900	505,075
MarineMax, Inc.*	17,593	512,308
MDC Holdings, Inc.	12,971	531,422
Meritage Homes Corp.	4,304	551,127
Monarch Casino & Resort, Inc.	6,858	475,671
Movado Group, Inc.	17,327	443,918
OneSpaWorld Holdings Ltd.*	41,904	502,848
Papa John’s International, Inc.	6,629	495,783
Perdoceo Education Corp.*	37,413	485,621
Playa Hotels & Resorts NV*	52,762	491,214
Ralph Lauren Corp.	4,267	489,809
RCI Hospitality Holdings, Inc.	6,443	482,581
Standard Motor Products, Inc.	13,677	492,509
Steven Madden Ltd.	13,855	485,479
	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Strategic Education, Inc.	5,591	$492,008
Stride, Inc.*	12,833	551,306
Travel + Leisure Co.	12,819	490,583
Tri Pointe Homes, Inc.*	19,906	570,904
Vacasa, Inc., Class A*	522,196	415,981
Vista Outdoor, Inc.*(a)	18,130	436,933
Total Consumer Discretionary		23,671,304
Consumer Staples — 4.3%
Andersons, Inc. (The)	11,962	534,701
Calavo Growers, Inc.	17,463	558,118
Cal-Maine Foods, Inc.	8,252	391,970
Central Garden & Pet Co., Class A*	12,968	458,159
Coca-Cola Consolidated, Inc.	929	547,608
Duckhorn Portfolio, Inc. (The)*	31,709	478,806
Fresh Del Monte Produce, Inc.	16,558	475,380
Herbalife Ltd.*	30,976	460,303
Hostess Brands, Inc.*	20,204	520,455
Ingles Markets, Inc., Class A	5,666	521,499
Inter Parfums, Inc.	3,489	529,595
John B Sanfilippo & Son, Inc.	5,110	531,185
Medifast, Inc.	4,850	444,503
MGP Ingredients, Inc.	5,262	519,254
PriceSmart, Inc.	7,027	517,749
SpartanNash Co.	20,119	493,318
TreeHouse Foods, Inc.*	9,990	531,968
United Natural Foods, Inc.*	19,351	527,702
Universal Corp.	9,556	524,529
USANA Health Sciences, Inc.*	7,962	528,438
Vector Group Ltd.	41,911	533,946
Total Consumer Staples		10,629,186
Energy — 2.9%
Arch Resources, Inc.	3,821	467,117
Archrock, Inc.	51,287	527,743
Bristow Group, Inc.*	22,446	502,117
California Resources Corp.	12,909	522,815
CNX Resources Corp.*(a)	31,389	487,471
Crescent Energy Co., Class A	45,266	525,991
Denbury, Inc.*	5,840	545,339
Dril-Quip, Inc.*	17,664	481,874
Expro Group Holdings NV*	26,938	535,797
Gulfport Energy Corp.*	6,269	567,094
International Seaways, Inc.	11,959	476,207
REX American Resources Corp.*	17,387	491,878
Valaris Ltd.*	7,725	463,500
World Fuel Services Corp.	19,950	471,618
Total Energy		7,066,561
Financials — 20.6%
Amalgamated Financial Corp.	28,402	462,385
A-Mark Precious Metals, Inc.	14,497	518,993
American Equity Investment Life Holding Co.	13,674	526,996
Ameris Bancorp	13,500	452,250
AssetMark Financial Holdings, Inc.*	15,932	488,794
Associated Banc-Corp.	27,943	498,224
Atlantic Union Bankshares Corp.(a)	14,187	406,032

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Financials (continued)
Axis Capital Holdings Ltd.	9,145	$517,058
Axos Financial, Inc.*	13,611	553,559
Bancorp, Inc. (The)*	17,611	561,967
Bank of Marin Bancorp	22,956	404,714
Bridge Investment Group Holdings, Inc., Class A	44,351	443,066
Bridgewater Bancshares, Inc.*	46,349	461,173
Brighthouse Financial, Inc.*	11,545	510,289
Business First Bancshares, Inc.	28,963	446,609
Byline Bancorp, Inc.	23,021	445,456
Capital City Bank Group, Inc.	16,840	512,946
Capstar Financial Holdings, Inc.	33,522	448,524
Cass Information Systems, Inc.	11,456	419,060
Central Pacific Financial Corp.	28,070	445,752
CNO Financial Group, Inc.	22,745	510,398
Coastal Financial Corp./Wa*	13,953	505,796
Columbia Banking System, Inc.	23,688	505,976
Community Trust Bancorp, Inc.	12,975	467,230
ConnectOne Bancorp, Inc.	27,763	438,100
CrossFirst Bankshares, Inc.*	47,427	475,693
Diamond Hill Investment Group, Inc.	3,100	502,572
Employers Holdings, Inc.	11,913	471,636
Enova International, Inc.*	11,353	498,624
Enstar Group Ltd.*	2,174	523,064
Enterprise Financial Services Corp.	11,174	477,800
Equity Bancshares, Inc., Class A	20,229	476,393
Evercore, Inc., Class A	4,444	506,927
EVERTEC, Inc.	14,977	519,552
Farmers National Banc Corp.	39,545	462,281
Federated Hermes, Inc.	12,387	512,698
First Bancshares, Inc. (The)	19,432	487,743
First Busey Corp.	24,412	443,810
First Commonwealth Financial Corp.	39,771	496,342
First Financial Corp.	13,411	463,350
First Foundation, Inc.	67,441	424,204
FirstCash Holdings, Inc.	5,258	541,732
Flushing Financial Corp.	33,343	401,116
FNB Corp.	42,633	489,427
Genworth Financial, Inc., Class A*	99,303	576,950
Green Dot Corp., Class A*	29,243	502,687
Hancock Whitney Corp.	13,822	504,779
Hanmi Financial Corp.	27,061	437,306
HarborOne Bancorp, Inc.	40,946	440,170
Heartland Financial USA, Inc.	13,102	426,601
Heritage Commerce Corp.	60,316	512,686
Hilltop Holdings, Inc.	16,797	521,043
Horace Mann Educators Corp.	14,951	467,667
Horizon Bancorp, Inc./In	45,227	476,240
International Bancshares Corp.	11,604	495,143
James River Group Holdings Ltd.	24,019	467,650
Kearny Financial Corp.	61,877	482,022
Kemper Corp.	9,143	444,807
Lazard Ltd., Class A	15,250	477,325
Live Oak Bancshares, Inc.	20,417	481,025
MBIA, Inc.*	54,259	545,846
Mercantile Bank Corp.	16,293	457,182
Merchants Bancorp	19,298	447,714
Mercury General Corp.	15,784	479,991
	Shares	Value
Common Stocks (continued)
Financials (continued)
Metropolitan Bank Holding Corp.*	14,822	$475,638
MGIC Investment Corp.	37,604	559,171
Mid Penn Bancorp, Inc.	19,288	436,295
Midland States Bancorp, Inc.	23,458	469,160
MidWestOne Financial Group, Inc.	20,618	426,793
Mr Cooper Group, Inc.*	12,261	567,684
National Western Life Group, Inc., Class A	2,072	528,319
Nicolet Bankshares, Inc.*	7,801	447,075
NMI Holdings, Inc., Class A*	22,735	531,999
OceanFirst Financial Corp.	27,185	434,960
OFG Bancorp	19,702	503,780
Old Second Bancorp, Inc.	34,991	430,039
Oscar Health, Inc., Class A*	77,735	523,157
PacWest Bancorp	50,456	512,128
Pathward Financial, Inc.	12,142	540,683
Peapack-Gladstone Financial Corp.	16,964	450,564
PennyMac Financial Services, Inc.	8,549	534,227
Peoples Bancorp, Inc.	19,379	505,017
Piper Sandler Cos.	3,686	499,232
PJT Partners, Inc., Class A	6,865	472,106
Premier Financial Corp.	23,814	395,551
QCR Holdings, Inc.	11,157	461,900
Radian Group, Inc.	22,872	555,103
Renasant Corp.	16,434	462,124
Repay Holdings Corp.*	76,475	479,498
S&T Bancorp, Inc.	15,978	439,874
Safety Insurance Group, Inc.	6,705	490,068
SiriusPoint Ltd.*	61,806	537,094
Southern Missouri Bancorp, Inc.	13,433	487,349
Stewart Information Services Corp.	12,707	529,247
StoneX Group, Inc.*	4,924	482,897
Towne Bank	18,855	446,675
UMB Financial Corp.	8,706	553,789
United Community Banks, Inc.	17,569	437,468
United Fire Group, Inc.	18,874	507,711
Univest Financial Corp.	20,839	419,281
Victory Capital Holdings, Inc., Class A	17,304	528,464
Virtu Financial, Inc., Class A	26,688	535,094
Virtus Investment Partners, Inc.	2,642	481,399
Washington Federal, Inc.	16,424	460,529
Total Financials		50,310,287
Health Care — 14.3%
ACADIA Pharmaceuticals, Inc.*	26,210	559,059
Addus HomeCare Corp.*	4,776	390,390
Alkermes PLC*	17,816	508,647
Alphatec Holdings, Inc.*	32,221	465,271
Amphastar Pharmaceuticals, Inc.*	13,254	474,096
AngioDynamics, Inc.*	48,590	404,269
Arcus Biosciences, Inc.*	27,565	492,035
Artivion, Inc.*	38,356	531,998
Atea Pharmaceuticals, Inc.*	153,080	500,572
Avanos Medical, Inc.*	16,900	499,226
Bridgebio Pharma, Inc.*	30,304	440,014
CareDx, Inc.*	54,675	442,321
Century Therapeutics, Inc.*(a)	144,799	453,221
Coherus Biosciences, Inc.*	73,456	531,087

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Collegium Pharmaceutical, Inc.*	20,732	$482,434
Computer Programs and Systems, Inc.*	16,624	430,229
Cross Country Healthcare, Inc.*	22,512	494,814
Cullinan Oncology, Inc.*	49,119	477,928
Deciphera Pharmaceuticals, Inc.*	32,201	457,576
Dyne Therapeutics, Inc.*	43,615	451,851
Emergent BioSolutions, Inc.*	48,501	428,264
EQRx, Inc.*	263,238	442,240
Evolent Health, Inc., Class A*	15,487	563,882
GoodRx Holdings, Inc., Class A*	80,394	375,440
Haemonetics Corp.*	6,070	508,120
Harmony Biosciences Holdings, Inc.*	15,389	496,141
HealthStream, Inc.	18,541	456,850
Heska Corp.*	5,143	602,554
ICU Medical, Inc.*	3,030	573,094
ImmunityBio, Inc.*(a)	276,400	773,920
Immunovant, Inc.*(a)	31,671	511,170
Innoviva, Inc.*	44,617	523,357
Inogen, Inc.*	40,262	535,887
Integer Holdings Corp.*	6,475	533,216
Iovance Biotherapeutics, Inc.*	82,239	463,828
iRadimed Corp.	12,619	525,329
Krystal Biotech, Inc.*	6,217	522,228
Ligand Pharmaceuticals, Inc.*	6,904	527,120
Lyell Immunopharma, Inc.*	212,617	431,613
Maravai LifeSciences Holdings, Inc., Class A*	36,475	502,990
Merit Medical Systems, Inc.*	6,867	558,218
ModivCare, Inc.*	6,064	385,670
Multiplan Corp.*	474,015	463,729
National HealthCare Corp.	8,657	501,327
Nkarta, Inc.*	141,745	701,638
Nuvation Bio, Inc.*	299,710	482,533
Orthofix Medical, Inc.*	29,996	564,825
OrthoPediatrics Corp.*	11,349	572,444
Pacira BioSciences, Inc.*	12,203	552,918
Patterson Cos., Inc.	18,908	512,596
PMV Pharmaceuticals, Inc.*	105,334	485,590
Prestige Consumer Healthcare, Inc.*	8,091	497,839
PTC Therapeutics, Inc.*	10,323	569,210
Pulmonx Corp.*	45,518	534,836
REGENXBIO, Inc.*	26,259	508,374
Sana Biotechnology, Inc.*(a)	152,143	804,836
Scilex Holding Co.*	34,109	246,951
Sharecare, Inc.*	353,840	544,914
SI-BONE, Inc.*	25,636	566,556
SIGA Technologies, Inc.(a)	86,974	507,058
Supernus Pharmaceuticals, Inc.*	13,775	507,747
Travere Therapeutics, Inc.*	22,342	481,917
UFP Technologies, Inc.*	3,841	529,443
Vanda Pharmaceuticals, Inc.*	72,313	444,002
Varex Imaging Corp.*(a)	28,017	497,022
Veradigm, Inc.*	38,360	479,116
Vir Biotechnology, Inc.*	21,897	550,710
Xencor, Inc.*	17,750	469,310
Y-mAbs Therapeutics, Inc.*	100,287	600,719
Total Health Care		34,906,329

	Shares	Value
Common Stocks (continued)
Industrials — 20.4%
AAR Corp.*	9,085	$479,506
ABM Industries, Inc.	11,196	476,726
ACCO Brands Corp.	95,129	435,691
Air Lease Corp.	12,759	513,167
Alamo Group, Inc.	2,726	481,766
Allison Transmission Holdings, Inc.	11,155	544,252
Ameresco, Inc., Class A*	10,205	424,528
API Group Corp.*	22,580	513,921
Applied Industrial Technologies, Inc.	3,575	484,984
Arcosa, Inc.	8,121	548,492
Argan, Inc.	12,461	501,306
Astec Industries, Inc.	12,349	509,767
AZZ, Inc.	12,332	465,286
Barrett Business Services, Inc.	5,634	471,059
Beacon Roofing Supply, Inc.*	8,564	515,381
Boise Cascade Co.	7,970	544,431
Brady Corp., Class A	9,470	483,254
BrightView Holdings, Inc.*	89,407	494,421
Brink’s Co. (The)	7,636	479,923
CBIZ, Inc.*	10,098	532,064
Columbus McKinnon Corp.	13,575	471,188
Comfort Systems USA, Inc.	3,458	516,936
Conduent, Inc.*	146,491	514,183
CoreCivic, Inc.*	54,797	481,666
CSW Industrials, Inc.	3,655	492,219
Custom Truck One Source, Inc.*	74,037	464,952
Douglas Dynamics, Inc.	15,845	464,417
Ducommun, Inc.*	9,221	461,050
Eagle Bulk Shipping, Inc.(a)	10,830	484,318
Encore Wire Corp.	2,761	431,627
Energy Vault Holdings, Inc.*	236,913	400,383
EnerSys	5,856	485,872
Ennis, Inc.	23,645	459,422
ESCO Technologies, Inc.	5,262	492,365
First Advantage Corp.*	35,140	451,900
Flowserve Corp.	14,777	493,404
Forrester Research, Inc.*	15,366	475,424
Forward Air Corp.	4,743	500,434
Franklin Electric Co., Inc.	5,382	481,527
Genco Shipping & Trading Ltd.	32,055	493,968
GEO Group, Inc. (The)*	63,381	477,259
Gibraltar Industries, Inc.*	10,344	517,614
Global Industrial Co.	19,081	508,509
Gorman-Rupp Co. (The)	20,441	501,827
Granite Construction, Inc.	12,312	469,457
Great Lakes Dredge & Dock Corp.*	93,521	535,875
Healthcare Services Group, Inc.	36,687	572,684
Heartland Express, Inc.	31,891	461,782
Heidrick & Struggles International, Inc.	16,851	423,129
Helios Technologies, Inc.	7,683	462,056
Heritage-Crystal Clean, Inc.*	14,334	501,117
HireRight Holdings Corp.*	47,607	504,634
HNI Corp.	18,116	470,654
Hub Group, Inc., Class A*	6,039	455,341
Hyster-Yale Materials Handling, Inc.	10,197	536,974
IES Holdings, Inc.*	11,532	498,067
Insperity, Inc.	4,220	516,781

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Insteel Industries, Inc.	17,885	$492,374
Kadant, Inc.	2,432	451,939
Kaman Corp.	21,934	484,083
Kforce, Inc.	7,954	470,400
Korn Ferry	9,760	468,675
Kratos Defense & Security Solutions, Inc.*	37,435	482,911
Lindsay Corp.	3,371	407,014
ManpowerGroup, Inc.	6,129	464,027
Marten Transport Ltd.	24,314	490,900
Matson, Inc.	8,284	563,560
McGrath RentCorp	5,409	480,752
MillerKnoll, Inc.	24,900	423,549
Moog, Inc., Class A	4,990	449,649
MSC Industrial Direct Co., Inc., Class A	6,003	544,652
Mueller Industries, Inc.	6,849	492,101
Mueller Water Products, Inc., Class A	36,042	482,963
MYR Group, Inc.*	3,986	510,168
National Presto Industries, Inc.	7,074	481,173
NOW, Inc.*	45,480	485,272
NV5 Global, Inc.*	4,848	459,251
PGT Innovations, Inc.*	20,009	513,431
Planet Labs PBC*(a)	127,850	521,628
Primoris Services Corp.	20,409	516,348
Proto Labs, Inc.*	15,161	436,182
Quanex Building Products Corp.	23,336	445,718
Resources Connection, Inc.	29,541	431,003
Rush Enterprises, Inc., Class A	9,288	493,286
Ryder System, Inc.	5,737	454,141
Schneider National, Inc., Class B	19,138	500,841
SP Plus Corp.*	14,926	510,021
Standex International Corp.	4,167	511,749
Sterling Check Corp.*	44,987	505,654
Sterling Infrastructure, Inc.*	13,097	483,541
Tennant Co.	7,446	569,023
Terex Corp.	10,585	471,985
Thermon Group Holdings, Inc.*	20,104	417,761
Triton International Ltd.	7,919	654,664
TrueBlue, Inc.*	28,544	432,442
TTEC Holdings, Inc.	13,549	461,614
Universal Logistics Holdings, Inc.	17,239	441,318
V2X, Inc.*	12,725	549,720
VSE Corp.	11,037	466,755
Wabash National Corp.	20,362	522,692
Watts Water Technologies, Inc., Class A	3,035	490,851
Werner Enterprises, Inc.	11,048	499,038
Total Industrials		49,717,759
Information Technology — 12.9%
A10 Networks, Inc.	32,646	461,614
ACI Worldwide, Inc.*	18,965	480,384
Adeia, Inc.	56,714	433,295
ADTRAN Holdings, Inc.	31,786	289,888
Advanced Energy Industries, Inc.	5,186	448,589
Alkami Technology, Inc.*	39,686	475,835
Alteryx, Inc., Class A*	8,682	357,091
American Software, Inc., Class A	39,843	475,725
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Belden, Inc.	5,886	$464,347
Benchmark Electronics, Inc.	21,434	457,616
Blackbaud, Inc.*	7,398	513,088
Box, Inc., Class A*	19,067	504,513
Cohu, Inc.*	13,093	443,067
Couchbase, Inc.*	36,132	554,988
CTS Corp.	10,158	398,295
Diodes, Inc.*	5,442	433,727
Edgio, Inc.*	634,592	419,465
Enfusion, Inc., Class A*	48,537	406,740
ePlus, Inc.*	10,396	452,642
Everbridge, Inc.*	14,489	380,771
FARO Technologies, Inc.*	20,781	485,236
FormFactor, Inc.*	15,772	430,733
Grid Dynamics Holdings, Inc.*	43,840	476,541
Hackett Group, Inc. (The)	27,385	508,266
Insight Enterprises, Inc.*	3,550	429,373
InterDigital, Inc.	6,858	464,561
Jamf Holding Corp.*	25,872	489,498
Kimball Electronics, Inc.*	20,845	419,610
Knowles Corp.*	29,860	504,037
LiveRamp Holdings, Inc.*	23,293	561,128
MeridianLink, Inc.*	29,584	441,985
Mitek Systems, Inc.*	52,762	475,913
N-able, Inc.*	37,267	475,154
NETGEAR, Inc.*	27,144	383,545
NetScout Systems, Inc.*	17,670	480,801
New Relic, Inc.*	6,673	476,919
Onto Innovation, Inc.*	5,772	467,417
OSI Systems, Inc.*	4,922	555,989
PDF Solutions, Inc.*	11,929	430,040
Pegasystems, Inc.	10,361	472,669
Perficient, Inc.*	6,961	451,908
Photronics, Inc.*	30,186	436,490
Plexus Corp.*	5,250	459,218
PowerSchool Holdings, Inc., Class A*	25,577	534,048
Progress Software Corp.(a)	8,919	489,475
PROS Holdings, Inc.*	18,341	520,334
Rambus, Inc.*	9,804	434,709
Rapid7, Inc.*	10,944	531,988
Ribbon Communications, Inc.*	145,471	372,406
Rimini Street, Inc.*	123,458	461,733
RingCentral, Inc., Class A*	16,380	451,433
Sanmina Corp.*	8,239	430,570
ScanSource, Inc.*	16,803	459,562
SMART Global Holdings, Inc.*(a)	29,146	449,431
Smartsheet, Inc., Class A*	10,609	433,590
SolarWinds Corp.*	59,653	514,209
Sprinklr, Inc., Class A*	38,766	463,641
SPS Commerce, Inc.*	3,348	493,160
Squarespace, Inc., Class A*	16,144	502,078
Telos Corp.*	195,102	331,673
Teradata Corp.*	12,676	490,688
TTM Technologies, Inc.*	37,247	439,887
Unisys Corp.*	129,502	415,701
Veeco Instruments, Inc.*(a)	23,909	440,404
Verint Systems, Inc.*	13,287	484,843
Viavi Solutions, Inc.*	46,399	415,735

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Vishay Intertechnology, Inc.	22,580	$480,728
Workiva, Inc.*	4,907	458,412
Yext, Inc.*	52,288	459,089
Total Information Technology		31,588,238
Materials — 4.8%
American Vanguard Corp.	22,696	436,898
Avient Corp.	12,390	477,139
Cabot Corp.	6,565	471,104
Chase Corp.	4,886	534,186
Clearwater Paper Corp.*	14,846	535,941
Ecovyst, Inc.*	45,893	520,886
Greif, Inc., Class A	7,976	500,813
Hawkins, Inc.	11,441	461,530
Haynes International, Inc.	10,029	471,463
HB Fuller Co.	7,276	481,453
Ingevity Corp.*	7,119	510,717
Innospec, Inc.	4,891	497,072
Koppers Holdings, Inc.	14,557	477,615
Materion Corp.	4,329	468,874
NewMarket Corp.	1,378	550,649
O-I Glass, Inc.*	22,130	497,261
Orion Engineered Carbons SA	19,344	468,318
Pactiv Evergreen, Inc.	63,221	499,446
Sensient Technologies Corp.	6,666	496,350
Stepan Co.	4,899	451,688
Summit Materials, Inc., Class A*	17,535	480,634
SunCoke Energy, Inc.	55,964	435,400
Warrior Met Coal, Inc.	13,685	473,091
Worthington Industries, Inc.	7,813	464,014
Total Materials		11,662,542
Real Estate — 5.4%
Alexander & Baldwin, Inc.	26,575	511,037
American Assets Trust, Inc.	27,025	491,855
Apartment Investment and Management Co., Class A	65,338	511,597
Apple Hospitality REIT, Inc.	32,373	482,034
Armada Hoffler Properties, Inc.	43,149	505,706
Brandywine Realty Trust	106,229	417,480
Chatham Lodging Trust	48,395	495,565
Corporate Office Properties Trust	21,195	485,154
DiamondRock Hospitality Co.	61,806	501,247
Douglas Emmett, Inc.	40,581	522,683
Elme Communities	28,606	492,881
EPR Properties	13,378	561,341
Equity Commonwealth	24,682	511,411
Forestar Group, Inc.*	32,295	624,585
Highwoods Properties, Inc.	22,062	505,661
Industrial Logistics Properties Trust	165,841	341,633
JBG SMITH Properties	33,360	476,047
Office Properties Income Trust	40,854	266,368
Outfront Media, Inc.	30,957	515,744
Pebblebrook Hotel Trust	35,791	509,306
	Shares	Value
Common Stocks (continued)
Real Estate (continued)
Piedmont Office Realty Trust, Inc., Class A	68,829	$448,077
Plymouth Industrial REIT, Inc.	23,917	484,080
PotlatchDeltic Corp.	10,150	469,235
RLJ Lodging Trust	47,402	478,760
Sunstone Hotel Investors, Inc.	50,859	484,686
Whitestone REIT	54,978	492,053
Xenia Hotels & Resorts, Inc.	38,384	485,941
Total Real Estate		13,072,167
Utilities — 2.4%
ALLETE, Inc.	7,785	485,628
Avista Corp.	11,805	520,247
California Water Service Group	8,672	486,326
Chesapeake Utilities Corp.	3,906	482,391
Clearway Energy, Inc., Class C	15,951	484,432
Montauk Renewables, Inc.*	63,706	423,645
New Jersey Resources Corp.	9,453	488,153
Northwest Natural Holding Co.	10,501	493,127
NorthWestern Corp.	8,721	511,225
Otter Tail Corp.(a)	6,953	500,268
SJW Group	6,549	497,200
Unitil Corp.	8,870	493,083
Total Utilities		5,865,725
Total Common Stocks (Cost $254,418,529)		243,953,890
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(b)(c)	1,568,667	1,568,667
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(b)	220,970	220,970
Total Short-Term Investments (Cost $1,789,637)		1,789,637
Total Investments — 100.6% (Cost $256,208,166)		245,743,527
Other Assets and Liabilities, Net — (0.6)%		(1,540,161)
Net Assets — 100.0%		$244,203,366

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $6,591,226; total market value of collateral held by the Fund was $6,671,395. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $5,102,728.

(b)
Reflects the 1-day yield at April 30, 2023.

(c)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF (continued)

April 30, 2023
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$243,953,890	$—	$—	$243,953,890
Short-Term Investments:
Money Market Funds	1,789,637	—	—	1,789,637
Total Investments in Securities	$245,743,527	$—	$—	$245,743,527

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2023,the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ CBRE NextGen Real Estate ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.8%
Data Center — 9.4%
Digital Realty Trust, Inc.	10,355	$1,026,698
Keppel DC REIT	738,276	1,189,742
Total Data Center		2,216,440
Health Care — 12.6%
Aedifica SA	905	75,683
Alexandria Real Estate Equities, Inc.	3,957	491,380
Assura PLC	67,371	43,101
CareTrust REIT, Inc.	2,257	43,989
Chartwell Retirement Residences	5,390	35,210
Cofinimmo SA	747	71,459
Community Healthcare Trust, Inc.	590	21,116
Global Medical REIT, Inc.	1,486	13,790
Healthcare Realty Trust, Inc.(a)	8,635	170,800
Healthpeak Properties, Inc.	12,499	274,603
LTC Properties, Inc.	939	31,410
Medical Properties Trust, Inc.(a)	13,568	118,991
National Health Investors, Inc.	984	48,974
NorthWest Healthcare Properties Real Estate Investment Trust(a)	5,459	32,803
Parkway Life Real Estate Investment Trust	13,677	39,776
Primary Health Properties PLC	30,413	40,711
Sabra Health Care REIT, Inc.	5,243	59,770
Universal Health Realty Income Trust	313	13,616
Ventas, Inc.	9,101	437,303
Welltower, Inc.	11,216	888,532
Total Health Care		2,953,017
Industrial — 33.6%
Advance Logistics Investment Corp.	36	36,459
Americold Realty Trust, Inc.	13,937	412,396
Catena AB	2,576	98,597
CRE Logistics REIT, Inc.	30	41,266
Dream Industrial Real Estate Investment Trust	13,197	144,395
EastGroup Properties, Inc.	2,249	374,593
ESR-LOGOS REIT	418,591	101,969
First Industrial Realty Trust, Inc.	6,826	358,160
Frasers Logistics & Commercial Trust	191,462	193,737
GLP J-Reit	244	278,647
Granite Real Estate Investment Trust	3,284	204,018
Indus Realty Trust, Inc.	525	34,949
Industrial & Infrastructure Fund Investment Corp.	108	123,574
Innovative Industrial Properties, Inc.	1,442	98,849
Japan Logistics Fund, Inc.	49	116,234
LaSalle Logiport REIT	92	109,185
LondonMetric Property PLC	50,745	122,843
LXP Industrial Trust	15,057	141,536
Mapletree Logistics Trust	248,796	324,480
Mitsubishi Estate Logistics REIT Investment Corp.	26	79,719
Mitsui Fudosan Logistics Park, Inc.	30	112,584
Montea NV	929	81,434
Nippon Prologis REIT, Inc.	143	325,036
Plymouth Industrial REIT, Inc.	2,215	44,832
Prologis, Inc.	11,319	1,417,705
Rexford Industrial Realty, Inc.	10,206	569,189
	Shares	Value
Common Stocks (continued)
Industrial (continued)
Sagax AB, Class B	17,294	$423,193
Segro PLC	62,951	660,518
SOSiLA Logistics REIT, Inc.	37	36,738
STAG Industrial, Inc.	9,259	313,602
Terreno Realty Corp.	4,252	261,881
Tritax EuroBox PLC	41,664	34,248
Urban Logistics REIT PLC	24,373	43,317
VGP NV(a)	1,407	147,566
Warehouse REIT PLC	21,940	30,168
Total Industrial		7,897,617
Infrastructure (Tower) — 23.1%
American Tower Corp.	6,923	1,414,992
Crown Castle, Inc.	10,436	1,284,567
DigitalBridge Group, Inc.	90,519	1,125,151
SBA Communications Corp.	4,421	1,153,395
Uniti Group, Inc.	134,451	459,822
Total Infrastructure (Tower)		5,437,927
Manufactured Homes — 3.0%
Equity LifeStyle Properties, Inc.	4,256	293,238
Sun Communities, Inc.	2,823	392,199
UMH Properties, Inc.	1,353	20,566
Total Manufactured Homes		706,003
Multi-Family Residential — 14.4%
Advance Residence Investment Corp.	32	82,958
Apartment Income REIT Corp.	3,381	125,029
Apartment Investment and Management Co., Class A	3,400	26,622
AvalonBay Communities, Inc.	3,198	576,823
Boardwalk Real Estate Investment Trust	1,039	44,431
Camden Property Trust	2,435	267,972
Canadian Apartment Properties	4,003	146,479
CapitaLand Ascott Trust	78,385	63,453
Centerspace	342	19,282
Comforia Residential REIT, Inc.	17	42,511
Daiwa Securities Living Investments Corp.	52	44,185
Elme Communities	1,985	34,202
Equity Residential	8,639	546,417
Essex Property Trust, Inc.	1,474	323,882
Independence Realty Trust, Inc.	5,088	84,715
InterRent Real Estate Investment Trust	3,215	30,721
Kenedix Residential Next Investment Corp.	24	37,613
Killam Apartment Real Estate Investment Trust	2,659	32,995
Mid-America Apartment Communities, Inc.	2,653	408,031
NexPoint Residential Trust, Inc.	580	24,899
Sekisui House REIT, Inc.	100	56,623
Starts Proceed Investment Corp.	7	11,850
UDR, Inc.	7,489	309,520
Veris Residential, Inc.*	2,067	33,795
Total Multi-Family Residential		3,375,008
Single-Family Residential — 3.1%
American Homes 4 Rent, Class A	8,065	268,242

See notes to financial statements.

Schedule of Investments — IQ CBRE NextGen Real Estate ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Single-Family Residential (continued)
Invitation Homes, Inc.	13,911	$464,210
Total Single-Family Residential		732,452
Student Housing — 0.6%
UNITE Group PLC (The)	9,110	109,809
Xior Student Housing NV	790	25,118
Total Student Housing		134,927
Total Common Stocks (Cost $25,739,680)		23,453,391
Short-Term Investments — 0.2%
Money Market Funds — 0.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(b)(c)	34,303	$34,303
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(b)	12,112	12,112
Total Short-Term Investments (Cost $46,415)		46,415

	Shares	Value
Total Investments — 100.0% (Cost $25,786,095)		$23,499,806
Other Assets and Liabilities, Net — 0.0%(d)		1,326
Net Assets — 100.0%		$23,501,132

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $368,885; total market value of collateral held by the Fund was $371,777. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $337,474.

(b)
Reflects the 1-day yield at April 30, 2023.

(c)
Represents security purchased with cash collateral received for securities on loan.

(d)
Less than 0.05%.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Common Stocks	$23,453,391	$—	$—	$23,453,391
Short-Term Investments:
Money Market Funds	46,415	$—	$—	$46,415
Total Investments in Securities	$23,499,806	$—	$—	$23,499,806

(e)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.2%
Australia — 7.6%
Allkem Ltd.*	12,203	$98,789
ALS Ltd.	10,277	89,037
ANZ Group Holdings Ltd.	57,381	923,359
APA Group	26,854	182,434
Aristocrat Leisure Ltd.	14,712	368,578
ASX Ltd.	4,296	194,387
Atlas Arteria Ltd.	27,826	120,263
Aurizon Holdings Ltd.	52,163	117,894
BHP Group Ltd.	93,919	2,755,752
BlueScope Steel Ltd.	10,505	137,942
Brambles Ltd.	30,868	290,688
carsales.com Ltd.	7,063	110,902
Challenger Ltd.	14,772	58,865
Charter Hall Group	14,716	108,240
Cochlear Ltd.	1,430	233,079
Coles Group Ltd.	26,069	313,545
Commonwealth Bank of Australia	31,466	2,066,126
Computershare Ltd.	12,053	178,421
Dexus	32,062	164,844
Endeavour Group Ltd.	24,846	111,488
Evolution Mining Ltd.	40,408	95,065
Flutter Entertainment PLC*	3,383	676,719
Fortescue Metals Group Ltd.	30,704	424,889
Glencore PLC	240,903	1,420,087
Goodman Group	37,441	477,786
GPT Group (The)	57,385	167,240
IDP Education Ltd.	4,668	86,869
IGO Ltd.	13,274	120,617
Incitec Pivot Ltd.	48,805	102,887
Insurance Australia Group Ltd.	52,697	173,428
Lendlease Corp., Ltd.	15,621	76,908
Lottery Corp Ltd. (The)	55,535	184,970
Lynas Rare Earths Ltd.*	18,588	78,986
Macquarie Group Ltd.	6,744	813,808
Medibank Pvt Ltd.	60,665	142,722
Mineral Resources Ltd.	3,422	166,622
Mirvac Group	108,047	172,081
National Australia Bank Ltd.	60,581	1,154,610
Newcrest Mining Ltd.	18,124	346,383
Northern Star Resources Ltd.	24,230	215,527
Origin Energy Ltd.	40,594	223,734
Pilbara Minerals Ltd.	55,201	154,674
Qantas Airways Ltd.*	15,818	68,992
QBE Insurance Group Ltd.	30,985	313,904
Ramsay Health Care Ltd.	4,247	181,505
Region RE Ltd.	66,904	108,765
Rio Tinto Ltd.	6,907	512,365
Rio Tinto PLC	20,504	1,301,199
Santos Ltd.	61,097	285,459
Scentre Group	130,846	249,033
SEEK Ltd.	9,809	158,298
Sonic Healthcare Ltd.	10,874	254,675
	Shares	Value
Common Stocks (continued)
Australia (continued)
South32 Ltd.	91,784	$257,180
Steadfast Group Ltd.	18,210	71,362
Stockland	63,621	187,096
Suncorp Group Ltd.	27,512	226,903
Telstra Group Ltd.	91,194	263,361
Transurban Group	56,846	563,126
Treasury Wine Estates Ltd.	16,838	155,005
Vicinity Ltd.	117,501	163,066
Wesfarmers Ltd.	22,362	768,010
Westpac Banking Corp.	65,949	979,298
WiseTech Global Ltd.	3,422	155,044
Woodside Energy Group Ltd.	35,930	799,711
Woolworths Group Ltd.	23,731	608,958
Total Australia		24,733,560
Austria — 0.3%
ANDRITZ AG	985	63,996
Erste Group Bank AG	7,196	261,449
Mondi PLC	10,208	162,305
OMV AG	3,469	164,067
Verbund AG	1,288	115,035
voestalpine AG	1,889	65,441
Total Austria		832,293
Belgium — 0.8%
Ageas SA	4,534	202,173
Anheuser-Busch InBev SA	16,192	1,056,466
Elia Group SA	584	80,205
Groupe Bruxelles Lambert NV	2,490	223,490
KBC Group NV	5,613	401,424
Solvay SA	1,706	205,010
UCB SA	2,667	248,563
Umicore SA	4,632	152,184
Warehouses De Pauw CVA	4,188	125,390
Total Belgium		2,694,905
Brazil — 0.0%(a)
Yara International ASA	3,125	125,338
Burkina Faso — 0.0%(a)
Endeavour Mining PLC	3,489	90,250
Chile — 0.0%(a)
Antofagasta PLC	7,112	130,555
China — 0.6%
BOC Hong Kong Holdings Ltd.	75,254	236,789
Budweiser Brewing Co APAC Ltd.	35,621	102,553
ESR Group Ltd.	41,348	64,367
Lenovo Group Ltd.	158,177	161,605
Prosus NV*	14,140	1,059,485
Want Want China Holdings Ltd.	111,616	71,094
Wilmar International Ltd.	34,927	102,884
Xinyi Glass Holdings Ltd.	46,957	85,541

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
China (continued)
Total China		$1,884,318
Denmark — 2.7%
AP Moller — Maersk A/S, Class B	160	289,011
Carlsberg A/S, Class B	2,042	337,999
Chr Hansen Holding A/S	2,298	178,971
Coloplast A/S, Class B	2,653	382,352
Danske Bank A/S*	13,147	277,592
DSV A/S	3,663	689,325
Genmab A/S*	1,265	520,892
Novo Nordisk A/S, Class B	29,288	4,878,658
Novozymes A/S, Class B	4,090	212,882
Orsted A/S	3,683	330,915
Pandora A/S	2,255	208,489
Vestas Wind Systems A/S*	19,247	531,571
Total Denmark		8,838,657
Finland — 1.2%
Elisa OYJ	3,374	209,786
Fortum OYJ	9,134	136,435
Kesko OYJ, Class B	6,054	126,353
Kone OYJ, Class B	6,515	371,854
Metso Outotec OYJ(b)	14,223	157,021
Neste OYJ	7,961	386,185
Nokia OYJ	106,492	451,692
Nordea Bank Abp	66,115	733,557
Orion OYJ, Class B	1,942	91,376
Sampo OYJ, Class A	9,018	457,570
Stora Enso OYJ, Class R	12,534	159,131
UPM-Kymmene OYJ	10,602	338,262
Wartsila OYJ Abp	10,495	121,658
Total Finland		3,740,880
France — 9.6%
Accor SA*	5,442	192,975
Aeroports de Paris*	597	94,974
Air Liquide SA	9,492	1,709,985
Airbus SE	10,532	1,478,294
Alstom SA(b)	6,184	155,249
Arkema SA	1,456	144,057
AXA SA(b)	34,786	1,135,595
BioMerieux	856	89,683
BNP Paribas SA	21,370	1,382,279
Bouygues SA(b)	4,763	174,577
Bureau Veritas SA	7,495	216,294
Capgemini SE	3,104	565,080
Carrefour SA	10,980	228,619
Cie de Saint-Gobain	9,153	529,698
Cie Generale des Etablissements Michelin SCA	13,670	435,092
Credit Agricole SA	21,696	265,487
Danone SA	10,628	703,879
Dassault Systemes SE	12,777	517,258
	Shares	Value
Common Stocks (continued)
France (continued)
Edenred	5,438	$353,728
Eiffage SA	1,492	177,729
Engie SA(b)	32,287	517,419
EssilorLuxottica SA	5,687	1,126,350
Gecina SA	1,414	157,510
Getlink SE	10,786	201,955
Hermes International	594	1,289,776
Kering SA	1,400	895,982
Klepierre SA	5,022	127,296
Legrand SA	5,230	494,823
L’Oreal SA	4,487	2,143,684
LVMH Moet Hennessy Louis Vuitton SE	4,631	4,453,081
Orange SA	36,759	479,515
Pernod Ricard SA	4,016	928,406
Publicis Groupe SA	4,619	377,965
Renault SA*	3,596	133,510
Rexel SA*	6,853	158,879
Safran SA	6,658	1,035,967
Sartorius Stedim Biotech	485	129,844
Societe Generale SA	15,261	371,079
Sodexo SA	1,968	211,183
Teleperformance	1,145	228,545
Thales SA	2,144	327,588
TotalEnergies SE(b)	42,908	2,744,634
Unibail-Rodamco-Westfield*	2,329	124,806
Valeo	4,926	96,067
Veolia Environnement SA	12,136	384,392
Vinci SA	9,613	1,190,747
Vivendi SE	14,361	157,816
Worldline SA*	4,801	208,725
Total France		31,248,076
Germany — 7.5%
adidas AG	3,520	619,595
Allianz SE	7,413	1,861,434
BASF SE	17,180	888,588
Bayer AG	18,569	1,225,087
Bayerische Motoren Werke AG	6,791	760,520
Bechtle AG	2,016	93,589
Beiersdorf AG	2,108	294,627
Brenntag SE	3,234	263,419
Carl Zeiss Meditec AG	772	103,808
Commerzbank AG*	21,672	240,813
Continental AG	2,017	141,221
Covestro AG*	3,843	168,815
CTS Eventim AG & Co. KGaA*	1,339	88,104
Daimler Truck Holding AG*	7,944	262,578
Deutsche Bank AG	39,684	435,613
Deutsche Boerse AG	3,255	621,318
Deutsche Lufthansa AG*	11,848	127,270
Deutsche Post AG	18,477	887,745
Deutsche Telekom AG	63,657	1,537,663
E.ON SE	42,414	562,133

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Germany (continued)
Fresenius Medical Care AG & Co. KGaA	4,141	$201,335
Fresenius SE & Co. KGaA	8,300	240,258
GEA Group AG	4,120	193,492
Hannover Rueck SE	1,141	243,870
HeidelbergCement AG	3,139	237,591
HelloFresh SE*	3,537	94,614
Henkel AG & Co. KGaA	1,735	128,334
Infineon Technologies AG	24,665	896,006
Knorr-Bremse AG	1,492	104,496
LANXESS AG	2,415	98,274
LEG Immobilien SE	1,478	91,996
Mercedes-Benz Group AG(b)	16,126	1,256,539
Merck KGaA*	2,520	452,226
MTU Aero Engines AG	1,155	303,095
Muenchener Rueckversicherungs- Gesellschaft AG*	2,544	956,317
Puma SE	2,229	130,324
Rheinmetall AG	928	272,007
RWE AG*	12,055	566,284
SAP SE	20,908	2,835,898
Scout24 SE	2,042	127,371
Siemens AG	14,146	2,325,391
Siemens Energy AG*	9,338	228,656
Siemens Healthineers AG	5,171	322,089
Symrise AG	2,591	313,077
thyssenkrupp AG	9,083	65,219
Vonovia SE	14,524	314,676
Zalando SE*	4,610	189,174
Total Germany		24,372,549
Hong Kong — 2.4%
AIA Group Ltd.	227,831	2,465,540
ASMPT Ltd.	8,449	66,140
CK Asset Holdings Ltd.	43,221	254,925
CLP Holdings Ltd.	34,171	254,218
Hang Lung Properties Ltd.	49,448	90,204
Hang Seng Bank Ltd.	15,223	225,148
Henderson Land Development Co., Ltd.	39,068	138,855
Hong Kong & China Gas Co., Ltd.	234,142	207,599
Hong Kong Exchanges & Clearing Ltd.	23,968	989,265
Hongkong Land Holdings Ltd.	28,702	127,150
Jardine Matheson Holdings Ltd.	3,879	186,968
Link REIT	54,432	355,026
MTR Corp., Ltd.	34,301	171,070
New World Development Co., Ltd.	37,580	99,816
Power Assets Holdings Ltd.	31,060	177,262
Prudential PLC	52,203	794,911
Sino Land Co., Ltd.	94,320	126,883
Sun Hung Kai Properties Ltd.	29,672	412,011
Swire Pacific Ltd., Class A	16,073	127,152
Techtronic Industries Co., Ltd.	26,040	279,975
	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
WH Group Ltd.	182,727	$101,490
Wharf Real Estate Investment Co., Ltd.	34,984	200,994
Total Hong Kong		7,852,602
Ireland — 0.5%
Bank of Ireland Group PLC	20,867	215,858
CRH PLC	14,478	702,054
Kerry Group PLC, Class A	3,056	321,997
Kingspan Group PLC	2,876	199,078
Smurfit Kappa Group PLC	5,840	215,951
Total Ireland		1,654,938
Israel — 0.6%
Bank Hapoalim BM	31,410	267,505
Bank Leumi Le-Israel BM	35,975	281,749
Big Shopping Centers Ltd.*(b)	1,040	87,800
Elbit Systems Ltd.	802	147,346
ICL Group Ltd.	18,580	113,684
Israel Discount Bank Ltd., Class A	37,267	182,930
Mizrahi Tefahot Bank Ltd.	3,265	105,947
Nice Ltd.*	1,420	290,994
Nova Ltd.*	459	41,931
Teva Pharmaceutical Industries Ltd.*	21,571	179,439
Tower Semiconductor Ltd.*	3,237	142,068
Total Israel		1,841,393
Italy — 2.2%
Assicurazioni Generali SpA	25,269	526,693
Coca-Cola HBC AG*	4,907	149,503
Davide Campari-Milano NV(b)	13,355	172,208
Enel SpA	148,945	1,019,331
Eni SpA	48,508	736,135
Ferrari NV	2,358	656,793
FinecoBank Banca Fineco SpA	12,452	188,746
Intesa Sanpaolo SpA	329,460	867,297
Leonardo SpA	8,759	104,483
Mediobanca Banca di Credito Finanziario SpA	19,222	206,481
Moncler SpA	4,719	349,888
Nexi SpA*	19,852	164,506
Prysmian SpA	6,284	257,174
Recordati Industria Chimica e Farmaceutica SpA	2,599	119,735
Snam SpA	49,940	277,873
Telecom Italia SpA*	399,558	117,732
Terna — Rete Elettrica Nazionale	35,038	304,039
UniCredit SpA(b)	37,993	752,478
Total Italy		6,971,095
Japan — 21.9%
Advantest Corp.	3,981	308,154
Aeon Co., Ltd.	14,427	293,223
AGC, Inc.	5,216	193,448

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Japan (continued)
Aisin Corp.	4,503	$131,454
Ajinomoto Co., Inc.	11,242	403,313
Aozora Bank Ltd.(b)	5,888	105,164
Asahi Group Holdings Ltd.	10,951	421,666
Asahi Intecc Co., Ltd.	4,954	88,918
Asahi Kasei Corp.	28,503	200,472
Astellas Pharma, Inc.	36,975	556,125
Bandai Namco Holdings, Inc.	13,254	299,606
Bank of Kyoto Ltd. (The)	2,294	112,034
BayCurrent Consulting, Inc.	3,057	105,631
Bridgestone Corp.	11,960	477,645
Brother Industries Ltd.	6,868	107,132
Canon, Inc.	20,333	483,518
Capcom Co., Ltd.	4,442	166,699
Central Japan Railway Co.	3,726	460,944
Chubu Electric Power Co., Inc.	15,050	167,892
Chugai Pharmaceutical Co., Ltd.	12,951	333,274
Concordia Financial Group Ltd.	35,266	132,864
CyberAgent, Inc.	11,951	103,655
Dai Nippon Printing Co., Ltd.	7,528	215,615
Daifuku Co., Ltd.	7,245	132,487
Dai-ichi Life Holdings, Inc.	19,857	366,691
Daiichi Sankyo Co., Ltd.	35,676	1,217,540
Daikin Industries Ltd.	5,167	934,246
Daito Trust Construction Co., Ltd.	1,701	160,775
Daiwa House Industry Co., Ltd.	13,678	347,261
Daiwa Securities Group, Inc.	34,769	160,612
Daiwa Securities Living Investments Corp.	145	123,207
Denso Corp.	8,993	538,332
Dentsu Group, Inc.	5,359	191,864
Disco Corp.	1,866	211,178
East Japan Railway Co.	7,521	431,050
Eisai Co., Ltd.	5,341	307,245
ENEOS Holdings, Inc.	66,076	233,897
FANUC Corp.	19,227	647,984
Fast Retailing Co., Ltd.	3,061	719,587
Food & Life Cos. Ltd.	3,855	92,436
Fuji Electric Co., Ltd.	3,392	135,765
FUJIFILM Holdings Corp.	7,216	374,141
Fujitsu Ltd.	3,584	475,357
GLP J-Reit	125	142,750
Hamamatsu Photonics K.K.	3,593	189,459
Hankyu Hanshin Holdings, Inc.	6,350	197,498
Hirose Electric Co., Ltd.	1,054	141,498
Hitachi Ltd.	17,887	983,250
Honda Motor Co., Ltd.	32,409	853,990
Hoya Corp.	6,800	709,639
Ibiden Co., Ltd.	3,088	120,649
Idemitsu Kosan Co., Ltd.	6,461	136,750
Inpex Corp.	21,920	237,125
Invincible Investment Corp.	201	86,650
	Shares	Value
Common Stocks (continued)
Japan (continued)
Isuzu Motors Ltd.	12,786	$149,396
Ito En Ltd.	1,894	58,490
ITOCHU Corp.(b)	26,103	861,122
J Front Retailing Co., Ltd.	8,863	92,819
Japan Airport Terminal Co., Ltd.	1,798	87,678
Japan Exchange Group, Inc.	11,338	183,145
Japan Logistics Fund, Inc.	47	111,490
Japan Metropolitan Fund Invest	210	153,454
Japan Post Holdings Co., Ltd.	28,715	235,768
Japan Tobacco, Inc.	24,831	533,128
JFE Holdings, Inc.	12,430	146,241
JGC Holdings Corp.	7,216	89,508
JSR Corp.	4,249	97,983
Kajima Corp.	12,884	169,844
Kansai Electric Power Co., Inc. (The)	16,449	177,579
Kao Corp.	9,218	372,674
Kawasaki Kisen Kaisha Ltd.	5,505	130,383
KDDI Corp.	31,809	992,360
Keio Corp.	3,407	126,106
Keisei Electric Railway Co., Ltd.	4,325	152,303
Keyence Corp.	3,699	1,659,816
Kikkoman Corp.	4,082	240,726
Kintetsu Group Holdings Co., Ltd.	5,046	170,096
Kirin Holdings Co., Ltd.	16,302	264,467
Kobayashi Pharmaceutical Co., Ltd.	1,739	108,300
Kobe Bussan Co., Ltd.	3,598	100,543
Koito Manufacturing Co., Ltd.	5,902	113,346
Komatsu Ltd.	18,939	465,112
Konami Group Corp.	2,458	120,765
Kubota Corp.	22,862	343,858
Kuraray Co., Ltd.	12,765	118,777
Kurita Water Industries Ltd.	3,958	164,814
Kyocera Corp.	6,349	331,566
Kyowa Kirin Co., Ltd.	6,389	141,701
Lasertec Corp.	1,573	212,560
Lixil Corp.	7,239	113,344
M3, Inc.	8,721	212,637
Makita Corp.	6,151	172,561
Marubeni Corp.	32,466	457,788
Marui Group Co., Ltd.	6,993	110,931
MatsukiyoCocokara & Co.	3,202	170,958
Mazda Motor Corp.	12,128	108,129
MEIJI Holdings Co., Ltd.	6,550	158,020
MINEBEA MITSUMI, Inc.	9,028	165,755
MISUMI Group, Inc.	6,888	172,497
Mitsubishi Chemical Group Corp.	32,629	190,385
Mitsubishi Corp.	22,853	842,187
Mitsubishi Electric Corp.	40,775	502,781
Mitsubishi Estate Co., Ltd.	24,594	301,995
Mitsubishi Heavy Industries Ltd.	6,554	246,777
Mitsubishi UFJ Financial Group, Inc.	229,627	1,438,320
Mitsui & Co., Ltd.	29,657	921,084

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Japan (continued)
Mitsui Fudosan Co., Ltd.	18,747	$370,493
Mitsui OSK Lines Ltd.	7,152	176,482
Mizuho Financial Group, Inc.	49,655	716,572
MonotaRO Co., Ltd.	6,387	96,064
MS&AD Insurance Group Holdings, Inc.	9,789	319,554
Murata Manufacturing Co., Ltd.	11,117	643,352
NEC Corp.	5,685	217,522
Nexon Co., Ltd.	9,045	203,930
NGK Insulators Ltd.	7,935	99,067
NH Foods Ltd.	3,325	96,943
Nidec Corp.	8,979	442,076
Nintendo Co., Ltd.	20,174	847,615
Nippon Building Fund, Inc.	38	159,072
Nippon Express Holdings, Inc.	2,075	121,301
Nippon Paint Holdings Co., Ltd.	20,228	181,683
Nippon Prologis REIT, Inc.	58	131,833
Nippon Steel Corp.	17,194	365,309
Nippon Telegraph & Telephone Corp.	22,895	697,619
Nippon Yusen K.K.(b)	9,945	233,936
Nissan Chemical Corp.	3,363	148,682
Nissan Motor Co., Ltd.(b)	39,949	144,405
Nisshin Seifun Group, Inc.	9,481	114,818
Nissin Foods Holdings Co., Ltd.	2,098	202,150
Nitori Holdings Co., Ltd.	1,824	232,613
Nitto Denko Corp.	3,641	234,239
Nomura Holdings, Inc.	65,202	232,671
Nomura Real Estate Master Fund, Inc.	157	183,444
Nomura Research Institute Ltd.	10,394	261,062
NSK Ltd.	16,520	92,691
NTT Data Corp.	15,391	207,866
Obayashi Corp.	21,142	175,763
Obic Co., Ltd.	1,580	242,631
Odakyu Electric Railway Co., Ltd.	9,051	126,162
Oji Holdings Corp.	28,373	111,062
Olympus Corp.	25,322	440,273
Omron Corp.	4,194	244,620
Ono Pharmaceutical Co., Ltd.	10,218	205,913
Oriental Land Co., Ltd.	19,559	689,337
ORIX Corp.	24,712	417,417
Orix JREIT, Inc.	93	120,070
Osaka Gas Co., Ltd.	9,001	148,998
Otsuka Corp.	2,708	98,145
Otsuka Holdings Co., Ltd.	9,348	315,868
Pan Pacific International Holdings Corp.	9,827	182,878
Panasonic Holdings Corp.	41,284	386,114
Rakuten Group, Inc.	21,474	106,451
Recruit Holdings Co., Ltd.	25,159	706,555
Renesas Electronics Corp.*	24,248	315,554
Resona Holdings, Inc.	53,214	263,676
Resonac Holdings Corp.	5,575	87,577
Ricoh Co., Ltd.	13,993	115,200
	Shares	Value
Common Stocks (continued)
Japan (continued)
Rohm Co., Ltd.	2,005	$149,898
Ryohin Keikaku Co., Ltd.	9,437	98,830
Santen Pharmaceutical Co., Ltd.	12,007	100,613
SBI Holdings, Inc.	6,086	118,310
Secom Co., Ltd.	4,501	287,517
Sekisui Chemical Co., Ltd.	11,531	163,440
Sekisui House Ltd.	15,957	326,956
Seven & i Holdings Co., Ltd.	14,822	668,903
SG Holdings Co., Ltd.	9,472	135,925
Shimadzu Corp.	6,252	194,220
Shimano, Inc.	1,646	254,096
Shimizu Corp.	19,711	120,005
Shin-Etsu Chemical Co., Ltd.	37,953	1,076,726
Shionogi & Co., Ltd.	5,597	249,628
Shiseido Co., Ltd.	7,737	386,438
Shizuoka Financial Group, Inc.	18,043	135,291
SMC Corp.	1,122	558,260
SoftBank Corp.	50,367	566,497
SoftBank Group Corp.	18,438	689,775
Sompo Holdings, Inc.	6,846	284,217
Sony Group Corp.	23,828	2,245,168
Stanley Electric Co., Ltd.	4,754	106,312
Subaru Corp.	12,483	201,228
SUMCO Corp.	8,829	120,927
Sumitomo Chemical Co., Ltd.	42,692	143,597
Sumitomo Corp.	25,790	459,680
Sumitomo Electric Industries Ltd.	18,208	230,533
Sumitomo Metal Mining Co., Ltd.	5,438	200,044
Sumitomo Mitsui Financial Group, Inc.	26,435	1,077,280
Sumitomo Mitsui Trust Holdings, Inc.	8,031	288,353
Sumitomo Realty & Development Co., Ltd.	9,204	213,598
Suntory Beverage & Food Ltd.	3,423	128,458
Suzuki Motor Corp.	8,617	297,369
Sysmex Corp.	3,945	252,232
T&D Holdings, Inc.	13,410	162,892
Taisei Corp.	5,196	176,106
Takeda Pharmaceutical Co., Ltd.	29,176	966,784
TDK Corp.	7,817	266,662
Teijin Ltd.	11,981	133,127
Terumo Corp.	13,882	413,509
TIS, Inc.	6,334	173,044
Tobu Railway Co., Ltd.	6,312	160,622
Toho Co., Ltd.	3,824	151,370
Tokio Marine Holdings, Inc.	35,722	713,574
Tokyo Electric Power Co., Holdings, Inc.*	32,205	115,183
Tokyo Electron Ltd.	8,391	954,860
Tokyo Gas Co., Ltd.	10,152	208,087
Tokyu Corp.	13,694	192,892
Tokyu Fudosan Holdings Corp.	18,600	93,844
TOPPAN, Inc.	7,798	165,049
Toray Industries, Inc.	34,730	195,808

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Japan (continued)
Toshiba Corp.	9,007	$291,050
Tosoh Corp.	7,625	101,413
TOTO Ltd.	4,177	142,490
Toyo Suisan Kaisha Ltd.	3,341	148,936
Toyota Industries Corp.	3,769	217,285
Toyota Motor Corp.	227,620	3,104,251
Toyota Tsusho Corp.	4,779	196,895
Trend Micro, Inc.	3,215	156,305
Unicharm Corp.	8,195	329,569
USS Co., Ltd.	7,739	129,471
West Japan Railway Co.	5,567	240,849
Yakult Honsha Co., Ltd.	3,534	265,507
Yamaha Corp.	4,115	161,076
Yamaha Motor Co., Ltd.	8,359	214,861
Yamato Holdings Co., Ltd.	7,958	136,408
Yaskawa Electric Corp.	6,091	246,476
Yokogawa Electric Corp.	6,821	110,156
Z Holdings Corp.(b)	56,590	154,021
Zenkoku Hosho Co., Ltd.	2,423	88,795
Total Japan		71,118,305
Jordan — 0.0%(a)
Hikma Pharmaceuticals PLC	4,353	100,726
Luxembourg — 0.1%
ArcelorMittal SA	10,467	297,093
Eurofins Scientific SE(b)	2,319	161,956
Total Luxembourg		459,049
Macau — 0.2%
Galaxy Entertainment Group Ltd.*	44,964	317,902
Sands China Ltd.*	52,234	185,317
Total Macau		503,219
Netherlands — 4.9%
Adyen NV*	553	886,461
Aegon NV	38,262	174,160
Akzo Nobel NV	3,632	301,290
Argenx SE*	1,069	411,526
ASM International NV	967	350,215
ASML Holding NV	7,546	4,777,689
ASR Nederland NV	3,871	170,259
BE Semiconductor Industries NV	1,652	148,348
Euronext NV	1,732	137,864
EXOR NV*	1,387	114,047
Heineken Holding NV	2,437	233,934
Heineken NV	4,630	531,852
IMCD NV	1,017	152,921
ING Groep NV(b)	71,677	886,269
Koninklijke Ahold Delhaize NV	18,691	644,218
Koninklijke KPN NV	63,861	233,292
Koninklijke Philips NV	16,582	349,397
NN Group NV	5,878	219,143
	Shares	Value
Common Stocks (continued)
Netherlands (continued)
Randstad NV	2,341	$127,207
Shell PLC	129,617	3,994,682
Universal Music Group NV	14,731	322,169
Wolters Kluwer NV	4,944	655,798
Total Netherlands		15,822,741
New Zealand — 0.4%
Auckland International Airport Ltd.*	37,700	205,843
Contact Energy Ltd.	25,749	124,527
Fisher & Paykel Healthcare Corp., Ltd.	15,339	262,244
Mainfreight Ltd.	2,875	127,321
Meridian Energy Ltd.	33,594	113,291
Spark New Zealand Ltd.	63,896	206,404
Xero Ltd.*	2,357	145,389
Total New Zealand		1,185,019
Norway — 0.6%
Aker BP ASA	6,536	155,589
DNB Bank ASA	21,373	374,239
Equinor ASA	18,730	534,337
Mowi ASA	9,959	189,192
Norsk Hydro ASA	29,574	216,374
Orkla ASA(b)	22,289	159,697
Schibsted ASA, Class A	4,473	78,991
Telenor ASA	16,870	209,788
TOMRA Systems ASA	5,664	86,355
Total Norway		2,004,562
Poland — 0.2%
Dino Polska SA*	1,310	133,668
KGHM Polska Miedz SA	3,519	101,258
Polski Koncern Naftowy ORLEN SA	14,089	215,333
Powszechna Kasa Oszczednosci Bank Polski SA	20,223	156,296
Powszechny Zaklad Ubezpieczen SA	15,365	141,819
Total Poland		748,374
Portugal — 0.2%
EDP — Energias de Portugal SA	66,876	369,154
Galp Energia SGPS SA	13,011	157,862
Total Portugal		527,016
Singapore — 1.4%
CapitaLand Ascendas REIT	123,533	264,816
CapitaLand Ascott Trust	3,842	3,110
CapitaLand Integrated Commercial Trust	169,338	257,659
Capitaland Investment Ltd/Singapore	67,393	187,911
DBS Group Holdings Ltd.	34,072	838,169
Genting Singapore Ltd.	233,244	197,553
Keppel Corp., Ltd.	39,080	180,732
Mapletree Industrial Trust	88,603	158,060
Oversea-Chinese Banking Corp., Ltd.	68,730	648,071
Sembcorp Marine Ltd.*	1,066,813	99,153

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Singapore (continued)
Singapore Exchange Ltd.	23,737	$170,268
Singapore Technologies Engineering Ltd.	58,642	159,116
Singapore Telecommunications Ltd.	162,547	310,681
STMicroelectronics NV	12,235	520,913
United Overseas Bank Ltd.	25,618	541,873
Total Singapore		4,538,085
South Africa — 0.2%
Anglo American PLC	22,116	679,650
South Korea — 4.4%
Amorepacific Corp.	992	91,388
Celltrion Healthcare Co., Ltd.	2,664	138,136
Celltrion, Inc.	2,235	268,187
CJ CheilJedang Corp.	354	81,861
Coway Co., Ltd.	2,403	88,066
DB Insurance Co., Ltd.	936	58,745
Delivery Hero SE*	3,889	155,122
Doosan Enerbility*	9,288	115,822
Ecopro BM Co. Ltd.	799	159,394
Hana Financial Group, Inc.	6,979	218,746
Hankook Tire & Technology Co., Ltd.	3,108	80,115
Hanwha Aerospace Co. Ltd.	842	64,609
Hanwha Galleria Co. Ltd.*	2,456	3,164
Hanwha Solutions Corp.*	2,205	78,997
HLB, Inc.*	2,487	65,687
HMM Co., Ltd.	7,058	107,579
Hyundai Mobis Co., Ltd.	1,402	227,835
Hyundai Motor Co.	3,308	488,143
Industrial Bank of Korea	16,850	126,652
Kakao Corp.	6,352	275,741
KakaoBank Corp.	3,953	64,978
KB Financial Group, Inc.	8,515	314,923
Kia Corp.	5,655	357,029
Korea Electric Power Corp.*	7,329	102,291
Korea Zinc Co., Ltd.	262	100,423
Korean Air Lines Co., Ltd.	6,227	106,311
Krafton, Inc.*	758	108,795
KT&G Corp.	3,416	218,987
L&F Co., Ltd.	519	102,761
LG Chem Ltd.	961	531,336
LG Corp.	2,916	190,420
LG Display Co., Ltd.*	8,526	94,535
LG Electronics, Inc.	2,690	219,678
LG Energy Solution Ltd.*	665	288,677
LG H&H Co., Ltd.	266	123,818
LG Innotek Co., Ltd.	340	67,192
NAVER Corp.	2,793	401,295
NCSoft Corp.	422	118,869
POSCO Future M Co. Ltd.	557	139,416
POSCO Holdings, Inc.	1,623	457,166
Samsung Biologics Co., Ltd.*	424	247,418
	Shares	Value
Common Stocks (continued)
South Korea (continued)
Samsung C&T Corp.	2,256	$184,741
Samsung Electro-Mechanics Co., Ltd.	1,436	154,394
Samsung Electronics Co., Ltd.	89,637	4,386,748
Samsung Fire & Marine Insurance Co., Ltd.	906	152,309
Samsung SDI Co., Ltd.	1,028	530,744
Samsung SDS Co., Ltd.	1,422	124,627
Shinhan Financial Group Co., Ltd.	11,057	288,734
SK Hynix, Inc.	10,455	699,135
SK Innovation Co., Ltd.*	1,200	155,200
SK Square Co. Ltd.*	2,643	83,828
SK Telecom Co., Ltd.	2,120	75,556
SK, Inc.	966	117,286
Woori Financial Group, Inc.	20,202	177,054
Total South Korea		14,380,663
Spain — 2.4%
ACS Actividades de Construccion y Servicios SA	6,169	212,489
Aena SME SA*	1,494	252,189
Amadeus IT Group SA*	8,433	593,420
Banco Bilbao Vizcaya Argentaria SA	116,873	858,032
Banco Santander SA(b)	310,649	1,092,827
Bankinter SA(b)	18,400	108,921
CaixaBank SA	77,348	286,234
Cellnex Telecom SA*	11,237	473,522
EDP Renovaveis SA*	3,959	88,114
Endesa SA	6,026	135,515
Ferrovial SA	10,394	326,233
Grifols SA*(b)	9,309	95,783
Iberdrola SA	112,839	1,467,480
Industria de Diseno Textil SA(b)	20,197	694,788
Naturgy Energy Group SA	3,210	100,290
Red Electrica Corp. SA	9,357	170,498
Repsol SA	24,669	363,444
Telefonica SA	100,597	458,117
Total Spain		7,777,896
Sweden — 3.0%
Alfa Laval AB(b)	6,856	250,986
Assa Abloy AB, B Shares	17,610	418,736
Atlas Copco AB, A Shares(b)	54,270	783,581
Atlas Copco AB, B Shares(b)	32,494	415,946
Boliden AB(b)	5,906	210,854
Castellum AB(b)	7,456	90,354
Epiroc AB, A Shares	12,088	241,589
Epiroc AB, B Shares	8,216	141,055
EQT AB	7,180	153,858
Essity AB, B Shares(b)	12,291	372,304
Evolution AB	3,185	423,973
Getinge AB, B Shares	4,971	125,956
H & M Hennes & Mauritz AB, B Shares	18,538	270,879
Hexagon AB, B Shares(b)	35,598	405,530

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Sweden (continued)
Husqvarna AB, B Shares	12,970	$111,653
Industrivarden AB, A Shares	9,756	278,492
Indutrade AB	6,853	164,155
Investor AB, B Shares(b)	43,695	936,329
Kinnevik AB, B Shares*	7,039	115,187
Nibe Industrier AB, B Shares	27,767	309,959
Saab AB, B Shares	2,508	140,740
Sandvik AB(b)	21,231	431,564
Skandinaviska Enskilda Banken AB, A Shares	30,872	350,639
Skanska AB, B Shares(b)	9,910	161,733
SKF AB, B Shares	8,586	155,108
Svenska Cellulosa AB SCA, B Shares	12,990	177,869
Svenska Handelsbanken AB, A Shares	30,242	267,180
Swedbank AB, A Shares	19,555	339,349
Swedish Orphan Biovitrum AB*	3,648	88,699
Tele2 AB, B Shares(b)	12,967	137,732
Telefonaktiebolaget LM Ericsson, B Shares	56,723	311,728
Telia Co. AB(b)	54,172	150,835
Trelleborg AB, B Shares	6,931	173,930
Volvo AB, B Shares	32,735	672,747
Total Sweden		9,781,229
Switzerland — 5.5%
ABB Ltd.	29,833	1,076,609
Adecco Group AG(b)	3,612	123,897
Alcon, Inc.	8,462	616,265
Baloise Holding AG	1,116	186,951
Barry Callebaut AG	47	100,543
Chocoladefabriken Lindt & Spruengli AG	35	433,347
Cie Financiere Richemont SA, Class A	9,826	1,622,303
Clariant AG*	6,980	116,536
Credit Suisse Group AG	63,120	56,762
DSM-Firmenich AG*	3,286	430,830
EMS-Chemie Holding AG	157	129,033
Geberit AG	717	408,264
Givaudan SA	168	589,288
Julius Baer Group Ltd.	4,521	323,665
Kuehne + Nagel International AG	906	268,629
Logitech International SA	3,030	178,794
Lonza Group AG	1,410	877,319
Novartis AG	37,015	3,789,874
Partners Group Holding AG	435	421,878
PSP Swiss Property AG	1,158	136,740
Schindler Holding AG — Participating Certificate	1,070	238,873
SGS SA	3,097	280,315
SIG Group AG*	7,130	190,977
Sika AG	2,742	756,010
Sonova Holding AG	1,059	335,292
Straumann Holding AG	2,046	307,228
	Shares	Value
Common Stocks (continued)
Switzerland (continued)
Swatch Group AG (The) — Bearer	719	$246,062
Swiss Life Holding AG*(b)	628	414,033
Swiss Prime Site AG	1,817	165,052
Swisscom AG	487	335,409
Tecan Group AG(b)	298	129,840
Temenos AG	1,276	107,063
UBS Group AG	54,316	1,102,431
VAT Group AG	482	169,665
Zurich Insurance Group AG	2,698	1,308,911
Total Switzerland		17,974,688
United Kingdom — 11.0%
3i Group PLC	17,836	396,126
abrdn PLC	49,880	133,350
Admiral Group PLC	5,384	156,388
Ashtead Group PLC	8,434	485,193
Associated British Foods PLC	7,257	178,413
AstraZeneca PLC	27,338	4,036,050
Auto Trader Group PLC	20,350	162,573
Aviva PLC	52,139	277,206
B&M European Value Retail SA	19,257	116,107
BAE Systems PLC	58,189	741,615
Barclays PLC	320,371	643,794
Barratt Developments PLC	21,881	137,511
Berkeley Group Holdings PLC	2,382	133,140
BP PLC	329,871	2,215,697
British American Tobacco PLC	40,908	1,504,980
British Land Co. PLC (The)	20,471	102,971
BT Group PLC	132,656	264,859
Bunzl PLC	7,247	288,200
Burberry Group PLC	8,224	267,825
Centrica PLC	113,156	162,848
CK Hutchison Holdings Ltd.	54,785	366,401
CNH Industrial NV	20,256	285,011
Compass Group PLC	33,240	876,111
Croda International PLC	2,755	241,700
DCC PLC	2,109	131,055
Dechra Pharmaceuticals PLC	2,191	102,719
Diageo PLC	41,454	1,887,186
Direct Line Insurance Group PLC	29,568	63,792
Dowlais Group PLC*	30,182	50,303
Entain PLC	12,534	227,487
Halma PLC	7,411	214,987
Howden Joinery Group PLC	13,944	119,984
HSBC Holdings PLC	368,329	2,656,417
IMI PLC	5,832	116,917
Imperial Brands PLC	18,064	446,713
Informa PLC	31,907	289,790
InterContinental Hotels Group PLC	4,088	280,545
Intermediate Capital Group PLC	6,613	108,179
Intertek Group PLC	3,426	178,963
ITV PLC	93,059	94,485
JD Sports Fashion PLC	53,539	108,375

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Johnson Matthey PLC	3,842	$94,817
Just Eat Takeaway.com NV*	4,197	73,580
Kingfisher PLC	42,305	136,921
Land Securities Group PLC	18,256	154,701
Legal & General Group PLC	108,026	317,855
Lloyds Banking Group PLC	1,271,664	770,405
London Stock Exchange Group PLC	6,423	673,777
M&G PLC	55,654	143,470
Melrose Industries PLC	30,182	155,157
National Grid PLC	66,606	958,140
NatWest Group PLC	95,067	313,062
Next PLC	2,652	224,664
Pearson PLC	16,773	186,997
Persimmon PLC	6,870	113,462
Reckitt Benckiser Group PLC	12,749	1,030,355
RELX PLC	34,399	1,144,025
Rentokil Initial PLC	47,910	380,818
Rightmove PLC	18,693	134,909
Rolls-Royce Holdings PLC*	167,661	320,630
Sage Group PLC (The)	21,753	223,816
Schroders PLC	11,619	70,931
Segro PLC	22,281	233,785
Severn Trent PLC	5,360	197,528
Smith & Nephew PLC	16,755	276,825
Smiths Group PLC	8,358	176,592
Spirax-Sarco Engineering PLC	1,462	203,788
SSE PLC	19,879	459,115
St James’s Place PLC	9,917	150,386
Standard Chartered PLC	45,851	362,147
Tate & Lyle PLC	10,997	112,650
Taylor Wimpey PLC	74,884	120,664
Tesco PLC	140,555	496,600
Unilever PLC	46,785	2,608,837
United Utilities Group PLC	14,396	195,780
Vodafone Group PLC	465,946	561,635
Weir Group PLC (The)	6,109	141,282
Whitbread PLC	4,936	201,445
Wise PLC, Class A*	13,317	92,060
WPP PLC	22,393	260,967
Total United Kingdom		35,726,544
United States — 6.8%
Amcor PLC	32,052	347,378
CSL Ltd.	8,998	1,787,351
Experian PLC	17,355	612,958
Ferguson PLC	3,983	560,447
GSK PLC	72,469	1,312,550
Haleon PLC	89,937	396,776
Holcim AG*	10,373	685,512
James Hardie Industries PLC	8,842	195,690
Nestle SA(c)	49,069	6,313,558
QIAGEN NV*	5,147	$230,189
	Shares	Value
Common Stocks (continued)
United States (continued)
Roche Holding AG	13,385	4,216,038
Samsonite International SA*	27,817	87,704
Sanofi(b)	20,075	2,216,273
Schneider Electric SE	10,275	1,790,241
Stellantis NV	39,325	651,220
Swiss Re AG	5,445	548,874
Tenaris SA	9,766	140,700
Total United States		22,093,459
Total Common Stocks (Cost $306,583,576)		322,432,634
Preferred Stocks — 0.5%
Germany — 0.3%
Henkel AG & Co. KGaA, 2.53%	3,798	307,261
Sartorius AG, 0.41%	507	196,800
Volkswagen AG, 21.51%	4,316	589,317
Total Germany		1,093,378
South Korea — 0.2%
Samsung Electronics Co., Ltd., 2.60%	14,508	603,777
Total Preferred Stocks (Cost $1,748,659)		1,697,155
Short-Term Investments — 3.4%
Money Market Funds — 3.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(d)(e)	9,578,003	9,578,003
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(d)	1,342,946	1,342,946
Total Short-Term Investments (Cost $10,920,949)		10,920,949
Total Investments — 103.1% (Cost $319,253,184)		335,050,738
Other Assets and Liabilities, Net — (3.1)%		(9,808,018)
Net Assets — 100.0%		$325,242,720

*
Non-income producing securities.

(a)
Less than 0.05%.

(b)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $16,361,707; total market value of collateral held by the Fund was $17,264,157. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $7,686,154.

(c)
All or a portion of these securities have been segregated as collateral for forward foreign currency contracts. The total value of securities segregated amounted to $3,088,006.

(d)
Reflects the 1-day yield at April 30, 2023.

(e)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2023
Forward Foreign Currency Contracts Outstanding as of April 30, 2023:
Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2023	Unrealized Appreciation
Australian Dollar	05/09/23	Morgan Stanley	17,773,163	$11,748,701	$11,750,079	$1,378
Swiss Franc	05/09/23	Morgan Stanley	12,699,451	14,277,107	14,284,421	7,314
Danish Krone	05/09/23	Morgan Stanley	29,034,217	4,302,311	4,303,233	922
Euro	05/09/23	Morgan Stanley	44,442,837	49,078,725	49,092,575	13,850
British Pound	05/09/23	Morgan Stanley	18,573,392	23,347,831	23,349,866	2,035
Hong Kong Dollar	05/09/23	Morgan Stanley	32,716,833	4,168,658	4,169,636	978
Israeli Shekel	05/09/23	Morgan Stanley	3,335,357	917,228	917,456	228
Japanese Yen	05/09/23	Morgan Stanley	4,661,660,599	34,270,741	34,283,344	12,603
South Korean Won#	05/09/23	Morgan Stanley	9,684,770,150	7,238,298	7,240,228	1,930
Norwegian Krone	05/09/23	Morgan Stanley	11,216,118	1,049,333	1,049,627	294
New Zealand Dollar	05/09/23	Morgan Stanley	818,514	505,513	505,543	30
Swedish Krona	05/09/23	Morgan Stanley	48,649,706	4,744,009	4,745,362	1,353
Singapore Dollar	05/09/23	Morgan Stanley	2,738,206	2,052,476	2,053,113	637
Unrealized Appreciation				$157,700,931	$157,744,483	$43,552
Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2023	Unrealized Appreciation
Australian Dollar	05/09/23	Morgan Stanley	(17,817,177)	$(11,946,037)	$(11,779,177)	$166,860
Hong Kong Dollar	05/09/23	Morgan Stanley	(32,479,589)	(4,144,372)	(4,139,400)	4,972
Israeli Shekel	05/09/23	Morgan Stanley	(3,311,003)	(920,589)	(910,756)	9,833
Japanese Yen	05/09/23	Morgan Stanley	(4,685,637,206)	(35,387,688)	(34,459,676)	928,012
South Korean Won#	05/09/23	Morgan Stanley	(9,714,286,843)	(7,460,183)	(7,262,294)	197,889
Norwegian Krone	05/09/23	Morgan Stanley	(11,216,118)	(1,072,900)	(1,049,627)	23,273
New Zealand Dollar	05/09/23	Morgan Stanley	(812,596)	(508,509)	(501,888)	6,621
Polish Zloty	06/07/23	Morgan Stanley	(1,557,399)	(374,555)	(374,473)	82
Swedish Krona	05/09/23	Morgan Stanley	(687,225)	(67,063)	(67,033)	30
Singapore Dollar	05/09/23	Morgan Stanley	(2,718,367)	(2,046,443)	(2,038,238)	8,205
Unrealized Appreciation				$(63,928,339)	$(62,582,562)	$1,345,777
Total Unrealized Appreciation						$1,389,329
Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2023	Unrealized (Depreciation)
Australian Dollar	05/09/23	Morgan Stanley	44,014	$29,197	$29,098	$(99)
Japanese Yen	05/09/23	Morgan Stanley	23,976,606	179,861	176,332	(3,529)
South Korean Won#	05/09/23	Morgan Stanley	99,648,914	75,388	74,496	(892)
Polish Zloty	05/09/23	Morgan Stanley	1,438,450	346,523	346,467	(56)
Unrealized Depreciation				$630,969	$626,393	$(4,576)
Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2023	Unrealized (Depreciation)
Australian Dollar	06/07/23	Morgan Stanley	(18,015,677)	$(11,921,370)	$(11,925,693)	$(4,323)
Swiss Franc	05/09/23	Morgan Stanley	(12,699,451)	(13,955,571)	(14,284,421)	(328,850)
Swiss Franc	06/07/23	Morgan Stanley	(13,032,527)	(14,698,499)	(14,710,597)	(12,098)
Danish Krone	05/09/23	Morgan Stanley	(29,034,217)	(4,244,670)	(4,303,233)	(58,563)
Danish Krone	06/07/23	Morgan Stanley	(29,872,138)	(4,434,589)	(4,436,315)	(1,726)
Euro	05/09/23	Morgan Stanley	(44,442,837)	(48,386,237)	(49,092,575)	(706,338)
Euro	06/07/23	Morgan Stanley	(44,884,095)	(49,644,143)	(49,666,578)	(22,435)
British Pound	05/09/23	Morgan Stanley	(18,573,392)	(22,987,455)	(23,349,866)	(362,411)
British Pound	06/07/23	Morgan Stanley	(19,172,156)	(24,112,514)	(24,118,348)	(5,834)
Hong Kong Dollar	05/09/23	Morgan Stanley	(237,244)	(30,231)	(30,236)	(5)
Hong Kong Dollar	06/07/23	Morgan Stanley	(33,059,251)	(4,217,061)	(4,218,775)	(1,714)
Israeli Shekel	05/09/23	Morgan Stanley	(24,354)	(6,696)	(6,699)	(3)
See notes to financial statements.

Schedule of Investments — IQ FTSE International Equity Currency Neutral ETF (continued)

April 30, 2023
Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2023	Unrealized (Depreciation)
Israeli Shekel	06/07/23	Morgan Stanley	(3,348,067)	$(921,550)	$(921,856)	$(306)
Japanese Yen	06/07/23	Morgan Stanley	(4,837,928,665)	(35,717,685)	(35,741,141)	(23,456)
South Korean Won#	05/09/23	Morgan Stanley	(70,132,221)	(52,138)	(52,430)	(292)
South Korean Won#	06/07/23	Morgan Stanley	(9,923,779,417)	(7,428,034)	(7,432,077)	(4,043)
Norwegian Krone	06/07/23	Morgan Stanley	(11,385,488)	(1,066,613)	(1,067,072)	(459)
New Zealand Dollar	05/09/23	Morgan Stanley	(5,918)	(3,626)	(3,655)	(29)
New Zealand Dollar	06/07/23	Morgan Stanley	(841,601)	(519,718)	(519,747)	(29)
Polish Zloty	05/09/23	Morgan Stanley	(1,438,450)	(333,343)	(346,467)	(13,124)
Swedish Krona	05/09/23	Morgan Stanley	(47,962,481)	(4,633,641)	(4,678,329)	(44,688)
Swedish Krona	06/07/23	Morgan Stanley	(50,165,237)	(4,898,750)	(4,900,937)	(2,187)
Singapore Dollar	05/09/23	Morgan Stanley	(19,839)	(14,837)	(14,875)	(38)
Singapore Dollar	06/07/23	Morgan Stanley	(2,748,386)	(2,062,074)	(2,063,026)	(952)
Unrealized Depreciation				$(256,291,045)	$(257,884,948)	$(1,593,903)
Total Unrealized Depreciation						$(1,598,479)
Net Unrealized Appreciation (Depreciation)						$(209,150)

The total value of securities segregated as collateral for forward foreign currency contracts with counterparty Morgan Stanley amounted to $3,088,006 at April 30, 2023.

#
Non-deliverable forward.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Common Stocks	$322,307,828	$124,806	$—	$322,432,634
Preferred Stocks	1,697,155	—	—	1,697,155
Short-Term Investments:
Money Market Funds	10,920,949	—	—	10,920,949
Total Investments in Securities	334,925,932	124,806	—	335,050,738
Other Financial Instruments:(g)
Forward Foreign Currency Contracts	—	1,389,329	—	1,389,329
Total Investments in Securities and Other Financial Instruments	$334,925,932	$1,514,135	$—	$336,440,067
Liability Valuation Inputs
Other Financial Instruments:(g)
Forward Foreign Currency Contracts	$—	$1,598,479	$—	$1,598,479

(f)
For a complete listing of investments and their countries, see the Schedule of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.
See notes to financial statements.

Schedule of Investments — IQ U.S. Mid Cap R&D Leaders ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.9%
Communication Services — 10.5%
Electronic Arts, Inc.	1,221	$155,409
Pinterest, Inc., Class A*	1,254	28,842
Playtika Holding Corp.*	2,694	26,940
ROBLOX Corp., Class A*	1,205	42,898
Roku, Inc.*	733	41,202
Spotify Technology SA*	672	89,779
Take-Two Interactive Software, Inc.*	380	47,230
Total Communication Services		432,300
Consumer Discretionary — 12.9%
BorgWarner, Inc.	1,036	49,863
DoorDash, Inc., Class A*	484	29,616
eBay, Inc.	1,907	88,542
Etsy, Inc.*	236	23,843
Expedia Group, Inc.*	762	71,597
Garmin Ltd.	524	51,441
Lucid Group, Inc.*(a)	6,441	51,142
Polaris, Inc.	210	22,816
Rivian Automotive, Inc., Class A*	8,662	111,047
Whirlpool Corp.	218	30,431
Total Consumer Discretionary		530,338
Energy — 0.9%
Baker Hughes Co.	1,245	36,404
Financials — 0.8%
Affirm Holdings, Inc.*	3,478	34,293
Health Care — 26.2%
Agilent Technologies, Inc.	214	28,982
Alnylam Pharmaceuticals, Inc.*	287	57,170
Biogen, Inc.*	449	136,599
BioMarin Pharmaceutical, Inc.*	427	41,009
Dexcom, Inc.*	256	31,063
Exact Sciences Corp.*	374	23,962
Exelixis, Inc.*	3,064	56,071
Guardant Health, Inc.*	795	17,935
Horizon Therapeutics PLC*	273	30,347
Incyte Corp.*	1,299	96,659
Ionis Pharmaceuticals, Inc.*(a)	1,427	50,473
Jazz Pharmaceuticals PLC*	263	36,944
Mirati Therapeutics, Inc.*(a)	770	34,119
Neurocrine Biosciences, Inc.*	287	28,998
Novavax, Inc.*(a)	12,518	96,013
Organon & Co.	1,302	32,068
Sarepta Therapeutics, Inc.*	415	50,950
Seagen, Inc.*	405	81,000
Ultragenyx Pharmaceutical, Inc.*	1,081	47,207
Veeva Systems, Inc., Class A*	182	32,593
Viatris, Inc.	4,225	39,419
Zimmer Biomet Holdings, Inc.	197	27,273
Total Health Care		1,076,854
Industrials — 7.3%
AGCO Corp.	225	27,886
Carrier Global Corp.	743	31,072
Cummins, Inc.	342	80,384
Fortive Corp.	379	23,911
Lyft, Inc., Class A*	5,135	52,634
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Rockwell Automation, Inc.	97	$27,491
SS&C Technologies Holdings, Inc.	292	17,094
Textron, Inc.	547	36,616
Total Industrials		297,088
Information Technology — 34.5%
Akamai Technologies, Inc.*	185	15,164
Amdocs Ltd.	140	12,775
ANSYS, Inc.*	49	15,382
AppLovin Corp., Class A*	1,308	22,236
Arista Networks, Inc.*	269	43,083
Cadence Design Systems, Inc.*	211	44,194
Ciena Corp.*	687	31,629
Cirrus Logic, Inc.*	154	13,212
Coherent Corp.*	447	15,261
Corning, Inc.	1,111	36,907
Crowdstrike Holdings, Inc., Class A*	159	19,088
Datadog, Inc., Class A*	382	25,739
Dell Technologies, Inc., Class C	2,601	113,118
DocuSign, Inc.*	286	14,140
Dropbox, Inc., Class A*	1,553	31,588
F5, Inc.*	138	18,542
Fortinet, Inc.*	292	18,411
GLOBALFOUNDRIES, Inc.*	253	14,876
GoDaddy, Inc., Class A*	376	28,456
Hewlett Packard Enterprise Co.	5,347	76,569
HP, Inc.	1,961	58,261
HubSpot, Inc.*	39	16,417
Juniper Networks, Inc.	1,994	60,119
Keysight Technologies, Inc.*	333	48,165
Microchip Technology, Inc.	466	34,013
MongoDB, Inc.*	67	16,077
Motorola Solutions, Inc.	177	51,578
NetApp, Inc.	537	33,772
Nutanix, Inc., Class A*	780	18,704
Okta, Inc.*	258	17,681
ON Semiconductor Corp.*	267	19,213
Pure Storage, Inc., Class A*	1,003	22,898
Qorvo, Inc.*	232	21,363
RingCentral, Inc., Class A*	420	11,575
Skyworks Solutions, Inc.	193	20,439
Splunk, Inc.*	390	33,634
Synopsys, Inc.*	165	61,268
Teradyne, Inc.	146	13,341
Trimble, Inc.*	670	31,557
Twilio, Inc., Class A*	597	31,408
Unity Software, Inc.*(a)	1,180	31,825
Western Digital Corp.*	2,230	76,801
Wix.com Ltd.*	188	16,399
Zebra Technologies Corp., Class A*	119	34,276
Zoom Video Communications, Inc., Class A*	390	23,958
Total Information Technology		1,415,112
Materials — 6.0%
Corteva, Inc.	1,295	79,150
DuPont de Nemours, Inc.	478	33,326
Ginkgo Bioworks Holdings, Inc.*(a)	48,239	58,852

See notes to financial statements.

Schedule of Investments — IQ U.S. Mid Cap R&D Leaders ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Materials (continued)
International Flavors & Fragrances, Inc.	439	$42,565
PPG Industries, Inc.	221	30,998
Total Materials		244,891
Real Estate — 0.8%
Zillow Group, Inc., Class C*	749	32,612
Total Common Stocks (Cost $4,738,665)		4,099,892
Short-Term Investments — 3.9%
Money Market Funds — 3.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(b)(c)	158,042	158,042
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(b)	1,750	1,750
Total Short-Term Investments (Cost $159,792)		159,792

	Shares	Value
Total Investments — 103.8% (Cost $4,898,457)		$4,259,684
Other Assets and Liabilities, Net — (3.8)%		(155,031)
Net Assets — 100.0%		$4,104,653

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $252,936; total market value of collateral held by the Fund was $259,040. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $100,998.

(b)
Reflects the 1-day yield at April 30, 2023.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$4,099,892	$—	$—	$4,099,892
Short-Term Investments:
Money Market Funds	159,792	—	—	159,792
Total Investments in Securities	$4,259,684	$—	$—	$4,259,684

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2023,the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ U.S. Large Cap R&D Leaders ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.8%
Communication Services — 15.5%
Activision Blizzard, Inc.*	182	$14,143
Alphabet, Inc., Class A*	3,171	340,375
AT&T, Inc.	689	12,175
Electronic Arts, Inc.	205	26,092
Meta Platforms, Inc., Class A*	1,106	265,794
Netflix, Inc.*	90	29,694
Pinterest, Inc., Class A*	359	8,257
Spotify Technology SA*	113	15,097
Total Communication Services		711,627
Consumer Discretionary — 12.6%
Airbnb, Inc., Class A*	128	15,318
Amazon.com, Inc.*	2,950	311,077
eBay, Inc.	320	14,857
Expedia Group, Inc.*	128	12,027
Ford Motor Co.	6,975	82,863
General Motors Co.	2,967	98,030
Rivian Automotive, Inc., Class A*	1,452	18,615
Tesla, Inc.*	173	28,426
Total Consumer Discretionary		581,213
Consumer Staples — 0.5%
Procter & Gamble Co. (The)	141	22,049
Financials — 1.1%
Block, Inc.*	285	17,325
PayPal Holdings, Inc.*	450	34,200
Total Financials		51,525
Health Care — 24.5%
Abbott Laboratories	297	32,810
AbbVie, Inc.	425	64,226
Alnylam Pharmaceuticals, Inc.*	48	9,562
Amgen, Inc.	195	46,749
Becton Dickinson and Co.	55	14,537
Biogen, Inc.*	75	22,817
Boston Scientific Corp.*	279	14,541
Bristol-Myers Squibb Co.	1,429	95,414
Danaher Corp.	73	17,294
Edwards Lifesciences Corp.*	118	10,382
Eli Lilly & Co.	221	87,485
Exelixis, Inc.*	514	9,406
GE HealthCare Technologies, Inc.*	137	11,144
Gilead Sciences, Inc.	654	53,765
Illumina, Inc.*	59	12,128
Incyte Corp.*	218	16,221
Johnson & Johnson	978	160,099
Medtronic PLC	350	31,833
Merck & Co., Inc.	1,312	151,497
Moderna, Inc.*	199	26,445
Novavax, Inc.*(a)	2,098	16,092
Pfizer, Inc.	2,880	112,003
Regeneron Pharmaceuticals, Inc.*	44	35,279
Seagen, Inc.*	68	13,600
Stryker Corp.	54	16,181
Thermo Fisher Scientific, Inc.	27	14,982
Vertex Pharmaceuticals, Inc.*	90	30,666
Total Health Care		1,127,158
	Shares	Value
Common Stocks (continued)
Industrials — 5.1%
3M Co.	182	$19,332
Boeing Co. (The)*	143	29,570
Caterpillar, Inc.	85	18,598
Cummins, Inc.	57	13,397
Deere & Co.	53	20,035
General Electric Co.	315	31,176
Honeywell International, Inc.	81	16,187
Lockheed Martin Corp.	37	17,185
Northrop Grumman Corp.	27	12,454
Raytheon Technologies Corp.	286	28,571
Uber Technologies, Inc.*	890	27,634
Total Industrials		234,139
Information Technology — 40.0%
Accenture PLC, Class A	45	12,613
Adobe, Inc.*	87	32,848
Advanced Micro Devices, Inc.*	510	45,579
Analog Devices, Inc.	91	16,369
Apple, Inc.	1,780	302,030
Applied Materials, Inc.	235	26,562
Atlassian Corp., Class A*	101	14,914
Autodesk, Inc.*	61	11,882
Broadcom, Inc.	78	48,867
Cadence Design Systems, Inc.*	60	12,567
Cisco Systems, Inc.	1,415	66,859
Corning, Inc.	318	10,564
Dell Technologies, Inc., Class C	745	32,400
Dropbox, Inc., Class A*	445	9,051
Hewlett Packard Enterprise Co.	1,531	21,924
HP, Inc.	562	16,697
Intel Corp.	5,867	182,229
International Business Machines Corp.	530	66,997
Intuit, Inc.	60	26,637
Juniper Networks, Inc.	334	10,070
KLA Corp.	32	12,369
Lam Research Corp.	34	17,819
Marvell Technology, Inc.	445	17,569
Microchip Technology, Inc.	133	9,708
Micron Technology, Inc.	549	35,334
Microsoft Corp.	951	292,204
NetApp, Inc.	154	9,685
NVIDIA Corp.	285	79,085
Oracle Corp.	979	92,731
Palo Alto Networks, Inc.*	79	14,414
QUALCOMM, Inc.	704	82,227
Salesforce, Inc.*	273	54,155
ServiceNow, Inc.*	40	18,377
Splunk, Inc.*	112	9,659
Synopsys, Inc.*	47	17,452
Texas Instruments, Inc.	95	15,884
Twilio, Inc., Class A*	171	8,996
Unity Software, Inc.*(a)	338	9,116
VMware, Inc., Class A*	279	34,883
Western Digital Corp.*	639	22,007
Workday, Inc., Class A*	120	22,337
Total Information Technology		1,843,670

See notes to financial statements.

Schedule of Investments — IQ U.S. Large Cap R&D Leaders ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Materials — 0.5%
Corteva, Inc.	217	$13,263
Ginkgo Bioworks Holdings, Inc.*(a)	8,085	9,864
Total Materials		23,127
Total Common Stocks (Cost $4,906,770)		4,594,508
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(b)(c)	25,838	25,838
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(b)	4,608	4,608
Total Short-Term Investments (Cost $30,446)		30,446

	Shares	Value
Total Investments — 100.5% (Cost $4,937,216)		$4,624,954
Other Assets and Liabilities, Net — (0.5)%		(22,520)
Net Assets — 100.0%		$4,602,434

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $34,363; total market value of collateral held by the Fund was $35,011. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $9,173.

(b)
Reflects the 1-day yield at April 30, 2023.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$4,594,508	$—	$—	$4,594,508
Short-Term Investments:
Money Market Funds	30,446	—	—	30,446
Total Investments in Securities	$4,624,954	$—	$—	$4,624,954

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Global Equity R&D Leaders ETF

April 30, 2023
	Shares	Value
Common Stocks — 97.5%
Belgium — 0.3%
UCB SA	154	$14,353
Brazil — 0.1%
MercadoLibre, Inc.*	6	7,665
China — 7.1%
Alibaba Group Holding Ltd.*	5,632	58,868
Baidu, Inc., Class A*	1,401	20,649
BeiGene Ltd.*	692	13,311
BYD Co., Ltd., Class H	667	20,053
China Energy Engineering Corp. Ltd., Class H	56,220	8,451
China Railway Group Ltd., Class H	29,518	22,637
Great Wall Motor Co., Ltd., Class H	6,329	7,611
Haier Smart Home Co., Ltd., Class H	3,464	11,231
JD.com, Inc., Class A	920	15,927
Kuaishou Technology*	2,238	14,626
Lenovo Group Ltd.	17,024	17,393
Li Auto, Inc., Class A*	646	7,526
Meituan, Class B*	1,380	23,381
Metallurgical Corp of China Ltd., Class H	61,598	18,754
NetEase, Inc.	948	16,738
NXP Semiconductors NV	78	12,772
Tencent Holdings Ltd.	1,542	67,652
Trip.com Group Ltd.*	238	8,332
Weichai Power Co., Ltd., Class H	5,082	7,484
Xiaomi Corp., Class B*	11,702	16,487
ZTE Corp., Class H	6,262	20,102
Total China		409,985
Denmark — 0.5%
Novo Nordisk A/S, Class B	177	29,484
Finland — 0.6%
Nokia OYJ	7,588	32,185
France — 1.3%
Airbus SE	189	26,528
Dassault Systemes SE	208	8,420
L’Oreal SA	21	10,033
Renault SA*	319	11,844
Thales SA	60	9,168
Valeo	567	11,058
Total France		77,051
Germany — 7.0%
BASF SE	370	19,137
Bayer AG	851	56,145
Bayerische Motoren Werke AG	504	56,443
Continental AG	462	32,347
Daimler Truck Holding AG*	386	12,759
Infineon Technologies AG	394	14,313
Mercedes-Benz Group AG	585	45,583
Merck KGaA*	111	19,919
SAP SE	397	53,848
Siemens AG	303	49,809
Siemens Energy AG*	428	10,480
Siemens Healthineers AG	257	16,008
	Shares	Value
Common Stocks (continued)
Germany (continued)
Traton SE	723	$16,698
Total Germany		403,489
Japan — 9.3%
Aisin Corp.	453	13,224
Astellas Pharma, Inc.	1,099	16,530
Canon, Inc.	782	18,596
Chugai Pharmaceutical Co., Ltd.	323	8,312
Daiichi Sankyo Co., Ltd.	537	18,327
Denso Corp.	537	32,145
Eisai Co., Ltd.	168	9,664
FUJIFILM Holdings Corp.	176	9,125
Hitachi Ltd.	349	19,185
Honda Motor Co., Ltd.	1,822	48,010
Mitsubishi Chemical Group Corp.	1,552	9,056
Mitsubishi Electric Corp.	1,020	12,577
NEC Corp.	188	7,193
Nippon Telegraph & Telephone Corp.	471	14,352
Nissan Motor Co., Ltd.	8,031	29,030
Otsuka Holdings Co., Ltd.	507	17,131
Panasonic Holdings Corp.	2,896	27,085
Renesas Electronics Corp.*	817	10,632
SoftBank Group Corp.	368	13,767
Sony Group Corp.	460	43,343
Sumitomo Chemical Co., Ltd.	3,224	10,844
Sumitomo Electric Industries Ltd.	595	7,533
Suzuki Motor Corp.	312	10,767
Takeda Pharmaceutical Co., Ltd.	1,036	34,329
TDK Corp.	289	9,859
Tokyo Electron Ltd.	83	9,445
Toshiba Corp.	276	8,919
Toyota Motor Corp.	4,922	67,126
Total Japan		536,106
Netherlands — 1.0%
ASML Holding NV	39	24,692
Koninklijke Philips NV	983	20,713
Shell PLC	292	8,999
Total Netherlands		54,404
Singapore — 0.2%
STMicroelectronics NV	256	10,899
South Korea — 4.3%
Hyundai Mobis Co., Ltd.	47	7,638
Hyundai Motor Co.	89	13,133
Kia Corp.	141	8,902
LG Chem Ltd.	15	8,293
LG Display Co., Ltd.*	702	7,784
LG Electronics, Inc.	207	16,905
NAVER Corp.	67	9,626
Samsung Electronics Co., Ltd.	3,009	147,258
SK Hynix, Inc.	397	26,548
Total South Korea		246,087
Sweden — 0.9%
Telefonaktiebolaget LM Ericsson, B Shares	6,432	35,348

See notes to financial statements.

Schedule of Investments — IQ Global Equity R&D Leaders ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Sweden (continued)
Volvo AB, B Shares	868	$17,838
Total Sweden		53,186
Switzerland — 1.6%
ABB Ltd.	267	9,636
Novartis AG	795	81,398
Total Switzerland		91,034
Taiwan — 1.8%
Delta Electronics, Inc.	780	7,612
Hon Hai Precision Industry Co., Ltd.	8,244	28,023
MediaTek, Inc.	1,135	24,552
Realtek Semiconductor Corp.	570	6,656
Taiwan Semiconductor Manufacturing Co., Ltd.	2,358	38,504
Total Taiwan		105,347
United Kingdom — 1.6%
AstraZeneca PLC	530	78,247
Rolls-Royce Holdings PLC*	4,165	7,965
Unilever PLC	142	7,918
Total United Kingdom		94,130
United States — 59.9%
3M Co.	116	12,322
Abbott Laboratories	190	20,989
AbbVie, Inc.	271	40,954
Accenture PLC, Class A	29	8,128
Activision Blizzard, Inc.*	116	9,014
Adobe, Inc.*	56	21,143
Advanced Micro Devices, Inc.*	329	29,403
Airbnb, Inc., Class A*	82	9,813
Alphabet, Inc., Class A*	2,504	268,779
Amazon.com, Inc.*	2,590	273,115
Amgen, Inc.	125	29,968
Analog Devices, Inc.	59	10,613
Apple, Inc.	1,149	194,962
Applied Materials, Inc.	152	17,181
AT&T, Inc.	440	7,775
Atlassian Corp., Class A*	65	9,598
Autodesk, Inc.*	39	7,597
Becton Dickinson and Co.	35	9,251
Biogen, Inc.*	48	14,603
Block, Inc.*	182	11,064
Boeing Co. (The)*	92	19,024
Boston Scientific Corp.*	178	9,277
Bristol-Myers Squibb Co.	913	60,961
Broadcom, Inc.	50	31,325
Cadence Design Systems, Inc.*	39	8,169
Caterpillar, Inc.	54	11,815
Cisco Systems, Inc.	904	42,714
Corning, Inc.	205	6,810
Corteva, Inc.	139	8,496
CSL Ltd.	47	9,336
Cummins, Inc.	37	8,696
Danaher Corp.	46	10,898
Deere & Co.	34	12,853
Dell Technologies, Inc., Class C	481	20,919
	Shares	Value
Common Stocks (continued)
United States (continued)
eBay, Inc.	204	$9,472
Edwards Lifesciences Corp.*	76	6,686
Electronic Arts, Inc.	131	16,674
Eli Lilly & Co.	141	55,816
Expedia Group, Inc.*	82	7,705
Ford Motor Co.	4,455	52,925
GE HealthCare Technologies, Inc.*	87	7,077
General Electric Co.	201	19,893
General Motors Co.	1,895	62,611
Gilead Sciences, Inc.	418	34,364
GSK PLC	2,905	52,615
Hewlett Packard Enterprise Co.	989	14,162
Honeywell International, Inc.	52	10,392
HP, Inc.	362	10,755
Illumina, Inc.*	38	7,811
Incyte Corp.*	139	10,343
Intel Corp.	3,787	117,624
International Business Machines Corp.	342	43,232
Intuit, Inc.	39	17,314
Johnson & Johnson	625	102,313
Juniper Networks, Inc.	213	6,422
KLA Corp.	20	7,731
Lam Research Corp.	22	11,530
Lockheed Martin Corp.	24	11,147
Marvell Technology, Inc.	288	11,370
Medtronic PLC	223	20,282
Merck & Co., Inc.	838	96,764
Meta Platforms, Inc., Class A*	1,115	267,957
Microchip Technology, Inc.	86	6,277
Micron Technology, Inc.	354	22,783
Microsoft Corp.	614	188,658
Moderna, Inc.*	127	16,877
Nestle SA	110	14,153
NetApp, Inc.	99	6,226
Netflix, Inc.*	58	19,136
Northrop Grumman Corp.	17	7,842
NVIDIA Corp.	184	51,058
Oracle Corp.	632	59,863
Palo Alto Networks, Inc.*	51	9,305
PayPal Holdings, Inc.*	288	21,888
Pfizer, Inc.	1,839	71,519
Pinterest, Inc., Class A*	232	5,336
Procter & Gamble Co. (The)	90	14,074
QUALCOMM, Inc.	454	53,027
Raytheon Technologies Corp.	183	18,282
Regeneron Pharmaceuticals, Inc.*	28	22,450
Rivian Automotive, Inc., Class A*	927	11,884
Roche Holding AG	382	120,323
Salesforce, Inc.*	176	34,913
Sanofi	538	59,395
Schneider Electric SE	76	13,242
Seagen, Inc.*	43	8,600
ServiceNow, Inc.*	26	11,945
Splunk, Inc.*	72	6,209
Spotify Technology SA*	72	9,619
Stellantis NV	2,387	39,529
Stryker Corp.	34	10,188
Synopsys, Inc.*	30	11,140

See notes to financial statements.

Schedule of Investments — IQ Global Equity R&D Leaders ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
United States (continued)
Tesla, Inc.*	110	$18,074
Texas Instruments, Inc.	61	10,199
Thermo Fisher Scientific, Inc.	17	9,433
Twilio, Inc., Class A*	110	5,787
Uber Technologies, Inc.*	568	17,636
Unity Software, Inc.*(a)	218	5,879
Vertex Pharmaceuticals, Inc.*	57	19,422
VMware, Inc., Class A*	180	22,505
Western Digital Corp.*	412	14,189
Workday, Inc., Class A*	77	14,333
Total United States		3,443,750
Total Common Stocks (Cost $5,758,583)		5,609,155
Preferred Stock — 2.1%
Germany — 2.1%
Volkswagen AG, 21.51% (Cost $146,903)	859	117,290

	Shares	Value
Short-Term Investment — 0.1%
Money Market Fund — 0.1%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(b) (Cost $6,711)	6,711	$6,711
Total Investments — 99.7% (Cost $5,912,197)		$5,733,156
Other Assets and Liabilities, Net — 0.3%		17,842
Net Assets — 100.0%		$5,750,998

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $5,745; total market value of collateral held consisted of non-cash U.S. Treasury securities collateral having a value of $5,903.

(b)
Reflects the 1-day yield at April 30, 2023.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(c)
Common Stocks	$5,609,155	$—	$—	$5,609,155
Preferred Stock	117,290	—	—	117,290
Short-Term Investment:
Money Market Fund	6,711	—	—	6,711
Total Investments in Securities	$5,733,156	$—	$—	$5,733,156

(c)
For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Global Resources ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.6%
Australia — 12.4%
Australian Agricultural Co., Ltd.*	9,824	$9,965
BHP Group Ltd.	45,659	1,339,717
Champion Iron Ltd.	4,662	19,933
Evolution Mining Ltd.	16,543	38,920
Fortescue Metals Group Ltd.	27,730	383,734
Glencore PLC	115,888	683,142
Gold Road Resources Ltd.	9,700	12,019
IGO Ltd.	6,817	61,944
Iluka Resources Ltd.	3,827	27,744
Inghams Group Ltd.	6,057	11,248
Mineral Resources Ltd.	1,697	82,629
Newcrest Mining Ltd.	8,034	153,544
Northern Star Resources Ltd.	10,351	92,073
OceanaGold Corp.	6,358	14,532
Perseus Mining Ltd.	12,328	18,168
Ramelius Resources Ltd.(a)	7,864	6,834
Regis Resources Ltd.	6,805	9,579
Rio Tinto PLC	14,704	933,127
Santos Ltd.	12,222	57,104
Silver Lake Resources Ltd.*	8,381	7,034
South32 Ltd.	41,114	115,202
Woodside Energy Group Ltd.	7,016	156,158
Total Australia		4,234,350
Austria — 0.3%
OMV AG	1,211	57,275
voestalpine AG	1,598	55,360
Total Austria		112,635
Brazil — 1.1%
Wheaton Precious Metals Corp.	4,084	201,294
Yara International ASA	4,151	166,489
Total Brazil		367,783
Burkina Faso — 0.2%
Endeavour Mining PLC	2,258	58,069
IAMGOLD Corp.*	4,324	12,370
Total Burkina Faso		70,439
Canada — 8.5%
Agnico Eagle Mines Ltd.	4,121	233,532
Alamos Gold, Inc., Class A	3,555	45,896
B2Gold Corp.	9,687	38,068
Barrick Gold Corp.	15,847	300,980
Canadian Natural Resources Ltd.	4,084	248,599
Capstone Copper Corp.*	6,244	29,326
Cenovus Energy, Inc.	7,072	118,571
Centerra Gold, Inc.	1,972	13,318
Dundee Precious Metals, Inc.	1,715	12,569
Enbridge, Inc.	7,501	297,927
Equinox Gold Corp.*	2,775	13,770
First Majestic Silver Corp.	2,461	17,365
Fortuna Silver Mines, Inc.*	2,620	9,813
Imperial Oil Ltd.	2,164	110,186
K92 Mining, Inc.*	2,107	10,004
Kinross Gold Corp.	11,031	55,549
Lundin Gold, Inc.	2,127	26,942
Maple Leaf Foods, Inc.	1,986	40,648
New Gold, Inc.*	6,159	7,901
Nutrien Ltd.	8,322	576,705
Osisko Gold Royalties Ltd.	1,661	26,967
Pan American Silver Corp.	1,902	33,825
	Shares	Value
Common Stocks (continued)
Canada (continued)
Pembina Pipeline Corp.	2,037	$66,984
Premium Brands Holdings Corp.	728	54,593
Sandstorm Gold Ltd.	2,698	15,496
SSR Mining, Inc.	1,866	26,691
Suncor Energy, Inc.	4,954	154,943
TC Energy Corp.	3,771	156,562
Torex Gold Resources, Inc.*	775	12,702
Tourmaline Oil Corp.	1,255	56,324
Wesdome Gold Mines Ltd.*	1,301	8,125
West Fraser Timber Co., Ltd.	1,363	98,484
Total Canada		2,919,365
Chile — 0.6%
Antofagasta PLC	8,903	163,432
Lundin Mining Corp.	6,958	53,097
Total Chile		216,529
China — 3.3%
China Hongqiao Group Ltd.	85,527	83,785
China Modern Dairy Holdings Ltd.	129,161	15,960
CMOC Group Ltd., Class H	192,782	117,635
COFCO Joycome Foods Ltd.*	63,670	16,384
Dali Foods Group Co., Ltd.	216,293	89,825
Guangdong Investment Ltd.	48,698	46,527
MMG Ltd.*	77,984	28,413
Southern Energy Holdings Group Ltd.*(b)	53,183	0
Wilmar International Ltd.	101,892	300,143
Zhaojin Mining Industry Co., Ltd., Class H*	29,519	46,930
Zijin Mining Group Co., Ltd., Class H	236,770	398,744
Total China		1,144,346
Denmark — 0.5%
Chr Hansen Holding A/S	2,148	167,289
Egypt — 0.0%(c)
Centamin PLC	10,433	13,546
Finland — 2.2%
Metso Outotec OYJ	7,452	82,270
Neste OYJ	2,844	137,961
Stora Enso OYJ, Class R	12,861	163,283
UPM-Kymmene OYJ	8,698	277,514
Valmet OYJ(a)	3,004	101,548
Total Finland		762,576
France — 2.2%
TotalEnergies SE(a)	9,240	591,042
Veolia Environnement SA	5,228	165,590
Total France		756,632
Germany — 0.3%
Aurubis AG	394	36,886
Suedzucker AG	3,331	67,370
Total Germany		104,256
Hong Kong — 0.1%
Vitasoy International Holdings Ltd.(a)	17,473	30,851
Indonesia — 0.2%
Golden Agri-Resources Ltd.	206,994	42,666
Nickel Industries Ltd.	24,622	15,458
Total Indonesia		58,124

See notes to financial statements.

Schedule of Investments — IQ Global Resources ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Ireland — 0.9%
Kerry Group PLC, Class A	2,888	$304,295
Italy — 0.7%
Eni SpA	13,048	198,010
Interpump Group SpA	811	45,197
Total Italy		243,207
Japan — 3.8%
Ajinomoto Co., Inc.	8,674	311,185
Asahi Holdings, Inc.	717	10,531
Fuji Oil Holdings, Inc.	1,399	21,525
Itoham Yonekyu Holdings, Inc.	4,662	25,507
JFE Holdings, Inc.	5,228	61,508
Kagome Co., Ltd.	1,400	33,929
Kewpie Corp.	2,262	37,975
Kikkoman Corp.	3,115	183,700
NH Foods Ltd.	1,667	48,603
Nichirei Corp.	2,095	42,988
Nippon Steel Corp.	8,287	176,068
Nisshin Seifun Group, Inc.	4,838	58,590
Oji Holdings Corp.	16,118	63,092
Prima Meat Packers Ltd.	818	13,817
S Foods, Inc.	514	11,400
Sumitomo Metal Mining Co., Ltd.	2,473	90,972
Toyo Suisan Kaisha Ltd.	1,662	74,089
Yamazaki Baking Co., Ltd.	3,394	45,489
Total Japan		1,310,968
Luxembourg — 0.6%
ArcelorMittal SA	7,269	206,321
Mexico — 1.7%
Fresnillo PLC	6,655	59,506
Southern Copper Corp.	7,015	538,963
Total Mexico		598,469
Netherlands — 2.6%
OCI NV	3,433	90,544
Shell PLC	26,000	801,297
Total Netherlands		891,841
New Zealand — 0.1%
Fletcher Building Ltd.	12,677	35,235
Norway — 1.4%
Equinor ASA	11,588	330,587
Norsk Hydro ASA	18,411	134,702
Total Norway		465,289
Portugal — 0.1%
Navigator Co. SA (The)	11,598	42,638
South Africa — 1.0%
Anglo American PLC	10,954	336,629
Spain — 0.3%
Befesa SA	361	16,244
Repsol SA	4,915	72,412
Total Spain		88,656
Sweden — 0.8%
AAK AB	4,234	85,198
Boliden AB(a)	2,468	88,111
	Shares	Value
Common Stocks (continued)
Sweden (continued)
Holmen AB, B Shares(a)	2,641	$99,721
Total Sweden		273,030
Switzerland — 0.1%
Bell Food Group AG	102	32,432
Turkey — 0.1%
Eldorado Gold Corp.*	1,660	18,322
United Kingdom — 3.4%
Associated British Foods PLC	12,876	316,555
BP PLC	66,950	449,694
Cranswick PLC	874	35,263
Greggs PLC	1,660	58,796
Severn Trent PLC	1,874	69,061
Spirax-Sarco Engineering PLC	550	76,665
Tate & Lyle PLC	7,583	77,678
United Utilities Group PLC	5,082	69,113
Total United Kingdom		1,152,825
United States — 49.7%
Alcoa Corp.	1,597	59,313
American Water Works Co., Inc.	1,355	200,879
Archer-Daniels-Midland Co.	8,973	700,612
Armstrong World Industries, Inc.	743	51,014
ATI, Inc.*	1,158	44,722
Baker Hughes Co.	3,726	108,948
Boise Cascade Co.	644	43,992
Builders FirstSource, Inc.*	2,265	214,654
Bunge Ltd.	2,446	228,946
Campbell Soup Co.	4,879	264,930
Cheniere Energy, Inc.	909	139,077
Chevron Corp.	7,131	1,202,144
Cleveland-Cliffs, Inc.*	4,634	71,271
Coeur Mining, Inc.*	2,669	9,075
Commercial Metals Co.	1,058	49,398
Conagra Brands, Inc.	7,778	295,253
ConocoPhillips	4,557	468,870
Coterra Energy, Inc.	2,845	72,832
Devon Energy Corp.	2,418	129,194
Diamondback Energy, Inc.	666	94,705
Dover Corp.	1,041	152,152
Ecolab, Inc.	2,119	355,653
EOG Resources, Inc.	2,177	260,086
Essential Utilities, Inc.	1,965	83,905
Exxon Mobil Corp.	15,198	1,798,531
Flowers Foods, Inc.	3,445	94,772
FMC Corp.	2,042	252,350
Freeport-McMoRan, Inc.	12,976	491,920
Fresh Del Monte Produce, Inc.	781	22,422
General Mills, Inc.	9,652	855,457
Graco, Inc.	1,249	99,033
Hain Celestial Group, Inc. (The)*	1,459	26,160
Halliburton Co.	3,341	109,418
Hecla Mining Co.	5,411	32,736
Hess Corp.	1,134	164,498
Hormel Foods Corp.	8,917	360,603
IDEX Corp.	563	116,158
Ingredion, Inc.	1,072	113,814
International Paper Co.	5,713	189,157
J&J Snack Foods Corp.	314	48,105
Kellogg Co.	5,578	389,177

See notes to financial statements.

Schedule of Investments — IQ Global Resources ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
United States (continued)
Kinder Morgan, Inc.	8,325	$142,774
Kraft Heinz Co. (The)	20,095	789,131
Louisiana-Pacific Corp.	1,170	69,896
Marathon Oil Corp.	2,344	56,631
Marathon Petroleum Corp.	1,681	205,082
Mondelez International, Inc., Class A	22,406	1,718,988
Mosaic Co. (The)	5,533	237,089
Mueller Industries, Inc.	515	37,003
Newmont Corp.	7,158	339,289
Nucor Corp.	2,288	339,036
Occidental Petroleum Corp.	3,333	205,079
ONEOK, Inc.	1,656	108,319
Pentair PLC	1,225	71,148
Phillips 66	1,725	170,775
Pilgrim’s Pride Corp.*	3,859	88,024
Pioneer Natural Resources Co.	874	190,139
Post Holdings, Inc.*	961	86,961
Reliance Steel & Aluminum Co.	531	131,582
Schlumberger NV	5,260	259,581
Seaboard Corp.	19	74,880
Simpson Manufacturing Co., Inc.	694	87,291
Steel Dynamics, Inc.	1,561	162,266
Targa Resources Corp.	837	63,219
Tyson Foods, Inc., Class A	5,689	355,506
UFP Industries, Inc.	1,005	78,913
United States Steel Corp.	2,062	47,179
Valero Energy Corp.	1,378	158,015
Watts Water Technologies, Inc., Class A	248	40,109
Williams Cos., Inc. (The)	4,511	136,503
Xylem, Inc.	1,343	139,457
Total United States		17,055,801
Zambia — 0.4%
First Quantum Minerals Ltd.	6,195	150,365
Total Common Stocks (Cost $30,859,197)		34,165,044

	Shares	Value
Short-Term Investments — 0.5%
Money Market Funds — 0.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(d)(e)	140,158	$140,158
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(d)	17,998	17,998
Total Short-Term Investments (Cost $158,156)		158,156
Total Investments — 100.1% (Cost $31,017,353)		34,323,200
Other Assets and Liabilities, Net — (0.1)%		(31,836)
Net Assets — 100.0%		$34,291,364

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $747,195; total market value of collateral held by the Fund was $779,823. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $639,665.

(b)
Security is fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs.

(c)
Less than 0.05%.

(d)
Reflects the 1-day yield at April 30, 2023.

(e)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Common Stocks	$34,165,044	$—	$0(g)	$34,165,044
Short-Term Investments:
Money Market Funds	158,156	—	—	158,156
Total Investments in Securities	$34,323,200	$—	$—	$34,323,200

(f)
For a complete listing of investments and their countries, see the Schedule of Investments.

(g)
The Level 3 security, valued at $0, has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of period. For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Real Return ETF

April 30, 2023
	Principal Amount	Value
U.S. Treasury Inflation Indexed Bonds — 58.7%
U.S. Treasury Inflation Indexed Bond
0.125%, due 7/15/24*(a)	$131,700	$162,691
0.125%, due 10/15/24*	120,300	137,148
0.125%, due 4/15/25*	99,200	111,506
0.125%, due 10/15/25*	120,700	135,205
0.125%, due 4/15/26*	94,300	103,628
0.125%, due 7/15/26*	111,100	134,048
0.125%, due 10/15/26*	141,300	148,979
0.125%, due 4/15/27*	150,500	152,407
0.125%, due 1/15/30*	47,700	51,763
0.125%, due 7/15/30*	52,400	56,930
0.125%, due 1/15/31*	57,500	61,080
0.125%, due 7/15/31*	60,300	61,963
0.125%, due 1/15/32*	73,400	72,411
0.125%, due 2/15/51*	20,400	16,102
0.125%, due 2/15/52*(a)	25,200	18,564
0.250%, due 1/15/25*	119,300	147,080
0.250%, due 7/15/29*	42,000	46,629
0.250%, due 2/15/50*	20,200	16,918
0.375%, due 7/15/23*	88,800	114,731
0.375%, due 7/15/25*	125,100	154,461
0.375%, due 1/15/27*	105,500	126,428
0.375%, due 7/15/27*	121,000	143,482
0.500%, due 4/15/24*	53,000	61,876
0.500%, due 1/15/28*	119,600	140,533
0.625%, due 1/15/24*	87,400	111,116
0.625%, due 1/15/26*	110,000	135,758
0.625%, due 7/15/32*	71,700	70,477
0.625%, due 2/15/43*	18,200	19,947
0.750%, due 7/15/28*	38,700	45,348
0.750%, due 2/15/42*	22,800	26,251
0.750%, due 2/15/45*	28,200	30,431
0.875%, due 1/15/29*	35,200	41,031
0.875%, due 2/15/47*	18,300	19,565
1.000%, due 2/15/46*	14,600	16,438
1.000%, due 2/15/48*	13,600	14,590
1.000%, due 2/15/49*	13,000	13,646
1.125%, due 1/15/33*	48,800	48,806
1.250%, due 4/15/28*	83,600	83,770
1.375%, due 2/15/44*	25,400	31,546
1.500%, due 2/15/53*	13,700	13,861
1.625%, due 10/15/27*	158,300	163,349
1.750%, due 1/15/28*	42,200	61,820
2.000%, due 1/15/26*	44,000	67,373
2.125%, due 2/15/40*	9,400	14,357
2.125%, due 2/15/41*	13,900	20,961
2.375%, due 1/15/25*	64,800	104,036
2.375%, due 1/15/27*	43,200	66,604
	Principal Amount	Value
U.S. Treasury Inflation Indexed Bonds (continued)
2.500%, due 1/15/29*	$15,400	$22,987
3.375%, due 4/15/32*	6,000	11,958
3.625%, due 4/15/28*	33,300	68,814
3.875%, due 4/15/29*	15,100	31,664
		3,733,067
Total U.S. Treasury Inflation Indexed Bonds (Cost $4,101,900)		3,733,067
	Shares
Common Stocks — 30.5%
Communication Services — 2.0%
Activision Blizzard, Inc.*	30	2,331
Alphabet, Inc., Class A*	255	27,372
Alphabet, Inc., Class C*	225	24,350
AT&T, Inc.	305	5,389
Charter Communications, Inc., Class A*(a)	4	1,475
Comcast Corp., Class A	183	7,571
Electronic Arts, Inc.	13	1,655
Fox Corp., Class A	13	432
Fox Corp., Class B	8	244
Liberty Broadband Corp., Class A*	2	169
Liberty Broadband Corp., Class C*	7	593
Liberty Media Corp.-Liberty Formula One, Class A*	1	65
Liberty Media Corp.-Liberty Formula One, Class C*	7	505
Liberty Media Corp.-Liberty SiriusXM*	8	224
Liberty Media Corp.-Liberty SiriusXM, Class A*	2	56
Live Nation Entertainment, Inc.*	8	542
Match Group, Inc.*	12	443
Meta Platforms, Inc., Class A*	96	23,071
Netflix, Inc.*	19	6,269
Omnicom Group, Inc.	7	634
Paramount Global, Class A	1	26
Paramount Global, Class B	25	583
Pinterest, Inc., Class A*	22	506
ROBLOX Corp., Class A*	13	463
Sirius XM Holdings, Inc.(a)	35	133
Snap, Inc., Class A*	53	462
Spotify Technology SA*	5	668
Take-Two Interactive Software, Inc.*	7	870
T-Mobile US, Inc.*	28	4,029
Trade Desk, Inc. (The), Class A*	18	1,158
Verizon Communications, Inc.	168	6,523
Walt Disney Co. (The)*	77	7,893
Warner Bros Discovery, Inc.*	91	1,239

See notes to financial statements.

Schedule of Investments — IQ Real Return ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Communication Services (continued)
Warner Music Group Corp., Class A	3	$91
Total Communication Services		128,034
Consumer Discretionary — 2.3%
Airbnb, Inc., Class A*	16	1,915
Amazon.com, Inc.*	381	40,176
Aptiv PLC*	13	1,337
AutoZone, Inc.*	1	2,663
Best Buy Co., Inc.	8	596
Booking Holdings, Inc.*	2	5,373
Carnival Corp.*(a)	34	313
Chewy, Inc., Class A*	2	62
Chipotle Mexican Grill, Inc.*	1	2,068
Darden Restaurants, Inc.	6	912
Domino’s Pizza, Inc.	2	635
DoorDash, Inc., Class A*	13	795
DR Horton, Inc.	13	1,428
eBay, Inc.	26	1,207
Etsy, Inc.*	7	707
Expedia Group, Inc.*	8	752
Ford Motor Co.	164	1,948
Garmin Ltd.	7	687
General Motors Co.	57	1,883
Genuine Parts Co.	7	1,178
Hilton Worldwide Holdings, Inc.	11	1,584
Home Depot, Inc. (The)	43	12,923
Las Vegas Sands Corp.*	16	1,022
Lennar Corp., Class A	11	1,241
Lennar Corp., Class B	2	196
Lowe’s Cos., Inc.	27	5,611
Lucid Group, Inc.*(a)	25	198
Lululemon Athletica, Inc.*	5	1,900
Marriott International, Inc., Class A	12	2,032
McDonald’s Corp.	31	9,168
MGM Resorts International	16	719
NIKE, Inc., Class B	53	6,716
O’Reilly Automotive, Inc.*	3	2,752
Rivian Automotive, Inc., Class A*	27	346
Ross Stores, Inc.	13	1,387
Royal Caribbean Cruises Ltd.*	9	589
Starbucks Corp.	47	5,372
Tesla, Inc.*	115	18,896
TJX Cos., Inc. (The)	47	3,705
Tractor Supply Co.	4	954
Ulta Beauty, Inc.*	2	1,103
VF Corp.	17	400
Yum! Brands, Inc.	12	1,687
Total Consumer Discretionary		147,136
	Shares	Value
Common Stocks (continued)
Consumer Staples — 1.7%
Altria Group, Inc.	80	$3,801
Archer-Daniels-Midland Co.	24	1,874
Brown-Forman Corp., Class A	3	198
Brown-Forman Corp., Class B	13	846
Campbell Soup Co.	8	435
Church & Dwight Co., Inc.	11	1,068
Clorox Co. (The)	6	994
Coca-Cola Co. (The)	168	10,777
Colgate-Palmolive Co.	36	2,873
Conagra Brands, Inc.	22	835
Constellation Brands, Inc., Class A	7	1,606
Costco Wholesale Corp.	19	9,561
Dollar General Corp.	10	2,215
Dollar Tree, Inc.*	9	1,383
Estee Lauder Cos., Inc. (The), Class A	9	2,221
General Mills, Inc.	26	2,304
Hershey Co. (The)	6	1,638
Hormel Foods Corp.	12	485
J M Smucker Co. (The)	3	463
Kellogg Co.	13	907
Keurig Dr Pepper, Inc.	38	1,243
Kimberly-Clark Corp.	14	2,029
Kraft Heinz Co. (The)	36	1,414
Kroger Co. (The)	27	1,313
McCormick & Co., Inc.	11	966
Mondelez International, Inc., Class A	60	4,603
Monster Beverage Corp.*	36	2,016
PepsiCo, Inc.	60	11,453
Philip Morris International, Inc.	66	6,598
Procter & Gamble Co. (The)	101	15,794
Sysco Corp.	23	1,765
Target Corp.	21	3,313
Tyson Foods, Inc., Class A	12	750
Walgreens Boots Alliance, Inc.	30	1,058
Walmart, Inc.	61	9,209
Total Consumer Staples		110,008
Energy — 2.2%
Baker Hughes Co.	85	2,485
Cheniere Energy, Inc.	22	3,366
Chevron Corp.	151	25,456
ConocoPhillips	107	11,009
Coterra Energy, Inc.	68	1,741
Devon Energy Corp.	57	3,046
Diamondback Energy, Inc.	16	2,275
EOG Resources, Inc.	50	5,974
EQT Corp.	29	1,010
Exxon Mobil Corp.	351	41,537

See notes to financial statements.

Schedule of Investments — IQ Real Return ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Energy (continued)
Halliburton Co.	73	$2,391
Hess Corp.	23	3,336
Kinder Morgan, Inc.	168	2,881
Marathon Oil Corp.	62	1,498
Marathon Petroleum Corp.	39	4,758
Occidental Petroleum Corp.	60	3,692
ONEOK, Inc.	39	2,551
Phillips 66	42	4,158
Pioneer Natural Resources Co.	19	4,133
Schlumberger NV	122	6,021
Targa Resources Corp.	18	1,360
Valero Energy Corp.	32	3,669
Williams Cos., Inc. (The)	108	3,268
Total Energy		141,615
Financials — 5.3%
Aflac, Inc.	49	3,423
Allstate Corp. (The)	22	2,547
American Express Co.	48	7,744
American International Group, Inc.	65	3,448
Ameriprise Financial, Inc.	9	2,746
Aon PLC, Class A	17	5,528
Apollo Global Management, Inc.	29	1,838
Arch Capital Group Ltd.*	33	2,477
Ares Management Corp., Class A	13	1,139
Arthur J Gallagher & Co.	18	3,745
Bank of America Corp.	596	17,451
Bank of New York Mellon Corp. (The)	65	2,768
Berkshire Hathaway, Inc., Class B*	108	35,483
BlackRock, Inc.	12	8,054
Blackstone, Inc.(a)	60	5,360
Block, Inc.*	23	1,398
Blue Owl Capital, Inc.	37	417
Brown & Brown, Inc.	22	1,417
Capital One Financial Corp.	32	3,114
Charles Schwab Corp. (The)	129	6,739
Chubb Ltd.	36	7,256
Cincinnati Financial Corp.	14	1,490
Citigroup, Inc.	159	7,484
Citizens Financial Group, Inc.	46	1,423
CME Group, Inc.	32	5,945
Coinbase Global, Inc., Class A*(a)	11	592
Corebridge Financial, Inc.	7	118
Discover Financial Services	23	2,380
FactSet Research Systems, Inc.	2	823
Fidelity National Information Services, Inc.	27	1,585
Fifth Third Bancorp	59	1,546
	Shares	Value
Common Stocks (continued)
Financials (continued)
First Republic Bank(a)	15	$53
Fiserv, Inc.*	26	3,175
FleetCor Technologies, Inc.*	2	428
Franklin Resources, Inc.(a)	27	726
Global Payments, Inc.	11	1,240
Goldman Sachs Group, Inc. (The)	29	9,960
Hartford Financial Services Group, Inc. (The)	27	1,917
Huntington Bancshares, Inc.	119	1,333
Interactive Brokers Group, Inc., Class A	7	545
Intercontinental Exchange, Inc.	48	5,229
JPMorgan Chase & Co.	248	34,283
KeyCorp	75	844
KKR & Co., Inc.	55	2,919
Loews Corp.	17	979
LPL Financial Holdings, Inc.	7	1,462
M&T Bank Corp.	14	1,761
Markel Corp.*	1	1,368
Marsh & McLennan Cos., Inc.	43	7,748
Mastercard, Inc., Class A	36	13,681
MetLife, Inc.	52	3,189
Moody’s Corp.	7	2,192
Morgan Stanley	113	10,167
MSCI, Inc.	3	1,447
Nasdaq, Inc.	34	1,883
Northern Trust Corp.	17	1,329
PayPal Holdings, Inc.*	49	3,724
PNC Financial Services Group, Inc. (The)	34	4,428
Principal Financial Group, Inc.	23	1,718
Progressive Corp. (The)	50	6,820
Prudential Financial, Inc.	32	2,784
Raymond James Financial, Inc.	17	1,539
Regions Financial Corp.	79	1,442
Rocket Cos., Inc., Class A*(a)	13	116
S&P Global, Inc.	14	5,076
State Street Corp.	27	1,951
Synchrony Financial	43	1,269
T Rowe Price Group, Inc.(a)	19	2,134
Tradeweb Markets, Inc., Class A	7	493
Travelers Cos., Inc. (The)	21	3,804
Truist Financial Corp.	112	3,649
US Bancorp	118	4,045
Visa, Inc., Class A(a)	69	16,058
W R Berkley Corp.	18	1,060
Wells Fargo & Co.	333	13,237
Willis Towers Watson PLC	9	2,085
Total Financials		334,768

See notes to financial statements.

Schedule of Investments — IQ Real Return ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Health Care — 3.4%
Abbott Laboratories	73	$8,064
AbbVie, Inc.	77	11,636
Agilent Technologies, Inc.	13	1,761
Align Technology, Inc.*	2	651
Alnylam Pharmaceuticals, Inc.*	5	996
AmerisourceBergen Corp.	8	1,335
Amgen, Inc.	22	5,274
Avantor, Inc.*	22	429
Baxter International, Inc.	22	1,049
Becton Dickinson and Co.	12	3,172
Biogen, Inc.*	6	1,825
BioMarin Pharmaceutical, Inc.*	7	672
Bio-Rad Laboratories, Inc., Class A*	1	451
Boston Scientific Corp.*	62	3,231
Bristol-Myers Squibb Co.	91	6,076
Cardinal Health, Inc.	13	1,067
Centene Corp.*	25	1,723
Cigna Corp.	13	3,293
Cooper Cos., Inc. (The)	2	763
CVS Health Corp.	56	4,105
Danaher Corp.	28	6,634
Dexcom, Inc.*	16	1,941
Edwards Lifesciences Corp.*	28	2,463
Elevance Health, Inc.	10	4,687
Eli Lilly & Co.	36	14,251
GE HealthCare Technologies, Inc.*	15	1,220
Gilead Sciences, Inc.	55	4,522
HCA Healthcare, Inc.	9	2,586
Hologic, Inc.*	10	860
Horizon Therapeutics PLC*	11	1,223
Humana, Inc.	5	2,653
ICON PLC*	3	578
IDEXX Laboratories, Inc.*	4	1,969
Illumina, Inc.*	7	1,439
Incyte Corp.*	7	521
Insulet Corp.*	2	636
Intuitive Surgical, Inc.*	15	4,518
IQVIA Holdings, Inc.*	7	1,318
Johnson & Johnson	112	18,334
Laboratory Corp. of America Holdings	3	680
McKesson Corp.	6	2,185
Medtronic PLC	58	5,275
Merck & Co., Inc.	109	12,586
Mettler-Toledo International, Inc.*	1	1,492
Moderna, Inc.*	15	1,993
Molina Healthcare, Inc.*	2	596
PerkinElmer, Inc.	5	652
Pfizer, Inc.	243	9,450
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Quest Diagnostics, Inc.	5	$694
Regeneron Pharmaceuticals, Inc.*	4	3,207
ResMed, Inc.	6	1,446
Royalty Pharma PLC, Class A	13	457
Seagen, Inc.*	6	1,200
STERIS PLC	4	754
Stryker Corp.	14	4,195
Teleflex, Inc.	2	545
Thermo Fisher Scientific, Inc.	17	9,433
UnitedHealth Group, Inc.	40	19,684
Veeva Systems, Inc., Class A*	7	1,254
Vertex Pharmaceuticals, Inc.*	11	3,748
Waters Corp.*	2	601
West Pharmaceutical Services, Inc.	3	1,084
Zimmer Biomet Holdings, Inc.	9	1,246
Zoetis, Inc.	17	2,988
Total Health Care		217,371
Industrials — 3.8%
3M Co.	48	5,099
AMETEK, Inc.	20	2,759
Automatic Data Processing, Inc.	17	3,740
Boeing Co. (The)*	51	10,546
Broadridge Financial Solutions, Inc.	5	727
Carrier Global Corp.	75	3,136
Caterpillar, Inc.	45	9,846
Cintas Corp.	7	3,190
Copart, Inc.*	20	1,581
CoStar Group, Inc.*	18	1,385
CSX Corp.	179	5,485
Cummins, Inc.	12	2,820
Deere & Co.	23	8,694
Delta Air Lines, Inc.*	13	446
Dover Corp.	12	1,754
Eaton Corp. PLC	35	5,849
Emerson Electric Co.	50	4,163
Equifax, Inc.	5	1,042
Expeditors International of Washington, Inc.	14	1,594
Fastenal Co.	50	2,692
FedEx Corp.	20	4,556
Ferguson PLC	18	2,535
Fortive Corp.	30	1,893
General Dynamics Corp.	21	4,585
General Electric Co.	92	9,105
Grab Holdings Ltd., Class A*	111	323
HEICO Corp.	3	506
HEICO Corp., Class A	6	805

See notes to financial statements.

Schedule of Investments — IQ Real Return ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Honeywell International, Inc.	58	$11,591
Howmet Aerospace, Inc.	32	1,417
IDEX Corp.	7	1,444
Illinois Tool Works, Inc.	23	5,565
Ingersoll Rand, Inc.	32	1,825
Jacobs Solutions, Inc.	12	1,385
JB Hunt Transport Services, Inc.	8	1,402
Johnson Controls International PLC	58	3,471
L3Harris Technologies, Inc.	17	3,318
Leidos Holdings, Inc.	6	560
Lockheed Martin Corp.	22	10,218
Masco Corp.	12	642
Norfolk Southern Corp.	20	4,061
Northrop Grumman Corp.	12	5,535
Old Dominion Freight Line, Inc.	9	2,883
Otis Worldwide Corp.	38	3,241
PACCAR, Inc.	42	3,137
Parker-Hannifin Corp.	11	3,574
Paychex, Inc.	13	1,428
Paycom Software, Inc.*	2	581
Quanta Services, Inc.	13	2,205
Raytheon Technologies Corp.	128	12,787
Republic Services, Inc.	17	2,459
Rockwell Automation, Inc.	10	2,834
Rollins, Inc.	20	845
Southwest Airlines Co.	11	333
SS&C Technologies Holdings, Inc.	9	527
Stanley Black & Decker, Inc.	12	1,036
Trane Technologies PLC	21	3,902
TransDigm Group, Inc.	4	3,060
TransUnion	8	550
Uber Technologies, Inc.*	83	2,577
Union Pacific Corp.	53	10,372
United Airlines Holdings, Inc.*	9	394
United Parcel Service, Inc., Class B	63	11,328
United Rentals, Inc.	6	2,167
Verisk Analytics, Inc.	8	1,553
Waste Management, Inc.	35	5,812
Westinghouse Air Brake Technologies Corp.	14	1,367
WW Grainger, Inc.	4	2,782
Xylem, Inc.	15	1,558
Total Industrials		238,582
Information Technology — 6.4%
Accenture PLC, Class A	28	7,848
Adobe, Inc.*	20	7,551
Advanced Micro Devices, Inc.*	68	6,077
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Akamai Technologies, Inc.*	7	$574
Amphenol Corp., Class A	53	4,000
Analog Devices, Inc.	22	3,957
ANSYS, Inc.*	4	1,256
Apple, Inc.	638	108,256
Applied Materials, Inc.	37	4,182
Arista Networks, Inc.*	10	1,602
Atlassian Corp., Class A*	7	1,034
Autodesk, Inc.*	9	1,753
Broadcom, Inc.	17	10,650
Cadence Design Systems, Inc.*	13	2,723
CDW Corp.	6	1,018
Cisco Systems, Inc.	162	7,654
Cloudflare, Inc., Class A*(a)	11	518
Cognizant Technology Solutions Corp., Class A	24	1,433
Corning, Inc.	30	997
Crowdstrike Holdings, Inc., Class A*	9	1,080
Datadog, Inc., Class A*	13	876
Dell Technologies, Inc., Class C	12	522
DocuSign, Inc.*	8	396
Enphase Energy, Inc.*	12	1,970
EPAM Systems, Inc.*	2	565
Fair Isaac Corp.*	1	728
First Solar, Inc.*	8	1,461
Fortinet, Inc.*	28	1,765
Gartner, Inc.*	3	907
GLOBALFOUNDRIES, Inc.*(a)	2	118
Hewlett Packard Enterprise Co.	57	816
HP, Inc.	40	1,188
HubSpot, Inc.*	2	842
Intel Corp.	174	5,404
International Business Machines Corp.	38	4,804
Intuit, Inc.	12	5,327
Keysight Technologies, Inc.*	16	2,314
KLA Corp.	6	2,319
Lam Research Corp.	6	3,144
Marvell Technology, Inc.	37	1,461
Microchip Technology, Inc.	24	1,752
Micron Technology, Inc.	47	3,025
Microsoft Corp.	318	97,709
MongoDB, Inc.*	3	720
Monolithic Power Systems, Inc.	2	924
Motorola Solutions, Inc.	7	2,040
NetApp, Inc.	9	566
NVIDIA Corp.	101	28,026
NXP Semiconductors NV	11	1,801
Okta, Inc.*	8	548

See notes to financial statements.

Schedule of Investments — IQ Real Return ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
ON Semiconductor Corp.*	17	$1,223
Oracle Corp.	67	6,346
Palantir Technologies, Inc., Class A*	72	558
Palo Alto Networks, Inc.*	12	2,190
QUALCOMM, Inc.	47	5,490
Roper Technologies, Inc.	5	2,274
Salesforce, Inc.*	42	8,332
Seagate Technology Holdings PLC	8	470
ServiceNow, Inc.*	9	4,135
Skyworks Solutions, Inc.	7	741
Snowflake, Inc., Class A*	13	1,925
SolarEdge Technologies, Inc.*	5	1,428
Splunk, Inc.*	7	604
Synopsys, Inc.*	6	2,228
TE Connectivity Ltd.	27	3,304
Teledyne Technologies, Inc.*	2	829
Teradyne, Inc.	7	640
Texas Instruments, Inc.	40	6,688
Trimble, Inc.*	22	1,036
Tyler Technologies, Inc.*	2	758
Unity Software, Inc.*	8	216
VeriSign, Inc.*	4	887
VMware, Inc., Class A*	10	1,250
Western Digital Corp.*	13	448
Workday, Inc., Class A*	8	1,489
Zebra Technologies Corp., Class A*	2	576
Zoom Video Communications, Inc., Class A*	8	492
Zscaler, Inc.*(a)	3	270
Total Information Technology		405,028
Materials — 0.9%
Air Products and Chemicals, Inc.	19	5,593
Albemarle Corp.	10	1,855
Amcor PLC	127	1,393
Ball Corp.	29	1,542
Celanese Corp.	8	850
CF Industries Holdings, Inc.	17	1,217
Corteva, Inc.	61	3,728
Dow, Inc.	62	3,373
DuPont de Nemours, Inc.	39	2,719
Ecolab, Inc.	23	3,860
FMC Corp.	12	1,483
Freeport-McMoRan, Inc.	123	4,663
International Flavors & Fragrances, Inc.	23	2,230
International Paper Co.	31	1,026
LyondellBasell Industries NV, Class A	22	2,081
Martin Marietta Materials, Inc.	5	1,816
	Shares	Value
Common Stocks (continued)
Materials (continued)
Mosaic Co. (The)	33	$1,414
Newmont Corp.	67	3,176
Nucor Corp.	23	3,408
PPG Industries, Inc.	21	2,946
Sherwin-Williams Co. (The)	20	4,751
Steel Dynamics, Inc.	14	1,455
Vulcan Materials Co.	12	2,102
Total Materials		58,681
Real Estate — 1.2%
Alexandria Real Estate Equities, Inc.	14	1,738
American Tower Corp.	39	7,971
AvalonBay Communities, Inc.	13	2,345
CBRE Group, Inc., Class A*	27	2,070
Crown Castle, Inc.	37	4,554
Digital Realty Trust, Inc.	25	2,479
Equinix, Inc.	8	5,793
Equity Residential	33	2,087
Essex Property Trust, Inc.	6	1,318
Extra Space Storage, Inc.	12	1,824
Healthpeak Properties, Inc.	46	1,011
Invitation Homes, Inc.	56	1,869
Mid-America Apartment Communities, Inc.	10	1,538
Prologis, Inc.	80	10,020
Public Storage	13	3,833
Realty Income Corp.	54	3,393
SBA Communications Corp.	9	2,348
Simon Property Group, Inc.	27	3,060
Sun Communities, Inc.	10	1,389
UDR, Inc.	28	1,157
Ventas, Inc.	37	1,778
VICI Properties, Inc., Class A	85	2,885
Welltower, Inc.	40	3,169
Weyerhaeuser Co.	67	2,004
WP Carey, Inc.	18	1,336
Total Real Estate		72,969
Utilities — 1.3%
AES Corp. (The)	58	1,372
Alliant Energy Corp.	23	1,268
Ameren Corp.	23	2,046
American Electric Power Co., Inc.	45	4,159
American Water Works Co., Inc.	16	2,372
Atmos Energy Corp.	12	1,370
Avangrid, Inc.	8	322
CenterPoint Energy, Inc.	56	1,706
CMS Energy Corp.	22	1,370

See notes to financial statements.

Schedule of Investments — IQ Real Return ETF  (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
Utilities (continued)
Consolidated Edison, Inc.	32	$3,151
Constellation Energy Corp.	29	2,245
Dominion Energy, Inc.	73	4,171
DTE Energy Co.	14	1,574
Duke Energy Corp.	66	6,526
Edison International	33	2,429
Entergy Corp.	18	1,936
Evergy, Inc.	18	1,118
Eversource Energy	30	2,328
Exelon Corp.	88	3,735
FirstEnergy Corp.	48	1,910
NextEra Energy, Inc.	170	13,027
PG&E Corp.*(a)	143	2,447
PPL Corp.	64	1,838
Public Service Enterprise Group, Inc.	42	2,654
Sempra Energy	28	4,354
Southern Co. (The)	93	6,840
WEC Energy Group, Inc.	28	2,693
Xcel Energy, Inc.	48	3,356
Total Utilities		84,317
Total Common Stocks (Cost $2,060,464)		1,938,509
Investment Companies — 9.9%
Commodity Funds — 9.9%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	17,726	250,823
iShares GSCI Commodity Dynamic Roll Strategy ETF	14,099	375,456
Total Commodity Funds		626,279
Total Investment Companies (Cost $796,463)		626,279

	Shares	Value
Short-Term Investments — 1.7%
Money Market Funds — 1.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(b)(c)	1,144	$1,144
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(b)	105,221	105,221
Total Short-Term Investments (Cost $106,365)		106,365
Total Investments — 100.8% (Cost $7,065,192)		6,404,220
Other Assets and Liabilities, Net — (0.8)%		(46,021)
Net Assets — 100.0%		$6,358,199

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $208,465; total market value of collateral held by the Fund was $212,405. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $211,261.

(b)
Reflects the 1-day yield at April 30, 2023.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
U.S. Treasury Inflation Indexed Bonds	$—	$3,733,067	$—	$3,733,067
Common Stocks	1,938,509	—	—	1,938,509
Investment Companies	626,279	—	—	626,279
Short-Term Investments:
Money Market Funds	106,365	—	—	106,365
Total Investments in Securities	$2,671,153	$3,733,067	$—	$6,404,220

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2023, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Clean Oceans ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.5%
Austria — 1.3%
ANDRITZ AG	211	$13,709
Verbund AG	587	52,427
Total Austria		66,136
Canada — 0.2%
Ballard Power Systems, Inc.*	2,294	10,131
China — 2.9%
NXP Semiconductors NV	869	142,290
SITC International Holdings Co., Ltd.	5,691	10,483
Total China		152,773
Denmark — 7.1%
AP Moller — Maersk A/S, Class B	52	93,929
Chr Hansen Holding A/S	536	41,744
Dfds A/S	320	12,873
Orsted A/S	984	88,412
Vestas Wind Systems A/S*	5,091	140,605
Total Denmark		377,563
Faroe Islands — 0.3%
Bakkafrost P/F	205	14,880
Finland — 0.3%
Wartsila OYJ Abp	1,330	15,417
France — 9.1%
Dassault Systemes SE	3,525	142,705
Legrand SA	1,352	127,916
L’Oreal SA	391	186,802
Neoen SA	462	13,873
Societe BIC SA	196	12,107
Total France		483,403
Germany — 7.9%
adidas AG	829	145,922
Encavis AG	650	11,248
Hapag-Lloyd AG	46	14,280
Nordex SE*	854	10,258
Siemens AG	1,031	169,481
SMA Solar Technology AG*	167	18,031
Zalando SE*	1,222	50,146
Total Germany		419,366
Ireland — 2.0%
Kingspan Group PLC	798	55,238
Smurfit Kappa Group PLC	1,339	49,513
Total Ireland		104,751
Japan — 8.8%
FANUC Corp.	4,665	157,219
Kurita Water Industries Ltd.	291	12,117
Nippon Yusen K.K.	2,418	56,878
Nitto Denko Corp.	745	47,929
Panasonic Holdings Corp.	10,981	102,701
Rohm Co., Ltd.	432	32,297
TOTO Ltd.	388	13,236
Yaskawa Electric Corp.	1,120	45,322
Total Japan		467,699
	Shares	Value
Common Stocks (continued)
Norway — 0.3%
Leroy Seafood Group ASA	2,747	$14,402
Portugal — 1.5%
EDP — Energias de Portugal SA	14,475	79,902
Singapore — 2.6%
STMicroelectronics NV	3,270	139,222
South Korea — 0.9%
LG Electronics, Inc.	588	48,019
Spain — 3.7%
EDP Renovaveis SA*	610	13,576
Iberdrola SA	13,395	174,203
Solaria Energia y Medio Ambiente SA*	700	11,059
Total Spain		198,838
Sweden — 0.3%
Thule Group AB	610	17,585
Switzerland — 5.4%
DSM-Firmenich AG*	904	118,524
Givaudan SA	48	168,368
Total Switzerland		286,892
Taiwan — 0.2%
Yang Ming Marine Transport Corp.	5,971	12,256
United Kingdom — 5.3%
Burberry Group PLC	1,970	64,156
DS Smith PLC	6,923	26,983
Kingfisher PLC	9,844	31,860
Pennon Group PLC	1,278	13,814
Severn Trent PLC	1,225	45,144
Spirax-Sarco Engineering PLC	380	52,968
United Utilities Group PLC	3,497	47,558
Total United Kingdom		282,483
United States — 39.4%
Acuity Brands, Inc.	167	26,282
Analog Devices, Inc.	841	151,279
Avangrid, Inc.	313	12,601
Badger Meter, Inc.	108	14,292
Ball Corp.	1,626	86,471
Brookfield Renewable Corp., Class A	455	15,202
California Water Service Group	219	12,281
Crown Holdings, Inc.	614	52,669
Ecolab, Inc.	970	162,805
Enphase Energy, Inc.*	690	113,298
First Solar, Inc.*	521	95,124
Graphic Packaging Holding Co.	1,586	39,111
Intel Corp.	6,117	189,994
Microsoft Corp.	617	189,579
NIKE, Inc., Class B	1,303	165,116
O-I Glass, Inc.*	578	12,988
Ormat Technologies, Inc.	152	13,043
Rockwell Automation, Inc.	530	150,207
Schneider Electric SE	979	170,574
Signify NV	366	12,207
Skyworks Solutions, Inc.	827	87,579

See notes to financial statements.

Schedule of Investments — IQ Clean Oceans ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
United States (continued)
SolarEdge Technologies, Inc.*	289	$82,547
Sunrun, Inc.*	577	12,140
Westrock Co.	1,320	39,508
Williams-Sonoma, Inc.	343	41,517
WillScot Mobile Mini Holdings Corp.*	1,065	48,351
Xylem, Inc.	938	97,402
Total United States		2,094,167
Total Common Stocks
(Cost $5,357,207)		5,285,885
Short-Term Investment — 0.1%
Money Market Fund — 0.1%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(a)
(Cost $3,019)	3,019	3,019

	Shares	Value
Total Investments — 99.6%
(Cost $5,360,226)		$5,288,904
Other Assets and Liabilities, Net — 0.4%		21,550
Net Assets — 100.0%		$5,310,454

*
Non-income producing securities.

(a)
Reflects the 1-day yield at April 30, 2023.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(b)
Common Stocks	$5,285,885	$—	$—	$5,285,885
Short-Term Investment:
Money Market Fund	3,019	—	—	3,019
Total Investments in Securities	$5,288,904	$—	$—	$5,288,904

(b)
For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2023 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Cleaner Transport ETF

April 30, 2023
	Shares	Value
Common Stocks — 96.5%
Belgium — 0.4%
Umicore SA	675	$22,177
Canada — 0.2%
Ballard Power Systems, Inc.*	2,793	12,335
China — 10.0%
BYD Co., Ltd., Class H	6,511	195,747
COSCO SHIPPING Holdings Co., Ltd., Class H	69,079	79,904
Flat Glass Group Co., Ltd., Class H	11,346	31,726
Li Auto, Inc.*	2,878	67,633
NIO, Inc.*(a)	5,183	40,790
NXP Semiconductors NV	874	143,109
Xinyi Solar Holdings Ltd.	15,264	16,314
XPeng, Inc.*(a)	2,249	21,366
Zhuzhou CRRC Times Electric Co., Ltd.	5,801	23,352
Total China		619,941
Denmark — 2.4%
AP Moller — Maersk A/S, Class B	33	59,608
Vestas Wind Systems A/S*	3,294	90,975
Total Denmark		150,583
Finland — 0.3%
Wartsila OYJ Abp	1,600	18,547
France — 2.7%
Alstom SA	1,251	31,406
Getlink SE	1,169	21,888
Legrand SA	875	82,786
Neoen SA	562	16,876
Valeo	764	14,900
Total France		167,856
Germany — 12.2%
Bayerische Motoren Werke AG	1,114	124,756
Continental AG	365	25,556
Infineon Technologies AG	4,392	159,548
Knorr-Bremse AG	219	15,338
Mercedes-Benz Group AG	2,439	190,047
Nordex SE*	1,040	12,492
Siemens AG	1,241	204,002
SMA Solar Technology AG*	200	21,594
Total Germany		753,333
Hong Kong — 0.4%
MTR Corp., Ltd.	5,283	26,348
Japan — 11.8%
Aisin Corp.	559	16,319
Central Japan Railway Co.	432	53,443
Denso Corp.	1,306	78,179
East Japan Railway Co.	949	54,390
Honda Motor Co., Ltd.	4,756	125,322
Koito Manufacturing Co., Ltd.	926	17,783
Panasonic Holdings Corp.	7,105	66,450
Shimano, Inc.	236	36,432
Sumitomo Electric Industries Ltd.	2,296	29,070
TDK Corp.	1,254	42,778
Toyota Motor Corp.	13,580	185,202
	Shares	Value
Common Stocks (continued)
Japan (continued)
Yamaha Motor Co., Ltd.	951	$24,444
Total Japan		729,812
Portugal — 0.8%
EDP — Energias de Portugal SA	9,365	51,695
Singapore — 1.5%
STMicroelectronics NV	2,202	93,752
South Korea — 1.5%
Samsung SDI Co., Ltd.	174	89,834
Spain — 3.9%
EDP Renovaveis SA*	743	16,536
Iberdrola SA	16,115	209,577
Solaria Energia y Medio Ambiente SA*	853	13,476
Total Spain		239,589
Sweden — 2.5%
Thule Group AB	734	21,160
Volvo AB, B Shares	6,520	133,995
Total Sweden		155,155
Switzerland — 0.5%
Landis+Gyr Group AG*	207	17,117
Stadler Rail AG	390	16,248
Total Switzerland		33,365
Taiwan — 4.4%
Compal Electronics, Inc.	19,451	15,154
Evergreen Marine Corp Taiwan Ltd.	6,138	32,245
Giant Manufacturing Co., Ltd.	2,308	13,776
Taiwan High Speed Rail Corp.	15,977	16,137
Taiwan Semiconductor Manufacturing Co., Ltd.	11,031	180,127
Yang Ming Marine Transport Corp.	7,271	14,924
Total Taiwan		272,363
United States — 41.0%
Alphabet, Inc., Class A*	2,076	222,838
Apple, Inc.	1,261	213,967
Aptiv PLC*	910	93,603
Bloom Energy Corp., Class A*(a)	723	12,038
BorgWarner, Inc.	786	37,830
Broadcom, Inc.	320	200,480
Brookfield Renewable Corp., Class A	548	18,309
Eaton Corp. PLC	1,068	178,484
Edison International	1,289	94,870
Enphase Energy, Inc.*	446	73,233
First Solar, Inc.*	337	61,530
FuelCell Energy, Inc.*	4,803	9,030
Intel Corp.	7,359	228,571
Lear Corp.	199	25,404
NVIDIA Corp.	794	220,327
Plug Power, Inc.*	1,747	15,775
QUALCOMM, Inc.	1,488	173,798
Schneider Electric SE	1,178	205,246
SolarEdge Technologies, Inc.*	187	53,413
Tesla, Inc.*	940	154,451
Texas Instruments, Inc.	1,094	182,917

See notes to financial statements.

Schedule of Investments — IQ Cleaner Transport ETF (continued)

April 30, 2023
	Shares	Value
Common Stocks (continued)
United States (continued)
Westinghouse Air Brake Technologies Corp.	608	$59,383
Total United States		2,535,497
Total Common Stocks
(Cost $6,425,248)		5,972,182
Preferred Stock — 3.0%
Germany — 3.0%
Volkswagen AG, 21.51%
(Cost $250,050)	1,373	187,473
Short-Term Investments — 1.2%
Money Market Funds — 1.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(b)(c)	63,324	63,324
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(b)	8,453	8,453

	Shares	Value
Short-Term Investments (continued)
Total Short-Term Investments
(Cost $71,777)		$71,777
Total Investments — 100.7%
(Cost $6,747,075)		6,231,432
Other Assets and Liabilities, Net — (0.7)%		(42,842)
Net Assets — 100.0%		$6,188,590

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $72,382; total market value of collateral held by the Fund was $75,050. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $11,726.

(b)
Reflects the 1-day yield at April 30, 2023.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$5,972,182	$—	$—	$5,972,182
Preferred Stock	187,473	—	—	187,473
Short-Term Investments:
Money Market Funds	71,777	—	—	71,777
Total Investments in Securities	$6,231,432	$—	$—	$6,231,432

(d)
For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2023 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Engender Equality ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.8%
Communication Services — 6.7%
Match Group, Inc.*	1,913	$70,590
Meta Platforms, Inc., Class A*	359	86,275
Omnicom Group, Inc.	815	73,814
Spotify Technology SA*	553	73,881
Verizon Communications, Inc.	1,909	74,126
Total Communication Services		378,686
Consumer Discretionary — 14.7%
Best Buy Co., Inc.	916	68,260
DoorDash, Inc., Class A*	1,178	72,082
eBay, Inc.	1,670	77,538
Etsy, Inc.*	667	67,387
General Motors Co.	2,105	69,549
Hasbro, Inc.	1,464	86,698
McDonald’s Corp.	263	77,782
PVH Corp.	966	82,892
Starbucks Corp.	712	81,375
Under Armour, Inc., Class A*	8,140	72,202
VF Corp.	3,280	77,113
Total Consumer Discretionary		832,878
Consumer Staples — 16.1%
Campbell Soup Co.	1,316	71,459
Clorox Co. (The)	456	75,523
Coca-Cola Co. (The)	1,170	75,055
Estee Lauder Cos., Inc. (The), Class A	299	73,769
General Mills, Inc.	880	77,994
Hershey Co. (The)	289	78,914
J M Smucker Co. (The)	463	71,492
Kimberly-Clark Corp.	560	81,138
Mondelez International, Inc., Class A	1,058	81,170
PepsiCo, Inc.	401	76,547
Procter & Gamble Co. (The)	491	76,783
Target Corp.	441	69,568
Total Consumer Staples		909,412
Financials — 19.9%
American Express Co.	449	72,442
Bank of America Corp.	2,525	73,932
BlackRock, Inc.	110	73,832
Citigroup, Inc.	1,588	74,747
Goldman Sachs Group, Inc. (The)	231	79,335
Hartford Financial Services Group, Inc. (The)	1,069	75,888
JPMorgan Chase & Co.	558	77,138
Mastercard, Inc., Class A	201	76,386
MetLife, Inc.	1,280	78,502
Moody’s Corp.	239	74,836
PayPal Holdings, Inc.*	962	73,112
Raymond James Financial, Inc.	798	72,243
S&P Global, Inc.	210	76,142
Visa, Inc., Class A(a)	323	75,172
Wells Fargo & Co.	1,860	73,935
Total Financials		1,127,642
Health Care — 15.0%
Amgen, Inc.	306	73,360
Biogen, Inc.*	267	81,229
BioMarin Pharmaceutical, Inc.*	766	73,567
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Boston Scientific Corp.*	1,465	$76,356
Halozyme Therapeutics, Inc.*	2,124	68,244
Illumina, Inc.*	313	64,340
Johnson & Johnson	461	75,466
Merck & Co., Inc.	675	77,942
Shockwave Medical, Inc.*	349	101,266
Vertex Pharmaceuticals, Inc.*	238	81,094
Zoetis, Inc.	427	75,058
Total Health Care		847,922
Industrials — 7.9%
Automatic Data Processing, Inc.	329	72,380
Cummins, Inc.	312	73,332
Lyft, Inc., Class A*	6,983	71,576
Sunrun, Inc.*	4,056	85,338
Uber Technologies, Inc.*	2,210	68,621
Xylem, Inc.	742	77,049
Total Industrials		448,296
Information Technology — 7.8%
Accenture PLC, Class A	281	78,761
Adobe, Inc.*	196	74,002
Autodesk, Inc.*	353	68,761
International Business Machines Corp.	568	71,801
Intuit, Inc.	170	75,471
Salesforce, Inc.*	380	75,381
Total Information Technology		444,177
Materials — 7.8%
Alcoa Corp.	1,794	66,629
Dow, Inc.	1,404	76,378
DuPont de Nemours, Inc.	1,040	72,509
Ecolab, Inc.	454	76,199
International Flavors & Fragrances, Inc.	849	82,319
Newmont Corp.	1,458	69,109
Total Materials		443,143
Real Estate — 1.3%
Zillow Group, Inc., Class C*	1,730	75,324
Utilities — 2.6%
American Water Works Co., Inc.	495	73,384
Sempra Energy	483	75,102
Total Utilities		148,486
Total Common Stocks
(Cost $5,603,538)		5,655,966
Short-Term Investment — 0.1%
Money Market Fund — 0.1%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(b)
(Cost $6,714)	6,714	6,714
Total Investments — 99.9%
(Cost $5,610,252)		5,662,680
Other Assets and Liabilities, Net — 0.1%		4,407
Net Assets — 100.0%		$5,667,087

See notes to financial statements.

Schedule of Investments — IQ Engender Equality ETF (continued)

April 30, 2023

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $73,543; total market value of collateral held consisted of non-cash U.S. Treasury securities collateral having a value of $73,818.

(b)
Reflects the 1-day yield at April 30, 2023.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities(c)
Common Stocks	$5,655,966	$—	$—	$5,655,966
Short-Term Investment:
Money Market Fund	6,714	—	—	6,714
Total Investments in Securities	$5,662,680	$—	$—	$5,662,680

(c)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2023 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Schedule of Investments — IQ Healthy Hearts ETF

April 30, 2023
	Shares	Value
Common Stocks — 99.8%
Australia — 0.4%
Ramsay Health Care Ltd.	870	$37,181
Canada — 1.0%
George Weston Ltd.	312	41,849
Loblaw Cos. Ltd.	453	42,561
Total Canada		84,410
China — 0.5%
China Traditional Chinese Medicine Holdings Co., Ltd.	75,093	40,943
Denmark — 5.5%
Novo Nordisk A/S, Class B	2,812	468,410
Germany — 2.1%
adidas AG	276	48,582
Fresenius SE & Co. KGaA	1,431	41,423
Puma SE	626	36,600
Siemens Healthineers AG	775	48,273
Total Germany		174,878
Italy — 1.1%
Moncler SpA	653	48,416
Technogym SpA	4,560	41,608
Total Italy		90,024
Japan — 2.0%
Asahi Intecc Co., Ltd.	2,323	41,695
Asics Corp.	1,664	46,132
Nihon Kohden Corp.	1,593	43,989
Shimano, Inc.	253	39,056
Total Japan		170,872
Malaysia — 0.4%
IHH Healthcare Bhd	29,749	38,216
Netherlands — 0.6%
Basic-Fit NV*(a)	1,154	48,948
South Africa — 0.5%
Netcare Ltd.	47,149	41,131
South Korea — 0.4%
Fila Holdings Corp.	1,328	36,365
Spain — 0.5%
Fluidra SA	2,344	40,188
Sweden — 0.6%
Thule Group AB	1,890	54,486
Switzerland — 6.0%
Mediclinic International PLC	6,678	41,867
Novartis AG	4,625	473,542
Total Switzerland		515,409
Taiwan — 1.3%
Feng TAY Enterprise Co., Ltd.	6,540	40,526
Giant Manufacturing Co., Ltd.	5,945	35,485
Merida Industry Co., Ltd.	6,721	37,494
Total Taiwan		113,505
	Shares	Value
Common Stocks (continued)
Thailand — 1.0%
Bangkok Dusit Medical Services PCL	47,254	$40,477
Bumrungrad Hospital PCL	6,369	44,390
Total Thailand		84,867
United Kingdom — 5.7%
AstraZeneca PLC	2,996	442,315
Frasers Group PLC*	4,183	40,405
Total United Kingdom		482,720
United States — 70.2%
Abbott Laboratories	3,952	436,577
Acadia Healthcare Co., Inc.*	495	35,784
Alphabet, Inc., Class A*	4,455	478,200
Apple, Inc.	2,706	459,154
Boston Scientific Corp.*	1,554	80,994
Bristol-Myers Squibb Co.	5,658	377,785
Campbell Soup Co.	747	40,562
Centene Corp.*	613	42,254
Cytokinetics, Inc.*(a)	927	34,670
Edwards Lifesciences Corp.*	667	58,683
Elevance Health, Inc.	260	121,849
Eli Lilly & Co.	1,234	488,491
Encompass Health Corp.	659	42,275
Garmin Ltd.	404	39,661
General Mills, Inc.	642	56,900
HCA Healthcare, Inc.	229	65,799
Inari Medical, Inc.*	705	46,826
Johnson & Johnson	2,546	416,780
Kellogg Co.	587	40,955
Lantheus Holdings, Inc.*	548	46,827
Medical Properties Trust, Inc.	3,764	33,010
Medifast, Inc.	361	33,086
Medtronic PLC	1,451	131,968
Merck & Co., Inc.	3,613	417,193
Merit Medical Systems, Inc.*	562	45,685
Molina Healthcare, Inc.*	138	41,109
NIKE, Inc., Class B	3,364	426,286
Peloton Interactive, Inc., Class A*	3,126	27,759
Pentair PLC	716	41,585
Penumbra, Inc.*	149	42,334
Pfizer, Inc.	9,510	369,844
Planet Fitness, Inc., Class A*	493	40,988
Pool Corp.	111	38,996
Rhythm Pharmaceuticals, Inc.*(a)	1,638	33,038
Sanofi(a)	1,206	133,142
Select Medical Holdings Corp.	1,440	43,920
Shockwave Medical, Inc.*	212	61,514
Tenet Healthcare Corp.*	670	49,124
Under Armour, Inc., Class A*	4,085	36,234
United Therapeutics Corp.*	159	36,591
UnitedHealth Group, Inc.	820	403,514
Vail Resorts, Inc.(a)	167	40,167
VF Corp.	1,642	38,603
Total United States		5,976,716
Total Common Stocks
(Cost $7,660,009)		8,499,269

See notes to financial statements.

Schedule of Investments — IQ Healthy Hearts ETF (continued)

April 30, 2023
	Shares	Value
Short-Term Investments — 2.2%
Money Market Funds — 2.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 4.76%(b)(c)	183,068	$183,068
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.81%(b)	2,222	2,222
Total Short-Term Investments
(Cost $185,290)		185,290
Total Investments — 102.0% (Cost $7,845,299)		8,684,559
Other Assets and Liabilities, Net — (2.0)%		(164,638)
Net Assets — 100.0%		$8,519,921

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $277,614; total market value of collateral held by the Fund was $289,572. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $106,504.

(b)
Reflects the 1-day yield at April 30, 2023.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2023. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$8,499,269	$—	$—	$8,499,269
Short-Term Investments:
Money Market Funds	185,290	—	—	185,290
Total Investments in Securities	$8,684,559	$—	$—	$8,684,559

(d)
For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2023 the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2)
See notes to financial statements.

Statements of Assets and Liabilities

April 30, 2023
	IQ Hedge Multi-Strategy Tracker ETF	IQ Merger Arbitrage ETF	IQ 500 International ETF	IQ Candriam ESG International Equity ETF
Assets
Investments, at value (including securities on loan)(a)	$665,770,438	$431,328,698	$202,330,144	$196,440,233
Investments in affiliates, at value	18,603,843	—	—	—
Cash	1,293,234	1,036,691	72	73
Restricted Cash for swap contracts	—	10,625	—	—
Foreign currency(b)	—	17,844,281	12,820	22,850
Deposits at broker for swap contracts	500,000	500,000	—	—
Receivable for capital shares transactions	2,937,058	—	—	—
Due from broker	552,905	13,188,496	—	1,385
Securities lending income receivable	107,449	3,150	13,454	3,596
Receivable for investments sold	—	1,671,189	15,455	22,406
Due from advisor	—	—	—	3,138
Reclaims receivable	—	72,494	376,940	482,575
Dividend receivable	—	1,841,738	1,273,197	777,486
Total Assets	689,764,927	467,497,362	204,022,082	197,753,742
Liabilities
Collateral for investments on loan	79,158,884	5,702,321	7,950,815	5,033,377
Payable for investments purchased	2,929,847	27,123	147	185
Deposits from brokers for swap contracts	—	10,625	—	—
Due to broker	904,773	1,270,675	211	—
Advisory fees payable	262,475	285,638	36,883	24,044
Trustee fees payable	6,723	5,409	1,749	1,768
Compliance fees payable	198	158	44	44
Payable for capital shares repurchased	—	—	—	22,406
Accrued expenses and other liabilities	2,800	1,742	628	561
Total Liabilities	83,265,700	7,303,691	7,990,477	5,082,385
Net Assets	$606,499,227	$460,193,671	$196,031,605	$192,671,357
Composition of Net Assets
Paid-in capital	$705,488,530	$526,471,894	$199,099,171	$187,778,604
Total distributable earnings/(accumulated loss)	(98,989,303)	(66,278,223)	(3,067,566)	4,892,753
Net Assets	$606,499,227	$460,193,671	$196,031,605	$192,671,357
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	20,650,000	14,500,000	6,200,000	7,050,000
Net Asset Value Per Share	$29.37	$31.74	$31.62	$27.33
Investments, at cost	$671,118,184	$431,170,508	$198,989,547	$185,456,162
Investments in affiliates, at cost	$18,754,311	$—	$—	$—
(a)Market value of securities on loan	$123,265,696	$5,424,691	$12,597,602	$8,530,514
(b)Cost of foreign currency	$—	$17,683,221	$11,393	$22,822
See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2023
	IQ Candriam ESG U.S. Mid Cap Equity ETF	IQ Candriam ESG U.S. Large Cap Equity ETF	IQ Chaikin U.S. Large Cap ETF	IQ Chaikin U.S. Small Cap ETF
Assets
Investments, at value (including securities on loan)(a)	$5,360,783	$376,238,766	$277,428,059	$245,743,527
Cash	—	138	102	92
Dividend receivable	2,493	248,779	252,529	92,312
Due from broker	163	—	—	—
Receivable for capital shares transactions	—	—	1,659	—
Due from advisor	—	5,701	—	—
Securities lending income receivable	—	492	—	3,163
Total Assets	5,363,439	376,493,876	277,682,349	245,839,094
Liabilities
Cash due to custodian	9,326	—	—	—
Due to broker	4,228	—	—	—
Advisory fees payable	422	27,878	52,449	64,364
Trustee fees payable	381	3,701	2,707	2,095
Compliance fees payable	20	97	71	39
Collateral for investments on loan	—	16,686	—	1,568,667
Accrued expenses and other liabilities	369	1,130	849	563
Total Liabilities	14,746	49,492	56,076	1,635,728
Net Assets	$5,348,693	$376,444,384	$277,626,273	$244,203,366
Composition of Net Assets
Paid-in capital	$5,160,386	$361,509,220	$313,796,989	$342,494,877
Total distributable earnings/(accumulated loss)	188,307	14,935,164	(36,170,716)	(98,291,511)
Net Assets	$5,348,693	$376,444,384	$277,626,273	$244,203,366
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	200,000	10,550,000	8,500,000	7,950,000
Net Asset Value Per Share	$26.74	$35.68	$32.66	$30.72
Investments, at cost	$5,132,860	$354,219,106	$266,079,316	$256,208,166
(a)Market value of securities on loan	$—	$5,549,927	$—	$6,591,226
See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2023
	IQ CBRE NextGen Real Estate ETF	IQ FTSE International Equity Currency Neutral ETF	IQ U.S. Mid Cap R&D Leaders ETF	IQ U.S. Large Cap R&D Leaders ETF
Assets
Investments, at value (including securities on loan)(a)	$23,499,806	$335,050,738	$4,259,684	$4,624,954
Cash	9	119	2	2
Restricted Cash for forward foreign currency contracts	—	13,381	—	—
Foreign currency(b)	45	208,652	—	—
Dividend receivable	46,970	1,386,537	969	3,467
Reclaims receivable	449	731,777	—	—
Due from advisor	131	—	—	—
Securities lending income receivable	58	8,034	2,608	398
Receivable for capital shares transactions	—	2,146,474	—	—
Receivable for investments sold	16,921	115	—	—
Due from broker	—	15,203	—	—
Unrealized appreciation on forward foreign currency contracts	—	1,389,329	—	—
Total Assets	23,564,389	340,950,359	4,263,263	4,628,821
Liabilities
Collateral for investments on loan	34,303	9,578,003	158,042	25,838
Payable for capital shares repurchased	16,921	—	—	—
Advisory fees payable	11,563	49,507	460	440
Trustee fees payable	336	2,270	39	39
Payable for investments purchased	2	4,464,645	—	—
Compliance fees payable	—	45	1	1
Deposits from brokers for forward foreign currency contracts	—	13,381	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,598,479	—	—
Accrued expenses and other liabilities	132	1,309	68	69
Total Liabilities	63,257	15,707,639	158,610	26,387
Net Assets	$23,501,132	$325,242,720	$4,104,653	$4,602,434
Composition of Net Assets
Paid-in capital	$40,930,123	$326,243,746	$5,139,287	$5,053,583
Total distributable earnings/(accumulated loss)	(17,428,991)	(1,001,026)	(1,034,634)	(451,149)
Net Assets	$23,501,132	$325,242,720	$4,104,653	$4,602,434
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	1,200,000	13,800,000	200,000	200,000
Net Asset Value Per Share	$19.58	$23.57	$20.52	$23.01
Investments, at cost	$25,786,095	$319,253,184	$4,898,457	$4,937,216
(a)Market value of securities on loan	$368,885	$16,361,707	$252,936	$34,363
(b)Cost of foreign currency	$46	$206,674	$—	$—
See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2023
	IQ Global Equity R&D Leaders ETF	IQ Global Resources ETF	IQ Real Return ETF	IQ Clean Oceans ETF
Assets
Investments, at value (including securities on loan)(a)	$5,733,156	$34,323,200	$6,404,220	$5,288,904
Cash	2	13	2	2
Foreign currency(b)	43	17,550	—	—
Dividend receivable	13,623	59,089	1,889	14,187
Reclaims receivable	4,980	39,850	—	9,355
Securities lending income receivable	37	284	15	7
Receivable for investments sold	—	—	95,060	—
Interest receivable	—	—	5,161	—
Total Assets	5,751,841	34,439,986	6,506,347	5,312,455
Liabilities
Advisory fees payable	742	7,826	515	1,884
Trustee fees payable	33	366	146	44
Payable for investments purchased	1	118	146,257	—
Compliance fees payable	1	10	6	1
Collateral for investments on loan	—	140,158	1,144	—
Foreign currency due to custodian(b)	—	—	—	2
Accrued expenses and other liabilities	66	144	80	70
Total Liabilities	843	148,622	148,148	2,001
Net Assets	$5,750,998	$34,291,364	$6,358,199	$5,310,454
Composition of Net Assets
Paid-in capital	$6,145,462	$92,873,508	$9,177,621	$6,215,912
Total distributable earnings/(accumulated loss)	(394,464)	(58,582,144)	(2,819,422)	(905,458)
Net Assets	$5,750,998	$34,291,364	$6,358,199	$5,310,454
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	250,000	1,000,000	250,000	250,000
Net Asset Value Per Share	$23.00	$34.29	$25.43	$21.24
Investments, at cost	$5,912,197	$31,017,353	$7,065,192	$5,360,226
(a)Market value of securities on loan	$5,745	$747,195	$173,429	$—
(b)Cost of foreign currency	$30	$17,456	$—	$(2)
See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2023
	IQ Cleaner Transport ETF	IQ Engender Equality ETF	IQ Healthy Hearts ETF
Assets
Investments, at value (including securities on loan)(a)	$6,231,432	$5,662,680	$8,684,559
Cash	2	2	3
Foreign currency(b)	—	—	314
Reclaims receivable	12,449	—	12,842
Dividend receivable	9,952	6,487	8,109
Securities lending income receivable	388	8	224
Total Assets	6,254,223	5,669,177	8,706,051
Liabilities
Collateral for investments on loan	63,324	—	183,068
Advisory fees payable	2,214	1,969	2,944
Trustee fees payable	46	49	65
Compliance fees payable	1	1	1
Accrued expenses and other liabilities	48	71	52
Total Liabilities	65,633	2,090	186,130
Net Assets	$6,188,590	$5,667,087	$8,519,921
Composition of Net Assets
Paid-in capital	$7,491,800	$6,398,834	$8,274,195
Total distributable earnings/(accumulated loss)	(1,303,210)	(731,747)	245,726
Net Assets	$6,188,590	$5,667,087	$8,519,921
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	300,000	250,000	300,000
Net Asset Value Per Share	$20.63	$22.67	$28.40
Investments, at cost	$6,747,075	$5,610,252	$7,845,299
(a)Market value of securities on loan	$72,382	$73,543	$277,614
(b)Cost of foreign currency	$—	$—	$314
See notes to financial statements.

Statements of Operations

For the year ended April 30, 2023
	IQ Hedge Multi-Strategy Tracker ETF	IQ Merger Arbitrage ETF	IQ 500 International ETF	IQ Candriam ESG International Equity ETF
Investment Income
Dividend income*	$17,356,533	$10,226,293	$7,059,508	$5,862,323
Dividend income from affiliates	1,130,728	18,270	—	—
Non-cash dividend income	—	829,875	—	431,295
Interest income	—	13,566	—	—
Securities lending income, net of borrower rebates	1,595,230	113,089	114,952	31,660
Total investment income.	20,082,491	11,201,093	7,174,460	6,325,278
Expenses
Advisory fees (See Note 3)	4,938,578	3,938,187	471,065	284,160
Trustee fees	54,144	40,848	15,068	15,290
Proxy fees	52,969	49,816	3,510	3,430
Compliance fees	1,592	1,070	442	447
Miscellaneous	26,966	19,078	6,990	7,012
Total expenses	5,074,249	4,048,999	497,075	310,339
Waivers/Reimbursement (See Note 3)	(1,448,653)	—	(22,512)	(22,750)
Net expenses	3,625,596	4,048,999	474,563	287,589
Net investment income	16,456,895	7,152,094	6,699,897	6,037,689
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(52,616,783)	(31,897,112)	(2,441,227)	(4,917,362)
Investment in affiliates	(2,109,628)	(21,778)	—	—
In-Kind redemptions	6,303,788	(613,021)	5,486,793	6,897,755
Affiliates in-kind redemptions	(55,744)	115	—	—
Swap transactions	(1,630,717)	9,045,469	—	—
Foreign currency transactions	—	(315,507)	(141,765)	(43,263)
Net realized gain (loss)	(50,109,084)	(23,801,834)	2,903,801	1,937,130
Net change in net unrealized appreciation (depreciation) on:
Investment securities	32,160,783	13,585,573	7,531,985	6,863,196
Investment in affiliates	1,315,491	—	—	—
Foreign currency translations	—	47,089	66,260	46,303
Net change in net unrealized appreciation (depreciation)	33,476,274	13,632,662	7,598,245	6,909,499
Net realized and unrealized gain (loss)	(16,632,810)	(10,169,172)	10,502,046	8,846,629
Net Increase (Decrease) in Net Assets Resulting from Operations	$(175,915)	$(3,017,078)	$17,201,943	$14,884,318
*Net of foreign taxes withheld of:	$—	$384,044	$835,520	$636,111
See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2023
	IQ Candriam ESG U.S. Mid Cap Equity ETF**	IQ Candriam ESG U.S. Large Cap Equity ETF	IQ Chaikin U.S. Large Cap ETF	IQ Chaikin U.S. Small Cap ETF
Investment Income
Dividend income*	$50,570	$5,942,199	$4,848,229	$4,016,659
Non-cash dividend income	—	—	—	225,376
Securities lending income, net of borrower rebates	—	6,516	7,979	27,700
Total investment income	50,570	5,948,715	4,856,208	4,269,735
Expenses
Advisory fees (See Note 3)	4,203	347,450	707,412	818,765
Trustee fees	598	30,967	23,003	18,803
Legal fees	363	—	—	—
Compliance fees	28	915	673	556
Proxy fees	—	7,011	4,691	5,553
Miscellaneous	59	14,624	10,721	8,031
Total expenses	5,251	400,967	746,500	851,708
Waivers/Reimbursement (See Note 3)	(1,044)	(46,513)	(34,403)	(27,368)
Net expenses	4,207	354,454	712,097	824,340
Net investment income	46,363	5,594,261	4,144,111	3,445,395
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(46,102)	(5,589,459)	(9,094,869)	(16,528,792)
In-Kind redemptions	100,931	17,484,477	1,725,837	7,498,705
Net realized gain (loss)	54,829	11,895,018	(7,369,032)	(9,030,087)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	227,923	(10,880,947)	10,322,520	(196,040)
Net change in net unrealized appreciation (depreciation)	227,923	(10,880,947)	10,322,520	(196,040)
Net realized and unrealized gain (loss)	282,752	1,014,071	2,953,488	(9,226,127)
Net Increase (Decrease) in Net Assets Resulting from Operations	$329,115	$6,608,332	$7,097,599	$(5,780,732)
*Net of foreign taxes withheld of:	$96	$—	$9,090	$2,026
** Commencement of operations October 25, 2022.
See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2023
	IQ CBRE NextGen Real Estate ETF	IQ FTSE International Equity Currency Neutral ETF	IQ U.S. Mid Cap R&D Leaders ETF	IQ U.S. Large Cap R&D Leaders ETF
Investment Income
Dividend income*	$943,173	$8,708,359	$34,368	$67,549
Non-cash dividend income	—	592,939	—	—
Securities lending income, net of borrower rebates	1,622	36,332	5,918	661
Total investment income	944,795	9,337,630	40,286	68,210
Expenses
Advisory fees (See Note 3)	193,468	644,706	6,685	5,983
Proxy fees	4,629	10,147	174	128
Trustee fees	2,516	21,118	335	339
Compliance fees	64	620	10	10
Miscellaneous	1,189	13,298	220	223
Total expenses	201,866	689,889	7,424	6,683
Waivers/Reimbursement (See Note 3)	(1,973)	(132,653)	(566)	(573)
Net expenses	199,893	557,236	6,858	6,110
Net investment income	744,902	8,780,394	33,428	62,100
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(8,417,014)	(9,742,798)	(360,556)	(120,856)
In-Kind redemptions	(407,444)	6,875,302	—	—
Forward foreign currency contracts	—	7,913,790	—	—
Foreign currency transactions	3,574	(94,496)	—	—
Net realized gain (loss)	(8,820,884)	4,951,798	(360,556)	(120,856)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	1,584,349	21,110,561	(36,414)	229,960
Forward foreign currency contracts	—	(7,375,002)	—	—
Foreign currency translations	645	88,657	—	—
Net change in net unrealized appreciation (depreciation)	1,584,994	13,824,216	(36,414)	229,960
Net realized and unrealized gain (loss)	(7,235,890)	18,776,014	(396,970)	109,104
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,490,988)	$27,556,408	$(363,542)	$171,204
*Net of foreign taxes withheld of:	$17,527	$811,669	$—	$15
See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2023
	IQ Global Equity R&D Leaders ETF	IQ Global Resources ETF	IQ Real Return ETF	IQ Clean Oceans ETF
Investment Income
Dividend income*	$105,334	$1,485,301	$224,812	$128,038
Non-cash dividend income	—	160,562	—	—
Interest income	—	—	382,725	—
Securities lending income, net of borrower rebates	1,262	3,350	1,677	586
Total investment income	106,596	1,649,213	609,214	128,624
Expenses
Advisory fees (See Note 3)	8,085	112,234	33,310	22,251
Trustee fees	344	3,106	773	302
Proxy fees	128	4,103	2,465	280
Compliance fees	10	90	26	11
Miscellaneous	221	1,467	328	251
Total expenses	8,788	121,000	36,902	23,095
Waivers/Reimbursement (See Note 3)	(573)	(4,658)	(6,877)	(565)
Net expenses	8,215	116,342	30,025	22,530
Net investment income	98,381	1,532,871	579,189	106,094
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(174,578)	(901,642)	(157,386)	(814,365)
In-Kind redemptions	—	1,946,102	(1,340,684)	—
Foreign currency transactions	(1,074)	(12,628)	—	(5,526)
Net realized gain (loss)	(175,652)	1,031,832	(1,498,070)	(819,891)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	373,906	(1,362,840)	57,082	840,705
Foreign currency translations	398	3,875	—	534
Net change in net unrealized appreciation (depreciation)	374,304	(1,358,965)	57,082	841,239
Net realized and unrealized gain (loss)	198,652	(327,133)	(1,440,988)	21,348
Net Increase (Decrease) in Net Assets Resulting from Operations	$297,033	$1,205,738	$(861,799)	$127,442
*Net of foreign taxes withheld of:	$12,011	$60,651	$2	$14,186
See notes to financial statements.

Statements of Operations (continued)

For the year ended April 30, 2023
	IQ Cleaner Transport ETF	IQ Engender Equality ETF	IQ Healthy Hearts ETF
Investment Income
Dividend income*	$172,431	$99,563	$126,559
Securities lending income, net of borrower rebates	1,217	95	545
Total investment income	173,648	99,658	127,104
Expenses
Advisory fees (See Note 3)	23,010	24,158	33,409
Proxy fees	344	254	477
Trustee fees	298	324	594
Compliance fees	11	13	17
Miscellaneous	233	256	315
Total expenses	23,896	25,005	34,812
Waivers/Reimbursement (See Note 3)	(544)	(594)	(924)
Net expenses	23,352	24,411	33,888
Net investment income	150,296	75,247	93,216
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(742,874)	(684,646)	(456,443)
In-Kind redemptions	(51,933)	—	—
Foreign currency transactions	(894)	—	(1,383)
Net realized gain (loss)	(795,701)	(684,646)	(457,826)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	685,587	899,945	803,356
Foreign currency translations	520	—	900
Net change in net unrealized appreciation (depreciation)	686,107	899,945	804,256
Net realized and unrealized gain (loss)	(109,594)	215,299	346,430
Net Increase (Decrease) in Net Assets Resulting from Operations	$40,702	$290,546	$439,646
*Net of foreign taxes withheld of:	$23,244	$—	$7,317
See notes to financial statements.

Statements of Changes in Net Assets

	IQ Hedge Multi-Strategy Tracker ETF		IQ Merger Arbitrage ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,456,895	$10,548,049	$7,152,094	$1,951,662
Net realized gain (loss)	(50,109,084)	(372,625)	(23,801,834)	11,394,354
Net change in net unrealized appreciation (depreciation)	33,476,274	(66,883,511)	13,632,662	(53,357,233)
Net increase (decrease) in net assets resulting from operations	(175,915)	(56,708,087)	(3,017,078)	(40,011,217)
Distributions to Shareholders	(12,443,799)	(2,417,467)	—	—
Capital Share Transactions
Proceeds from shares created	266,615,756	188,917,002	40,919,459	212,439,115
Cost of shares redeemed	(404,767,304)	(168,098,260)	(169,342,336)	(327,072,852)
Net increase (decrease) from capital share transactions	(138,151,548)	20,818,742	(128,422,877)	(114,633,737)
Total increase (decrease) in net assets	(150,771,262)	(38,306,812)	(131,439,955)	(154,644,954)
Net Assets
Beginning of year	757,270,489	795,577,301	591,633,626	746,278,580
End of year	$606,499,227	$757,270,489	$460,193,671	$591,633,626
Changes in Shares Outstanding
Shares outstanding, beginning of year	25,450,000	24,850,000	18,600,000	22,200,000
Shares created	9,200,000	6,000,000	1,300,000	6,350,000
Shares redeemed	(14,000,000)	(5,400,000)	(5,400,000)	(9,950,000)
Shares outstanding, end of year	20,650,000	25,450,000	14,500,000	18,600,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ 500 International ETF		IQ Candriam ESG International Equity ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,699,897	$7,508,383	$6,037,689	$5,887,425
Net realized gain (loss)	2,903,801	14,746,590	1,937,130	2,216,181
Net change in net unrealized appreciation (depreciation)	7,598,245	(30,395,524)	6,909,499	(25,216,237)
Net increase (decrease) in net assets resulting from operations	17,201,943	(8,140,551)	14,884,318	(17,112,631)
Distributions to Shareholders	(6,462,947)	(8,747,984)	(5,958,535)	(5,802,531)
Capital Share Transactions
Proceeds from shares created	17,564,763	39,551,613	20,709,401	48,137,169
Cost of shares redeemed	(42,849,876)	(56,421,480)	(35,761,982)	(13,374,956)
Net increase (decrease) from capital share transactions	(25,285,113)	(16,869,867)	(15,052,581)	34,762,213
Total increase (decrease) in net assets	(14,546,117)	(33,758,402)	(6,126,798)	11,847,051
Net Assets
Beginning of year	210,577,722	244,336,124	198,798,155	186,951,104
End of year	$196,031,605	$210,577,722	$192,671,357	$198,798,155
Changes in Shares Outstanding
Shares outstanding, beginning of year	7,000,000	7,500,000	7,600,000	6,400,000
Shares created	650,000	1,200,000	850,000	1,650,000
Shares redeemed	(1,450,000)	(1,700,000)	(1,400,000)	(450,000)
Shares outstanding, end of year	6,200,000	7,000,000	7,050,000	7,600,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Candriam ESG U.S. Mid Cap Equity ETF	IQ Candriam ESG U.S. Large Cap Equity ETF
	For the Period October 25, 2022* to April 30, 2023	For the Year Ended April 30,
		2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$46,363	$5,594,261	$5,661,377
Net realized gain (loss)	54,829	11,895,018	32,244,112
Net change in net unrealized appreciation (depreciation)	227,923	(10,880,947)	(33,254,201)
Net increase (decrease) in net assets resulting from operations	329,115	6,608,332	4,651,288
Distributions to Shareholders	(39,786)	(5,433,110)	(5,632,747)
Capital Share Transactions
Proceeds from shares created	6,371,845	35,271,704	125,093,567
Cost of shares redeemed	(1,312,481)	(88,537,392)	(106,279,575)
Net increase (decrease) from capital share transactions	5,059,364	(53,265,688)	18,813,992
Total increase (decrease) in net assets	5,348,693	(52,090,466)	17,832,533
Net Assets
Beginning of period	—	428,534,850	410,702,317
End of period	$5,348,693	$376,444,384	$428,534,850
Changes in Shares Outstanding
Shares outstanding, beginning of period	—	12,050,000	11,550,000
Shares created	250,000	1,050,000	3,250,000
Shares redeemed	(50,000)	(2,550,000)	(2,750,000)
Shares outstanding, end of period	200,000	10,550,000	12,050,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Chaikin U.S. Large Cap ETF		IQ Chaikin U.S. Small Cap ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,144,111	$3,750,247	$3,445,395	$2,616,246
Net realized gain (loss)	(7,369,032)	31,187,167	(9,030,087)	13,283,068
Net change in net unrealized appreciation (depreciation)	10,322,520	(34,780,530)	(196,040)	(31,440,047)
Net increase (decrease) in net assets resulting from operations	7,097,599	156,884	(5,780,732)	(15,540,733)
Distributions to Shareholders	(4,210,806)	(3,470,326)	(3,441,045)	(2,747,303)
Capital Share Transactions
Proceeds from shares created	4,755,604	15,815,556	105,875,729	31,395,599
Cost of shares redeemed	(36,334,695)	(11,791,217)	(38,759,024)	(33,458,171)
Net increase (decrease) from capital share transactions	(31,579,091)	4,024,339	67,116,705	(2,062,572)
Total increase (decrease) in net assets	(28,692,298)	710,897	57,894,928	(20,350,608)
Net Assets
Beginning of year	306,318,571	305,607,674	186,308,438	206,659,046
End of year	$277,626,273	$306,318,571	$244,203,366	$186,308,438
Changes in Shares Outstanding
Shares outstanding, beginning of year	9,500,000	9,400,000	5,850,000	5,900,000
Shares created	150,000	450,000	3,300,000	900,000
Shares redeemed	(1,150,000)	(350,000)	(1,200,000)	(950,000)
Shares outstanding, end of year	8,500,000	9,500,000	7,950,000	5,850,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ CBRE NextGen Real Estate ETF		IQ FTSE International Equity Currency Neutral ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2023	2022	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$744,902	$774,102	$8,780,394	$8,517,908
Net realized gain (loss)	(8,820,884)	5,868,280	4,951,798	10,657,101
Net change in net unrealized appreciation (depreciation)	1,584,994	(6,397,027)	13,824,216	(27,937,419)
Net increase (decrease) in net assets resulting from operations	(6,490,988)	245,355	27,556,408	(8,762,410)
Distributions to Shareholders	(1,257,827)	(1,830,575)	(13,451,645)	(9,308,477)
Capital Share Transactions
Proceeds from shares created	2,239,801	8,980,685	82,169,189	3,703,984
Cost of shares redeemed	(11,207,822)	(19,486,633)	(36,452,098)	(30,599,986)
Net increase (decrease) from capital share transactions	(8,968,021)	(10,505,948)	45,717,091	(26,896,002)
Total increase (decrease) in net assets	(16,716,836)	(12,091,168)	59,821,854	(44,966,889)
Net Assets
Beginning of year	40,217,968	52,309,136	265,420,866	310,387,755
End of year	$23,501,132	$40,217,968	$325,242,720	$265,420,866
Changes in Shares Outstanding
Shares outstanding, beginning of year	1,650,000	2,050,000	11,600,000	12,750,000
Shares created	100,000	350,000	3,850,000	150,000
Shares redeemed	(550,000)	(750,000)	(1,650,000)	(1,300,000)
Shares outstanding, end of year	1,200,000	1,650,000	13,800,000	11,600,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ U.S. Mid Cap R&D Leaders ETF		IQ U.S. Large Cap R&D Leaders ETF
	For the Year Ended April 30, 2023	For the Period February 8, 2022* to April 30, 2022	For the Year Ended April 30, 2023	For the Period February 8, 2022* to April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$33,428	$6,772	$62,100	$13,366
Net realized gain (loss)	(360,556)	76,601	(120,856)	44,314
Net change in net unrealized appreciation (depreciation)	(36,414)	(602,359)	229,960	(542,222)
Net increase (decrease) in net assets resulting from operations	(363,542)	(518,986)	171,204	(484,542)
Distributions to Shareholders	(30,506)	(6,272)	(62,738)	(8,288)
Capital Share Transactions
Proceeds from shares created	—	6,290,485	—	6,245,569
Cost of shares redeemed	—	(1,266,526)	—	(1,258,771)
Net increase (decrease) from capital share transactions	—	5,023,959	—	4,986,798
Total increase (decrease) in net assets	(394,048)	4,498,701	108,466	4,493,968
Net Assets
Beginning of period	4,498,701	—	4,493,968	—
End of period	$4,104,653	$4,498,701	$4,602,434	$4,493,968
Changes in Shares Outstanding
Shares outstanding, beginning of period	200,000	—	200,000	—
Shares created	—	250,000	—	250,000
Shares redeemed	—	(50,000)	—	(50,000)
Shares outstanding, end of period	200,000	200,000	200,000	200,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Global Equity R&D Leaders ETF		IQ Global Resources ETF
	For the Year Ended April 30, 2023	For the Period February 8, 2022* to April 30, 2022	For the Year Ended April 30,
			2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$98,381	$23,275	$1,532,871	$919,655
Net realized gain (loss)	(175,652)	(4,103)	1,031,832	2,389,043
Net change in net unrealized appreciation (depreciation)	374,304	(553,303)	(1,358,965)	1,624,630
Net increase (decrease) in net assets resulting from operations	297,033	(534,131)	1,205,738	4,933,328
Distributions to Shareholders	(97,529)	(11,114)	(1,420,439)	—
Capital Share Transactions
Proceeds from shares created	1,094,164	6,223,519	8,695,439	14,010,013
Cost of shares redeemed	—	(1,220,944)	(8,259,764)	(4,893,460)
Net increase (decrease) from capital share transactions	1,094,164	5,002,575	435,675	9,116,553
Total increase (decrease) in net assets	1,293,668	4,457,330	220,974	14,049,881
Net Assets
Beginning of period	4,457,330	—	34,070,390	20,020,509
End of period	$5,750,998	$4,457,330	$34,291,364	$34,070,390
Changes in Shares Outstanding
Shares outstanding, beginning of period	200,000	—	1,000,000	700,000
Shares created	50,000	250,000	250,000	450,000
Shares redeemed	—	(50,000)	(250,000)	(150,000)
Shares outstanding, end of period	250,000	200,000	1,000,000	1,000,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Real Return ETF		IQ Clean Oceans ETF
	For the Year Ended April 30,		For the Year Ended April 30, 2023	For the Period October 21, 2021* to April 30, 2022
	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$579,189	$369,143	$106,094	$51,936
Net realized gain (loss)	(1,498,070)	478,553	(819,891)	11,942
Net change in net unrealized appreciation (depreciation)	57,082	(855,230)	841,239	(921,579)
Net increase (decrease) in net assets resulting from operations	(861,799)	(7,534)	127,442	(848,701)
Distributions to Shareholders	(421,464)	(307,104)	(73,790)	(34,323)
Capital Share Transactions
Proceeds from shares created	—	12,449,377	—	7,404,302
Cost of shares redeemed	(19,214,614)	(38,513,996)	—	(1,264,476)
Net increase (decrease) from capital share transactions	(19,214,614)	(26,064,619)	—	6,139,826
Total increase (decrease) in net assets	(20,497,877)	(26,379,257)	53,652	5,256,802
Net Assets
Beginning of period	26,856,076	53,235,333	5,256,802	—
End of period	$6,358,199	$26,856,076	$5,310,454	$5,256,802
Changes in Shares Outstanding
Shares outstanding, beginning of period	1,000,000	1,950,000	250,000	—
Shares created	—	450,000	—	300,000
Shares redeemed	(750,000)	(1,400,000)	—	(50,000)
Shares outstanding, end of period	250,000	1,000,000	250,000	250,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Cleaner Transport ETF		IQ Engender Equality ETF
	For the Year Ended April 30, 2023	For the Period October 21, 2021* to April 30, 2022	For the Year Ended April 30, 2023	For the Period October 21, 2021* to April 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$150,296	$32,833	$75,247	$50,111
Net realized gain (loss)	(795,701)	(97,242)	(684,646)	12,314
Net change in net unrealized appreciation (depreciation)	686,107	(1,201,606)	899,945	(847,517)
Net increase (decrease) in net assets resulting from operations	40,702	(1,266,015)	290,546	(785,092)
Distributions to Shareholders	(119,864)	(27,324)	(79,325)	(40,598)
Capital Share Transactions
Proceeds from shares created	1,052,907	8,587,414	—	7,534,928
Cost of shares redeemed	(962,562)	(1,116,668)	—	(1,253,372)
Net increase (decrease) from capital share transactions	90,345	7,470,746	—	6,281,556
Total increase (decrease) in net assets	11,183	6,177,407	211,221	5,455,866
Net Assets
Beginning of period	6,177,407	—	5,455,866	—
End of period	$6,188,590	$6,177,407	$5,667,087	$5,455,866
Changes in Shares Outstanding
Shares outstanding, beginning of period	300,000	—	250,000	—
Shares created	50,000	350,000	—	300,000
Shares redeemed	(50,000)	(50,000)	—	(50,000)
Shares outstanding, end of period	300,000	300,000	250,000	250,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Healthy Hearts ETF
	For the Year Ended April 30,
	2023	2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$93,216	$80,647
Net realized gain (loss)	(457,826)	549,101
Net change in net unrealized appreciation (depreciation)	804,256	(247,569)
Net increase (decrease) in net assets resulting from operations	439,646	382,179
Distributions to Shareholders	(95,171)	(80,268)
Capital Share Transactions
Proceeds from shares created	1,282,189	4,190,216
Cost of shares redeemed	—	(4,158,314)
Net increase (decrease) from capital share transactions	1,282,189	31,902
Total increase (decrease) in net assets	1,626,664	333,813
Net Assets
Beginning of period	6,893,257	6,559,444
End of period	$8,519,921	$6,893,257
Changes in Shares Outstanding
Shares outstanding, beginning of period	250,000	250,000
Shares created	50,000	150,000
Shares redeemed	—	(150,000)
Shares outstanding, end of period	300,000	250,000
See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Multi-Strategy Tracker ETF
	For the Year Ended April 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$29.76	$32.02	$29.41	$30.29	$30.39
Income from Investment Operations
Net investment income(a)(b)	0.72	0.41	0.42	0.75	0.72
Net realized and unrealized gain (loss)	(0.54)	(2.65)	2.79	(1.04)	(0.27)
Distributions of net realized gains from investments in other investment companies	—	0.07	0.03	0.00(c)	—
Net increase (decrease) in net assets resulting from investment operations	0.18	(2.17)	3.24	(0.29)	0.45
Distributions from:
Net investment income	(0.57)	(0.09)	(0.63)	(0.59)	(0.55)
Net asset value, end of year	$29.37	$29.76	$32.02	$29.41	$30.29
Market price, end of year	$29.38	$29.75	$32.01	$29.34	$30.28
Total Return
Total investment return based on net asset value(d)	0.68%	(6.80)%	11.01%	(1.04)%	1.56%
Total investment return based on market price(e)	0.73%	(6.80)%	11.26%	(1.26)%	1.56%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$606,499	$757,270	$795,577	$739,660	$993,422
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.55%(g)	0.54%	0.54%	0.54%	0.54%
Expenses excluding waivers/reimbursements(f)	0.77%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	2.50%	1.29%	1.35%	2.49%	2.40%
Portfolio turnover rate(h)	94%	138%	163%	166%	137%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
The Ratio includes non-recurring costs associated with a proxy statement of 0.01%.

(h)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Merger Arbitrage ETF
	For the Year Ended April 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$31.81	$33.62	$31.53	$31.50	$30.72
Income from Investment Operations
Net investment income(a)(b)	0.43	0.09	0.31	0.14	0.07
Net realized and unrealized gain (loss)	(0.50)	(1.90)	2.55	(0.11)	0.71
Distributions of net realized gains from investments in other investment companies	—	0.00(c)	0.00(c)	0.00(c)	—
Net increase (decrease) in net assets resulting from investment operations	(0.07)	(1.81)	2.86	0.03	0.78
Distributions from:
Net investment income	—	—	(0.77)	—	—
Net asset value, end of year	$31.74	$31.81	$33.62	$31.53	$31.50
Market price, end of year	$31.72	$31.78	$33.67	$31.45	$31.48
Total Return
Total investment return based on net asset value(d)	(0.21)%	(5.38)%	9.07%	0.10%	2.52%
Total investment return based on market price(e)	(0.19)%	(5.61)%	9.53%	(0.10)%	2.37%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$460,194	$591,634	$746,279	$723,582	$985,800
Ratio to average net assets of:
Expenses(f)	0.77%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	1.36%	0.28%	0.94%	0.42%	0.21%
Portfolio turnover rate(g)	367%	314%	313%	308%	337%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ 500 International ETF
	For the Year Ended April 30,				For the Period December 13, 2018(a) to April 30, 2019
	2023	2022	2021	2020
Net asset value, beginning of period	$30.08	$32.58	$22.29	$27.64	$25.50
Income from Investment Operations
Net investment income(b)(c)	1.01	1.03	0.77	0.72	0.39
Net realized and unrealized gain (loss)	1.53	(2.35)	10.19	(5.40)	1.77
Net increase (decrease) in net assets resulting from investment operations	2.54	(1.32)	10.96	(4.68)	2.16
Distributions from:
Net investment income	(1.00)	(1.18)	(0.67)	(0.67)	(0.02)
Net asset value, end of period	$31.62	$30.08	$32.58	$22.29	$27.64
Market price, end of period	$31.70	$29.74	$32.52	$22.10	$27.65
Total Return
Total investment return based on net asset value(d)	8.93%	(4.29)%	49.88%	(17.33)%	8.47%
Total investment return based on market price(e)	10.47%	(5.21)%	50.94%	(18.07)%	8.52%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$196,032	$210,578	$244,336	$218,451	$85,675
Ratio to average net assets of:
Expenses net of waivers/ reimbursements(g)	0.25%	0.25%	0.25%	0.25%	0.25%(h)
Expenses excluding waivers/ reimbursements(g)	0.26%	0.26%	0.26%	0.26%	0.26%(h)
Net investment income (loss)(c)	3.56%	3.15%	2.86%	2.81%	3.90%(h)
Portfolio turnover rate(i)	20%	19%	9%	13%	0%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Candriam ESG International Equity ETF
	For the Year Ended April 30,			For the Period December 17, 2019(a) to April 30, 2020
	2023	2022	2021
Net asset value, beginning of period	$26.16	$29.21	$21.00	$25.19
Income from Investment Operations
Net investment income(b)(c)	0.79	0.85	0.62	0.26
Net realized and unrealized gain (loss)	1.16	(3.05)	8.01	(4.34)
Net increase (decrease) in net assets resulting from investment operations	1.95	(2.20)	8.63	(4.08)
Distributions from:
Net investment income	(0.78)	(0.85)	(0.42)	(0.11)
Net asset value, end of period	$27.33	$26.16	$29.21	$21.00
Market price, end of period	$27.40	$25.79	$29.25	$20.87
Total Return
Total investment return based on net asset value(d)	7.98%	(7.82)%	41.45%	(16.18)%
Total investment return based on market price(e)	9.81%	(9.25)%	42.51%	(16.68)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$192,671	$198,798	$186,951	$46,196
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.15%	0.15%	0.15%	0.15%(h)
Expenses excluding waivers/reimbursements(g)	0.16%	0.16%	0.16%	0.16%(h)
Net investment income (loss)(c)	3.19%	2.90%	2.41%	3.20%(h)
Portfolio turnover rate(i)	17%	10%	21%	3%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ Candriam ESG U.S. Mid Cap Equity ETF
For the Period October 25, 2022(a) to April 30, 2023
Net asset value, beginning of period	$25.00
Income from Investment Operations
Net investment income(b)(c)	0.23
Net realized and unrealized gain (loss)	1.69
Net increase (decrease) in net assets resulting from investment operations	1.92
Distributions from:
Net investment income	(0.18)
Net asset value, end of period	$26.74
Market price, end of period	$26.75
Total Return
Total investment return based on net asset value(d)	6.85%
Total investment return based on market price(e)	6.88%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,349
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.15%(h)
Expenses excluding waivers/reimbursements(g)	0.19%(h)
Net investment income (loss)(c)	1.65%(h)
Portfolio turnover rate(i)	13%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Candriam ESG U.S. Large Cap Equity ETF
	For the Year Ended April 30,			For the Period December 17, 2019(a) to April 30, 2020
	2023	2022	2021
Net asset value, beginning of period	$35.56	$35.56	$24.13	$25.18
Income from Investment Operations
Net investment income(b)(c)	0.49	0.46	0.42	0.15
Net realized and unrealized gain (loss)	0.11	(0.01)	11.32	(1.08)
Net increase (decrease) in net assets resulting from investment operations	0.60	0.45	11.74	(0.93)
Distributions from:
Net investment income	(0.48)	(0.45)	(0.31)	(0.12)
Net asset value, end of period	$35.68	$35.56	$35.56	$24.13
Market price, end of period	$35.68	$35.58	$35.57	$24.12
Total Return
Total investment return based on net asset value(d)	1.81%	1.21%	48.85%	(3.59)%
Total investment return based on market price(e)	1.75%	1.23%	49.00%	(3.64)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$376,444	$428,535	$410,702	$6,034
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.09%	0.09%	0.09%	0.09%(h)
Expenses excluding waivers/reimbursements(g)	0.10%	0.10%	0.10%	0.11%(h)
Net investment income (loss)(c)	1.45%	1.21%	1.35%	1.67%(h)
Portfolio turnover rate(i)	19%	5%	21%	12%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Chaikin U.S. Large Cap ETF
	For the Year Ended April 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$32.24	$32.51	$21.95	$24.75	$25.30
Income from Investment Operations
Net investment income(a)(b)	0.46	0.40	0.38	0.58	0.48
Net realized and unrealized gain (loss)	0.43	(0.30)	10.60	(2.80)	(0.53)
Net increase (decrease) in net assets resulting from investment operations	0.89	0.10	10.98	(2.22)	(0.05)
Distributions from:
Net investment income	(0.47)	(0.37)	(0.42)	(0.58)	(0.50)
Net asset value, end of year	$32.66	$32.24	$32.51	$21.95	$24.75
Market price, end of year	$32.66	$32.25	$32.54	$21.92	$24.75
Total Return
Total investment return based on net asset value(c)	2.85%	0.24%	50.46%	(9.04)%	(0.13)%
Total investment return based on market price(d)	2.83%	0.17%	50.82%	(9.18)%	(0.13)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$277,626	$306,319	$305,608	$220,630	$278,412
Ratio to average net assets of:
Expenses net of waivers/ reimbursements(e)	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses excluding waivers/ reimbursements(e)	0.26%	0.26%	0.26%	0.26%	0.26%
Net investment income (loss)(b)	1.46%	1.17%	1.43%	2.35%	1.97%
Portfolio turnover rate(f)	51%	65%	68%	58%	52%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)
The market price total investment returns are calculated using the mean between the last bid and ask prices.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Chaikin U.S. Small Cap ETF
	For the Year Ended April 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$31.85	$35.03	$20.02	$25.72	$27.13
Income from Investment Operations
Net investment income(a)(b)	0.47	0.44	0.35	0.28	0.27
Net realized and unrealized gain (loss)	(1.13)	(3.16)	15.01	(5.72)	(1.39)
Net increase (decrease) in net assets resulting from investment operations	(0.66)	(2.72)	15.36	(5.44)	(1.12)
Distributions from:
Net investment income	(0.47)	(0.46)	(0.35)	(0.26)	(0.29)
Net asset value, end of year	$30.72	$31.85	$35.03	$20.02	$25.72
Market price, end of year	$30.71	$31.83	$35.03	$20.02	$25.72
Total Return
Total investment return based on net asset value(c)	(2.10)%	(7.89)%	77.31%	(21.35)%	(4.10)%
Total investment return based on market price(d)	(2.07)%	(7.95)%	77.34%	(21.34)%	(4.14)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$244,203	$186,308	$206,659	$103,108	$348,555
Ratio to average net assets of:
Expenses net of waivers/ reimbursements(e)	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses excluding waivers/ reimbursements(e)	0.36%	0.36%	0.36%	0.36%	0.36%
Net investment income (loss)(b)	1.47%	1.24%	1.29%	1.14%	1.01%
Portfolio turnover rate(f)	62%	64%	76%	43%	57%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ CBRE NextGen Real Estate ETF
	For the Year Ended April 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$24.37	$25.52	$17.32	$25.13	$24.14
Income from Investment Operations
Net investment income(a)(b)	0.51	0.41	0.33	0.66	0.79
Net realized and unrealized gain (loss)	(4.46)	(0.58)	8.67	(7.16)	1.81
Net increase (decrease) in net assets resulting from investment operations	(3.95)	(0.17)	9.00	(6.50)	2.60
Distributions from:
Net investment income	(0.84)	(0.98)	(0.32)	(0.62)	(0.78)
Return of capital	—	—	(0.48)	(0.69)	(0.83)
Total distributions from net investment income and return of capital	(0.84)	(0.98)	(0.80)	(1.31)	(1.61)
Net asset value, end of year	$19.58	$24.37	$25.52	$17.32	$25.13
Market price, end of year	$19.58	$24.35	$25.51	$17.30	$25.12
Total Return
Total investment return based on net asset value(c)	(16.22)%	(0.76)%	53.54%	(27.15)%	11.16%
Total investment return based on market price(d)	(16.15)%	(0.84)%	53.68%	(27.21)%	11.24%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,501	$40,218	$52,309	$40,702	$71,615
Ratio to average net assets of:
Expenses net of waivers/ reimbursements(e)	0.66%(f)	0.70%	0.70%	0.70%	0.70%
Expenses excluding waivers/ reimbursements(e)	0.66%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)(b)	2.45%	1.58%	1.66%	2.72%	3.11%
Portfolio turnover rate(g)	137%	31%	38%	26%	26%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)
The market price total investment returns are calculated using the mean between the last bid and ask prices.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)
The Ratio includes non-recurring costs associated with a proxy statement of 0.02%.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ FTSE International Equity Currency Neutral ETF
	For the Year Ended April 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$22.88	$24.34	$18.02	$20.59	$21.63
Income from Investment Operations
Net investment income(a)(b)	0.71	0.67	0.51	0.56	0.62
Net realized and unrealized gain (loss)	1.05	(1.40)	6.28	(2.51)	(0.77)
Net increase (decrease) in net assets resulting from investment operations	1.76	(0.73)	6.79	(1.95)	(0.15)
Distributions from:
Net investment income	(0.82)	(0.73)	(0.47)	(0.62)	(0.70)
Net realized gain	(0.25)	—	—	—	(0.19)
Total distributions from net investment income and realized gains	(1.07)	(0.73)	(0.47)	(0.62)	(0.89)
Net asset value, end of year	$23.57	$22.88	$24.34	$18.02	$20.59
Market price, end of year	$23.68	$22.60	$24.36	$17.83	$20.65
Total Return
Total investment return based on net asset value(c)	8.31%	(3.16)%	38.14%	(9.74)%	(0.42)%
Total investment return based on market price(d)	10.19%	(4.45)%	39.70%	(10.94)%	(0.03)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$325,243	$265,421	$310,388	$249,575	$281,079
Ratio to average net assets of:
Expenses net of waivers/ reimbursements(e)	0.21%	0.20%	0.20%	0.20%	0.20%
Expenses excluding waivers/ reimbursements(e)	0.26%	0.36%	0.36%	0.36%	0.36%
Net investment income (loss)(b)	3.25%	2.72%	2.41%	2.78%	3.03%
Portfolio turnover rate(f)	14%	8%	10%	8%	13%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)
The market price total investment returns are calculated using the mean between the last bid and ask prices.

(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ U.S. Mid Cap R&D Leaders ETF
	For the Year Ended April 30, 2023	For the Period February 8, 2022(a) to April 30, 2022
Net asset value, beginning of period	$22.49	$25.05
Income from Investment Operations
Net investment income(b)(c)	0.17	0.03
Net realized and unrealized gain (loss)	(1.99)	(2.56)
Net increase (decrease) in net assets resulting from investment operations	(1.82)	(2.53)
Distributions from:
Net investment income	(0.15)	(0.03)
Net asset value, end of period	$20.52	$22.49
Market price, end of period	$20.53	$22.49
Total Return
Total investment return based on net asset value(d)	(8.07)%	(10.10)%
Total investment return based on market price(e)	(8.03)%	(10.11)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,105	$4,499
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.16%	0.16%(h)
Expenses excluding waivers/reimbursements(g)	0.18%	0.17%(h)
Net investment income (loss)(c)	0.80%	0.61%(h)
Portfolio turnover rate(i)	54%	8%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ U.S. Large Cap R&D Leaders ETF
	For the Year Ended April 30, 2023	For the Period February 8, 2022(a) to April 30, 2022
Net asset value, beginning of period	$22.47	$24.83
Income from Investment Operations
Net investment income(b)(c)	0.31	0.07
Net realized and unrealized gain (loss)	0.54	(2.39)
Net increase (decrease) in net assets resulting from investment operations	0.85	(2.32)
Distributions from:
Net investment income	(0.31)	(0.04)
Net asset value, end of period	$23.01	$22.47
Market price, end of period	$23.02	$22.45
Total Return
Total investment return based on net asset value(d)	3.95%	(9.37)%
Total investment return based on market price(e)	4.08%	(9.43)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,602	$4,494
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.14%	0.14%(h)
Expenses excluding waivers/reimbursements(g)	0.16%	0.15%(h)
Net investment income (loss)(c)	1.45%	1.21%(h)
Portfolio turnover rate(i)	23%	3%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Global Equity R&D Leaders ETF
	For the Year Ended April 30, 2023	For the Period February 8, 2022(a) to April 30, 2022
Net asset value, beginning of period	$22.29	$24.92
Income from Investment Operations
Net investment income(b)(c)	0.46	0.12
Net realized and unrealized gain (loss)	0.71	(2.69)
Net increase (decrease) in net assets resulting from investment operations	1.17	(2.57)
Distributions from:
Net investment income	(0.46)	(0.06)
Net asset value, end of period	$23.00	$22.29
Market price, end of period	$23.05	$22.12
Total Return
Total investment return based on net asset value(d)	5.54%	(10.35)%
Total investment return based on market price(e)	6.54%	(11.03)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,751	$4,457
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.18%	0.18%(h)
Expenses excluding waivers/reimbursements(g)	0.20%	0.19%(h)
Net investment income (loss)(c)	2.19%	2.15%(h)
Portfolio turnover rate(i)	27%	12%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Global Resources ETF
	For the Year Ended April 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$34.07	$28.60	$24.16	$26.97	$27.76
Income from Investment Operations
Net investment income(a)(b)	1.35	1.05	0.71	0.66	0.65
Net realized and unrealized gain (loss)	0.16(c)	4.42	6.27	(3.00)	(1.24)
Distributions of net realized gains from investments in other investment companies	—	—	0.01	0.00(d)	—
Net increase (decrease) in net assets resulting from investment operations	1.51	5.47	6.99	(2.34)	(0.59)
Distributions from:
Net investment income	(1.29)	—	(2.55)	(0.47)	(0.20)
Net asset value, end of year	$34.29	$34.07	$28.60	$24.16	$26.97
Market price, end of year	$34.31	$33.92	$28.55	$23.99	$27.06
Total Return
Total investment return based on net asset value(e)	4.79%	19.11%	30.07%	(8.89)%	(2.08)%
Total investment return based on market price(f)	5.32%	18.81%	30.76%	(9.81)%	(1.38)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,291	$34,070	$20,021	$22,948	$175,312
Ratio to average net assets of:
Expenses net of waivers/ reimbursements(g)	0.31%(h)	0.43%	0.76%	0.76%	0.76%
Expenses excluding waivers/ reimbursements(g)	0.32%	0.43%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	4.10%	3.40%	2.70%	2.48%	2.37%
Portfolio turnover rate(i)	17%	77%	98%	100%	132%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

(d)
Less than $0.005 per share.

(e)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(f)
The market price total investment returns are calculated using the mean between the last bid and ask prices.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
The Ratio includes non-recurring costs associated with a proxy statement of 0.01%.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Real Return ETF
	For the Year Ended April 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$26.86	$27.30	$26.94	$27.83	$27.47
Income from Investment Operations
Net investment income(a)(b)	1.30	0.22	0.15	0.54	0.49
Net realized and unrealized gain (loss)	(1.92)	(0.57)	0.44	(0.84)	0.22
Distributions of net realized gains from investments in other investment companies	—	0.11	0.04	0.00(c)	—
Net increase (decrease) in net assets resulting from investment operations	(0.62)	(0.24)	0.63	(0.30)	0.71
Distributions from:
Net investment income	(0.81)	(0.20)	(0.27)	(0.59)	(0.35)
Net asset value, end of year	$25.43	$26.86	$27.30	$26.94	$27.83
Market price, end of year	$25.43	$26.89	$27.29	$26.86	$27.80
Total Return
Total investment return based on net asset value(d)	(2.30)%	(0.90)%	2.33%	(1.13)%	2.64%
Total investment return based on market price(e)	(2.40)%	(0.77)%	2.60%	(1.33)%	2.53%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,358	$26,856	$53,235	$51,188	$57,046
Ratio to average net assets of:
Expenses net of waivers/ reimbursements(f)	0.26%(g)	0.21%	0.21%	0.21%	0.37%
Expenses excluding waivers/ reimbursements(f)	0.32%	0.47%	0.49%	0.49%	0.49%
Net investment income (loss)(b)	5.04%	0.78%	0.56%	1.95%	1.77%
Portfolio turnover rate(h)	13%	114%	66%	68%	97%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
The Ratio includes non-recurring costs associated with a proxy statement of 0.02%.

(h)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Clean Oceans ETF
	For the Year Ended April 30, 2023	For the Period October 21, 2021(a) to April 30, 2022
Net asset value, beginning of period	$21.03	$25.00
Income from Investment Operations
Net investment income(b)(c)	0.42	0.24
Net realized and unrealized gain (loss)	0.09	(4.07)
Net increase (decrease) in net assets resulting from investment operations	0.51	(3.83)
Distributions from:
Net investment income	(0.30)	(0.14)
Net asset value, end of period	$21.24	$21.03
Market price, end of period	$21.25	$20.84
Total Return
Total investment return based on net asset value(d)	2.59%	(15.36)%
Total investment return based on market price(e)	3.55%	(16.13)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,310	$5,257
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.46%(h)	0.45%(i)
Expenses excluding waivers/reimbursements(g)	0.47%	0.46%(i)
Net investment income (loss)(c)	2.15%	1.93%(i)
Portfolio turnover rate(j)	69%	25%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
The Ratio includes non-recurring costs associated with a proxy statement of 0.01%.

(i)
Annualized.

(j)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Cleaner Transport ETF
	For the Year Ended April 30, 2023	For the Period October 21, 2021(a) to April 30, 2022
Net asset value, beginning of period	$20.59	$25.00
Income from Investment Operations
Net investment income(b)(c)	0.58	0.13
Net realized and unrealized gain (loss)	(0.09)	(4.45)
Net increase (decrease) in net assets resulting from investment operations	0.49	(4.32)
Distributions from:
Net investment income	(0.45)	(0.09)
Net asset value, end of period	$20.63	$20.59
Market price, end of period	$20.63	$20.24
Total Return
Total investment return based on net asset value(d)	2.59%	(17.30)%
Total investment return based on market price(e)	4.39%	(18.72)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,189	$6,177
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.46%(h)	0.45%(i)
Expenses excluding waivers/reimbursements(g)	0.47%	0.46%(i)
Net investment income (loss)(c)	2.94%	1.00%(i)
Portfolio turnover rate(j)	56%	19%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
The Ratio includes non-recurring costs associated with a proxy statement of 0.01%.

(i)
Annualized.

(j)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Engender Equality ETF
	For the Year Ended April 30, 2023	For the Period October 21, 2021(a) to April 30, 2022
Net asset value, beginning of period	$21.82	$25.00
Income from Investment Operations
Net investment income(b)(c)	0.30	0.20
Net realized and unrealized gain (loss)	0.87	(3.22)
Net increase (decrease) in net assets resulting from investment operations	1.17	(3.02)
Distributions from:
Net investment income	(0.32)	(0.16)
Net asset value, end of period	$22.67	$21.82
Market price, end of period	$22.67	$21.79
Total Return
Total investment return based on net asset value(d)	5.46%	(12.10)%
Total investment return based on market price(e)	5.63%	(12.24)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,667	$5,456
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.45%	0.45%(h)
Expenses excluding waivers/reimbursements(g)	0.47%	0.46%(h)
Net investment income (loss)(c)	1.40%	1.61%(h)
Portfolio turnover rate(i)	77%	35%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Healthy Hearts ETF
	For the Year Ended April 30,		For the Period January 14, 2021(a) to April 30, 2021
	2023	2022
Net asset value, beginning of period	$27.57	$26.24	$24.93
Income from Investment Operations
Net investment income(b)(c)	0.33	0.32	0.14
Net realized and unrealized gain (loss)	0.83	1.33	1.26
Net increase (decrease) in net assets resulting from investment operations	1.16	1.65	1.40
Distributions from:
Net investment income	(0.33)	(0.32)	(0.09)
Net asset value, end of period	$28.40	$27.57	$26.24
Market price, end of period	$28.43	$27.51	$26.28
Total Return
Total investment return based on net asset value(d)	4.35%	6.32%	5.62%
Total investment return based on market price(e)	4.70%	5.89%	5.77%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,520	$6,893	$6,559
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.46%(h)	0.45%	0.45%(i)
Expenses excluding waivers/reimbursements(g)	0.47%	0.47%	0.46%(i)
Net investment income (loss)(c)	1.26%	1.15%	1.92%(i)
Portfolio turnover rate(j)	55%	31%	14%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price total investment returns are calculated using the mean between the last bid and ask prices. Total investment returns calculated for a period less than one year are not annualized.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
The Ratio includes non-recurring costs associated with a proxy statement of 0.01%.

(i)
Annualized.

(j)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Notes to Financial Statements

April 30, 2023
1. ORGANIZATION
IndexIQ ETF Trust (the “Trust”) was organized as a Delaware statutory trust on July 1, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is currently comprised of nineteen operational funds (collectively, the “Funds” and each individually, a “Fund”). The Funds are exchange-traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices.
Investors may find the financial statements of any issuer whose securities represent a significant amount of the Fund’s assets on the SEC’s website (www.sec.gov).
Funds	Diversification Policy	Commencement of Operations Date
IQ Hedge Multi-Strategy Tracker ETF*	Diversified	March 25, 2009
IQ Merger Arbitrage ETF	Non-diversified	November 17, 2009
IQ 500 International ETF	Diversified	December 13, 2018
IQ Candriam ESG International Equity ETF	Diversified	December 17, 2019
IQ Candriam ESG U.S. Mid Cap Equity ETF	Diversified	October 25, 2022
IQ Candriam ESG U.S. Large Cap Equity ETF	Diversified	December 17, 2019
IQ Chaikin U.S. Large Cap ETF	Diversified	December 13, 2017
IQ Chaikin U.S. Small Cap ETF	Diversified	May 16, 2017
IQ CBRE NextGen Real Estate ETF	Diversified	June 14, 2011
IQ FTSE International Equity Currency Neutral ETF	Diversified	July 22, 2015
IQ U.S. Mid Cap R&D Leaders ETF	Non-diversified	February 8, 2022
IQ U.S. Large Cap R&D Leaders ETF	Non-diversified	February 8, 2022
IQ Global Equity R&D Leaders ETF	Non-diversified	February 8, 2022
IQ Global Resources ETF	Non-diversified	October 27, 2009
IQ Real Return ETF	Diversified	October 27, 2009
IQ Clean Oceans ETF	Non-diversified	October 21, 2021
IQ Cleaner Transport ETF	Non-diversified	October 21, 2021
IQ Engender Equality ETF	Non-diversified	October 21, 2021
IQ Healthy Hearts ETF	Non-diversified	January 14, 2021

*
Fund is “fund of funds”, meaning that it seeks to achieve its investment objective by investing primarily in underlying funds, including ETFs, exchange-traded notes (“ETNs”), and other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange traded commodity pools (“ETVs”). Such ETFs, ETVs and ETNs are referred to collectively as exchange-traded products (“ETPs”).

Notes to Financial Statements (continued)

April 30, 2023
Each Fund’s investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index (the “Underlying Index”). The underlying indices for the Funds are listed below:
Fund	Underlying Index
IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Multi-Strategy Index
IQ Merger Arbitrage ETF	IQ Merger Arbitrage Index
IQ 500 International ETF	IQ 500 International Index
IQ Candriam ESG International Equity ETF	IQ Candriam ESG International Equity Index
IQ Candriam ESG U.S. Mid Cap Equity ETF	IQ Candriam ESG U.S. Mid Cap Equity Index
IQ Candriam ESG U.S. Large Cap Equity ETF	IQ Candriam ESG US Equity Index
IQ Chaikin U.S. Large Cap ETF	NASDAQ Chaikin Power U.S. Large Cap Index
IQ Chaikin U.S. Small Cap ETF	NASDAQ Chaikin Power U.S. Small Cap Index
IQ CBRE NextGen Real Estate ETF	IQ CBRE NextGen Real Estate Index
IQ FTSE International Equity Currency Neutral ETF	FTSE Developed ex North America 50% Hedged to USD Net Tax (US RIC) Index
IQ U.S. Mid Cap R&D Leaders ETF	IQ U.S. Mid Cap R&D Leaders Index
IQ U.S. Large Cap R&D Leaders ETF	IQ U.S. Large Cap R&D Leaders Index
IQ Global Equity R&D Leaders ETF	IQ Global Equity R&D Leaders Index
IQ Global Resources ETF	IQ Global Resources Index
IQ Real Return ETF	Bloomberg IQ Multi-Asset Inflation Index
IQ Clean Oceans ETF	IQ Candriam Clean Oceans Index
IQ Cleaner Transport ETF	IQ Candriam Cleaner Transport Index
IQ Engender Equality ETF	Solactive Equileap US Select Gender Equality Index
IQ Healthy Hearts ETF	IQ Candriam Healthy Hearts Index
2. SIGNIFICANT ACCOUNTING POLICIES
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
Use of Estimates
IndexIQ Advisors LLC (the “Advisor”) makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnification
In the normal course of business, the Funds may enter into contracts that contain a variety of representations and warranties that may provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. The Advisor believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.

Notes to Financial Statements (continued)

April 30, 2023
Investment Valuation
Each Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) only in large blocks of shares called “Creation Units.” The NAV is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the Fund’s listed exchange is open for trading. The NAV of the shares of each Fund will be equal to each Fund’s total assets minus each Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places. The consideration for purchase of a Creation Unit of shares of each Fund generally consists of a basket of securities and/or cash that the Fund specifies each day.
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the “Board”) designated the Advisor as its Valuation Designee (the “Valuation Designee”). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Fund's and the Valuation Designee’s policies and procedures (“Valuation Procedures”) govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources.
In calculating NAV, each Fund’s investments are valued using market quotations when available. Equity securities are generally valued at the closing price of the security on the security’s primary exchange. The primary exchanges for a Fund’s foreign equity securities may close for trading at various times prior to close of regular trading on the New York Stock Exchange Arca, and the value of such securities used in computing the Fund’s NAV are generally determined as of such times.
A Fund typically values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security. Amortized cost is used as the method of valuation with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value.
A swap on an exchange-listed security or securities is valued based on the last reported sale price of the swap’s underlying security or securities on the exchange where the security or securities is primarily traded, or if no sale price is available, at the mid-price of the security or securities underlying the swap on the exchange where the security is primarily traded. A swap on an index is valued based on the publicly available index price. The index price, in turn, is determined by the applicable index calculation agent, which generally values the securities underlying the index at the last reported sale price.
Over-the-counter (“OTC”) traded financial Instruments, forward foreign currency contracts and currency-related derivatives, are normally valued on the basis of quotes obtained from a third party broker-dealer who makes markets in such securities or on the basis of quotes obtained from an independent third-party pricing service.
If a Fund invests in open-end management investment companies (other than ETFs) registered under the 1940 Act, it may rely on the NAVs of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.

Notes to Financial Statements (continued)

April 30, 2023
When market quotations or prices are not readily available or are deemed unreliable or not representative of an investment’s fair value, investments are valued using fair value pricing as determined in good faith by the Advisor, under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Funds’ assets and liabilities) rests with the Advisor. The Advisor may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity or other reason, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.
A Fund may sweep uninvested cash balances into the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares (“Dreyfus Institutional Fund”). The Dreyfus Institutional Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Institutional Fund  has no redemption restriction and is valued at the daily NAV.
Under normal conditions, each Fund invests cash collateral from securities lending activities into the Dreyfus Government Cash Management Fund, Institutional Shares (“Dreyfus Government Fund”). The Dreyfus Government Fund’s investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Government Fund has no redemption restrictions and is valued at the daily NAV.
Fair Value Measurement
Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The availability of observable inputs can vary from security to security and are affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3

Notes to Financial Statements (continued)

April 30, 2023
securities, the Advisor may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information, such as recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.
All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at April 30, 2023 is disclosed at the end of each Fund’s Schedule of Investments.
Foreign Currency Translation — Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included on the Statements of Operations within net change in unrealized appreciation/depreciation on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies will be translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by the London Stock Exchange.
Tax Information and Uncertain Tax Positions
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Funds within the allowable time limits.
The Advisor evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Advisor has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in each Fund’s financial statements. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
The Funds have concluded that there are no tax liabilities resulting from uncertain income tax positions taken or expected to be taken.

Notes to Financial Statements (continued)

April 30, 2023
Dividends and Distributions to Shareholders
Distributions to Shareholders are recorded on the ex-dividend date. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes, are reported as a tax return of capital. Therefore, no federal, state and local income tax provisions are required.
Foreign Taxes
The Funds may be subject to foreign withholding taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Funds will accrue such taxes expected and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. Whether or when a Fund will receive a withholding tax refund is subject to a determination by the tax authorities of each country in which the Fund has an open receivable. The Funds regularly evaluate the probability of recovering each accrued withholding tax. If the likelihood of recovery decreases accruals in the Funds’ net asset value for such refunds may be written down partially or in full, which will adversely affect the Funds’ net asset value.
The Funds may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Funds will accrue the unrecoverable portion of such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statements of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation/depreciation. Taxes related to capital gains realized during the year ended April 30, 2023, if any, are reflected as part of net realized gain (loss) on the Statements of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation/depreciation on investments on the Statements of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
Cash Equivalents
Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired and are disclosed as “Short-Term Investments” in the Schedules of Investments.
Treasury Inflation Protected Securities
The funds may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Security Transactions
Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.
Investment Income and Expenses
Dividend income is recognized on the ex-date. Interest income is accrued daily. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust

Notes to Financial Statements (continued)

April 30, 2023
arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders in the form of dividends. Net investment income is distributed quarterly and capital gains are typically distributed at least annually; except the IQ Real Return ETF typically distributes net investment income monthly, the IQ 500 International ETF typically distributes semi-annually and the IQ Hedge Multi-Strategy Tracker ETF typically distributes annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. Distributions received from the IQ Chaikin U.S. Small Cap ETF and IQ CBRE NextGen Real Estate ETF investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of a REIT held by the fund. The expenses of the investment companies in which the Funds invest are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the Financial Highlights.
Discounts and premiums on securities purchased, other than Short-Term Investments, for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Restricted Cash
At April 30, 2023, certain Funds held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Funds’ custodian/counterparty broker and is reflected in the Statements of Assets and Liabilities.
Securities Lending
The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ securities lending agent. The Funds may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its securities from fees paid by the borrowers of securities, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Each Fund will continue to receive dividend and interest income on securities loaned, any gain or loss in the market price of securities on loan will be accounted for by each Fund. Lending portfolio securities could result in a delay in recovering the Funds’ securities if the borrower defaults.
A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between each Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, each Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market Fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.
In accordance with the securities lending agreement between the Funds and the BNY Mellon, the Funds will be indemnified by the BNY Mellon in the event of default of a third party Borrower.
The securities lending income earned by each Fund is disclosed on the Statements of Operations. The value of loaned securities and related collateral are shown on a gross basis in the Schedules of Investments and

Notes to Financial Statements (continued)

April 30, 2023
Statements of Assets and Liabilities. As of April 30, 2023, the cash collateral consisted of an institutional money market fund and non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds, Separate Trading of Registered Interest (“STRIPs”) and Principal of Securities and U.S. Treasury Inflation Indexed Notes and Bonds with the following maturities:
	Money Market Mutual Fund	U.S. Government Securities
Fund	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
IQ Hedge Multi-Strategy Tracker ETF	$79,158,884	$—	$1,155,398	$45,669,754	$125,984,036
IQ Merger Arbitrage ETF	5,702,321	—	—	—	5,702,321
IQ 500 International ETF	7,950,815	30,226	5,246	5,263,522	13,249,809
IQ Candriam ESG International Equity ETF	5,033,377	29,371	2,226	3,920,568	8,985,542
IQ Candriam ESG U.S. Mid Cap Equity ETF	—	—	—	—	—
IQ Candriam ESG U.S. Large Cap Equity ETF	16,686	—	300,646	5,267,092	5,584,424
IQ Chaikin U.S. Large Cap ETF	—	—	—	—	—
IQ Chaikin U.S. Small Cap ETF	1,568,667	—	223,070	4,879,658	6,671,395
IQ CBRE NextGen Real Estate ETF	34,303	—	11,865	325,609	371,777
IQ FTSE International Equity Currency Neutral ETF	9,578,003	30,597	10,043	7,645,514	17,264,157
IQ U.S. Mid Cap R&D Leaders ETF	158,042	—	2,815	98,183	259,040
IQ U.S. Large Cap R&D Leaders ETF	25,838	—	496	8,677	35,011
IQ Global Equity R&D Leaders ETF	—	—	319	5,584	5,903
IQ Global Resources ETF	140,158	6,518	—	633,147	779,823
IQ Real Return ETF	1,144	—	14,663	196,598	212,405
IQ Clean Oceans ETF	—	—	—	—	—
IQ Cleaner Transport ETF	63,324	—	184	11,542	75,050
IQ Engender Equality ETF	—	—	3,989	69,829	73,818
IQ Healthy Hearts ETF	183,068	—	4,343	102,161	289,572
The collateral amount presented is in excess of the securities on loan.
Master Netting Arrangements
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including forward foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of offset provisions in the event of a default and/or termination event. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
For financial reporting purposes, the Funds do not offset assets and liabilities subject to master netting arrangements or similar arrangements on the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis on the Statements of Assets and Liabilities.
Total return swap contracts are valued at the unrealized appreciation/depreciation on Total Return Swap contracts of the instrument. Securities segregated as collateral for swap contracts are footnoted within each Fund’s Schedule of Investments and the cash collateral is noted at the end of each Fund’s swap table.

Notes to Financial Statements (continued)

April 30, 2023
At April 30, 2023, the unrealized appreciation/depreciation on total return swap contracts for the following Funds was zero, reflecting a reset date at period end based on the contractual agreements with Merrill Lynch International (“MLI”) and Morgan Stanley Capital Service LLC (“Morgan Stanley”), as counterparties to the following Funds:
IQ Hedge Multi-Strategy Tracker ETF
IQ Merger Arbitrage ETF
As of April 30, 2023, the impact of netting of assets and liabilities and offsetting of collateral pledged or received based on contractual netting provisions in the Lending Agreement with BNY Mellon are detailed in the following table:
	Assets			Liabilities
Fund	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received(1)	Net Amount	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
IQ Hedge Multi-Strategy Tracker ETF	$123,265,696	$(123,265,696)	$—	$—	$—	$—
IQ Merger Arbitrage ETF	5,424,691	(5,424,691)	—	—	—	—
IQ 500 International ETF	12,597,602	(12,597,602)	—	—	—	—
IQ Candriam ESG International Equity ETF	8,530,514	(8,530,514)	—	—	—	—
IQ Candriam ESG U.S. Mid Cap Equity ETF	—	—	—	—	—	—
IQ Candriam ESG U.S. Large Cap Equity ETF	5,549,927	(5,549,927)	—	—	—	—
IQ Chaikin U.S. Large Cap ETF	—	—	—	—	—	—
IQ Chaikin U.S. Small Cap ETF	6,591,226	(6,591,226)	—	—	—	—
IQ CBRE NextGen Real Estate ETF	368,885	(368,885)	—	—	—	—
IQ FTSE International Equity Currency Neutral ETF	16,361,707	(16,361,707)	—	—	—	—
IQ U.S. Mid Cap R&D Leaders ETF	252,936	(252,936)	—	—	—	—
IQ U.S. Large Cap R&D Leaders ETF	34,363	(34,363)	—	—	—	—
IQ Global Equity R&D Leaders ETF	5,745	(5,745)	—	—	—	—
IQ Global Resources ETF	747,195	(747,195)	—	—	—	—
IQ Real Return ETF	173,429	(173,429)	—	—	—	—
IQ Clean Oceans ETF	—	—	—	—	—	—
IQ Cleaner Transport ETF	72,382	(72,382)	—	—	—	—
IQ Engender Equality ETF	73,543	(73,543)	—	—	—	—
IQ Healthy Hearts ETF	277,614	(277,614)	—	—	—	—

1
The amount of collateral presented is limited such that the net amount cannot be less than $0.

As of April 30, 2023, each Fund’s OTC derivative assets, which may be offset against each Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:
Fund	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Liabilities
IQ FTSE International Equity Currency Neutral ETF
Morgan Stanley	$1,389,329	$(1,389,329)	$—	$1,598,479	$(1,389,329)	$209,150
This does not reflect securities segregated as collateral, as detailed on the Schedule of Investments.

Notes to Financial Statements (continued)

April 30, 2023
3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS
Investment Advisory Agreement
The Advisor serves as the investment advisor to each series of the Trust and is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Under an Investment Advisory Agreement (“Advisory Agreement”) between the Advisor and the Trust, on behalf of each Fund, the Advisor provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund (including arranging for sub-advisory services, as applicable) subject to the supervision of the Board.
The Advisor also: (i) supervises all non-advisory operations of the Funds; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds and the other series of the Trust; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information; (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the records of the Funds and the other series of the Trust; and (v) provides office space and all necessary office equipment and services. The Funds reimburse the Advisor in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to each Fund.
The Advisory Agreement will continue in effect with respect to the Funds from year to year provided such continuance is specifically approved at least annually by a majority of the Trustees that are not interested persons of the Trust (“Independent Trustees”).Pursuant to the Advisory Agreement, the Funds pay the Advisor a fee, which is accrued daily and paid monthly, for the services performed and the facilities furnished at an annual rate of each Fund’s average daily net assets per the table below.
Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.75%
IQ Merger Arbitrage ETF	0.75%
IQ 500 International ETF	0.25%
IQ Candriam ESG International Equity ETF	0.15%
IQ Candriam ESG U.S. Mid Cap Equity ETF	0.15%
IQ Candriam ESG U.S. Large Cap Equity ETF	0.09%
IQ Chaikin U.S. Large Cap ETF	0.25%
IQ Chaikin U.S. Small Cap ETF	0.35%
IQ CBRE NextGen Real Estate ETF	0.60%*
IQ FTSE International Equity Currency Neutral ETF	0.19%**
IQ U.S. Mid Cap R&D Leaders ETF	0.16%
IQ U.S. Large Cap R&D Leaders ETF	0.14%
IQ Global Equity R&D Leaders ETF	0.18%
IQ Global Resources ETF	0.30%
IQ Real Return ETF	0.29%
IQ Clean Oceans ETF	0.45%
IQ Cleaner Transport ETF	0.45%
IQ Engender Equality ETF	0.45%
IQ Healthy Hearts ETF	0.45%

*
Prior to August 31, 2022, the annual rate for the Fund was 0.69%.

**
Prior to August 31, 2022, the annual rate for the Fund was 0.35%.

The Advisor has agreed to pay all expenses of the Funds, except: brokerage and other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Chief Compliance Officer;

Notes to Financial Statements (continued)

April 30, 2023
extraordinary expenses; distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor.
The Advisor has entered into a Fee Waiver Agreement with certain Funds under which it has contractually agreed to waive a portion of its management fee equal to a specific percentage of the average daily net assets as follows:
Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.22%
IQ Real Return ETF	0.06%
The Advisor has entered into an Expense Limitation Agreement with certain Funds under which it has contractually agreed to waive a portion of its management fee and/or reimburse expenses of the Fund in an amount that limits the Fund’s total annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sale, acquired fund fees and expenses, and extraordinary expenses) to not more than a specific percentage of the average daily net assets as follows:
Fund	Rate
IQ 500 International ETF	0.25%
IQ Candriam ESG International Equity ETF	0.15%
IQ Candriam ESG U.S. Mid Cap Equity ETF	0.15%
IQ Candriam ESG U.S. Large Cap Equity ETF	0.09%
IQ Chaikin U.S. Large Cap ETF	0.25%
IQ Chaikin U.S. Small Cap ETF	0.35%
IQ CBRE NextGen Real Estate ETF	0.60%*
IQ FTSE International Equity Currency Neutral ETF	N/A**
IQ U.S. Mid Cap R&D Leaders ETF	0.16%
IQ U.S. Large Cap R&D Leaders ETF	0.14%
IQ Global Equity R&D Leaders ETF	0.18%
IQ Global Resources ETF	0.30%
IQ Clean Oceans ETF	0.45%
IQ Cleaner Transport ETF	0.45%
IQ Engender Equality ETF	0.45%
IQ Healthy Hearts ETF	0.45%

*
Prior to August 31, 2022, the Fund did not have an Expense Limitation Agreement.

**
The Expense Limitation Agreement for the IQ FTSE International Currency Neutral ETF of 0.20% was terminated August 31, 2022.

The Fee Waiver and Expense Limitation Agreements will remain in effect unless terminated by the Board of Trustees of the Funds.

Notes to Financial Statements (continued)

April 30, 2023
As of April 30, 2023, the Adviser reimbursed the following Fund expenses:
Funds	Reimbursed Expenses
IQ Hedge Multi-Strategy Tracker ETF	$1,448,653
IQ Merger Arbitrage ETF	—
IQ 500 International ETF	22,512
IQ Candriam ESG International Equity ETF	22,750
IQ Candriam ESG U.S. Mid Cap Equity ETF	1,044
IQ Candriam ESG U.S. Large Cap Equity ETF	46,513
IQ Chaikin U.S. Large Cap ETF	34,403
IQ Chaikin U.S. Small Cap ETF	27,368
IQ CBRE NextGen Real Estate ETF	1,973
IQ FTSE International Equity Currency Neutral ETF	132,653
IQ U.S. Mid Cap R&D Leaders ETF	566
IQ U.S. Large Cap R&D Leaders ETF	573
IQ Global Equity R&D Leaders ETF	573
IQ Global Resources ETF	4,658
IQ Real Return ETF	6,877
IQ Clean Oceans ETF	565
IQ Cleaner Transport ETF	544
IQ Engender Equality ETF	594
IQ Healthy Hearts ETF	924
Distribution (12b-1 Fees)
ALPS Distributors, Inc. serves as the Funds’ distributor (the “Distributor”) pursuant to a Distribution Agreement. NYLIFE Distributors LLC has entered into a Service Agreement with the Distributor to market the Funds. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to 0.10% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each respective Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.
As described in Note 4 below, the Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. As described in Note 4 below, such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds and/or serve as counterparty to derivative transactions with each Fund.
Administrator, Custodian and Transfer Agent
BNY Mellon (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) serves as the Funds’ Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement. Under the terms of this agreement, the Advisor pays the Funds’ Administrative, Custody and Transfer Agency fees. Pursuant to these agreements, BNY Mellon provides necessary administrative, custody, transfer agency, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Funds. BNY Mellon is responsible for maintaining the books and records and calculating the daily NAV of the Funds. BNY Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (continued)

April 30, 2023
4. CAPITAL SHARE TRANSACTIONS
Shares are created and redeemed on a continuous basis at NAV only in groups of shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail on the Statements of Changes in Net Assets. Only Authorized Participants may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.
5. FEDERAL INCOME TAX
At April 30, 2023, the cost and unrealized appreciation/depreciation of investments, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
IQ Hedge Multi-Strategy Tracker ETF	$698,858,813	$757,468	$(15,242,000)	(14,484,532)
IQ Merger Arbitrage ETF	431,354,290	5,174,972	(5,200,564)	(25,592)
IQ 500 International ETF	200,315,790	23,573,860	(21,559,506)	2,014,354
IQ Candriam ESG International Equity ETF	186,052,873	25,094,867	(14,707,507)	10,387,360
IQ Candriam ESG U.S. Mid Cap Equity ETF	5,134,847	512,938	(287,002)	225,936
IQ Candriam ESG U.S. Large Cap Equity ETF	354,338,909	53,038,653	(31,138,796)	21,899,857
IQ Chaikin U.S. Large Cap ETF	266,204,209	23,572,435	(12,348,585)	11,223,850
IQ Chaikin U.S. Small Cap ETF	256,810,306	14,116,263	(25,183,042)	(11,066,779)
IQ CBRE NextGen Real Estate ETF	25,953,722	395,620	(2,849,536)	(2,453,916)
IQ FTSE International Equity Currency Neutral ETF	323,298,733	45,529,393	(33,777,388)	11,752,005
IQ U.S. Mid Cap R&D Leaders ETF	4,928,603	295,997	(964,916)	(668,919)
IQ U.S. Large Cap R&D Leaders ETF	4,944,436	360,989	(680,471)	(319,482)
IQ Global Equity R&D Leaders ETF	5,932,607	452,152	(651,603)	(199,451)
IQ Global Resources ETF	31,267,861	4,951,154	(1,895,815)	3,055,339
IQ Real Return ETF	7,067,645	103,325	(766,750)	(663,425)
IQ Clean Oceans ETF	5,381,887	474,548	(567,531)	(92,983)
IQ Cleaner Transport ETF	6,768,990	285,466	(823,024)	(537,558)
IQ Engender Equality ETF	5,636,314	552,375	(526,009)	26,366
IQ Healthy Hearts ETF	7,863,439	1,246,309	(425,189)	821,120
The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals, pass through investments, real estate investment trusts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies held at April 30, 2023.

Notes to Financial Statements (continued)

April 30, 2023
At April 30, 2023, the components of undistributed or accumulated earnings/losses on a tax-basis were as follows:
Fund	Ordinary Income (Loss)1	Net Capital Gain (Losses)2	Net Unrealized Appreciation/ Depreciation	Total Earnings/ (Losses)
IQ Hedge Multi-Strategy Tracker ETF	$8,175,332	$(92,680,103)	$(14,484,532)	$(98,989,303)
IQ Merger Arbitrage ETF	4,247,021	(70,588,070)	62,826	(66,278,223)
IQ 500 International ETF	2,786,160	(7,862,152)	2,008,426	(3,067,566)
IQ Candriam ESG International Equity ETF	1,568,037	(7,061,312)	10,386,028	4,892,753
IQ Candriam ESG U.S. Mid Cap Equity ETF	3,237	(40,866)	225,936	188,307
IQ Candriam ESG U.S. Large Cap Equity ETF	307,832	(7,272,525)	21,899,857	14,935,164
IQ Chaikin U.S. Large Cap ETF	57,288	(47,451,854)	11,223,850	(36,170,716)
IQ Chaikin U.S. Small Cap ETF	8,879	(87,233,611)	(11,066,779)	(98,291,511)
IQ CBRE NextGen Real Estate ETF	—	(14,975,720)	(2,453,271)	(17,428,991)
IQ FTSE International Equity Currency Neutral ETF	570,545	(13,321,686)	11,750,115	(1,001,026)
IQ U.S. Mid Cap R&D Leaders ETF	3,422	(369,137)	(668,919)	(1,034,634)
IQ U.S. Large Cap R&D Leaders ETF	4,440	(136,107)	(319,482)	(451,149)
IQ Global Equity R&D Leaders ETF	9,963	(205,018)	(199,409)	(394,464)
IQ Global Resources ETF	99,804	(61,735,874)	3,053,926	(58,582,144)
IQ Real Return ETF	47,604	(2,203,601)	(663,425)	(2,819,422)
IQ Clean Oceans ETF	39,466	(851,923)	(93,001)	(905,458)
IQ Cleaner Transport ETF	28,733	(794,529)	(537,414)	(1,303,210)
IQ Engender Equality ETF	5,107	(763,220)	26,366	(731,747)
IQ Healthy Hearts ETF	5,161	(581,002)	821,567	245,726

1
Includes late year ordinary loss, if any.

2
Amount includes the deferral of post October losses, if any.

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including foreign currency contracts, real estate investment trusts, swap contracts and post-October losses.

Notes to Financial Statements (continued)

April 30, 2023
At April 30, 2023, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets were as follows:
Fund	Total distributable earnings/ (accumulated loss)	Paid-in capital
IQ Hedge Multi-Strategy Tracker ETF	3,831,928	(3,831,928)
IQ Merger Arbitrage ETF	809,328	(809,328)
IQ 500 International ETF	(5,076,205)	5,076,205
IQ Candriam ESG International Equity ETF	(6,764,612)	6,764,612
IQ Candriam ESG U.S. Mid Cap Equity ETF	(101,022)	101,022
IQ Candriam ESG U.S. Large Cap Equity ETF	(17,447,286)	17,447,286
IQ Chaikin U.S. Large Cap ETF	(1,596,994)	1,596,994
IQ Chaikin U.S. Small Cap ETF	(7,489,183)	7,489,183
IQ CBRE NextGen Real Estate ETF	716,311	(716,311)
IQ FTSE International Equity Currency Neutral ETF	(7,186,217)	7,186,217
IQ U.S. Mid Cap R&D Leaders ETF	—	—
IQ U.S. Large Cap R&D Leaders ETF	—	—
IQ Global Equity R&D Leaders ETF	—	—
IQ Global Resources ETF	(1,890,274)	1,890,274
IQ Real Return ETF	1,359,911	(1,359,911)
IQ Clean Oceans ETF	—	—
IQ Cleaner Transport ETF	51,933	(51,933)
IQ Engender Equality ETF	—	—
IQ Healthy Hearts ETF	—	—
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/ tax differences. Reclassifications are primarily due to the tax treatment of redemptions in-kind, underlying investments, distributions in excess of earnings and profits, net operating losses, taxable over-distributions and capital share redemptions utilized as distributions for tax purposes.

Notes to Financial Statements (continued)

April 30, 2023
The tax character of distributions paid during the years ended April 30, 2023 and 2022 were as follows:
	2023			2022
Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
IQ Hedge Multi-Strategy Tracker ETF	$12,443,799	$—	$—	$2,417,467	$—	$—
IQ Merger Arbitrage ETF	—	—	—	—	—	—
IQ 500 International ETF	6,462,947	—	—	8,747,984	—	—
IQ Candriam ESG International Equity ETF	5,958,535	—	—	5,802,531	—	—
IQ Candriam ESG U.S. Mid Cap Equity ETF	39,786	—	—	N/A	N/A	N/A
IQ Candriam ESG U.S. Large Cap Equity ETF	5,433,110	—	—	5,632,747	—	—
IQ Chaikin U.S. Large Cap ETF	4,210,806	—	—	3,470,326	—	—
IQ Chaikin U.S. Small Cap ETF	3,441,045	—	—	2,747,303	—	—
IQ CBRE NextGen Real Estate ETF	1,257,827	—	—	1,830,575	—	—
IQ FTSE International Equity Currency Neutral ETF	13,451,645	—	—	9,308,477	—	—
IQ U.S. Mid Cap R&D Leaders ETF	30,506	—	—	6,272	—	—
IQ U.S. Large Cap R&D Leaders ETF	62,738	—	—	8,288	—	—
IQ Global Equity R&D Leaders ETF	97,529	—	—	11,114	—	—
IQ Global Resources ETF	1,420,439	—	—	—	—	—
IQ Real Return ETF	421,464	—	—	307,104	—	—
IQ Clean Oceans ETF	73,790	—	—	34,323	—	—
IQ Cleaner Transport ETF	119,864	—	—	27,324	—	—
IQ Engender Equality ETF	79,325	—	—	40,598	—	—
IQ Healthy Hearts ETF	95,171	—	—	80,268	—	—

Notes to Financial Statements (continued)

April 30, 2023
Capital losses incurred after October 31 (“Post-October Losses”) and certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. For the year ended April 30, 2023, the Funds incurred and elected to defer to May 1, 2023 Post-October Losses and late year ordinary losses of:
Fund	Late Year Ordinary Losses	Short-Term Post October Losses	Long-Term Post October Losses
IQ Hedge Multi-Strategy Tracker ETF	$—	$—	$—
IQ Merger Arbitrage ETF	—	—	—
IQ 500 International ETF	—	—	—
IQ Candriam ESG International Equity ETF	—	—	—
IQ Candriam ESG U.S. Mid Cap Equity ETF	—	—	—
IQ Candriam ESG U.S. Large Cap Equity ETF	—	—	—
IQ Chaikin U.S. Large Cap ETF	—	—	—
IQ Chaikin U.S. Small Cap ETF	—	—	—
IQ CBRE NextGen Real Estate ETF	—	—	—
IQ FTSE International Equity Currency Neutral ETF	—	5,341,275	7,980,411
IQ U.S. Mid Cap R&D Leaders ETF	—	—	—
IQ U.S. Large Cap R&D Leaders ETF	—	—	—
IQ Global Equity R&D Leaders ETF	—	—	—
IQ Global Resources ETF	—	—	—
IQ Real Return ETF	—	—	—
IQ Clean Oceans ETF	—	—	—
IQ Cleaner Transport ETF	—	—	—
IQ Engender Equality ETF	—	—	—
IQ Healthy Hearts ETF	—	—	—
At April 30, 2023, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no

Notes to Financial Statements (continued)

April 30, 2023
assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:
Fund	Utilized in Current Year	Short-Term With No Expiration	Long-Term With No Expiration
IQ Hedge Multi-Strategy Tracker ETF	$—	$78,004,414	$14,675,689
IQ Merger Arbitrage ETF	—	70,588,070	—
IQ 500 International ETF	—	3,499,512	4,362,640
IQ Candriam ESG International Equity ETF	—	4,110,590	2,950,722
IQ Candriam ESG U.S. Mid Cap Equity ETF	—	40,866	—
IQ Candriam ESG U.S. Large Cap Equity ETF	—	6,392,175	880,350
IQ Chaikin U.S. Large Cap ETF	—	25,780,152	21,671,702
IQ Chaikin U.S. Small Cap ETF	—	46,879,810	40,353,801
IQ CBRE NextGen Real Estate ETF	—	789,419	14,186,301
IQ FTSE International Equity Currency Neutral ETF	2,170,970	—	—
IQ U.S. Mid Cap R&D Leaders ETF	—	323,547	45,590
IQ U.S. Large Cap R&D Leaders ETF	—	114,904	21,203
IQ Global Equity R&D Leaders ETF	—	168,411	36,607
IQ Global Resources ETF	—	33,053,219	28,682,655
IQ Real Return ETF	—	913,556	1,290,045
IQ Clean Oceans ETF	—	687,135	164,788
IQ Cleaner Transport ETF	—	612,884	181,645
IQ Engender Equality ETF	—	624,032	139,188
IQ Healthy Hearts ETF	—	276,922	304,080
6. OTHER AFFILIATED PARTIES AND TRANSACTIONS
For the purposes of the financial statements, the Funds assume the following to be holdings by affiliates. As of April 30, 2023, affiliated transactions, if any, are listed at the end of the Fund’s respective Schedule of Investments.
The Advisor is an affiliate of New York Life Investment Management LLC (“NYLIM”) and of New York Life Insurance & Annuity Corporation (“NYLIAC”). The following tables reflect shares of a Fund beneficially owned by NYLIM or NYLIAC or funds or accounts managed by NYLIM or NYLIAC where such holdings exceed 5% of the shares of the fund. As of April 30, 2023, NYLIM and NYLIAC, or fund or accounts managed by NYLIM or NYLIAC, were not known to own beneficially greater than 5% of the shares of any Fund except as set forth below.
New York Life Insurance & Annuity Corporation
Fund	% Ownership
IQ Clean Oceans ETF	76.0%
IQ Cleaner Transport ETF	63.3%
IQ Engender Equality ETF	80.0%
IQ Healthy Hearts ETF	66.3%

Notes to Financial Statements (continued)

April 30, 2023
New York Life Investment Management LLC
Fund	% Ownership
IQ 500 International ETF	88.7%
IQ Candriam ESG International Equity ETF	91.5%
IQ Candriam ESG U.S. Mid Cap Equity ETF	95.0%
IQ Candriam ESG U.S. Large Cap Equity ETF	84.1%
IQ Chaikin U.S. Large Cap ETF	98.2%
IQ Chaikin U.S. Small Cap ETF	80.7%
IQ FTSE International Equity Currency Neutral ETF	36.4%
IQ U.S. Mid Cap R&D Leaders ETF	95.0%
IQ U.S. Large Cap R&D Leaders ETF	95.0%
IQ Global Equity R&D Leaders ETF	76.0%
7. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2023 are as follows:
Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind
IQ Hedge Multi-Strategy Tracker ETF	$624,034,202	$620,539,217	$266,034,986	$404,051,717
IQ Merger Arbitrage ETF	1,678,058,475	1,688,371,866	37,437,048	152,929,916
IQ 500 International ETF	36,723,652	36,822,907	17,405,814	42,756,406
IQ Candriam ESG International Equity ETF	32,969,992	33,319,659	20,406,633	35,461,468
IQ Candriam ESG U.S. Mid Cap Equity ETF	725,621	823,192	6,365,665	1,208,872
IQ Candriam ESG U.S. Large Cap Equity ETF	75,860,610	75,379,001	35,275,688	88,540,702
IQ Chaikin U.S. Large Cap ETF	145,153,350	144,688,710	4,761,120	36,355,774
IQ Chaikin U.S. Small Cap ETF	144,223,131	143,658,297	105,911,664	38,762,702
IQ CBRE NextGen Real Estate ETF	41,977,432	42,520,344	2,233,099	10,783,665
IQ FTSE International Equity Currency Neutral ETF	38,674,702	38,914,620	75,720,355	34,669,350
IQ U.S. Mid Cap R&D Leaders ETF	2,281,611	2,276,802	—	—
IQ U.S. Large Cap R&D Leaders ETF	988,253	985,537	—	—
IQ Global Equity R&D Leaders ETF	1,283,072	1,217,077	1,024,811	—
IQ Global Resources ETF	6,407,950	6,263,059	8,558,050	8,131,318
IQ Real Return ETF	2,319,208	1,455,446	—	19,182,003
IQ Clean Oceans ETF	3,462,306	3,443,626	—	—
IQ Cleaner Transport ETF	2,886,521	2,850,093	990,974	935,242
IQ Engender Equality ETF	4,148,800	4,153,166	—	—
IQ Healthy Hearts ETF	4,120,698	4,100,438	1,246,196	—
8. DERIVATIVE FINANCIAL INSTRUMENTS
Swap Transactions
A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates based on a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds’ obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for total return swaps. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Funds or if the reference index, security or investments do not perform as expected.

Notes to Financial Statements (continued)

April 30, 2023
The value of a total return swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Segregated securities are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of Total Return Swaps, if any, are recorded as unrealized appreciation or depreciation on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as a change in net unrealized appreciation depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement on the Statements of Operations.
When a Fund has an unrealized loss on a swap agreement, the Fund instructs the Custodian to pledge cash or liquid securities as collateral with a value at least equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted with the fluctuations of the swap value.
The IQ Hedge Multi-Strategy Tracker ETF and IQ Merger Arbitrage ETF used Total Return Swaps to replicate the performance of the Index. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. Therefore, the Funds consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying instruments.
Pursuant to documentation governing the Funds’ swap transactions with MLI and Morgan Stanley, MLI and Morgan Stanley have the right to terminate the swaps early in the event that the net assets of the given Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, MLI and Morgan Stanley may require the Funds to pay or receive a settlement amount in connection with the terminated swap transaction. The Funds utilized swaps to affect both long and short exposure to several asset classes and market segments, including, among others, real estate, domestic equity, international equity, emerging markets equities, investment grade corporate bonds, high yield corporate bonds, convertible bonds, preferred securities, emerging market-debt, mortgage-backed securities, floating rate notes, developed markets currencies, broad commodity indices, precious metals, equity market volatility, and U.S. Treasury bonds. As of April 30, 2023, the Funds have not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination. As of such date, the settlement values of these contracts were approximately equal to the fair value of such contracts. As of April 30, 2023, open swap transactions, if any, are listed at the end of the Funds’ respective Schedule of Investments.
Forward Foreign Currency Contracts
The IQ FTSE International Equity Currency Neutral ETF may enter into forward foreign currency contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A non-deliverable forward currency contract does not require physical delivery of the underlying currencies and the contract is settled based on the difference between the contracted price and the prevailing spot price of the agreed upon notional amount. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
Upon entering into a forward foreign currency contract, a Fund is required to segregate permissible liquid assets or engage in other measures approved by the SEC to “cover” the Fund’s obligations relating to its transactions in derivatives. Fluctuations in the value of open forward foreign currency contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold. At April 30, 2023, open forward foreign currency contracts, if any, are listed at the end of the Funds’ respective Schedule of Investments.

Notes to Financial Statements (continued)

April 30, 2023
Quantitative Disclosure of Derivative Holding
The following tables show additional disclosures related to each Fund’s derivative and holding activities, including how such activities are accounted for and their effect in each Fund’s financial positions, performance and cash flows.
The fair value of derivative instruments reflected on the Statements of Assets and Liabilities were as follows:
Asset Derivatives
Forward Currency Contract Risk
IQ FTSE International Equity Currency Neutral ETF
Unrealized appreciation on forward foreign currency contracts	$1,389,329
Liability Derivatives
Forward Currency Contract Risk
IQ FTSE International Equity Currency Neutral ETF
Unrealized depreciation on forward foreign currency contracts	$1,598,479
Total return swaps reflect a reset date as of April 30, 2023; therefore, there is no unrealized appreciation/depreciation reflected on the Statements of Assets and Liabilities.
Transactions in derivative instruments reflected on the Statements of Operations during the year ended April 30, 2023 were as follows:
Fund	Forward Currency Contract Risk	Equity Risk
IQ Hedge Multi-Strategy Tracker ETF
Realized gain (loss)
Swap transactions		$(1,630,717)
IQ Merger Arbitrage ETF
Realized gain (loss)
Swap transactions		$9,045,469
IQ FTSE International Equity Currency Neutral ETF
Realized gain (loss)
Forward foreign currency contracts	$7,913,790
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$(7,375,002)
For the year ended April 30, 2023, the monthly average notional value of the derivatives held by the Funds were as follows:
	Average Notional Value
Fund	IQ Hedge Multi-Strategy Tracker ETF	IQ Merger Arbitrage ETF	IQ FTSE International Equity Currency Neutral ETF
Asset Derivatives
Swap contracts	$66,841,513	$—	$—
Forward foreign currency contracts	—	—	244,610,064
Liability Derivatives
Swap contracts	$(67,060,007)	$(56,928,280)	$—
Forward foreign currency contracts	—	—	(244,061,014)

Notes to Financial Statements (continued)

April 30, 2023
9. RISKS INVOLVED WITH INVESTING IN THE FUNDS
The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments.
Counterparty Risk
Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. In those instances, an underlying ETP utilizing such deliverables will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the underlying ETP will sustain losses.
Currency Hedging Risk1
Certain Funds use various strategies to attempt to reduce the impact of changes in the value of a foreign currency against the U.S. dollar. These strategies may not be successful. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a fund may also go up or down quickly and unpredictably and investors may lose money.
Currency Risk
Certain Funds will invest in securities denominated in currencies other than U.S. dollars (foreign currencies). Therefore, while much of the income received by a Fund may be denominated in foreign currency, the Underlying Index and the Fund’s NAV will be calculated in U.S. dollars. Furthermore, a Fund may convert cash in U.S. dollars to foreign currencies to purchase securities. Both a Fund’s ability to track the Underlying Index, and Fund returns in general, may be adversely impacted by changes in currency exchange rates, which can occur quickly and without warning.
Cyber Security and Disruptions in Operations
With the increasing use of the Internet and technology in connection with the Fund’s operations, the Fund may be more susceptible to greater operational and information security risks resulting from breaches in cyber security. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third-parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents may result in actual or potential adverse consequences for critical information and communications technology, or systems and networks that are vital to the Fund’s or their service providers’ operations, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of or denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information (i.e., identity theft or other privacy breaches). In addition, a cyber security breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s NAV including over an extended period, impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Fund and their shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.

1
Applies to IQ FTSE International Equity Currency Neutral ETF.

Notes to Financial Statements (continued)

April 30, 2023
Debt Investments Risk
The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market risk, regulatory risk, price volatility and liquidity risk. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due, and may reduce the value of the debt investment, sometimes dramatically. Certain debt investments may be difficult to value, purchase, or sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.
Debt investments most frequently trade in institutional round lot size transactions. Until a Fund grows significantly in size, a fund may purchase a significant number of bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots. Odd lot size positions may have more price volatility than institutional round lot size positions. The Funds use a third-party pricing service to value bond holdings and the pricing service values bonds assuming orderly transactions of an institutional round lot size.
Depositary Receipts Risk
A Fund may invest in depositary receipts. Types of depositary receipts in which a Fund may invest include ADRs, EDRs and GDRs. ADRs are receipts that are traded in the U.S. evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets. To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs or EDRs, such GDRs and EDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted depositary receipt or any depositary receipt for which pricing information is not readily available. Generally, all depositary receipts must be sponsored. The Fund, however, may invest in unsponsored depositary receipts under certain limited circumstances. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Derivatives Risk
Derivative strategies may expose a Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Derivatives may be more volatile than direct investments in the instrument underlying the contract and may not correlate perfectly to the underlying instrument. Derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of a Fund.
Emerging Market Securities Risk
A Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have

Notes to Financial Statements (continued)

April 30, 2023
smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.
Equity Securities Risk
The prices of equity securities are responsive to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic, stock market, industry and company conditions and the risk inherent in the portfolio manager’s ability to anticipate such changes that can adversely affect the value of a Fund’s holdings. Opportunity for greater gain may come with greater risk of loss.
ESG Investing Style Risk2
The application of environmental, social and corporate governance investing criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, there is no guarantee that the construction methodology of the Underlying Index will accurately provide exposure to issuers meeting environmental, social and corporate governance criteria.
Exchange Traded Vehicle Risk3
Unlike an investment in a mutual fund, the value of the Funds’ investments in ETFs, ETVs and ETNs is based on stock market prices and the Funds could lose money due to stock market developments, the failure of an active trading market to develop, or exchange trading halts or de-listings. Federal law prohibits the Funds from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Funds from allocating their investments to ETFs in an optimal manner.
Fund of Funds Risk3
Certain Funds’ investment performance, because they are fund of funds, depend on the investment performance of the underlying ETFs in which they invest. An investment in any such Fund is subject to the risks associated with the underlying ETFs that comprise its Underlying Index. Such a Fund will indirectly pay a proportional share of the asset-based fees of the underlying ETFs in which it invests.
Foreign Securities Risk
Certain Funds invest directly or indirectly (through underlying ETFs) in the securities of non-U.S. issuers, which involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
Income Risk
The income of a Fund receives from investments in debt securities may decline when interest rates fall. This decline can occur because a Fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature or the Fund needs to purchase additional bonds.
Index Risk
The Funds’ Underlying Indexes and the Funds rebalance only on a monthly, quarterly or annual basis, which may cause the performance of the Underlying Indexes and the Funds to deviate from that of the market exposure that they are trying to achieve.

2
Applies to IQ Candriam ESG International Equity ETF, IQ Candriam ESG U.S. Mid Cap Equity ETF, IQ Candriam ESG U.S. Large Cap Equity ETF, IQ Clean Oceans ETF, IQ Cleaner Transport ETF, IQ Engender Equality ETF, and IQ Healthy Hearts ETF.

3
Applies to IQ Hedge Multi-Strategy Tracker ETF.

Notes to Financial Statements (continued)

April 30, 2023
Industry Concentration Risk
To the extent that a Fund’s Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.
Inflation-Protected Security Risk4
The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Large Capitalization Companies Risk5
Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Over certain periods, the performance of large-capitalization companies has trailed the performance of overall markets.
Large Transaction Risks
From time to time, a Fund may receive large purchase or redemption orders from affiliated or unaffiliated funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.
LIBOR Replacement Risk
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize floating rates, such as the London Interbank Offered Rate (“LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and will cease publication of a majority of U.S. dollar LIBOR settings on a representative basis on June 30, 2023.
Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”)). Various financial industry groups have been planning for the discontinuation of LIBOR and markets have been developing in response to these new rates, but questions around the liquidity of the new rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. There are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the discontinuation nor its ultimate outcome is fully known.
Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that were tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilized LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance.

4
Applies to IQ Real Return ETF.

5
Applies to IQ U.S. Large Cap R&D Leaders ETF.

Notes to Financial Statements (continued)

April 30, 2023
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value.
While the transition away from LIBOR is nearly complete with no material adverse effect to the Funds’ performance, it is difficult to predict the full impact of the discontinuation of LIBOR on a Fund.
Long/Short Risk
There is no guarantee that the returns on a Fund’s long or short positions, if any, will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, a Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.
Market Disruption Risk
In late February 2022, the Russian military invaded the Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe, and many other countries including the U.S. and other members of the North Atlantic Treaty Organization (“NATO”). In response, various countries, including the U.S., the United Kingdom, and members of the European Union issued broad-ranging economic sanctions against Russia, Russian companies and financial institutions, Russian individuals and others. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia in light of Russia’s invasion of Ukraine will adversely impact the economies of Russia and Ukraine. Certain sectors of each country’s economy may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors. Further, a number of large corporations and U.S. and foreign governmental entities have announced plans to divest interests or otherwise curtail business dealings in Russia or with certain Russian businesses. These events have resulted in (and may continue to result in) a loss of liquidity and value of Russian and Ukrainian securities and, in some cases, a complete inability to trade or settle trades in certain Russian securities. Further actions are likely to be taken by the international community, including governments and private corporations, that will adversely impact the Russian economy in particular. Such actions may include boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals, or other unforeseeable actions. The ramifications of the hostilities and sanctions also may negatively impact other regional and global economic markets (including Europe and the U.S.), companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility and have severe negative consequences for regional and global markets, industries and companies in which the Fund invests. Moreover, the extent and duration of the Ukrainian invasion or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on a Fund’s performance and the value of an investment in the Fund.
Market Risk
The market price of investments owned by a Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting markets generally or particular segments of the market. Market risks include political, regulatory, market and economic developments, and geopolitical and other events, including war, terrorism, trade disputes, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health crises. Such events, and governments’ reactions to such events, may result in disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a Fund and its investments.

Notes to Financial Statements (continued)

April 30, 2023
Mid-Capitalization Companies Risk6
Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, therefore impacting the value of the Fund’s investment in mid-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
New Fund Risk7
Certain Funds are new funds. There can be no assurance that they will grow to or maintain an economically viable size, in which case they may experience greater tracking error to their Underlying Indexes or ultimately liquidate.
Passive Management Risk
Unlike many investment companies, each Fund seeks to track its Underlying Index and is not “actively” managed. Therefore, a fund would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) its Underlying Index.
Small Capitalization Companies Risk8
Certain Funds invest primarily in the stocks of small capitalization companies, which may be more volatile than those of larger companies. Stock prices of small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments. Additionally, the stocks of small capitalization companies may be thinly traded, making it difficult to buy and sell them.
Total Return Swap Risk9
Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where a Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, a Fund may also be required to pay the dollar value of that decline (or, if an inverse swap, increase, if an inverse swap) to the counterparty. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty.
Tracking Error Risk
Each Fund’s performance may not match its Underlying Index during any period of time. Although each Fund attempts to track the performance of its Underlying Index, a Fund may not be able to duplicate its exact composition or return for a number of reasons, including that the strategies used by the Advisor to match the performance of the Underlying Indexes were unsuccessful and because a Fund incurs expenses, which an Underlying Index does not incur.
Trading Price Risk
Although it is expected that generally the market price of a Fund’s Shares will approximate the Fund’s NAV, there may be times when market price in the Secondary Market and the NAV vary significantly. During periods

6
Applies to IQ Candriam ESG U.S. Mid Cap Equity ETF and IQ U.S. Mid Cap R&D Leaders ETF.

7
Applies to IQ Candriam ESG U.S. Mid Cap Equity ETF.

8
Applies to IQ Candriam ESG International Equity ETF, IQ Candriam ESG U.S. Large Cap Equity ETF, IQ Chaikin U.S. Small Cap ETF, IQ CBRE NextGen Real Estate ETF, IQ Clean Oceans ETF, IQ Cleaner Transport ETF, and IQ Engender Equality ETF.

9
Applies to IQ Hedge Multi-Strategy Tracker ETF and IQ Merger Arbitrage ETF.

Notes to Financial Statements (continued)

April 30, 2023
of market stress, shares of a Fund may also experience significantly wider “bid/ask” spreads, premiums and discounts between a Fund’s NAV and market price.
U.S. Investing Risk
Certain Funds may have significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations, tariffs or the threat of tariffs, and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
10. SUBSEQUENT EVENTS
In the preparation of the financial statements, the Advisor has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material subsequent events that would require disclosure.

Report of Independent Registered Public Accounting Firm

April 30, 2023
To the Board of Trustees of IndexIQ ETF Trust and Shareholders of each of the nineteen funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (nineteen of the funds constituting IndexIQ ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
IQ Hedge Multi-Strategy Tracker ETF(1)	IQ U.S. Mid Cap R&D Leaders ETF(3)
IQ Merger Arbitrage ETF(1)	IQ U.S. Large Cap R&D Leaders ETF(3)
IQ 500 International ETF(1)	IQ Global Equity R&D Leaders ETF(3)
IQ Candriam ESG International Equity ETF(1)	IQ Global Resources ETF(1)
IQ Candriam ESG U.S. Mid Cap Equity ETF(2)	IQ Real Return ETF(1)
IQ Candriam ESG U.S. Large Cap Equity ETF(1)	IQ Clean Oceans ETF(4)
IQ Chaikin U.S. Large Cap ETF(1)	IQ Cleaner Transport ETF(4)
IQ Chaikin U.S. Small Cap ETF(1)	IQ Engender Equality ETF(4)
IQ CBRE NextGen Real Estate ETF(1)	IQ Healthy Hearts ETF(1)
IQ FTSE International Equity Currency Neutral ETF(1)

(1)
Statement of operations for the year ended April 30, 2023 and statement of changes in net assets for the years ended April 30, 2023 and 2022

(2)
Statement of operations and statement of changes in net assets for the period October 25, 2022 (commencement of operations) through April 30, 2023

(3)
Statement of operations for the year ended April 30, 2023, and statement of changes in net assets for the year ended April 30, 2023 and the period February 8, 2022 (commencement of operations) through April 30, 2022

(4)
Statement of operations for the year ended April 30, 2023, and statement of changes in net assets for the year ended April 30, 2023 and the period October 21, 2021 (commencement of operations) through April 30, 2022

Report of Independent Registered Public Accounting Firm (continued)

April 30, 2023
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
June 22, 2023
We have served as the auditor of one or more investment companies in the IndexIQ Complex since 2015.

Liquidity Risk Management Program (unaudited)

April 30, 2023
In compliance with Rule 22e-4 under the Investment Company Act of 1940, the funds of IndexIQ ETF Trust (the “Funds”) have adopted and implemented a liquidity risk management program (the “Program”), which IndexIQ Advisors LLC believes is reasonably designed to assess and manage the Funds’ liquidity risk. The Board of Trustees (the “Board”) designated IndexIQ Advisors LLC as administrator of the Program (the “Administrator”). The Program Administrator’s Portfolio Oversight Committee acts as the Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 30, 2023, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy, and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that: (i) the Program operated effectively to assess and manage the Funds’ liquidity risk; (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments; and (iii) each Fund’s investment strategy continues to be appropriate for an open-end fund.
In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as: (i) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (ii) each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; (iii) each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources; (iv) the relationship between each Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (v) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio.
In compliance with the Liquidity Rule and in accordance with the Program, funds able to qualify as “In-Kind ETFs” are not required to: (i) classify each portfolio investment into one of four categories or (ii) establish a highly liquid investment minimum. The Liquidity Rule defines an In-Kind ETF as an ETF that meets redemptions through in-kind transfers of securities, positions, and assets other than a de minimis amount of cash and publishes its portfolio holdings daily. Each of the Funds, with the exceptions of IQ FTSE International Equity Currency ETF, qualify as In-Kind ETFs.
IQ FTSE International Equity Currency ETF classifies its portfolio investment into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Classification determinations are made by taking into account each Fund’s reasonably anticipated trade size, various market, trading, and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments and do not qualify as In-Kind ETFs to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (“HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review, and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There were no material changes to the Program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

Supplemental Information (unaudited)

April 30, 2023
Federal Tax Status of Dividends Declared During the Tax Year
IQ CBRE NextGen Real Estate ETF designates 62.80% as qualified business income.
Qualified Dividend Income — Certain dividends paid by the fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended April 30, 2023 taxed at a maximum rate of 20% is as follows:
IQ Hedge Multi-Strategy Tracker ETF	12.85%
IQ Merger Arbitrage ETF	0.00%
IQ 500 International ETF	73.14%
IQ Candriam ESG International Equity ETF	81.49%
IQ Candriam ESG U.S. Mid Cap Equity ETF	88.44%
IQ Candriam ESG U.S. Large Cap Equity ETF	100.00%
IQ Chaikin U.S. Large Cap ETF	100.00%
IQ Chaikin U.S. Small Cap ETF	100.00%
IQ CBRE NextGen Real Estate ETF	2.56%
IQ FTSE International Equity Currency Neutral ETF	72.34%
IQ U.S. Mid Cap R&D Leaders ETF	100.00%
IQ U.S. Large Cap R&D Leaders ETF	100.00%
IQ Global Equity R&D Leaders ETF	100.00%
IQ Global Resources ETF	89.65%
IQ Real Return ETF	36.77%
IQ Clean Oceans ETF	100.00%
IQ Cleaner Transport ETF	100.00%
IQ Engender Equality ETF	100.00%
IQ Healthy Hearts ETF	100.00%

Supplemental Information (unaudited) (continued)

April 30, 2023
Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2023 that qualifies for the dividends received deduction is as follows:
IQ Hedge Multi-Strategy Tracker ETF	4.24%
IQ Merger Arbitrage ETF	0.00%
IQ 500 International ETF	0.00%
IQ Candriam ESG International Equity ETF	0.00%
IQ Candriam ESG U.S. Mid Cap Equity ETF	84.24%
IQ Candriam ESG U.S. Large Cap Equity ETF	100.00%
IQ Chaikin U.S. Large Cap ETF	100.00%
IQ Chaikin U.S. Small Cap ETF	100.00%
IQ CBRE NextGen Real Estate ETF	0.00%
IQ FTSE International Equity Currency Neutral ETF	0.00%
IQ U.S. Mid Cap R&D Leaders ETF	100.00%
IQ U.S. Large Cap R&D Leaders ETF	100.00%
IQ Global Equity R&D Leaders ETF	35.95%
IQ Global Resources ETF	32.92%
IQ Real Return ETF	35.86%
IQ Clean Oceans ETF	26.44%
IQ Cleaner Transport ETF	12.49%
IQ Engender Equality ETF	100.00%
IQ Healthy Hearts ETF	75.48%

Supplemental Information (unaudited) (continued)

April 30, 2023
Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended April 30, 2023, are as follows:
Fund	Foreign Taxes Per Share	Foreign Income Per Share
IQ Hedge Multi-Strategy Tracker ETF	—	—
IQ Merger Arbitrage ETF	—	—
IQ 500 International ETF	0.0900	1.2721
IQ Candriam ESG International Equity ETF	0.0674	0.9819
IQ Candriam ESG U.S. Mid Cap Equity ETF	—	—
IQ Candriam ESG U.S. Large Cap Equity ETF	—	—
IQ Chaikin U.S. Large Cap ETF	—	—
IQ Chaikin U.S. Small Cap ETF	—	—
IQ CBRE NextGen Real Estate ETF	—	—
IQ FTSE International Equity Currency Neutral ETF	0.0469	0.7320
IQ U.S. Mid Cap R&D Leaders ETF	—	—
IQ U.S. Large Cap R&D Leaders ETF	—	—
IQ Global Equity R&D Leaders ETF	—	—
IQ Global Resources ETF	—	—
IQ Real Return ETF	—	—
IQ Clean Oceans ETF	0.0539	0.4466
IQ Cleaner Transport ETF	0.0711	0.5630
IQ Engender Equality ETF	—	—
IQ Healthy Hearts ETF	—	—

In January 2024, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2023.

Board Review of Investment Advisory Agreements (unaudited)

April 30, 2023
Approval Relating To Annual Continuation of the Advisory Agreement
The Board (the members of which are referred to as “Trustees”) met in person on March 30, 2023, to consider the approval of the continuation, for an additional year, of the Advisory Agreement with respect to the series of the Trust for which the agreement applies (the “Funds”). The Board noted that the Advisory Agreement was between the Trust and IndexIQ Advisors LLC (the “Advisor”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement with respect to the Funds. In connection with considering approval of the continuation of the Advisory Agreement, the Independent Trustees, met in executive session with counsel to the Independent Trustees, who provided assistance and advice. The consideration of the continuation of the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.
During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor to the Funds and the fees charged by the Advisor; (2) information concerning the business and operations, compliance program and portfolio management teams of the Advisor; (3) the expense levels of each Fund; (4) the investment performance of the Funds; (5) the costs of the services provided and profits realized by the Advisor and its affiliates from the relationship with the Trust, including expense limitation agreements and fee waiver agreements between the Advisor and certain Funds; (6) the extent to which economies of scale would be realized as each Fund grows; (7) any “fall-out” benefits derived or to be derived by the Advisor from its relationship with the Trust; and (8) potential conflicts of interest. The Board considered that the Funds were passively managed ETFs and that several of the Funds were designed to track indexes created by an affiliate of the Advisor.
In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement; (2) information about applicable expense limitation and fee waiver agreements; (3) information describing the Advisor and the services provided thereby; (4) information regarding the compliance program and portfolio management team of the Advisor; (5) copies of the Form ADV for the Advisor; (6) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (7) materials provided by the Advisor in response to a 15(c) request for information from legal counsel to the Independent Trustees; and (8) a presentation by personnel of the Advisor. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses, as applicable) of the Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the investment management industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ Active ETF Trust.
In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:
1.
The nature, extent and quality of the facilities and services provided by the Advisor. The Board reviewed the services that the Advisor provides to the Funds, noting that they had continually reviewed and overseen such services throughout the past year. The Board noted the responsibilities that the Advisor has as the investment advisor to the Funds, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, monitoring fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, obtaining licenses for use of indexes tracked by the Funds, providing officers for the Funds, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Funds. For Funds that were not yet operational, the Board considered the services rendered in respect of the existing Funds in assessing services expected to be provided to the non-operational Funds.

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2023
The Board reviewed the Advisor’s experience, resources, and strengths in managing ETFs and other investment mandates, including the Advisor’s management of the Funds and the funds of the IndexIQ Active ETF Trust. The Board also noted and discussed with the Advisor the resources and additional support and personnel from its affiliates New York Life Investment Management LLC (“NYLIM”) and New York Life Insurance Company, which resources enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the Funds. The Board also considered the Advisor’s marketing and distribution strategy, including the various services engaged by the Advisor in seeking to market and grow assets in the Funds.
Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as the Advisor’s ability to render such services based on its personnel, experience, operations, and resources.
2.
Comparison of services provided and fees charged by the Advisor and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Advisor from its relationship with the Funds. The Board then compared both the services rendered and the fees paid with respect to the Funds pursuant to the Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs.

In particular, the Board compared each Fund’s advisory fee and expense ratio (including acquired fund fees and expenses, as applicable) to other investment companies considered to be in each such Fund’s peer group. The Advisor presented information on how peer groups were selected for the Funds, which generally are differentiated from broad Morningstar categorization based on distinguishing characteristics of many Funds’ core strategies, several of which are unique indexes designed by an affiliate of the Advisor. The Advisor explained that peer groups were selected using an objective methodology by a NYLIM team.
The Board noted that certain Funds had peer groups of limited size and, in certain cases, with substantial differences in portfolio management and operational costs. The Board was presented with information describing the Funds’ performance and fees, with information relative to peer groups. The Board considered unique characteristics of certain Funds relative to peer groups, particularly where such Funds had fee or total expense ratios that diverged from the median levels of the applicable peer group. The Board also discussed price pressure in the general ETF marketplace and the impact of market pressures on the price levels for relatively unique investment strategies such as those implemented by several of the Funds.
Additionally, the Trustees considered that the Advisor had put in place expense limitation or fee waiver agreements whereby the Advisor reimburses expenses and/or waives fees to limit the impact above set thresholds of certain expenses on shareholders of certain Funds. The Board noted that such expense limitation and fee waiver agreements were reflected, where applicable, in the peer group analysis provided by the Advisor. The Board further noted that the Advisor had put in place permanent expense limitation and/or fee waiver agreements for certain Funds, which were subject to termination by the Board.
The Board also considered that certain Funds invest in the IQ Ultra Short Duration ETF and other third-party funds and based on information provided by the Advisor, and determined that fees that would be paid to the Advisor that are attributable to the investments made by such Funds would not be duplicative.
After comparing each Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by the Advisor and the costs incurred by the Advisor in rendering those services, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor with respect to each Fund is fair and reasonable.

Board Review of Investment Advisory Agreements (unaudited) (continued)

April 30, 2023
3.
The Advisor’s profitability and the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment advisor to each Fund, including operational costs. The Board also discussed additional resources available to the Advisor as part of a larger organization, including the investment of financial and human resources into the Advisor and additional support to market and distribute the Funds.

The Board considered information regarding the strategy of the Advisor to grow assets in the Funds during the calendar year, including the marketing and distribution details that were provided in the Board materials. The Board reviewed the net asset levels of the Funds and the impact of both high and low asset levels on such Funds. The Advisor presented to the Board information on the operating profits on a year over year basis.
The Board considered whether the continued operation of certain Funds that had not attracted significant assets under management would be profitable to the Advisor under the unitary fee arrangement of the Advisory Agreement and determined to continue to review the asset levels of the Funds in relation to the Advisor’s profitability. The Board also noted the existence of Expense Limitation Agreements and Fee Waiver Agreements applicable to certain of the Funds, and their respective impacts on costs to shareholders and profitability of the Advisor.
The Board concluded that the fees paid to the Advisor were reasonable when considering the relative asset levels and profitability of the Funds to the Advisor.
4.
Investment performance of the Funds.   The Board considered the investment performance of the existing Funds, including tracking error. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of the Advisor in reaching such objectives. The Board considered each Fund’s investment performance compared to the underlying index that each Fund seeks to track and includes in its prospectus and shareholder reports. The Board also considered each Fund’s investment performance compared to the respective Fund’s peer group. The Board considered that certain Funds had recently launched and had limited performance and operational history to consider.

The Board concluded that the investment performance of the Funds, particularly in the context of tracking error as against each Fund’s underlying index and in succeeding in satisfying their stated investment objective, supported the approval of the Advisory Agreement.
The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the Funds, to make an informed business decision with respect to the Advisory Agreement for the Funds. Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor were reasonable and fair to the Funds and to recommend to the Board the approval of the Advisory Agreement. As a result, all of the Board members, including the Independent Trustees, determined that the continuation of the Advisory Agreement with the Advisor was in the best interests of each Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the continuation of the Advisory Agreement for an additional one-year period.

Board of Trustees and Officers (unaudited)

Independent Trustees
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Lofton Holder, 1964	Trustee	Since June 2022	Retired; formerly, Managing Partner and Co-Founder, Pine Street Alternative Asset Management, (2011 – 2019).	29	Board Member, Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., and Golub Capital Direct Lending Corporation (each, a business development company) (2021 – present); Board Member, Manning & Napier (investment manager) (2021 − present).
Michael A. Pignataro, 1959	Trustee	Since April 2015	Retired; formerly, Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	29	The New Ireland Fund, Inc. (closed-end fund) (2015 to 2023).
Paul D. Schaeffer, 1951	Trustee Chair of the Board	Since April 2015 Since March 2023	President, ASP (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Consultant and Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present).	29	Management Board Member, RIA in a Box LLC (financial services consulting) (2018 to 2021); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to 2018); Management Board Member, Altegris Investments, LLC (registered broker-dealer) (2016 to 2018); Management Board Member, AssetMark Inc. (financial services consulting) (2016 to 2017); PopTech! (conference operator) (2012 to 2016); Board Member, Pathways Core Training (nonprofit) (2019 to present); Board Member, Center for Collaborative Investigative Journalism (non-profit) (2020 − present).
Michelle A. Shell, 1975	Trustee	Since June 2022	Visiting Scholar, Harvard Business School (2020 to present); Visiting Assistant Professor of Operations Management, Boston University Questrom School of Business (2020 to present); Business researcher and consultant, self-employed (2013 – 2020).	29	U.S. Charitable Gift Trust (public charity offering donor-advised funds and trust products) (2017 – present); Pathstone (investment advisory firm offering comprehensive family office services) (2022 − present).

Board of Trustees and Officers (unaudited) (continued)

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Kirk C. Lehneis, 1974(4)	President	Since January 2018	Chief Operating Officer and Senior Managing Director, New York Life Investment Management LLC (since 2016); Chief Executive Officer, IndexIQ Advisors LLC (since 2018); Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since September 2017); President, MainStay CBRE Global Infrastructure Megatrends Fund (since 2021).	29	None.
Officers
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jack R. Benintende, 1964	Vice President	Since March 2023	Chief Operating Officer, IndexIQ Advisors LLC (since February 2023), Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007) and MainStay Funds Trust (since 2009).
Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2018	Vice President of Operations & Finance, IndexIQ Advisors (2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon (2007 to 2015).
Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015	Chief Legal Officer, IndexIQ Advisors LLC (since 2015), Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since 2015).
Kevin M. Gleason, 1966	Chief Compliance Officer	Since June 2022	Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust, The MainStay Funds, MainStay Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund and MainStay VP Funds Trust (since 2022); Senior Vice President, Voya Investment Management, LLC and Chief Compliance Officer, Voya Family of Funds (2012 to 2022).

(1)
The address of each Trustee or officer is c/o IndexIQ Advisors, 51 Madison Avenue, New York, New York 10010.

(2)
Trustees and Officers serve until their successors are duly elected and qualified.

(3)
The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person the Advisor.

(4)
Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

IndexIQ ETF Trust
Annual Report | April 30, 2023
IQ Hedge Multi-Strategy Tracker ETF (QAI)
IQ Merger Arbitrage ETF (MNA)
IQ 500 International ETF (IQIN)
IQ Candriam ESG International Equity ETF (IQSI)
IQ Candriam ESG U.S. Mid Cap Equity ETF (IQSM)
IQ Candriam ESG U.S. Large Cap Equity ETF (IQSU)
IQ Chaikin U.S. Large Cap ETF (CLRG)
IQ Chaikin U.S. Small Cap ETF (CSML)
IQ CBRE NextGen Real Estate ETF (ROOF)
IQ FTSE International Equity Currency Neutral ETF (HFXI)
IQ U.S. Mid Cap R&D Leaders ETF (MRND)
IQ U.S. Large Cap R&D Leaders ETF (LRND)
IQ Global Equity R&D Leaders ETF (WRND)
IQ Global Resources ETF (GRES)
IQ Real Return ETF (CPI)
IQ Clean Oceans ETF (OCEN)
IQ Cleaner Transport ETF (CLNR)
IQ Engender Equality ETF (EQUL)
IQ Healthy Hearts ETF (HART)
Investment Advisor
IndexIQ Advisors LLC
51 Madison Avenue
New York, NY 10010
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Legal Counsel
Chapman and Cutler LLP
1717 Rhode Island Avenue
Washington, DC 20036
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

5022336ME11-06/23

The Report to Shareholders is attached herewith.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its Audit Committee, an “independent” Trustee, Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $412,408 for 2023 and $450,130 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2023 and $0 for 2022.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	With respect to the services described in each of Items 4(b) through (d), no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant's investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $13,219,000 for the fiscal year ended April 30, 2023, and (ii) $12,492,273 for the fiscal year ended April 30, 2022.

(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2023 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Michael Pignataro, Michelle Shell, Lofton Holder and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of v the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ ETF Trust

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	June 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	June 30, 2023

By (Signature and Title)	/s/ Adefolahan O. Oyefeso
Adefolahan O. Oyefeso
(Principal Financial Officer)

Date	June 30, 2023